UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-7447
                                                     ----------

                           Harris Insight Funds Trust
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 760 Moore Road
                            King of Prussia, PA 19406
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Thomas J. Ryan
                           Harris Insight Funds Trust
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
               ---------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 610-382-8667
                                                            ------------

                   Date of fiscal year end: December 31, 2003
                                           -------------------

                   Date of reporting period: December 31, 2003
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                 [LOGO OMITTED]
                                     HARRIS
                               INSIGHT FUNDS(TM)


                                  ANNUAL REPORT



--------------------------------------------------------------------------------



                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

      ---------------------------------------------------------------------
           NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
      ---------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------



DEAR SHAREHOLDER:


We are pleased to present the annual report of the Harris Insight Funds for the year ending December 31, 2003.


This annual report differs from annual reports that we have provided to shareholders in the past in that it provides no commentary on broader issues that affected the markets or any commentary on future developments or trends. In the past we cited economic information, industry information and other socio-economic developments and their effect or potential effect on the relevant markets. Our commentary represented informed professional opinions and observations that would prove very difficult to certify under current law.


A change in legislation, the Sarbanes-Oxley Act of 2002, requires that the Funds' principal executive and financial officers certify all information provided in current annual reports. As a result of this law, the portfolio manager commentary focuses specifically on those factors that affected the portfolios in 2003 and does not address potential market developments that may influence the economy and the Funds in the future.


Please take a few minutes to review the report as it provides information about your investment.


We wish to thank you for continuing to invest in the Harris Insight Funds. You should contact the Funds or your financial advisor with any questions.


Sincerely,

/s/ PETER P. CAPACCIO

Peter P. Capaccio
President

THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS



INVESTMENT ADVISER:                         HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                                PFPC DISTRIBUTORS, INC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                    LETTER TO SHAREHOLDERS               PAGE    1

               PORTFOLIO MANAGEMENT REVIEW
                            Fund Summaries               Page    4-21

                           TAX INFORMATION               PAGE    22

                  STATEMENTS OF NET ASSETS
                       MONEY MARKET FUNDS:
              Government Money Market Fund               Page    23
                         Money Market Fund               Page    24
              Tax-Exempt Money Market Fund               Page    27

                       FIXED INCOME FUNDS:
              Short/Intermediate Bond Fund               Page    33
                                 Bond Fund               Page    38
         Intermediate Government Bond Fund               Page    42
                      High Yield Bond Fund               Page    45
         Intermediate Tax-Exempt Bond Fund               Page    48
                      Tax-Exempt Bond Fund               Page    53
               High Yield Select Bond Fund               Page    56

                             EQUITY FUNDS:
                               Equity Fund               Page    57
                          Core Equity Fund               Page    60
                Small-Cap Opportunity Fund               Page    63
                      Small-Cap Value Fund               Page    67
                                Index Fund               Page    70
          Small-Cap Aggressive Growth Fund               Page    78
                             Balanced Fund               Page    80
                        International Fund               Page    87
                     Emerging Markets Fund               Page    89

                  STATEMENTS OF OPERATIONS               PAGE    92

       STATEMENTS OF CHANGES IN NET ASSETS               PAGE    96

                      FINANCIAL HIGHLIGHTS               PAGE    104

             NOTES TO FINANCIAL STATEMENTS               PAGE    124

              INDEPENDENT AUDITORS' REPORT               PAGE    145

                           FUND MANAGEMENT               PAGE    146

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------
                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in short-term securities issued by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by these securities, that have remaining maturities of 397 days or less.


MANAGER'S OVERVIEW: The key factor affecting the performance of money-market mutual funds was the generational-low level of the Fed Funds Rate. On June 25, the Federal Open Market Committee ("FOMC") of the Federal Reserve Board lowered the Fed Funds Rate to 1.00%. This is the lowest rate level the FOMC has targeted in 45 years. Since money market funds tend to track the Fed Funds Rate, the return on money market funds fell during the year, and current yields are generally just below the 1.00% target rate. Another trend affecting the returns on money market funds that purchase Treasury and Agency debt was the increased supply of short-maturity instruments in these sectors. The growth of supply in these instrument's, particularly in Agency debt, reduced the traditional yield disadvantage relative to corporate securities.


    The Fund actively shifted strategies throughout the year to exploit opportunities provided by these trends. The amount of floating-rate obligations held by the Fund was increased during the year, as these securities provided additional yield relative to instruments with similar maturity characteristics. The Fund also purchased callable Agency debt on several occasions as a substitute for the fixed-rate securities typically held by the Fund. These securities provided significant yield enhancement and benefited from the relatively low levels of interest-rate volatility.


                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.


MANAGER'S OVERVIEW: The key factor affecting the performance of money-market mutual funds was the generational-low level of the Fed Funds Rate. On June 25, the Federal Open Market Committee ("FOMC") of the Federal Reserve Board lowered the Fed Funds Rate to 1.00%. This is the lowest rate level the FOMC has targeted in 45 years. Since money market funds tend to track the Fed Funds Rate, the return on money market funds fell during the year, and current yields are generally just below the 1.00% target rate. Another trend affecting the return on money market funds that purchase corporate debt was the overall reduction in the amount of short-term debt issued by these entities. The lack of supply in corporate commercial paper and short-maturity bonds reduced the traditional yield advantage these securities provide relative to Treasury or Agency securities.


    The Fund actively shifted strategies throughout the year to minimize the negative effects of these trends on performance. The amount of floating-rate obligations held by the Fund was increased during the year, as these securities provided additional yield relative to instruments with similar maturity characteristics. The Fund also purchased Agency debt on several occasions as a substitute for the corporate securities typically held by the Fund. Another attractive alternative to corporate debt was municipal securities. During the year, these instruments occasionally produced higher absolute yields than other money market instruments.


                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.


MANAGER'S OVERVIEW: Tax-exempt money fund yields were at extreme lows throughout 2003. The significant, contributing factor to this situation was the Federal Reserve Board lowering its target rate to a 45-year low of 1.00%. The Fed's June 25 easing coincided with the start of the annual tax-exempt note issuance season, resulting in the issuance of new tax-exempt municipal notes at unattractively low yields. This provided little incentive for funds to extend their average days-to-maturity. Many fund managers anticipated the Fed's easing and attempted to extend their portfolios during the first two quarters of the year. During the second half of the year, the variable-rate sector of the municipal market provided the most value. Consistent with the typical seasonal demand cycle of the municipal market, the tax-exempt money markets experienced large cash outflows during the fourth quarter. This created a lack of demand and an abundance of supply in variable-rate securities. Yields soared to levels that, at times, exceeded those of taxable securities.


    The Fund rotated strategies throughout the year to take advantage of market opportunities, extending the portfolio during the first quarter with an expectation that the Fed would ease in the following months. By year-end, all maturities and cash inflows in the Fund were invested in variable-rate securities, and, with heavy supply and little demand in this sector, rates rose to attractive levels. The Fund closed the year with over 70% of its portfolio in floating- and variable-rate instruments.

                          SHORT/INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Credit Bond Index -- a weighted composite of (i) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment-grade debt securities with a short/intermediate-term average maturity.

MANAGER'S OVERVIEW: Despite a rise in Treasury yields for the two-year note and longer, the Fund posted another year of positive results. Aided by coupon income and a narrowing in yield spreads between comparable Treasury and non-Treasury alternatives, the investment-grade bond market, as measured by the Lehman Brothers Aggregate Index, returned 4.10% in 2003. While the apparent rebound in economic activity had the potential to pressure interest rates dramatically upward, the actual impact was a modest 43 basis-point year-over-year increase in the 10-year Treasury yield. However, the return advantage offered by corporate bonds generally was not so modest. A post-Sarbanes-Oxley rebound in investor confidence, combined with improved profit margins and a rosier economic backdrop, led to 527 basis points of excess returns for investment-grade credit as reported by Lehman Brothers.
    Against this environment of higher rates and corporate bond relative outperformance, the Fund was positioned, on average, duration neutral to its benchmark, with an overweight to the non-Treasury sectors, primarily asset-backed and corporate bonds. While duration management proved to be neutral from a value-added perspective, the Fund's sector positioning worked in its favor. Likewise, its focus on the BBB-rated sub-sector of the investment-grade universe was a plus, as BBBs in general outperformed.


--------------------------------------------------------------------------------
   GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX FROM INCEPTION THROUGH
                  OR FOR THE 10 YEARS ENDED DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                           Index        Institutional Shares
                                          -------       --------------------

Feb-96                                    $10,000             $10,000
Dec-96                                     10,439              10,361
Dec-97                                     11,260              11,102
Dec-98                                     12,208              11,881
Dec-99                                     12,256              11,978
Dec-00                                     13,496              13,223
Dec-01                                     14,705              14,263
Dec-02                                     16,152              15,176
Dec-03                                     16,848              15,800

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                         Index       N Shares      A Shares         B Shares
                         -----       --------      --------         --------

1-Jan-94                $10,000       $10,000       $10,000         $10,000
Dec-94                    9,649         9,871         9,521           9,846
Dec-95                   11,505        11,242        10,843          11,182
Dec-96                   11,839        11,636        11,223          11,543
Dec-97                   12,770        12,437        11,997          12,303
Dec-98                   13,845        13,277        12,806          13,098
Dec-99                   13,899        13,351        12,878          13,137
Dec-00                   15,306        14,703        14,182          14,425
Dec-01                   16,677        15,820        15,260          15,454
Dec-02                   18,318        16,791        16,196          16,281
Dec-03                   19,108        17,438        16,820          16,782


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                              1 Year        5 Year      10 Year/Inception**
                              ------        ------      -------------------

Institutional Shares           4.11%        5.87%            6.00%
N Shares                       3.85%        5.60%            5.72%
A Shares                       0.19%        4.86%            5.34%
B Shares                      -1.91%        4.75%            5.31%


 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                    BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

MANAGER'S OVERVIEW: Despite a rise in Treasury yields for the two-year note and longer, the Fund posted another year of positive results. Aided by coupon income and a narrowing in yield spreads between comparable Treasurys and non-Treasury alternatives, the investment-grade bond market, as measured by the Lehman Brothers Aggregate Index, returned 4.10% in 2003. While the apparent rebound in economic activity had the potential to pressure interest rates dramatically upward, the actual impact was a modest 43 basis-point year-over-year increase in the 10-year Treasury yield. However, the return advantage offered by corporate bonds was not so modest. A post-Sarbanes-Oxley rebound in investor confidence, combined with improved profit margins and a rosier economic backdrop, led to 527 basis points of excess returns for investment-grade credit as reported by Lehman Brothers.
    Against this environment of higher rates and corporate bond relative outperformance, the Fund, was positioned, on average, duration neutral to its benchmark, with an overweight to the non-Treasury sectors, primarily asset-backed and corporate bonds. While duration management proved to be neutral from a value-added perspective, the Fund's sector positioning worked in its favor. Likewise, its focus on the BBB-rated sub-sector of the investment-grade universe was a plus, as BBBs in general outperformed.


    GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS
         AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                        Institutional
               Index       Shares        N Shares     A Shares     B Shares
               -----    -------------    --------     --------     --------

Apr-96        $10,000      $10,000        $10,000      $10,000     $10,000
Dec-96         10,609       10,540         10,527       10,054      10,507
Dec-97         11,636       11,532         11,489       10,972      11,435
Dec-98         12,645       12,354         12,276       11,725      12,187
Dec-99         12,541       12,241         12,134       11,589      12,011
Dec-00         14,000       13,839         13,685       13,070      13,506
Dec-01         15,182       14,991         14,787       14,122      14,528
Dec-02         16,740       16,067         15,808       15,098      15,416
Dec-03         17,426       16,698         16,388       15,652      15,862


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                        1 Year      5 Year    Inception**
                                        ------      ------    -----------

Institutional Shares                     3.93%      6.21%        6.88%
N Shares                                 3.67%      5.95%        6.62%
A Shares                                -1.01%      4.98%        5.99%
B Shares                                -2.05%      5.09%        6.17%



 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares, A Shares and B Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                        INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- an index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

MANAGER'S OVERVIEW: Global events, including the Iraq war and SARS epidemic, combined with Federal Reserve Bank policy concerns, an exploding Treasury issuance calendar and mortgage refinancing fever were the key drivers of Treasury rates in 2003. Bond investors were treated to a roller-coaster interest-rate ride this year, with 10-year Treasury yields hitting a low of 3.11% in June and a high of 4.61% in September, the highest level of volatility since 1986. The net result was a year-over-year increase of 43 basis points in 10-year yields which translated to a passable return of 2.24% for the Lehman Brothers Treasury Index, the lowest since 1999.
    In spite of the modest return in Treasuries, investor appetite for additional yield soared, creating a huge demand for non-Treasury securities. As a result, investment-grade spread sectors posted positive excess returns to Treasuries as reported by Lehman Brothers. Asset-backed bonds and commercial mortgages posted the strongest excess returns of 181 and 201 basis points, respectively. Agencies, due to negative headlines earlier in the year, and mortgage-backed securities provided more modest 27- and 11-basis-point excess returns, respectively.
    Against this backdrop, the Fund posted another year of positive results. The Fund's duration was neutral throughout most of the year, and was thus unaffected by wildly fluctuating interest rates. Duration was shortened modestly heading into year-end, as economic conditions improved. An allocation to the AAA-rated spread sectors, asset-backed securities and commercial mortgage-backed securities in particular, positively added to the Fund's performance.


GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND FUND AND THE
   LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                        Institutional
               Index       Shares        N Shares     A Shares     B Shares
               -----    -------------    --------     --------     --------

1-Jan-94          $10,000       $10,000      $10,000     $10,000    $10,000
Dec-94              9,825         9,835        9,807       9,463      9,735
Dec-95             11,243        11,158       11,091      10,702     10,296
Dec-96             11,699        11,612       11,519      11,115     11,260
Dec-97             12,602        12,520       12,390      11,955     12,067
Dec-98             13,671        13,453       13,280      12,814     12,896
Dec-99             13,738        13,345       13,141      12,679     12,725
Dec-00             15,176        15,104       14,835      14,314     14,322
Dec-01             16,454        16,273       15,944      15,384     15,299
Dec-02             18,040        17,964       17,557      16,941     16,722
Dec-03             18,453        18,396       17,935      17,306     16,954


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                   1 Year       5 Year     10 Year
                                   ------       ------     -------

Institutional Shares                2.40%       6.46%       6.28%
N Shares                            2.15%       6.19%       6.02%
A Shares                           -1.42%       5.44%       5.64%
B Shares                           -3.47%       5.30%       5.42%


 * Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.50%, 0.75%, 0.75% and 1.50%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                              HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Bear Stearns High Yield Bond Index -- an index comprised of below investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

MANAGER'S OVERVIEW: The high-yield bond market continued the rally that began in the 4th quarter of 2002 and posted its best return in over 10 years, with the Merrill Lynch High Yield Index up 27.23% in 2003. With the exception of a brief period in July, the market was very strong throughout the year with 11 of 12 months showing positive returns.
    Market strength can be attributed to a combination of several factors. On the technical side, high levels of cash inflows into mutual funds, coupled with increased high-yield allocations by hedge funds and other investors, led to very high demand for bonds. While new issuance in the primary market was high, much of this issuance was used for refinancing old debt. The result was a year-long imbalance between supply and demand that saw the net new supply of bonds overwhelmed by the strong investor appetite for bonds, and bond prices were bid up accordingly.
    On the fundamental side, credit quality improved throughout the year as the improving economic environment and better access to the capital markets allowed several previously distressed credits to avoid liquidity crises by issuing new debt. The result was an overall improvement in credit quality that can be seen in declining default rates and a year-long rally in the riskiest/lowest quality issues in the market (the Merrill Lynch CCC Index returned 56.76% for the year versus 27.23% for the High Yield Index).
    Although returns for the year were very attractive at 18.15%, the Fund's defensive strategy did not allow it to keep pace with the market in 2003. Relative performance was affected by underweight positions in the utilities and telecommunications sectors, as well as an underweight position in the lowest quality, CCC-rated credits. On the positive side, diversification in the Fund improved vastly during the year as the number of positions in the portfolio more than doubled by year-end and large positions were reduced substantially.


     GROWTH OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND FUND AND THE BEAR STEARNS HIGH YIELD BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                           Institutional
                               Index           Shares
                               -----       -------------

Jul-99                        $10,000        $10,000
Dec-99                         10,018         10,265
Dec-00                          9,336         10,882
Dec-01                          9,841         11,755
Dec-02                          9,742         11,765
Dec-03                         12,560         13,900


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03               1 Year   Inception**
                                            ------   -----------

Institutional Shares                         18.15%     7.63%


 * Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions.

** The inception date for the Fund's performance with respect to the Institutional Shares is July 12, 1999. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the High Yield Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the High Yield Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.61%, the estimated expense ratio of the Institutional Shares, at the inception of its operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                        INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


    PERFORMANCE BENCHMARK: Lehman Brothers 3-15 Year Blend Municipal Bond Index -- an index comprised of 31,231 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

    INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal securities with a dollar weighted average portfolio maturity of between 3 and 10 years.

    MANAGER'S OVERVIEW: Despite record new municipal-bond issuance in 2003, the municipal-bond market significantly outperformed U.S. Treasury bonds. In fact, the Fund's benchmark returned 5.11%, as measured by the Lehman Brothers 3-15 year Blend Municipal Index. In general, longer maturities outperformed as the yield curve flattened throughout the year. The intermediate maturity range, where the Fund is overweight, proved optimal. Moreover, the bulk of returns was generated from coupon income. Security selection played an important role as the Fund's hospital bond returns performed impressively. Volatility remained high against a background of mixed signals on the timing and magnitude of the U.S. recovery and the unpredictability of world events.



   GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE TAX-EXEMPT BOND FUND AND
    THE LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND INDEX FOR THE 10 YEARS
                            ENDED DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                          Institutional
               Index         Shares         N Shares     A Shares      B Shares
               -----      -------------     --------     --------      --------

1-Jan-94       $10,000       $10,000        $10,000      $10,000       $10,000
Dec-94           9,642         9,691          9,668        9,329         9,595
Dec-95          11,119        10,823         10,770       10,393        10,609
Dec-96          11,615        11,155         11,072       10,684        10,881
Dec-97          12,583        11,869         11,752       11,340        11,530
Dec-98          13,383        12,455         12,301       11,870        12,051
Dec-99          13,320        12,401         12,217       11,789        11,950
Dec-00          14,643        13,792         13,553       13,079        13,230
Dec-01          15,415        14,561         14,274       13,774        13,897
Dec-02          16,904        15,991         15,637       15,089        15,089
Dec-03          17,768        16,734         16,322       15,751        15,633



AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                         1 Year         5 Year       10 Year
                                         ------         ------       -------

Institutional Shares                      4.64%         6.08%         5.28%
N Shares                                  4.38%         5.82%         5.02%
A Shares                                  0.70%         5.07%         4.65%
B Shares                                 -1.39%         5.02%         4.57%



 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80%, 1.05%, 1.05% and 1.80%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                              TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- an index comprised of 42,102 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

MANAGER'S OVERVIEW: Despite record new municipal-bond issuance in 2003, the municipal-bond market significantly outperformed U.S. Treasury bonds EN-ROUTE to posting a 5.31% total return, as measured by the Lehman Brothers Municipal Bond Index. In general, longer maturities outperformed as the yield curve flattened throughout the year. In fact, the intermediate maturity range, where the Fund is overweight, was optimal. Moreover, the bulk of returns was generated from coupon income. Security selection was important as the Fund's hospital bonds returns performed impressively. Volatility remained high against a background of mixed signals on the timing and magnitude of the U.S. recovery and the unpredictability of world events.



   GROWTH OF A $10,000 INVESTMENT IN THE TAX-EXEMPT BOND FUND AND THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                          Institutional
              Index         Shares          N Shares     A Shares     B Shares
             -------      -------------     --------     --------     --------

1-Jan-94     $10,000         $10,000        $10,000      $10,000      $10,000
Dec-94         9,483           9,270          9,247        8,831        9,178
Dec-95        11,138          10,609         10,556       10,082       10,399
Dec-96        11,631          11,008         10,919       10,428       10,729
Dec-97        12,700          11,948         11,822       11,291       11,596
Dec-98        13,523          12,532         12,368       11,812       12,112
Dec-99        13,244          12,147         11,959       11,421       11,690
Dec-00        14,791          13,897         13,648       13,034       13,310
Dec-01        15,550          14,734         14,433       13,784       13,992
Dec-02        17,043          16,416         16,041       15,320       15,435
Dec-03        17,948          17,369         16,931       16,170       16,170


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                      1 Year         5 Year      10 Year
                                      ------         ------      -------

Institutional Shares                   5.81%         6.75%        5.67%
N Shares                               5.55%         6.48%        5.41%
A Shares                               0.77%         5.50%        4.92%
B Shares                              -0.24%         5.63%        4.92%



 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80%, 1.05%, 1.05% and 1.80%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                           HIGH YIELD SELECT BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Credit Suisse First Boston Convertible Securities Index -- an index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S.-domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.
    Bear Stearns High Yield Bond Index -- an index comprised of below investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

MANAGER'S OVERVIEW: Please see the comments for the High Yield Bond Fund in which the High Yield Select Bond Fund invests all of its investable assets.


GROWTH OF A $10,000 INVESTMENT IN THE HIGH YIELD SELECT BOND FUND AND THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX AND THE BEAR STEARNS HIGH YIELD
              BOND INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2003.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            Credit Suisse
             First Boston
             Convertible     Bear Stearns
             Securities      High Yield    Institutional
                Index        Bond Index       Shares      N Shares    A Shares
            -------------    ----------    -------------  --------    --------

1-Jan-94      $10,000          $10,000       $10,000      $10,000     $10,000
Dec-94          9,783            9,984         9,691        9,644       9,230
Dec-95         12,029           11,898        11,550       11,493      10,977
Dec-96         13,430           13,380        13,981       13,880      13,258
Dec-97         15,360           15,205        16,592       16,423      15,687
Dec-98         16,366           15,521        16,293       16,088      15,367
Dec-99         23,287           15,878        21,518       21,196      20,245
Dec-00         21,464           14,797        20,123       19,777      18,891
Dec-01         20,105           15,598        17,034       16,699      15,949
Dec-02         18,468           15,442        15,008       14,676      14,015
Dec-03         23,637           19,908        17,575       17,144      16,353


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                  1 Year      5 Year       10 Year
                                  ------      ------       -------

Institutional Shares              17.11%       1.53%        5.80%
N Shares                          16.82%       1.28%        5.54%
A Shares                          11.41%       0.32%        5.04%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%.

    Performance information includes the performance of the High Yield Select Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the High Yield Select Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.92%, 1.17% and 1.17%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the High Yield Select Bond Fund, respectively, at the inception of its operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

** The Fund's primary benchmark is now the Bear Stearns High Yield Bond Index. This index better reflects the investment objectives and policies of the Fund.

                                   EQUITY FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500(R) Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
    Russell 1000 Value Index -- an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

MANAGER'S OVERVIEW: Last year at this time, gloom about the economy and geopolitical events negatively affected investment performance. An unusually sluggish recovery finally gave way to long-awaited growth in economic activity. The cumulative effects of unprecedented and sizable stimulus packages, both fiscal (tax cut) and monetary (lower interest rates), and the effects of a lower U.S. dollar were credited with jumpstarting growth. Among the key pieces missing, however, were employment growth and significant corporate capital spending. As the year ended, the S&P 500 Index showed strong positive returns for 2003, the best returns since the bear market began over three years ago and the first positive year since 1999.
    For the year, the equity markets were led by cyclical sectors such as technology, materials and consumer discretionary. Sectors that lagged the broader markets were "quality of earnings" sectors such as healthcare, telecommunications and consumer staples. Smaller-capitalization issues within the S&P 500 Index continued to outperform the larger issues. Issue selection continued to contribute positively to the Fund's results, particularly in the financials, technology and consumer discretionary sectors.


   GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND, THE S&P 500 STOCK INDEX, AND THE RUSSELL 1000 VALUE INDEX FROM INCEPTION THROUGH OR FOR THE 10 YEARS
                            ENDED DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                        S&P 500     Russell 1000     Institutional
                         Index     Value Index***       Shares
                        -------    ---------------   -------------

Feb-96                  $10,000        $10,000          $10,000
Dec-96                   1,1785         1,1708           1,1366
Dec-97                   15,716         15,827           15,445
Dec-98                   20,208         18,301           17,577
Dec-99                   24,460         19,646           17,302
Dec-00                   22,232         21,023           18,770
Dec-01                   19,591         19,848           18,207
Dec-02                   15,261         16,768           14,386
Dec-03                   19,638         21,803           18,511


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                S&P 500    Russell 1000
                 Index     Value Index***    N Shares     A Shares    B Shares
                 -----     --------------    --------     --------    --------

Jan-94          $10,000        $10,000       $10,000      $10,000     $10,000
Dec-94           10,131          9,801         9,795        9,201       9,702
Dec-95           13,923         13,560        13,346       12,476      13,101
Dec-96           17,135         16,494        16,570       15,469      16,138
Dec-97           22,851         22,297        22,443       20,896      22,244
Dec-98           29,382         25,782        25,455       23,677      24,889
Dec-99           35,564         27,677        25,012       23,252      24,214
Dec-00           32,324         29,617        27,058       25,153      25,961
Dec-01           28,484         27,961        26,149       24,330      24,881
Dec-02           22,189         23,621        20,633       19,185      19,473
Dec-03           28,553         30,714        26,471       24,631      24,816


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03


                              1 Year      5 Year     10 Year/Inception**
                              ------      ------     -------------------

Institutional Shares          28.68%       1.04%              8.16%
N Shares                      28.29%       0.79%             10.22%
A Shares                      21.39%      -0.34%              9.43%
B Shares                      22.44%      -0.32%              9.51%



  * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

 ** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

*** The Fund's primary benchmark is now the Russell 1000 Value Index. This index better reflects the investment objectives and policies of the Fund.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                CORE EQUITY FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500(R) Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

MANAGER'S OVERVIEW:The S&P 500 Index's total return for the year was excellent, finishing up over 28%. Potentially problematic for a large-capitalization focus was smaller companies' outperformance.
    The year began with an overall slow pace of economic activity and a low-inflationary environment, making it difficult for companies to develop sequential earnings growth. However, the earnings picture continued to improve throughout the year. Further, both the consumer and industrial sectors continued to move forward, and the lagging technology sector also began picking up. The biggest impediments to a sustained and robust recovery are the high debt levels for both business and the consumer. Offsetting the current low pricing-power environment for companies may well be the "importation of inflation" -- a probable effect of the lower value of the U.S. dollar. Companies operating outside the U.S. are benefiting from the positive impact of currency fluctuations on their income statements, as well as providing the potential for increased pricing power within the U.S.
    The Fund's quantitative evaluation process drives both security selection and portfolio construction, so that purchases and sales are based upon stock-specific factors such as a company's fundamentals and earnings, relative valuation, and its price momentum and forward earnings estimates. This investment strategy benefited the Fund by overweighting the energy, consumer discretion, healthcare and financial sectors over the year.


  GROWTH OF A $10,000 INVESTMENT IN THE CORE EQUITY FUND AND THE S&P 500 STOCK
                 INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2003.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

               Index    Institutional Shares    N Shares   A Shares  B Shares
               -----    --------------------    --------   --------  --------

Jan.'94       $10,000          $10,000          $10,000    $10,000   $10,000
Dec.'94        10,131            9,995            9,970      9,415     9,828
Dec.'95        13,923           13,636           13,574     12,814    13,272
Dec.'96        17,135           17,579           17,457     16,475    18,018
Dec.'97        22,851           23,347           23,138     21,826    22,188
Dec.'98        29,382           29,190           28,847     27,205    27,416
Dec.'99        35,564           34,024           33,527     31,632    31,606
Dec.'00        32,324           31,413           30,880     29,134    28,888
Dec.'01        28,484           27,546           27,000     25,484    25,092
Dec.'02        22,189           21,063           20,593     19,453    19,001
Dec.'03        28,553           27,484           26,812     25,334    24,566



AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                              1 Year      5 Year    10 Year
                              ------      ------    -------

Institutional Shares          30.49%      -1.20%    10.64%
N Shares                      30.20%      -1.45%    10.37%
A Shares                      23.04%      -2.52%     9.74%
B Shares                      24.29%      -2.50%     9.40%



 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the Core Equity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Core Equity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10%, 1.35%, 1.45% and 2.10%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Core Equity Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                           SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- an index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have market capitalizations approximating $117 million, whereas the largest company has a market capitalization of $1.20 billion. The total adjusted market capitalization of the Russell 2000 Index was $670 billion at the time of reconstruction in June 2003.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller capitalization companies.

MANAGER'S OVERVIEW: The benchmark's total return for the year was excellent, finishing up over 47%. Smaller-cap stocks generated the highest rate of return of any segment in the U.S. equity market.
    The Fund's quantitative evaluation process drives both security selection and portfolio construction strategies, so that purchases and sales are based upon stock-specific factors such as a company's fundamentals and earnings, relative valuation, and price momentum and forward earnings estimates. This investment strategy benefited the Fund by overweighting the technology and healthcare sectors and underweighting the financials sector over the year.
    The year began with an overall slow pace of economic activity and a low inflationary environment, making it difficult for companies to drive sequential earnings growth. However, the earnings picture continued to improve throughout the year, especially the outlook for the lagging technology sector. The biggest impediments to a sustained and robust recovery are the high debt levels for both business and the consumer. Offsetting the current low pricing-power environment for companies may well be the "importation of inflation" -- a potential effect of the lower value of the U.S. dollar.


    GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP OPPORTUNITY FUND AND THE RUSSELL 2000 SMALL STOCK INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


               Index    Institutional Shares   N Shares    A Shares   B Shares
               -----    --------------------   --------    --------   --------

Jan-94        $10,000          $10,000         $10,000     $10,000    $10,000
Dec-94          9,817            9,629           9,604       9,068      9,531
Dec-95         12,610           12,161          12,100      11,413     11,921
Dec-96         14,689           14,448          14,343      13,517     14,436
Dec-97         17,973           18,128          17,948      16,898     18,026
Dec-98         17,515           18,338          18,126      17,056     18,060
Dec-99         21,239           25,698          25,332      23,876     25,049
Dec-00         20,598           27,434          26,981      25,420     26,446
Dec-01         21,111           24,786          24,329      22,921     23,667
Dec-02         16,787           21,173          20,716      19,528     20,015
Dec-03         24,719           32,187          31,423      29,608     30,119



AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03


                                     1 Year        5 Year        10 Year
                                     ------        ------        -------

Institutional Shares                 52.02%        11.91%        12.40%
N Shares                             51.68%        11.63%        12.13%
A Shares                             43.32%        10.41%        11.47%
B Shares                             45.48%        10.50%        11.66%



 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20%, 1.45%, 1.55% and 2.20%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                              SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Russell 2000 Value Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with smaller capitalizations that the portfolio management agent believes are conservatively valued in the marketplace.

MANAGER'S OVERVIEW: Reversing last years losses, the benchmark ended the year in the black, up 46.03; the Fund trailed this performance. This year, the largest stocks in the benchmark were up 39%, while the smallest stocks were up 71%. This worked against the Fund because, for liquidity reasons, the Fund does not invest in micro-cap names. In addition to the micro-cap trend, stocks with a price below $5 were up more than 95% for the year, and the Fund also does not invest in these stocks. Non-earnings-producing stocks outperformed all other stocks for the year, but the Fund's strategy resulted in a portfolio dominated by companies that are actually earning money, so this trend also hurt the Fund for the year. The materials, healthcare, technology and telecom sectors were the best performing sectors for the benchmark, while the energy, consumer staples and utilities sectors were the worst performing sectors. We lagged the benchmark in the materials, industrials and technology sectors but outperformed it in the energy, consumer staples and financials sectors.


   GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP VALUE FUND AND THE RUSSELL
           2000 VALUE INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


               Index    Institutional Shares   N Shares   A Shares    B Shares
               -----    --------------------   --------   --------    --------

1-Jan-94      $10,000        $10,000           $10,000    $10,000     $10,000
Dec-94          9,846          9,679             9,656      9,118       9,583
Dec-95         12,381         12,306            12,242     11,550      12,064
Dec-96         15,027         14,158            14,054     13,243      13,745
Dec-97         19,803         18,347            18,141     17,090      17,557
Dec-98         18,526         17,625            17,388     16,369      16,655
Dec-99         18,250         17,712            17,426     16,404      16,533
Dec-00         22,416         23,813            23,377     22,005      22,001
Dec-01         25,561         25,140            24,629     23,174      23,016
Dec-02         22,639         21,932            21,432     20,167      19,876
Dec-03         33,060         31,371            30,582     28,775      28,152


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                     1 Year        5 Year        10 Year
                                     ------        ------        -------

Institutional Shares                 43.04%        12.22%        12.11%
N Shares                             42.70%        11.96%        11.83%
A Shares                             34.85%        10.68%        11.15%
B Shares                             36.64%        10.81%        10.90%



* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24%, 1.34% and 2.00%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

    Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                   INDEX FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500(R) Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500 Index, which emphasizes large capitalization companies.

MANAGER'S OVERVIEW: The S&P 500 finally posted a gain for the year, up 28.68%, ending a three-year losing streak, and the Fund slightly lagged the benchmark for the year. This lag is due primarily to the cost of holding and trading futures, the cost of trading Index additions and deletions, and the lagged effect of re-investing dividends in an up-market. The benchmark's rise was led by the technology, materials, industrials and consumer discretionary sectors. The telecom, consumer staples and healthcare sectors provided relative drags, but every sector managed to post gains for the year. Despite the large returns, large-cap stocks trailed small-cap stocks for the year.
    Because the Fund's investment objective is to provide the risk and return characteristics of the S&P 500 Index, the Fund does not overweight or underweight specific sectors. The index is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the Index.


  GROWTH OF A $10,000 INVESTMENT IN THE INDEX FUND AND THE S&P 500 STOCK INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2003.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            Index     Institutional Shares     N Shares   B Shares
           -------    --------------------     --------   --------

Jan.'94    $10,000          $10,000            $10,000    $10,000
Dec.'94     10,131           10,078             10,053      9,977
Dec.'95     13,923           13,803             13,734     13,530
Dec.'96     17,135           16,938             16,820     16,453
Dec.'97     22,851           22,491             22,288     21,683
Dec.'98     29,382           28,838             28,503     27,601
Dec.'99     35,564           34,720             34,243     33,015
Dec.'00     32,324           31,482             30,974     29,757
Dec.'01     28,484           27,609             27,081     25,897
Dec.'02     22,189           21,477             21,008     19,945
Dec.'03     28,553           27,515             26,853     25,291


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                               1 Year       5 Year      10 Year
                               ------       ------      -------

Institutional Shares           28.11%       -0.94%      10.65%
N Shares                       27.82%       -1.18%      10.38%
B Shares                       21.81%       -2.06%       9.72%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45%, 0.70% and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares and B Shares of the Index Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                        SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: Russell 2000 Growth Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a higher price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that fall in the lowest 75% of U.S. publicly traded companies (determined by market capitalization) and are believed to offer superior prospects for aggressive growth.

MANAGER'S OVERVIEW: The Fund was up 48.31% for the year, comparing well with its benchmark's 48.54% performance. For the year, the Fund overweighted the materials, consumer discretionary, healthcare, financials and utilities sectors while underweighting the energy, industrials, consumer staples and technology sectors, and outperformed in all of its sectors except technology, healthcare and telecom. The Fund's best performance was in financials and energy.
    The Fund seeks to buy stocks which show increased market interest as evidenced by price momentum. The Fund looks for an expansion in business prospects, as evidenced by increases in earnings, earnings estimates, earnings surprise and net margins.





   GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP AGGRESSIVE GROWTH FUND AND
    THE RUSSELL 2000 GROWTH INDEX FROM INCEPTION THROUGH DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


               Index       Institutional Shares
               -----       --------------------

1-Jan-01      $10,000           $10,000
Jun-01         10,004            10,510
Dec-01          9,077             9,680
Jun-02          7,502             8,770
Dec-02          6,330             7,680
Jun-03          7,553             9,020
Dec-03          9,402            11,390


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                           1 Year      Inception**
                           ------      -----------

Institutional Shares       48.31%         4.47%


 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.

** The inception date for the Fund's performance is January 9, 2001 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  BALANCED FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: S&P 500(R) Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
    Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
    Russell 1000 Index -- an index of the 1,000 largest stocks in the Russell 3000 Index. The smallest companies have a market capitalization approximating $1.2 billion, whereas the largest company has a market capitalization of $287 billion. The total adjusted market capitalization of the Russell 1000 Index was $76.2 billion at the time of reconstruction in June 2003.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

MANAGER'S OVERVIEW: While our outlook for real GDP growth and corporate profit improvement brightened, stock prices declined during the first quarter, causing equity valuations to become more attractive. These developments led to a reassessment of the Fund's conservative posture toward stocks, and the Fund's exposure to stocks was increased in the belief that equity valuations had reached reasonable levels and that the economic environment would continue to improve. This change proved to be beneficial as equities recorded their largest gains since the late 1990s. At the same time stocks soared, bonds were recording their smallest gains since 1999, so that our shift in asset mix from bonds to stocks aided returns.
    Asset allocation within the equity portion of the Fund also contributed positively to the Fund's return. Relative to the Fund's normal exposure to small-cap equities, the Fund was overweight small-cap issues because management believed this segment of the market offered attractive opportunities. This was a beneficial decision because smaller-cap stocks did, in fact, generate higher rates of return than other segments of the U.S. equity market. The final result was that the Fund outperformed the average fund in the Lipper universe of balanced funds and posted the highest return in its history.


   GROWTH OF A $10,000 INVESTMENT IN THE BALANCED FUND, S&P 500 STOCK INDEX, RUSSELL 1000 INDEX, AND LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION
                           THROUGH DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                                     Russell
          LB Aggregate     S&P 500    1000        Institutional
           Bond Index      Index      Index***       Shares      N Shares     A Shares    B Shares
           ----------      -----     ---------    -------------   --------     --------    --------

Mar-97      $10,000       $10,000     $10,000        $10,000      $10,000      $10,000     $10,000
Dec-97       11,030        12,996      13,081         12,024       12,172       11,426      12,102
Dec-98       11,986        16,710      16,615         13,059       13,181       12,270      13,003
Dec-99       11,888        20,226      20,089         12,889       12,980       12,074      12,684
Dec-00       13,271        18,383      18,524         14,476       14,542       13,520      14,092
Dec-01       14,391        16,199      16,218         14,650       14,669       13,652      14,084
Dec-02       15,868        12,619      12,707         13,329       13,323       12,388      12,701
Dec-03       16,519        16,238      16,505         15,905       15,859       14,751      15,015

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                1 Year    5 Year     Inception**
                                ------    ------     -----------

Institutional Shares            19.33%     4.02%       7.09%
N Shares                        19.04%     3.77%       7.11%
A Shares                        12.54%     2.59%       5.96%
B Shares                        13.22%     2.58%       6.24%



  * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

 ** The inception date of the Fund's Institutional Shares is March 24, 1997 and for the N Shares, A Shares, and B Shares is April 16, 1997. Inception for the Index begins on the month-end closest to the inception date of the fund (or class thereof).

*** The Fund's primary equity benchmark is now the Russell 1000 Index. This index better reflects the investment objectives and policies of the Fund.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                               INTERNATIONAL FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: MSCI EAFE Index -- an index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

MANAGER'S OVERVIEW: While 2003's rally was broad-based, several specific areas contributed positively to the Fund's absolute performance relative to the benchmark during the period. Leading the way were investments in emerging-market countries, which benefited not only from an increase in global economic activity, but also from rising domestic consumption trends. Outside of emerging markets, key holdings in the consumer discretionary and industrials sectors in the United Kingdom and Europe were also among the Fund's best performers. In the industrials sector, companies with exposure to the aerospace industry were particularly strong as investors seemed to believe the cycle had bottomed.
    Despite delivering positive overall performance for the year, the Fund's Japanese holdings detracted from relative performance. Concerns about an increase in the value of the yen VIS-A-VIS the dollar and its potential impact on the competitiveness of Japanese exports led to negative returns for many of the Fund's holdings there.
    Our disciplined research process continues to focus on identifying value at the company and sector levels and to invest in companies with sensible, sustainable, long-term businesses. As the new year begins, we currently maintain a significant exposure to companies in economically sensitive areas such as the industrials, materials, and consumer discretionary sectors. However, we also retain substantial holdings in the more "defensive" sectors like consumer staples, utilities, healthcare, and financials. Our current weighting in emerging markets reflects our continued enthusiasm for the well-managed and inexpensive companies that happen to be headquartered in developing countries.





   GROWTH OF A $10,000 INVESTMENT IN THE INTERNATIONAL FUND AND THE MSCI EAFE
                INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2003.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              Institutional
                    Index        Shares         N Shares       A Shares
                    -----     -------------     --------       --------

1-Jan-94          $10,000       $10,000         $10,000        $10,000
Dec-94             10,806        10,429          10,411          9,829
Dec-95             12,054        10,865          10,814         10,197
Dec-96             12,821        11,421          11,342         10,680
Dec-97             13,085        10,865          10,751         10,112
Dec-98             15,745        10,361          10,231          9,593
Dec-99             20,043        13,193          12,974         12,165
Dec-00             17,245        11,960          11,741         11,009
Dec-01             13,587         9,653           9,456          8,866
Dec-02             11,459         8,262           8,058          7,165
Dec-03             15,947        11,603          11,296         10,197


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03
                             1 Year    5 Year  10 Year
                             ------    ------  -------

Institutional Shares         40.44%    2.29%    1.50%
N Shares                     40.19%    2.00%    1.23%
A Shares                     34.56%    0.09%    0.19%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

    Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40%, 1.65%, and 1.75%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the International Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------


PERFORMANCE BENCHMARK: MSCI Emerging Markets Free Index -- an index that measures the total returns of equity securities in all emerging markets followed by Morgan Stanley Capital International. Securities included in the index are weighted according to their market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets.

MANAGER'S OVERVIEW: A key component of our disciplined research process is our focus on identifying value at the company and sector levels. While we evaluate markets in the three main emerging regions of the world, our research continues to be driven by our sector work. As a result, we invest in those companies that we believe have sensible, sustainable, long-term businesses, whether they operate in the global markets or their own domestic economies.
    Although 2003's rally was broad-based, several specific areas contributed positively to the Fund's absolute performance during the period. Leading the way were investments in the materials sector in all three regions. Holdings in this sector benefited from an increase in global economic activity and strong demand for commodities, particularly in China. Rising domestic consumption trends were paramount in the performance of service-related stocks such as telecommunication and financial issues in all three regions, with wireless operators in Thailand, Brazil and Russia among the best-performing stocks in the Fund during the year. Pure consumption plays in Asia, such as automobile producers also provided important returns for the Fund. In the industrials sector, companies with exposure to the aerospace industry were particularly strong as investors seemed to believe the cycle had bottomed and companies in the emerging world could offer significant competitive advantages.
    Despite delivering positive overall performance for the year, the Fund's European, African, and Latin American holdings detracted from relative performance. On the African side, the strength of the South African currency coupled with our underweight positions there hurt U.S. dollar returns. In Latin America, a strengthening Brazilian Real also had a negative effect on U.S. dollar returns.


    GROWTH OF A $10,000 INVESTMENT IN THE EMERGING MARKETS FUND AND THE MSCI
     EMERGING MARKETS FREE INDEX FROM INCEPTION THROUGH DECEMBER 31, 2003.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


              Index    Institutional Shares    N Shares   A Shares
              -----    --------------------    --------   --------

Oct-97       $10,000          $10,000          $10,000    $10,000
Dec-97         9,867            8,550            8,540      8,072
Dec-98         7,367            5,885            5,850      5,510
Dec-99        12,259            9,683            9,598      9,072
Dec-00         8,507            6,918            6,813      6,458
Dec-01         8,305            6,876            6,790      6,410
Dec-02         7,807            6,750            6,629      6,268
Dec-03        12,201           10,200            9,990      9,456


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03

                                1 Year        5 Year      Inception**
                                ------        ------      -----------

Institutional Shares            51.11%        11.63%         0.32%
N Shares                        50.70%        11.30%        -0.02%
A Shares                        42.66%        10.15%        -0.90%



 * Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                 TAX INFORMATION
--------------------------------------------------------------------------------
                                   (UNAUDITED)


For the year ended December 31, 2003, the following Harris Insight Funds declared dividends from net realized capital gains:


                                          SHORT-TERM                         LONG-TERM
                                         CAPITAL GAIN                       CAPITAL GAIN
                                           PER SHARE                          PER SHARE
                                         ------------       --------------------------------------------
FUNDS:                                     12/16/03           6/20/03                12/16/03
                                         ------------       -----------   ------------------------------
                                                              10%(1)           20%(2)          15%(3)
                                                            -----------   --------------   -------------
Intermediate Government Bond Fund ....     $0.1103            $0.0052         $0.0795         $0.0219
High Yield Bond Fund .................      0.0270                 --          0.0398          0.0179
Small-Cap Opportunity Fund ...........          --                 --              --          0.2375
Index Fund ...........................      0.0099                 --          0.9933          0.2323

(1) Per share amount of long-term capital gain that is "qualified 5-year gains". The Taxpayer Relief Act of 1997 reduced the maximum rate to 10% (8% for taxpayers in the 15% and below tax bracket).
(2) Long-term capital gains at the rate of 20% (10% for taxpayers in the 15% and below tax bracket).
(3) Long-term capital gains that qualify for the tax rate of 15% (5% for taxpayers in the 15% and below tax bracket).

The percentage of dividends from net investment income declared for the year ended December 31, 2003, representing qualified dividend income and which qualify for the corporate dividends received deduction is as follows:

                                         QUALIFIED              DIVIDENDS
                                    DIVIDEND INCOME(4)    RECEIVED DEDUCTION(5)
                                    ------------------    ---------------------
Equity Fund ....................          100%                   100%
Small-Cap Value Fund ...........          100%                   100%
Core Equity Fund ...............          100%                   100%
Index Fund .....................          100%                   100%
Balanced Fund ..................           36%                    32%
International Fund .............          100%                    N/A
Emerging Markets Fund ..........          100%                    N/A

(4) Percentage of dividends paid from net investment income that is qualified dividend income ("QDI") that will be taxed at a maximum rate of 15% (5% for taxpayers in the 15% and below tax bracket). Shareholders must consult with their Tax Advisors or the instructions to Form 1040/1040A to determine their eligibility for the lower benefit.
(5) Percentage of dividends paid from net investment income of each Harris Insight Fund that qualifies for the dividends received deduction available to corporations.

FOR SHAREHOLDERS OF THE INTERNATIONAL FUND AND EMERGING MARKETS FUND:

For the year ended December 31, 2003, the International Fund and Emerging Markets Fund distributed $2,012,643 and $926,938, respectively, of foreign source income on which the International Fund and Emerging Markets Fund paid foreign taxes of $484,226 and $268,047, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

AGENCY OBLIGATIONS -- 18.4%
FEDERAL HOME LOAN BANK -- 1.4%
     1.180%                        07/27/04      $ 25,000      $   25,000,000
                                                               --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 15.9%
     1.060%                        01/27/04       100,000          99,923,444
     1.200%                        07/27/04        25,000          25,000,000
     1.250%                        08/27/04       100,000         100,000,000
     1.500%                        11/16/04        55,000          55,000,000
                                                               --------------
                                                                  279,923,444
                                                               --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.1%
     1.180%                        07/27/04        18,000          17,997,567
                                                               --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $322,921,011)                                             322,921,011
                                                               --------------
VARIABLE RATE OBLIGATIONS++ -- 67.7%
FEDERAL FARM CREDIT BANK -- 13.1%
     1.010%                        01/02/04*       40,000          39,997,642
     1.045%                        01/07/04*       25,000          24,997,262
     1.060%                        01/12/04*       25,000          24,997,797
     1.070%                        01/12/04*       35,000          34,997,869
     1.054%                        01/16/04*       30,000          30,000,000
     1.021%                        01/26/04*       51,000          50,989,775
     1.061%                        01/29/04*       25,000          24,997,942
                                                               --------------
                                                                  230,978,287
                                                               --------------
FEDERAL HOME LOAN BANK -- 4.6%
     1.031%                        01/27/04*       40,000          39,991,114
     1.035%                        02/25/04*       40,000          39,990,875
                                                               --------------
                                                                   79,981,989
                                                               --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 11.3%
     1.110%                        01/02/04*       99,500          99,478,303
     1.069%                        02/04/04*       99,500          99,445,727
                                                               --------------
                                                                  198,924,030
                                                               --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 32.5%
     1.000%                        01/02/04*      134,500         134,442,753
     1.003%                        01/02/04*       42,000          41,991,996
     1.050%                        01/20/04*       59,500          59,481,230
     1.054%                        01/20/04*       52,790          52,767,014
     1.056%                        01/28/04*       84,500          84,477,245
     1.091%                        02/18/04*      100,000          99,977,267
     1.100%                        03/23/04*       99,500          99,478,557
                                                               --------------
                                                                  572,616,062
                                                               --------------
OVERSEAS PRIVATE INVESTMENT CORP. -- 6.2%
     1.100%                        01/07/04*      108,605         108,604,651
                                                               --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $1,191,105,019)                                         1,191,105,019
                                                               --------------


ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

REPURCHASE AGREEMENTS -- 13.9%
Bank of America Corp.
  1.000%
  Agreement dated 12/31/03,
  proceeds at maturity $245,250,652
  (Collateralized by $295,705,135
  FHLMC and FNMA 4.500% to 6.000%,
  due from 09/01/23 to 12/01/33.
  The market value is
  $250,141,769.)                   01/02/04      $245,237      $  245,237,028
  (Cost $245,237,028)                                          --------------

TOTAL INVESTMENTS -- 100.0%
  (Cost $1,759,263,058 a)                                       1,759,263,058
                                                               --------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                                2,151,003
Dividends payable                                                    (736,928)
Accrued expenses                                                   (1,044,164)
                                                               --------------
                                                                      369,911
                                                               --------------

NET ASSETS -- 100.0%
Applicable to 249,827,879
  Institutional Shares, 374,303,758
  N Shares, and 1,135,493,103
  Service Shares of beneficial
  interest outstanding,
  $.001 par value (Note 8)                                     $1,759,632,969
                                                               ==============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES, AND SERVICE SHARES                                  $1.00
                                                                        =====

----------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/03.
*  Date of next interest rate reset.
a  Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

AGENCY OBLIGATIONS -- 8.9%
Federal Home Loan Bank
     1.180%                        07/27/04      $125,000      $  125,000,000
Federal Home Loan Mortgage Corp.
     1.200%                        07/27/04       125,000         125,000,000
     1.250%                        08/27/04       200,000         200,000,000
     1.500%                        11/16/04        44,550          44,550,000
Federal National Mortgage Association
     1.180%                        07/27/04        90,000          89,987,834
     1.250%                        08/27/04       100,000         100,000,000
                                                               --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $684,537,834)                                             684,537,834
                                                               --------------
ASSET-BACKED SECURITIES -- 3.5%
G-Star, Ltd. Series 2002-2A 144A,
  Class A1MA
     1.201%                        01/26/04*       49,930          49,929,938
G-Star, Ltd. Series 2002-2A 144A,
  Class A1MB
     1.181%                        01/26/04*       60,166          60,165,588
Putnam Structured Product Funding
  Series 2002-1A 144A, Class A1MG
     1.263%                        01/15/04*      126,000         126,000,000
Winston Funding, Ltd. Series 2003-1 144A,
  Class A1MA
     1.210%                        01/23/04*       37,400          37,400,000
                                                               --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $273,495,526)                                             273,495,526
                                                               --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
Residential Mortgage Securities Corp.
  Series 14A 144A, Class A1
     1.200%                        01/12/04*       71,765          71,765,360
Residential Mortgage Securities Corp.
  Series 16A 144A, Class A1
     1.189%                        01/12/04*       77,975          77,975,040
                                                               --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $149,740,400)                                             149,740,400
                                                               --------------
COMMERCIAL PAPER -- 20.2%
Alaska State Housing Finance Corp. TECP
     1.140%                        01/16/04        45,645          45,623,319
Amstel Funding Corp.
     1.110%                        02/02/04        60,228          60,168,575
ASAP Funding, Ltd.
     1.120%                        01/26/04        37,000          36,971,222
     1.120%                        01/29/04       210,000         209,817,067
     1.130%                        02/04/04        50,000          49,946,639
Compass Securitization Corp., L.L.C.
     1.100%                        01/09/04        24,090          24,084,111
Crown Point Capital Corp., L.L.C.
     1.140%                        01/09/04        80,550          80,529,594
     1.100%                        01/12/04        11,976          11,971,975
     1.110%                        01/12/04        50,000          49,983,042
Giro Funding Corp.
     1.120%                        02/09/04        30,179          30,142,383
Giro Multi-Funding Corp.
     1.130%                        01/20/04        30,000          29,982,108


ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

COMMERCIAL PAPER (CONTINUED)
HBOS Treasury Services P.L.C.
     1.120%                        02/12/04      $ 20,540      $   20,513,161
Municipal Electrical Authority, Georgia
  TECP
     1.160%                        01/14/04        52,891          52,891,000
Paradigm Funding Corp., L.L.C.
     1.120%                        01/20/04        86,000          85,949,164
     1.120%                        02/10/04        50,000          49,937,778
Park Granada Corp., L.L.C.
     0.970%                        01/02/04        18,852          18,851,492
     1.150%                        01/06/04        50,000          49,992,014
     1.110%                        01/07/04        60,180          60,168,867
     1.130%                        01/09/04        50,000          49,987,445
     1.110%                        02/18/04        40,000          39,940,800
Santa Clara Water District, California
  Series B
     1.150%                        01/15/04         4,145           4,143,146
Scaldis Capital Corp., L.L.C.
     1.110%                        02/02/04        70,137          70,067,798
     1.120%                        02/23/04        10,000           9,983,511
Sunshine State Governmental Financing
  Commission
     1.150%                        01/15/04         3,000           2,998,658
Surrey Funding Corp.
     1.110%                        01/15/04       240,000         239,896,603
     1.110%                        01/16/04        50,000          49,976,875
Thames Asset Global Securitization, Inc.
     1.120%                        01/13/04         7,052           7,049,367
     1.110%                        01/15/04         5,106           5,103,796
     1.100%                        01/20/04        10,457          10,450,929
Ticonderoga Master Funding, Ltd.
     1.105%                        01/28/04        78,456          78,390,980
UBS Finance Corp., L.L.C.
     0.950%                        01/02/04        22,845          22,844,397
                                                               --------------
TOTAL COMMERCIAL PAPER
  (Cost $1,558,357,816)                                         1,558,357,816
                                                               --------------
MUNICIPAL BONDS -- 8.3%
Alaska State Housing Finance Corp.
  Revenue Bonds Series B VR
     1.250%                        01/02/04         8,055           8,055,000
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series C-13 VR
     1.070%                        01/02/04       125,075         125,073,599
Chicago, Illinois, Metropolitan Water
  Reclamation District Greater Chicago
  General Obligation Bonds Series A
     1.070%                        01/07/04        38,500          38,499,569
Colorado State Housing & Finance
  Authority Revenue Bonds Series 1,
  Class A1 VR
     1.250%                        01/07/04        12,600          12,600,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-1 VR
     1.250%                        01/07/04        15,000          15,000,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-2 VR
     1.250%                        01/07/04        50,000          50,000,000


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
Connecticut State Health & Educational
  Facilities Authority Revenue Bonds
  (Yale University) Series V-1 VR
     1.250%                        01/02/04      $  6,300      $    6,300,000
Connecticut State Health & Educational
  Facilities Authority Revenue Bonds
  (Yale University) Series V-2 VR
     1.250%                        01/02/04        28,350          28,350,000
Connecticut State Housing Finance
  Authority Revenue Bonds VR
     1.100%                        01/01/04         8,666           8,666,000
Los Angeles, California, Water & Power
  Revenue Bonds Series A-4 VR
     1.070%                        01/02/04        32,000          31,999,641
Madison, Wisconsin, Community
  Development Authority Revenue Bonds
  VR
     1.260%                        01/07/04         8,355           8,355,000
Metropolitan Water District of Southern
  California Waterworks Revenue Bonds
  Series B-4 VR
     1.030%                        01/07/04        28,800          28,799,539
Riverside County, California, Asset Leasing
  Corp. Leasehold Revenue Bonds
  (Southwest Justice Center) Series B VR
     1.040%                        01/07/04        29,400          29,400,000
Southern California Public Power Authority
  Revenue Bonds (Palo Verde Power
  Project) Series C VR
     1.030%                        01/07/04        28,650          28,649,542
Southern California Public Power Authority
  Revenue Bonds (Southern Transmission
  Power Project) VR
     1.030%                        01/07/04        87,805          87,803,595
Triborough Bridge & Tunnel Authority,
  New York Revenue Bonds Series B VR
     1.080%                        01/07/04        35,100          35,099,635
Triborough Bridge & Tunnel Authority,
  New York Revenue Bonds Series C VR
     1.080%                        01/07/04        40,400          40,399,580
Triborough Bridge & Tunnel Authority,
  New York Special Obligation Revenue
  Bonds Series C VR
     1.080%                        01/07/04        36,285          36,284,637
Washington State Public Power Supply
  Revenue Bonds (Nuclear Project
  Number 1) Series 1A-2 VR
     1.070%                        01/07/04        23,960          23,959,732
                                                               --------------
TOTAL MUNICIPAL BONDS
  (Cost $643,295,069)                                             643,295,069
                                                               --------------
TIME DEPOSITS -- 5.1%
Fifth Third Bank
     0.906%                        01/02/04       122,472         122,471,635
UBS Finance Corp., L.L.C.
     0.938%                        01/02/04       270,000         270,000,000
                                                               --------------
TOTAL TIME DEPOSITS
  (Cost $392,471,635)                                             392,471,635
                                                               --------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

VARIABLE RATE OBLIGATIONS++ -- 47.5%
American Express Centurion Corp.
     1.133%                        01/14/04*     $ 50,000      $   50,000,000
American Express Credit Corp.
  Series 144A
     1.169%                        01/20/04*      250,000         250,000,000
American General Finance Corp.
     1.370%                        01/09/04         4,000           4,000,198
Bank of America Securities Corp., L.L.C.
     1.190%                        01/02/04*      150,000         150,000,000
Beta Finance, Inc. Series 144A
     1.080%                        01/02/04*       80,000          79,989,445
     1.130%                        01/12/04*       32,000          31,999,649
Bradford & Bingley P.L.C. Series 144A
     1.150%                        01/08/04*      250,000         250,000,000
CC USA, Inc. Series 144A
     1.074%                        01/02/04*       18,000          17,997,550
     1.129%                        01/12/04*       14,000          13,999,839
     1.123%                        01/14/04*       15,000          14,999,808
     1.180%                        01/20/04*       50,000          50,016,555
     1.104%                        01/22/04*       74,500          74,489,880
CFM International, Inc.
     1.170%                        01/05/04*       34,325          34,325,000
Compass Securitization Corp., L.L.C.
  Series 144A
     1.119%                        01/12/04*      200,000         199,995,344
Crown Point Capital Corp., L.L.C.
  Series 144A
     1.120%                        01/08/04*      100,000          99,994,538
First USA Bank
     1.380%                        01/08/04*       20,000          20,041,614
FleetBoston Financial Corp.
     1.410%                        01/05/04*       55,600          55,739,400
General Electric Capital Corp.
     1.250%                        01/09/04*       15,000          15,000,000
     1.269%                        01/20/04*        5,000           5,003,110
     1.361%                        01/27/04*        8,500           8,516,737
     1.320%                        03/15/04*        5,035           5,041,074
Goldman Sachs Group, Inc.
     1.180%                        03/15/04*      125,000         125,190,593
Goldman Sachs Group, Inc. Series 144A
     1.243%                        01/15/04*      100,000         100,000,000
     1.400%                        01/15/04*       54,000          54,010,992
     1.126%                        01/20/04*       22,000          22,000,000
HBOS Treasury Services P.L.C. Series 144A
     1.150%                        01/23/04*       30,500          30,502,509
     1.176%                        01/23/04*      100,000         100,042,131
Household Finance Corp.
     1.520%                        03/01/04*        2,250           2,253,518
     2.668%                        03/16/04*       49,350          50,077,646
     1.470%                        03/24/04*       54,800          54,930,632
J.P. Morgan, Chase & Co.
     1.285%                        02/05/04        15,000          15,002,174
K2 Corp., L.L.C. Series 144A
     1.090%                        01/02/04*      100,000          99,995,424
     1.105%                        01/29/04*       45,000          44,997,932
     1.130%                        01/30/04*      100,000          99,990,799
Lehman Brothers Holdings, Inc.
     1.550%                        01/05/04*       12,650          12,678,837
     1.420%                        01/09/04*       52,500          52,516,209
     1.189%                        01/22/04*      102,500         102,500,000


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

VARIABLE RATE OBLIGATIONS++ (CONTINUED)
Money Market Trust Series A-1 144A
     1.313%                        01/15/04*     $173,000      $  173,000,000
Morgan Stanley Dean Witter & Co.
     1.283%                        01/15/04*       38,200          38,200,000
     1.420%                        01/22/04*       24,600          24,619,961
National City Bank
     1.249%                        01/21/04*        5,000           5,003,089
Nationwide Building Society Series 144A
     1.140%                        01/23/04*       72,000          72,000,000
Northern Rock P.L.C. Series 144A
     1.250%                        02/19/04*        9,500           9,503,951
     1.270%                        03/18/04        12,200          12,202,874
Paradigm Funding Corp., L.L.C. Series 144A
     1.130%                        01/05/04*      150,000         149,993,689
Racers Trust Series 2002-07-MM 144A
     1.363%                        01/15/04*      132,000         132,000,015
Rural Electric Cooperative Grantor Trust
  (Kansas Electric Power Cooperative)
     1.170%                        01/07/04*       11,140          11,140,000
Tango Finance Corp. Series 144A
     1.070%                        01/02/04*       29,000          29,000,000
     1.080%                        01/02/04*       60,000          60,000,000
     1.135%                        01/02/04*       31,000          30,999,324
     1.085%                        01/05/04*       20,000          19,999,326
     1.134%                        01/12/04*       43,000          42,998,869
     1.139%                        01/12/04*       30,000          30,000,000
     1.123%                        01/15/04*       25,000          24,999,417
     1.128%                        01/15/04*       50,000          49,998,695
     1.114%                        01/22/04*       30,000          29,999,168
Volkswagen Credit, Inc. Series 144A
     1.350%                        01/22/04        35,000          35,003,861
White Pine Finance Corp., L.L.C.
  Series 144A
     1.100%                        01/05/04*       30,000          29,996,694
     1.130%                        01/07/04*       57,000          56,991,866
     1.124%                        01/12/04*       10,000           9,998,933
     1.123%                        01/15/04*      142,000         141,989,578
     1.111%                        01/26/04*       50,000          49,998,863
                                                               --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $3,667,477,310)                                         3,667,477,310
                                                               --------------
YANKEE BONDS -- 0.8%
Canadian Imperial Bank of Commerce
     1.114%                        01/22/04*       25,000          24,998,870
     1.111%                        01/26/04*       40,000          39,993,495
                                                               --------------
TOTAL YANKEE BONDS
  (Cost $64,992,365)                                               64,992,365
                                                               --------------
REPURCHASE AGREEMENTS -- 0.6%
Bank of America Corp.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $48,585,671 (Collateralized
  by $48,727,563 FNMA 5.500%, due
  12/01/33. The market value is
  $49,554,632.)                    01/02/04        48,583          48,582,972
  (Cost $48,582,972)                                           --------------


                                                SHARES              VALUE+
                                              -----------           ------

TEMPORARY INVESTMENTS -- 3.9%
AIM Short-Term Investment Co.
  Liquid Assets Prime Portfolio
  (Cost $300,826,089)                         300,826,089      $  300,826,089
                                                               --------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $7,783,777,016 a)                                       7,783,777,016
                                                               --------------
OTHER ASSETS AND LIABILITIES-- (0.7%)
Interest receivable and other assets                                8,565,416
Payable for securities purchased                                  (56,991,866)
Dividends payable                                                  (4,612,926)
Accrued expenses                                                   (2,722,912)
                                                               --------------
                                                                  (55,762,288)
                                                               --------------

NET ASSETS -- 100.0%
Applicable to 3,789,247,811
  Institutional Shares, 1,301,264,146
  N Shares, 44,942 B Shares, 478,632,702
  Exchange Shares, and 2,159,416,520
  Service Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                        $7,728,014,728
                                                               ==============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES,  N SHARES,  B SHARES (SUBJECT
  TO A MAXIMUM  CONTINGENT  DEFERRED SALES
  CHARGE OF 5.0%), EXCHANGE SHARES, AND
  SERVICE SHARES                                                        $1.00
                                                                        =====

----------
+   See Note 2a to the Financial Statements.
++  Rate in effect on 12/31/03.
*   Date of next interest rate reset.
a   Aggregate cost for federal tax purposes.
VR -- Variable rate demand note; interest rate in effect on 12/31/03. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TECP -- Tax-Exempt Commercial Paper.


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS -- 101.3%
ALABAMA -- 4.7%
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric Project) VR
     1.450%                        01/07/04      $  3,430      $    3,430,000
Columbia, Alabama, Industrial
  Development Board Pollution Control
  Revenue Bonds (Alabama Power Co.
  Project) Series C VR
     1.350%                        01/02/04        14,200          14,200,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20026020 144A, Class A VR
     1.300%                        01/02/04         9,830           9,830,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20030029 144A, Class A VR
     1.300%                        01/02/04         9,900           9,900,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-2 VR
     1.270%                        01/02/04        12,000          12,000,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-4 VR
     1.270%                        01/02/04        10,000          10,000,000
                                                               --------------
                                                                   59,360,000
                                                               --------------
ALASKA -- 2.2%
Alaska State Housing Finance Corp.
  Governmental Purpose Revenue Bonds
  (University of Alaska) Series A VR
     1.280%                        01/07/04        27,600          27,600,000
                                                               --------------
ARIZONA -- 0.8%
Salt River Project, Arizona, Agricultural
  Improvement & Power District
  Electrical Systems Revenue Bonds
  Series 144A, Class A VR
     1.300%                        01/02/04         9,900           9,900,000
                                                               --------------
COLORADO -- 3.2%
Colorado Health Facilities Authority
  Revenue Bonds (Catholic Health)
  Series B VR
     1.150%                        01/07/04        11,000          11,000,000
Moffat County, Colorado, Pollution Control
  Revenue Bonds (National Rural Utilities
  Co-Op) VR
     1.450%                        01/07/04        29,135          29,135,000
                                                               --------------
                                                                   40,135,000
                                                               --------------
DISTRICT OF COLUMBIA -- 0.3%
District of Columbia General Obligation
  Bonds Series 144A VR
     1.170%                        01/02/04         4,100           4,100,000
                                                               --------------
FLORIDA -- 2.9%
Florida State Board of Education General
  Obligation Bonds (Eagle) Series 2003025
  144A, Class A VR
     1.300%                        01/02/04         4,900           4,900,000


ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Jea, Florida, Water & Sewer System
  Revenue Bonds Series B VR
     1.070%                        01/07/04      $  9,700      $    9,700,000
Orange County, Florida, School Board
  Certificates of Participation (STARS)
  Series 2 144A VR
     1.160%                        01/01/04         1,500           1,500,000
Orlando & Orange County, Florida,
  Expressway Authority Revenue Bonds
  Series C-4 VR
     1.200%                        01/02/04         5,000           5,000,000
Orlando & Orange County, Florida,
  Expressway Authority Revenue Bonds
  Series D VR
     1.200%                        01/02/04         5,000           5,000,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (Seminole Electric Co-Op,
  Inc.) PS
     1.020%                        03/15/04         3,000           3,000,000
     1.250%                        03/15/04         7,000           7,000,000
                                                               --------------
                                                                   36,100,000
                                                               --------------
GEORGIA -- 8.0%
Atlanta, Georgia, Metropolitan Rapid
  Transit Authority Sales Tax Revenue
  Bonds Series A VR
     1.200%                        01/07/04        19,350          19,350,000
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Vogtle
  Project) 1st Series PS
     1.250%                        03/25/04        10,000          10,000,000
Gwinnett County, Georgia, Water & Sewer
  Authority Revenue Bonds (Eagle)
  Series 2003021 144A, Class A VR
     1.300%                        01/02/04        16,325          16,325,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant
  Scherer Project) 2nd Series PS
     1.200%                        04/12/04        11,000          11,000,000
Municipal Electric Authority, Georgia TECP
     1.080%                        01/14/04         3,000           3,000,000
     1.100%                        01/15/04        18,300          18,300,000
     1.130%                        01/15/04         1,700           1,700,000
Municipal Electric Authority, Georgia
  Revenue Bonds (Project One)
  Series E VR
     1.200%                        01/07/04        15,365          15,365,000
Putnam County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Branch
  Project) 1st Series PS
     1.200%                        04/12/04         6,700           6,700,000
                                                               --------------
                                                                  101,740,000
                                                               --------------


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
HAWAII -- 0.8%
ABN AMRO Munitops Certificates Trust
  (Hawaii) Series 11 144A PS
     1.200%                        10/13/04      $  9,980      $    9,980,000
                                                               --------------
ILLINOIS -- 17.7%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 2 144A VR
     1.210%                        01/07/04        10,000          10,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 3 144A VR
     1.210%                        01/07/04        15,000          15,000,000
Cary, Illinois, Special Tax Revenue Bonds
  (Foxford Special Service Area No. 2) VR
     1.200%                        01/07/04         5,630           5,630,000
Chicago, Illinois, General Obligation Bonds
  (Eagle) Series 20030006-A 144A VR
     1.300%                        01/02/04         4,800           4,800,000
Chicago, Illinois, General Obligation Notes
  (Neighborhoods Alive 21-B) VR
     1.300%                        01/07/04        15,000          15,000,000
Chicago, Illinois, General Obligation
  Tender Notes PS
     1.220%                        01/07/04         7,000           7,000,000
Cook County, Illinois, Community
  Consolidated School District No. 21
  (Wheeling) Educational Purposes Tax
  Anticipation Warrants
     1.500%                        04/12/04         6,510           6,520,967
Cook County, Illinois, East Maine School
  District  No. 63 (Des Plaines) General
  Obligation Bonds
     1.850%                        12/01/04         1,300           1,307,062
Cook County, Illinois, General Obligation
  Bonds (Capital Improvement) Series B
  VR
     1.280%                        01/07/04        10,000          10,000,000
Illinois Development Finance Authority
  Revenue Bonds (Elmhurst College)
  Series A RANS
     3.000%                        08/16/04         4,350           4,395,571
Illinois Development Finance Authority
  Revenue Bonds (Lake Forest Academy)
  VR
     1.200%                        01/07/04         4,000           4,000,000
Illinois Development Finance Authority
  Revenue Bonds (McGaw YMCA
  Evanston Project) VR
     1.380%                        01/02/04         4,000           4,000,000
Illinois Development Finance Authority
  Revenue Bonds (North Park University)
  VR
     1.150%                        01/07/04        23,000          23,000,000
Illinois Development Finance Authority
  Revenue Bonds (Presbyterian Home
  Lake) Series A VR
     1.200%                        01/07/04        28,000          28,000,000


ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Development Finance Authority
  Revenue Bonds (Provena Health
  Project) Series C VR
     0.770%                        01/02/04      $ 21,000      $   21,000,000
Illinois Development Finance Authority
  Revenue Bonds (Sacred Heart Schools
  Project) VR
     1.000%                        01/07/04         2,300           2,300,000
Illinois Educational Facilities Authority
  Revenue Bonds (Field Museum of
  Natural History) VR
     1.150%                        01/07/04        15,400          15,400,000
Illinois Educational Facilities Authority
  Revenue Bonds (Northwestern
  University) VR
     1.150%                        01/07/04         2,900           2,900,000
Illinois Health Facilities Authority TECP
     1.000%                        03/25/04        13,000          13,000,000
     1.200%                        11/15/04         5,000           5,000,000
Illinois Health Facilities Authority Revenue
  Bonds (Advocate Health Care Network)
  Series A PS
     1.050%                        07/06/04        11,130          11,130,000
Illinois State General Obligation Bonds
  (Eagle) Tax-Exempt Trust
  Series 20026002 144A, Class A VR
     1.300%                        01/07/04        10,840          10,840,000
Winnebago & Boone Counties, Illinois,
  Rockland School District No. 205 Tax
  Anticipation Warrants
     2.270%                        10/28/04         4,000           4,018,464
                                                               --------------
                                                                  224,242,064
                                                               --------------
INDIANA -- 6.9%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 5 144A VR
     1.210%                        01/07/04        10,746          10,746,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 7 144A PS
     1.200%                        05/12/04         5,000           5,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 21 144A PS
     1.000%                        05/19/04        12,020          12,020,000
Indiana Health Facility Financing Authority
  Hospital Revenue Bonds (Clarian Health
  Obligated Group) Series H VR
     1.100%                        01/07/04        14,000          14,000,000
Indiana Health Facility Financing Authority
  Revenue Bonds (Ascension Health
  Credit Group) Series A-1 PS
     0.980%                        07/02/04        20,000          20,000,000
Indiana Health Facility Financing Authority
  Revenue Bonds (Ascension Health
  Credit Group) Series A-3 PS
     1.150%                        03/02/04         4,000           4,000,000


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
Indiana Health Facility Financing Authority
  Revenue Bonds (Union Hospital, Inc.
  Project) VR
     1.330%                        01/07/04      $  7,800      $    7,800,000
Indiana Municipal Power Agency, Power
  Supply Systems Revenue Bonds
  Series B 144A PS
     1.000%                        02/12/04         6,755           6,755,000
Indiana State Educational Facilities
  Authority Revenue Bonds (Wabash
  College Project) VR
     1.350%                        01/02/04         3,000           3,000,000
Indiana University Revenue Bonds
  Series 144A VR
     1.300%                        01/02/04         4,285           4,285,000
                                                               --------------
                                                                   87,606,000
                                                               --------------
KENTUCKY -- 1.8%
Jefferson County, Kentucky, School
  District Finance Corp. School Building
  Revenue Bonds Series B
     3.125%                        06/01/04         2,145           2,162,397
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series B VR
     1.100%                        01/07/04         9,250           9,250,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
     1.450%                        01/07/04         6,920           6,920,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
     1.450%                        01/07/04         4,860           4,860,000
                                                               --------------
                                                                   23,192,397
                                                               --------------
LOUISIANA -- 1.4%
Lake Charles, Louisiana, Harbor Terminal
  District Revenue Bonds (Conoco, Inc.
  Project) Series A VR
     1.100%                        01/07/04        12,100          12,100,000
Louisiana Offshore Terminal Authority
  Deepwater Port Revenue Bonds (Loop
  L.L.C. Project) Series B VR
     1.200%                        01/07/04         5,700           5,700,000
                                                               --------------
                                                                   17,800,000
                                                               --------------
MASSACHUSETTS -- 1.6%
Gill-Montague, Massachusetts, Regional
  School District BANS
     2.000%                        07/29/04         5,000           5,024,098
Massachusetts Water Resources
  Authority TECP
     1.100%                        02/09/04        15,000          15,000,000
                                                               --------------
                                                                   20,024,098
                                                               --------------


ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
MICHIGAN -- 4.2%
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle)
  Series 20026013 144A, Class A VR
     1.300%                        01/07/04      $  7,680      $    7,680,000
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle)
  Series 20026014 144A, Class A VR
     1.300%                        01/07/04         7,200           7,200,000
Grand Valley State University, Michigan
  Revenue Bonds Series A VR
     1.300%                        01/07/04        16,600          16,600,000
Grand Valley State University, Michigan
  Revenue Bonds Series B VR
     1.300%                        01/02/04         7,000           7,000,000
Kalamazoo, Michigan, Hospital Finance
  Authority Revenue Bonds (Bronson
  Methodist Hospital) VR
     1.320%                        01/02/04         7,000           7,000,000
Michigan State Strategic Fund Limited
  Obligation Revenue Bonds (Southgate
  Properties Project) VR
     1.320%                        01/02/04         7,245           7,245,000
                                                               --------------
                                                                   52,725,000
                                                               --------------
MISSISSIPPI -- 1.9%
Claiborne County, Mississippi TECP
     1.150%                        02/13/04         1,900           1,900,000
Jackson County, Mississippi, Pollution
  Control Revenue Bonds (Chevron, Inc.
  Project) VR
     1.300%                        01/01/04         8,000           8,000,000
Jackson County, Mississippi, Port Facility
  Revenue Bonds (Chevron, Inc. Project)
  VR
     1.300%                        01/02/04        10,000          10,000,000
Mississippi State General Obligation
  Bonds (Eagle) Series 20026018 144A,
  Class A VR
     1.300%                        01/07/04         4,000           4,000,000
                                                               --------------
                                                                   23,900,000
                                                               --------------
MISSOURI -- 1.6%
Bi State Development Agency,
  Missouri-Illinois Metropolitan District
  Mass Transit Revenue Bonds (MetroLink
  Cross County Project) Series A VR
     1.100%                        01/07/04         7,000           7,000,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Eagle) Series 20026026 144A,
  Class A VR
     1.300%                        01/02/04         2,700           2,700,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) (Eagle)
  Series 20030003 144A, Class A VR
     1.300%                        01/02/04         9,900           9,900,000
                                                               --------------
                                                                   19,600,000
                                                               --------------


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
NEVADA -- 0.9%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 19 144A PS
     1.120%                        06/16/04      $ 10,950      $   10,950,000
                                                               --------------
NEW MEXICO -- 4.0%
Farmington, New Mexico, Pollution
  Control Revenue Bonds (Arizona Public
  Service Co.) Series A VR
     1.300%                        01/02/04        25,000          25,000,000
Farmington, New Mexico, Pollution
  Control Revenue Bonds (Arizona Public
  Service Co.) Series B VR
     1.300%                        01/02/04        25,000          25,000,000
                                                               --------------
                                                                   50,000,000
                                                               --------------
NEW YORK -- 4.4%
New York City, New York, Transitional
  Finance Authority Certificates (STARS)
  Series 1 144A VR
     1.150%                        01/01/04         1,000           1,000,000
New York City, New York, Transitional
  Finance Authority Certificates (STARS)
  Series 7 144A VR
     1.270%                        01/02/04         3,205           3,205,000
New York State Dormitory Authority
  Revenue Bonds Series 144A PS
     1.000%                        02/05/04         5,995           5,995,000
New York State Thruway Authority
  General Revenue Bonds
  Series A BANS
     1.125%                        03/25/04         5,000           5,000,288
New York State Thruway Authority
  Second General Highway & Bridge
  Trust Fund Certificates (STARS)
  Series 4 144A VR
     1.250%                        01/02/04         1,015           1,015,000
Triborough Bridge & Tunnel Authority,
  New York, Revenue Bonds Series B VR
     1.130%                        01/07/04        40,000          40,000,000
                                                               --------------
                                                                   56,215,288
                                                               --------------
OHIO -- 0.7%
Ohio State Higher Educational Facility
  Commission Revenue Bonds (Pooled
  Financing 2002 Program) Series A VR
     1.300%                        01/07/04         7,155           7,155,000
Ohio State Higher Educational Facility
  Commission Revenue Bonds (Pooled
  Financing 2003 Program) Series A VR
     1.100%                        01/01/04         1,945           1,945,000
                                                               --------------
                                                                    9,100,000
                                                               --------------
OKLAHOMA -- 0.7%
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
     1.250%                        01/07/04         9,270           9,270,000
                                                               --------------


ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
OREGON -- 2.8%
Clakamas County, Oregon, Hospital Facility
  Authority Revenue Bonds (Legacy
  Health System) VR
     1.100%                        01/07/04      $ 20,000      $   20,000,000
Eugene, Oregon, Electric Utiltity Revenue
  Bonds (Eagle) Series 2003002 144A,
  Class A VR
     1.300%                        01/02/04         5,880           5,880,000
Oregon State TANS
     2.250%                        11/15/04        10,000          10,101,753
                                                               --------------
                                                                   35,981,753
                                                               --------------
PENNSYLVANIA -- 2.8%
Pennsylvania Intergovernmental
  Cooperation Authority Special Tax
  Revenue Refunding Bonds (City of
  Philadelphia Funding Program) VR
     1.240%                        01/07/04        25,000          25,000,000
Pennsylvania State Turnpike Revenue
  Bonds (Commonwealth Turnpike)
  Series A-3 VR
     1.150%                        01/07/04        10,000          10,000,000
                                                               --------------
                                                                   35,000,000
                                                               --------------
SOUTH CAROLINA -- 0.6%
Oconee County, South Carolina, Pollution
  Control Facilities Revenue Bonds (Duke
  Energy Corp. Project) VR
     1.350%                        01/02/04         7,000           7,000,000
                                                               --------------
TENNESSEE -- 0.1%
Metropolitan Government of Nashville &
  Davidson County, Tennessee Health &
  Educational Facilities Board Revenue
  Bonds (Ascension Health) PS
     1.250%                        01/05/04         1,200           1,200,000
                                                               --------------
TEXAS -- 12.0%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 8 144A VR
     1.210%                        01/07/04         5,000           5,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 13 144A VR
     1.170%                        01/07/04         6,000           6,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 15 144A PS
     1.200%                        02/25/04        15,925          15,925,000
Denton, Texas, Independent School
  District General Obligation Bonds
  Series B PS
     1.150%                        08/15/04        10,000          10,000,000
Harris County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  Series 144A PS
     1.050%                        02/05/04         6,095           6,095,000
Houston, Texas, Water & Sewer System
  Revenue Bonds (STARS) Series 14 144A
  VR
     1.280%                        01/02/04         1,000           1,000,000


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Lower Colorado River Authority, Texas
  Transmission Certificates (STARS)
  Series 3 144A VR
     1.280%                        01/02/04      $  1,495      $    1,495,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation Project)
  VR
     1.380%                        01/07/04        17,600          17,600,000
San Antonio, Texas, Electric & Gas
  Revenue Bonds VR
     1.280%                        01/07/04        11,000          11,000,000
Texas Small Business Industrial
  Development Revenue Bonds VR
     1.280%                        01/07/04        25,200          25,200,000
Texas State General Obligation Bonds
  (Eagle) Series 200030026 144A,
  Class A VR
     1.300%                        01/02/04         2,410           2,410,000
Texas State TRANS
     2.000%                        08/31/04        40,000          40,227,779
Texas State Turnpike Authority, Central
  Texas Turnpike System Revenue Bonds
  (Eagle) Series 20030008 144A,
  Class A VR
     1.300%                        01/02/04         9,900           9,900,000
                                                               --------------
                                                                  151,852,779
                                                               --------------
VIRGINIA -- 1.9%
Clarke County, Virginia, Industrial
  Development Authority Hospital
  Facilities Revenue Bonds (Winchester
  Medical Center, Inc.) VR
     1.350%                        01/07/04        22,600          22,600,000
Loudoun County, Virginia, Industrial
  Development Authority Revenue Bonds
  (Howard Hughes Medical Institution)
  Series C VR
     1.070%                        01/02/04         1,500           1,500,000
                                                               --------------
                                                                   24,100,000
                                                               --------------
WASHINGTON -- 2.5%
Issaquah, Washington, Community
  Properties Revenue Bonds Series A VR
     1.350%                        01/07/04        15,000          15,000,000
Washington State General Obligation
  Bonds Series 144A VR
     1.300%                        01/02/04         2,285           2,285,000
Washington State Public Power Supply
  Systems Revenue Bonds (Nuclear
  Project No. 1) VR
     1.100%                        01/07/04        14,960          14,960,000
                                                               --------------
                                                                   32,245,000
                                                               --------------
WEST VIRGINIA -- 1.2%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 12 144A VR
     1.210%                        01/07/04        15,000          15,000,000
                                                               --------------


ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
WISCONSIN -- 5.3%
Antigo Unified School District , Wisconsin
  TRANS
     1.500%                        10/29/04      $  4,100      $    4,110,691
Kettle Moraine School District, Wisconsin
  (Waukesha & Jefferson Counties) BANS
     1.100%                        09/03/04         5,500           5,500,704
Kohler School District, Wisconsin BANS
     1.250%                        04/15/04         3,535           3,536,974
Luxemburg-Casco School District,
  Wisconsin TRANS
     1.500%                        10/29/04         3,055           3,063,468
Menomonee Falls School District,
  Wisconsin TRANS
     1.750%                        08/19/04         5,750           5,770,809
Milwaukee, Wisconsin, Redevelopment
  Authority Revenue Bonds (American
  Society for Quality) VR
     1.330%                        01/07/04         2,000           2,000,000
Monona Grove School District, Wisconsin
  TRANS
     1.500%                        10/28/04         2,050           2,055,494
Monroe School District, Wisconsin TRANS
     1.500%                        10/15/04         5,350           5,362,469
New Berlin School District, Wisconsin
  TANS
     1.875%                        02/01/04         1,500           1,501,094
Nicolet High School District, Wisconsin
  TRANS
     1.500%                        10/29/04         1,500           1,504,025
Oconomowoc  Area School District,
  Wisconsin TRANS
     1.750%                        09/23/04         6,000           6,021,951
Verona Area School District, Wisconsin
  TRANS
     1.500%                        08/25/04         7,550           7,570,761
Waukesha County, Wisconsin TANS
     1.375%                        07/15/04         3,000           3,002,093
Wisconsin Health & Educational Facilities
  Authority Revenue Bonds (Wheaton
  Franciscan Services, Inc. System)
  Series B VR
     1.100%                        01/01/04        12,700          12,700,000
Wisconsin State General Obligation Bonds
  Series B PS
     5.500%                        05/01/04         3,470           3,521,933
                                                               --------------
                                                                   67,222,466
                                                               --------------
WYOMING -- 1.4%
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Association) Series A VR
     1.350%                        01/02/04        10,000          10,000,000


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                         PAR
YIELD/RATE                         MATURITY       (000)             VALUE+
----------                         --------      --------      --------------

MUNICIPAL BONDS (CONTINUED)
WYOMING (CONTINUED)
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Association) Series B VR
     1.350%                        01/01/04      $  8,000      $    8,000,000
                                                               --------------
                                                                   18,000,000
                                                               --------------
TOTAL MUNICIPAL BONDS
  (Cost $1,281,141,845)                                         1,281,141,845
                                                               --------------


                                                SHARES
                                              -----------
TEMPORARY INVESTMENTS -- 0.8%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                             5,181,028           5,181,028
Dreyfus Tax-Exempt Cash Management
  #264                                            206,261             206,261
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio             5,351,976           5,351,976
                                                               --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $10,739,265)                                               10,739,265
                                                               --------------
TOTAL INVESTMENTS -- 102.1%
  (Cost $1,291,881,110 a)                                       1,291,881,110
                                                               --------------
OTHER ASSETS AND LIABILITIES -- (2.1%)
Interest receivable and other assets                                2,989,874
Payable for securities purchased                                  (28,571,809)
Dividends payable                                                    (798,254)
Accrued expenses                                                     (465,349)
                                                               --------------
                                                                  (26,845,538)
                                                               --------------

NET ASSETS -- 100.0%
Applicable  to  847,273,218
  Institutional  Shares, 237,876,436
  N Shares, and 180,073,648 Service
  Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                        $1,265,035,572
                                                               ==============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES, AND SERVICE SHARES                                  $1.00
                                                                        =====

----------
+  See Note 2a to the Financial Statements.
a  Aggregate cost for federal tax purposes.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/03. Maturity date is the later of the next interest rate change or exercise of the demand feature.
BANS -- Bond Anticipation Note.
RANS -- Revenue Anticipation Note.
TANS -- Tax Anticipation Note.
TECP -- Tax-Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
------------------------------------------------------------------------------

COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

AGENCY OBLIGATIONS -- 3.3%
Federal National Mortgage Association
     2.000%                        08/26/05      $  2,200      $  2,202,957
     6.000%                        05/15/08           195           216,366
     6.250%                        02/01/11         2,600         2,878,333
     5.500%                        03/15/11         3,900         4,212,078
                                                               ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $9,071,952)                                               9,509,734
                                                               ------------
ASSET-BACKED SECURITIES -- 18.2%
Americredit Automobile Receivables Trust
  Series 2001-D, Class A4
     4.410%                        11/12/08         2,000         2,063,421
Ameriquest Mortgage Securities, Inc.
  Series 2003-5, Class A3
     3.027%                        07/25/33         3,365         3,358,942
Bank One Issuance Trust Series 2003-C1,
  Class C1
     4.540%                        09/15/10         2,000         2,044,554
Capital One Multi-Asset Execution Trust
  Series 2003-C2, Class C2
     4.320%                        04/15/09         2,700         2,753,612
Capital One Multi-Asset Execution Trust
  Series 2003-C4, Class C4
     6.000%                        08/15/13         1,965         2,037,156
Citibank Credit Card Issuance Trust
  Series 2000-A3, Class A3
     6.875%                        11/16/09         3,080         3,507,211
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
     7.450%                        09/15/07         1,600         1,730,316
Citibank Credit Card Issuance Trust
  Series 2001-A6, Class A6
     5.650%                        06/16/08         1,350         1,449,875
Credit Card Receivable Trust
  Series 1998-IA 144A, Class A
     6.478%                        12/22/04         1,020         1,051,345
First National Master Note Trust
  Series 2003-2, Class B
     3.080%                        04/15/09         3,000         3,009,375
Green Tree Financial Corp.
  Series 1999-5, Class A4
     7.330%                        04/01/31         2,400         2,498,689
MBNA Master Credit Card Trust
  Series 1999-M 144A, Class C
     7.450%                        04/16/07         1,400         1,463,066
Morgan Stanley ABS Capital I
  Series 2003-HE1, Class A3
     1.230%                        05/25/33         1,618         1,617,319
Onyx Acceptance Auto Trust
  Series 2002-C, Class A4
     4.070%                        04/15/09         5,000         5,152,667
Permanent Financing P.L.C.
  Series 1, Class 2A
     4.200%                        06/10/07         3,500         3,635,625
Residential Funding Mortgage Securities
  Series 2001-HS2, Class A5
     6.920%                        04/25/31         3,160         3,222,025


COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

ASSET-BACKED SECURITIES (CONTINUED)
Sears Credit Account Master Trust
  Series 1999-1, Class A
     5.650%                        03/17/09      $  4,044      $  4,149,406
Structured Asset Investment Loan Trust
  Series 2003-BC4, Class 2A2
     1.910%                        05/25/33         2,620         2,619,181
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
     2.750%                        12/20/07         1,895         1,914,011
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A4
     2.940%                        03/22/10         1,405         1,406,620
William Street Funding Corp.
  Series 2003-1 144A, Class A
     1.470%                        04/23/06         2,600         2,602,384
                                                               ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $52,770,616)                                             53,286,800
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.5%
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
     3.189%                        11/25/08           896           912,313
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
    15.147%                        11/25/08           301           341,403
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
     8.500%                        11/25/08           181           193,779
CS First Boston Mortgage Securities Corp.
  Series 1998-C1, Class AX IO
     1.024%                        05/17/40        48,955         2,215,830
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
     5.880%                        11/12/31         1,465         1,547,712
DLJ Mortgage Acceptance Corp.
  Series 1996-M 144A, Class 1
     3.849%                        11/28/11           683           688,255
DLJ Mortgage Acceptance Corp.
  Series 1997-CF2 144A, Class CP IO
     1.364%                        11/15/04        51,000           623,883
Federal Home Loan Mortgage Corp.
  Series 150, Class IO
     7.500%                        07/01/23           214            40,396
Federal Home Loan Mortgage Corp.
  Series 1385, Class J
     7.000%                        10/15/07         2,135         2,306,638
Federal Home Loan Mortgage Corp.
  Series 2100, Class GA
     6.000%                        04/15/12           340           343,124
Federal Home Loan Mortgage Corp.
  Series 2513, Class JE
     5.000%                        10/15/17         5,105         5,047,042
Federal National Mortgage Association
  Series 1993-197, Class SB
    12.824%                        10/25/08           841           908,956
Federal National Mortgage Association
  Series 1997-20, Class IO
     1.840%                        03/25/27         6,347           445,990


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
------------------------------------------------------------------------------

COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1997-70, Class PE  PO
     9.000%                        04/25/22      $    986      $    871,970
Federal National Mortgage Association
  Series 1998-61, Class PB
     5.500%                        12/25/08            76            76,229
Federal National Mortgage Association
  Series 1998-T1, Class A
    10.341%                        12/28/28           273           303,263
Federal National Mortgage Association
  Series 1999-55, Class PA
     7.000%                        06/18/13            11            11,552
Federal National Mortgage Association
  Series 2001-69, Class PE
     6.000%                        11/25/15         3,000         3,133,815
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                        11/25/17         1,000           986,785
Federal National Mortgage Association
  Series 2003-35, Class BC
     5.000%                        05/25/18         1,500         1,495,218
Federal National Mortgage Association
  Series 2003-57, Class KL
     3.500%                        03/25/09         1,715         1,739,984
J.P. Morgan Commercial Mortgage Finance
  Corp. Series 1999-C7, Class X IO
     0.659%                        10/15/35        80,935         2,107,467
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
     7.180%                        09/15/19         1,734         1,922,447
LB-UBS Commercial Mortgage Trust
  Series 2001-C2, Class A1
     6.270%                        06/15/20         1,850         2,012,443
LB-UBS Commercial Mortgage Trust
  Series 2003-C1, Class A4
     4.394%                        03/17/32           780           758,029
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
     6.220%                        02/15/30            12            12,256
Morgan Stanley Capital I Series 1998-WF2,
  Class A2
     6.540%                        07/15/30         2,775         3,093,763
PNC Mortgage Securities Corp.
  Series 1996-2, Class A4
     6.600%                        02/25/11         3,821         3,814,085
Residential Accredit Loans, Inc.
  Series 2001-QS10, Class NB4
     6.750%                        08/25/31         1,374         1,401,488
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                        06/15/28         4,446           511,284
Structured Asset Securities Corp.
  Series 2003-28XS, Class A3
     4.060%                        09/25/33         4,622         4,654,498
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
     5.145%                        11/25/33         3,996         4,035,334

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $48,825,775)                                             48,557,231


COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

MORTGAGE-BACKED SECURITIES-- 1.4%
Federal Home Loan Mortgage Corp.
  Pool #C00515
     7.500%                        05/01/27      $     52      $     55,442
Federal National Mortgage Association
  Pool #124783
    10.500%                        12/01/16             8             8,826
Federal National Mortgage Association
  Pool #305189
     9.000%                        01/01/25            13            14,165
Federal National Mortgage Association
  Pool #305555
     9.000%                        01/01/25            15            16,910
Federal National Mortgage Association
  Pool #306031
     9.000%                        02/01/25            44            49,406
Federal National Mortgage Association
  Pool #306674
     9.000%                        03/01/25             8             8,400
Federal National Mortgage Association
  Pool #317306
     9.000%                        07/01/25            43            47,766
Federal National Mortgage Association
  Pool #338001
     9.000%                        10/01/25             2             1,904
Federal National Mortgage Association
  Pool #585727
     6.000%                        05/01/16         1,599         1,679,606
Federal National Mortgage Association
  Pool #695910
     5.000%                        05/01/18           988         1,012,202
Government National Mortgage
  Association Pool #326150
     7.000%                        09/15/23            46            49,782
Government National Mortgage
  Association Pool #333668
     7.000%                        07/15/23            84            90,193
Government National Mortgage
  Association Pool #345039
     7.000%                        09/15/23           149           159,617
Government National Mortgage
  Association Pool #345536
     7.000%                        01/15/24            75            80,696
Government National Mortgage
  Association Pool #351638
     7.000%                        06/15/23           129           138,968
Government National Mortgage
  Association Pool #377553
     7.000%                        07/15/25           104           111,777
Government National Mortgage
  Association Pool #383330
     7.000%                        07/15/25            16            17,630
Government National Mortgage
  Association Pool #391901
     7.000%                        07/15/25            71            75,617
Government National Mortgage
  Association Pool #397755
     7.000%                        05/15/24           126           135,153
Government National Mortgage
  Association Pool #406568
     7.000%                        07/15/25           107           114,224


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
------------------------------------------------------------------------------

COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
  Association Pool #407660
     7.000%                        07/15/25      $     84      $     90,018
Government National Mortgage
  Association Pool #780023
     7.000%                        09/15/24           127           136,695
Government National Mortgage
  Association Pool #780389
     9.000%                        08/15/09            30            33,137
                                                               ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $3,940,993)                                               4,128,134
                                                               ------------
CORPORATE BONDS -- 47.0%
ELECTRIC -- 2.5%
Consolidated Edison, Inc.
     3.625%                        08/01/08         1,285         1,286,585
Constellation Energy Corp.
     6.125%                        09/01/09         1,000         1,099,657
Exelon Generation Co., L.L.C.
     6.950%                        06/15/11         1,000         1,124,986
FPL Group Capital, Inc.
     3.250%                        04/11/06           700           712,692
Southern Co. Capital Funding Corp.
     5.300%                        02/01/07         3,000         3,238,902
                                                               ------------
                                                                  7,462,822
                                                               ------------
FINANCE - BANK -- 5.4%
Bank of America Corp.
     5.250%                        02/01/07         2,000         2,140,450
     4.375%                        12/01/10         1,000         1,004,004
Capital One Bank
     4.250%                        12/01/08         1,000           996,757
Manufacturers & Traders Trust Co.
     8.000%                        10/01/10         2,080         2,503,729
Mercantile Bancorp, Inc.
     7.050%                        06/15/04         1,670         1,712,887
Sovereign Bank
     4.375%                        08/01/13         1,300         1,311,060
Union Planters Corp.
     7.750%                        03/01/11         1,750         2,067,375
Washington Mutual Bank F.A.
     5.500%                        01/15/13         1,920         1,984,086
Washington Mutual, Inc.
     4.000%                        01/15/09           480           481,377
Wells Fargo & Co.
     6.375%                        08/01/11         1,525         1,702,919
                                                               ------------
                                                                 15,904,644
                                                               ------------
FINANCE - NON-BANK -- 14.6%
Allstate Corp.
     7.875%                        05/01/05         2,800         3,021,659
American Express Credit Corp. a
     3.000%                        05/16/08         1,615         1,582,157
CIT Group, Inc.
     2.875%                        09/29/06         2,000         2,006,622
     7.750%                        04/02/12           710           840,138
Countrywide Home Loan, Inc.
     4.250%                        12/19/07         1,760         1,816,799


COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
EOP Operating L.P.
     8.375%                        03/15/06      $    260      $    291,279
ERP Operating L.P.
     7.100%                        06/23/04         2,500         2,561,938
Ford Motor Credit Corp.
     7.250% a                      10/25/11         2,320         2,519,965
     7.000%                        10/01/13           540           570,535
General Electric Capital Corp.
     5.000%                        06/15/07           360           383,756
General Motors Acceptance Corp.
     4.500%                        07/15/06         1,100         1,132,313
     6.875%                        09/15/11         2,000         2,157,490
Goldman Sachs Group, Inc.
     7.625%                        08/17/05         2,200         2,405,429
Household Finance Corp.
     6.400%                        06/17/08         2,005         2,225,135
International Lease Finance Corp.
     4.000%                        01/17/06         3,206         3,306,854
John Hancock Financial Services Corp.
     5.625%                        12/01/08         2,320         2,508,781
Lehman Brothers Holdings, Inc.
     6.250%                        05/15/06           810           880,471
     4.000%                        01/22/08         1,115         1,138,295
Morgan Stanley Dean Witter & Co.
     5.625%                        01/20/04           535           535,936
National Rural Utilities Cooperative
  Finance Corp.
     5.750%                        08/28/09         1,900         2,061,232
Prudential Financial, Inc.
     4.500%                        07/15/13           750           717,355
Simon Property Group L.P.
     5.375%                        08/28/08         1,340         1,417,093
SLM Corp.
     4.000%                        01/15/09         3,000         3,024,024
Textron Financial Corp.
     5.875%                        06/01/07         2,400         2,603,851
     6.000%                        11/20/09         1,000         1,098,723
                                                               ------------
                                                                 42,807,830
                                                               ------------
INDUSTRIAL -- 16.1%
AOL Time Warner, Inc.
     6.875%                        05/01/12         1,235         1,392,438
Boeing Capital Corp.
     6.500%                        02/15/12         1,270         1,390,753
Centex Corp.
     4.750%                        01/15/08         1,500         1,549,030
Comcast Cable Communications, Inc.
     7.125%                        06/15/13           625           713,191
Comcast Corp.
     5.300%                        01/15/14           690           689,298
ConAgra Foods, Inc.
     6.750%                        09/15/11         1,350         1,515,480
Cox Communications, Inc.
     3.875%                        10/01/08         1,500         1,503,139
Delphi Auto Systems Corp.
     6.550%                        06/15/06         1,000         1,073,648
Federated Department Stores, Inc.
     8.500%                        06/01/10         2,000         2,455,376


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
------------------------------------------------------------------------------

COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL -- (CONTINUED)
Gannett Co., Inc.
     5.500%                        04/01/07      $  1,250      $  1,355,889
General Electric Co.
     5.000%                        02/01/13           265           268,489
General Mills, Inc.
     6.000%                        02/15/12         2,305         2,468,865
Goodrich Corp.
     6.450%                        12/15/07         1,700         1,843,641
H.J. Heinz Co.
     6.000%                        03/15/08         1,700         1,861,135
Harrahs Operating Co., Inc. Series 144A
     5.375%                        12/15/13         1,250         1,243,286
John Deere Capital Corp.
     5.100%                        01/15/13           750           769,763
Kellogg Co.
     2.875%                        06/01/08         1,200         1,159,854
Kinder Morgan Energy Corp.
     6.750%                        03/15/11         1,860         2,090,854
Kohls Corp.
     6.300%                        03/01/11         3,325         3,736,539
Kroger Co.
     5.500%                        02/01/13         1,500         1,528,347
Lockheed Martin Corp.
     8.200%                        12/01/09         1,300         1,580,562
News America, Inc. a
     6.625%                        01/09/08         1,120         1,246,818
PHH Corp.
     6.000%                        03/01/08         1,390         1,497,244
Safeway, Inc.
     6.850%                        09/15/04         3,805         3,933,259
Schering-Plough Corp.
     5.300%                        12/01/13         1,135         1,157,462
TCI Communications, Inc.
     8.750%                        08/01/15           570           722,752
Unilever Capital Corp.
     6.875%                        11/01/05         1,740         1,887,780
     7.125%                        11/01/10         1,500         1,746,789
Viacom, Inc.
     7.700%                        07/30/10         1,460         1,747,306
Walt Disney Co.
     6.750%                        03/30/06         1,000         1,088,214
                                                               ------------
                                                                 47,217,201
                                                               ------------
NATURAL GAS -- 0.5%
Duke Energy Field Services
     7.875%                        08/16/10         1,380         1,619,309
                                                               ------------
OIL -- 2.9%
Anadarko Petroleum Corp.
     5.000%                        10/01/12         1,860         1,868,355
Burlington Resources Finance Co.
     5.600%                        12/01/06         1,800         1,938,159
ChevronTexaco Capital Corp.
     3.375%                        02/15/08         2,215         2,227,632
Phillips Petroleum Co.
     8.500%                        05/25/05         2,300         2,508,111
                                                               ------------
                                                                  8,542,257
                                                               ------------


COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

CORPORATE BONDS (CONTINUED)
TELEPHONES -- 4.3%
AT&T Wireless Services, Inc.
     7.875%                        03/01/11      $  1,310      $  1,518,404
Deutsche Telekom International Finance
     3.875%                        07/22/08         1,130         1,135,131
France Telecom S.A.
     9.000%                        03/01/11           980         1,178,986
Telecom Italia Capital Series 144A a
     4.000%                        11/15/08           750           755,741
Verizon Global Funding Corp.
     6.125%                        06/15/07         3,100         3,395,647
Verizon Wireless Capital, L.L.C.
     5.375%                        12/15/06         2,300         2,456,343
Vodafone Group P.L.C.
     7.750%                        02/15/10         1,830         2,172,151
                                                               ------------
                                                                 12,612,403
                                                               ------------
TRANSPORTATION -- 0.7%
Burlington Northern Santa Fe Corp.
     6.750%                        07/15/11           690           783,358
CSX Corp.
     2.750%                        02/15/06         1,000         1,003,150
     6.750%                        03/15/11           145           163,468
                                                               ------------
                                                                  1,949,976
                                                               ------------
TOTAL CORPORATE BONDS
  (Cost $132,129,907)                                           138,116,442
                                                               ------------
YANKEE BONDS -- 1.4%
Banco Santander Chile
     7.375%                        07/18/12         2,730         3,078,793
United Mexican States
     6.375%                        01/16/13         1,000         1,040,000
                                                               ------------
TOTAL YANKEE BONDS
  (Cost $3,712,547)                                               4,118,793
                                                               ------------
U.S. TREASURY OBLIGATIONS -- 7.1%
U.S. Treasury Notes
     6.500%                        08/15/05         6,241         6,734,919
     7.000%                        07/15/06         4,525         5,069,946
     3.250% a                      08/15/07         6,700         6,836,358
     4.250%                        08/15/13         2,275         2,278,556
                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $20,964,319)                                             20,919,779
                                                               ------------

                                                 SHARES
                                                --------
TEMPORARY INVESTMENTS -- 4.3%
Goldman Sachs Financial Square Money
  Market Portfolio                              5,815,269         5,815,269
J.P. Morgan Institutional Prime Money
  Market Portfolio                              6,922,451         6,922,451
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $12,737,720)                                             12,737,720
                                                               ------------


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
------------------------------------------------------------------------------

COUPON                                             PAR
 RATE                              MATURITY       (000)           VALUE+
------                             --------      --------      ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 4.3%
COMMERCIAL PAPER -- 0.6%
Concord Minuteman Capital Co., L.L.C.
     1.100%                        02/10/04      $  1,751      $  1,746,670
                                                               ------------
REPURCHASE AGREEMENTS -- 0.7%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03,
  proceeds at maturity $1,971,248
  (Collateralized by $2,418,501
  FHLMC, FNMA and GNMA 1.450%
  to  6.000%, due from 11/01/17 to
  12/01/33. The market value is
  $2,030,309.)                     01/02/04         1,971         1,971,138
                                                               ------------
TIME DEPOSITS -- 2.5%
Canadian Imperial Bank
     0.938%                        01/02/04         2,382         2,381,962
Chase Manhattan Bank
     0.875%                        01/02/04           133           133,367
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04         4,764         4,763,924
                                                               ------------
                                                                  7,279,253
                                                               ------------
VARIABLE RATE OBLIGATIONS -- 0.5%
Natexis Banques
     1.035%                        01/14/04         1,531         1,530,864
                                                               ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $12,527,925)                                             12,527,925
                                                               ------------
TOTAL INVESTMENTS -- 103.5%
  (Cost $296,681,754)                                           303,902,558
                                                               ------------
OTHER ASSETS AND LIABILITIES -- (3.5%)
Interest receivable and other assets                              3,188,810
Receivable for capital stock sold                                   226,885
Payable upon return of collateral on securities loaned          (12,527,925)
Payable for capital stock redeemed                                 (157,993)
Dividends payable                                                  (739,426)
Accrued expenses                                                   (164,068)
                                                               ------------
                                                                (10,173,717)
                                                               ------------

NET ASSETS -- 100.0%
Applicable to 26,881,305 Institutional
  Shares, 871,181 N Shares, 437,932 A
  Shares, and 98,972 B Shares of beneficial
  interest outstanding, $.001 par value (Note 8)               $293,728,841
                                                               ============



NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($279,109,061/26,881,305)                                            $10.38
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($9,045,279/871,181)                               $10.38
                                                                       ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($4,546,894/437,932)                                     $10.38
                                                                       ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($10.38/0.965) (NOTE 5)                                  $10.76
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($1,027,607/98,972)                                      $10.38
                                                                       ======



The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

     Basis                                                       $296,683,809
                                                                 ============
     Gross Appreciation                                          $  8,759,054
     Gross Depreciation                                            (1,540,305)
                                                                 ------------
     Net Appreciation                                            $  7,218,749
                                                                 ============

----------
+  See Note 2a to the Financial Statements.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $12,273,046, and the total market value of the collateral held by the portfolio is $12,527,925.
IO -- Interest Only Security.
PO -- Principal Only Security.

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

ASSET-BACKED SECURITIES -- 13.7%
Americredit Automobile Receivables Trust
  Series 2001-D, Class A4
     4.410%                        11/12/08       $ 1,910        $  1,970,567
Ameriquest Mortgage Securities, Inc.
  Series 2003-5, Class A3
     3.027%                        07/25/33         2,310           2,305,841
Bank One Issuance Trust Series 2003-C1,
  Class C1
     4.540%                        09/15/10         2,000           2,044,554
Capital One Multi-Asset Execution Trust
  Series 2003-C2, Class C2
     4.320%                        04/15/09         2,300           2,345,670
Capital One Multi-Asset Execution Trust
  Series 2003-C4, Class C4
     6.000%                        08/15/13           910             943,416
Green Tree Financial Corp. Series 1999-5,
  Class A4
     7.330%                        04/01/31         2,200           2,290,464
Permanent Financing P.L.C. Series 1,
  Class 2A
     4.200%                        06/10/07         2,000           2,077,500
Structured Asset Investment Loan Trust
  Series 2003-BC4, Class 2A2
     1.910%                        05/25/33         2,250           2,249,297
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
     2.750%                        12/20/07         1,450           1,464,547
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $17,460,662)                                               17,691,856
                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS-- 31.3%
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
     3.189%                        11/25/08           468             476,495
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
    15.147%                        11/25/08           157             178,312
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
     8.500%                        11/25/08            95             101,210
CS First Boston Mortgage Securities Corp.
  Series 1998-C1, Class AX IO
     1.024%                        05/17/40        43,075           1,949,693
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
     5.880%                        11/12/31         3,086           3,260,136
DLJ Mortgage Acceptance Corp.
  Series 1996-M 144A, Class 1
     3.849%                        11/28/11            91              91,767
Federal Home Loan Mortgage Corp.
  Series 199, Class IO
     6.500%                        08/01/28           885             146,226
Federal Home Loan Mortgage Corp.
  Series 1848, Class PG
     7.000%                        05/15/26         4,773           5,126,651


COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 2131, Class VD
     6.000%                        05/15/14       $ 2,412        $  2,517,767
Federal Home Loan Mortgage Corp.
  Series 2390, Class PW
     6.000%                        04/15/15         5,195           5,437,076
Federal Home Loan Mortgage Corp.
  Series 2443, Class TD
     6.500%                        10/15/30         2,425           2,520,253
Federal National Mortgage Association
  Series 145, Class 1 PO
     9.000%                        06/25/22           373             336,326
Federal National Mortgage Association
  Series 1993-197, Class SB
    12.824%                        10/25/08         1,088           1,176,296
Federal National Mortgage Association
  Series 1997-20, Class IO
     1.840%                        03/25/27         3,210             225,600
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                        11/25/17         5,522           5,449,027
Federal National Mortgage Association
  Series 2003-35, Class BC
     5.000%                        05/25/18         1,500           1,495,218
Federal National Mortgage Association
  Series 2003-W6, Class 2A2
     3.110%                        09/25/42         2,200           2,202,798
J.P. Morgan Commercial Mortgage Finance
  Corp. Series 1999-C7, Class X IO
     0.659%                        10/15/35        73,369           1,910,452
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
     7.180%                        09/15/19           939           1,040,934
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
     6.220%                        02/15/30           110             110,778
Morgan Stanley Capital I Series 1998-WF2,
  Class A2
     6.540%                        07/15/30         1,270           1,415,885
PNC Mortgage Securities Corp.
  Series 1998-9, Class 2A2 PO
     7.010%                        09/25/13           144             143,161
PNC Mortgage Securities Corp.
  Series 1998-11, Class 2A2 PO
     6.990%                        11/25/13           378             366,003
PNC Mortgage Securities Corp.
  Series 1999-2, Class 5X IO
     6.250%                        02/25/14           247              15,874
Residential Funding Mortgage
  Security I Series 1993-S20,
  Class A11
     7.250%                        06/25/08           436             435,067
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                        06/15/28         2,126             244,452


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
     5.145%                        11/25/33       $ 1,648        $  1,664,575
Wells Fargo Mortgage-Backed
  Securities Trust Series 2002-8,
  Class 2A3
     6.000%                        05/25/17           478             479,209
                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $40,305,440)                                               40,517,241
                                                                 ------------
MORTGAGE-BACKED SECURITIES -- 7.1%
Federal National Mortgage Association
  Pool #250888
     7.000%                        04/01/12           194             207,542
Federal National Mortgage Association
  Pool #305555
     9.000%                        01/01/25            15              17,279
Federal National Mortgage Association
  Pool #359740
     7.000%                        10/01/26            36              38,449
Federal National Mortgage Association
  Pool #364248
     7.000%                        01/01/27            74              78,540
Federal National Mortgage Association
  Pool #695910
     5.000%                        05/01/18         1,797           1,840,367
Federal National Mortgage Association
  Pool #756294
     5.500%                        12/01/33         2,695           2,732,056
Government National Mortgage
  Association Pool #442138
     8.000%                        11/15/26           430             469,591
Government National Mortgage
  Association Pool #555127
     7.000%                        09/15/31           781             833,148
Government National Mortgage
  Association Pool #780167
     7.000%                        12/15/24         1,186           1,272,796
Government National Mortgage
  Association Pool #781040
     7.500%                        11/15/17         1,554           1,676,890
                                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $8,906,883)                                                 9,166,658
                                                                 ------------
CORPORATE BONDS -- 41.2%
ELECTRIC -- 2.9%
Constellation Energy Group, Inc.
     7.600%                        04/01/32           375             440,293
Duke Capital Corp.
     8.000%                        10/01/19         1,000           1,166,616
Exelon Generation Co., L.L.C.
     6.950%                        06/15/11         1,000           1,124,986
Public Service Electric & Gas Co.
     6.500%                        05/01/04         1,000           1,016,345
                                                                 ------------
                                                                    3,748,240
                                                                 ------------

COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

CORPORATE BONDS (CONTINUED)
FINANCE - BANK -- 7.3%
BankAmerica Capital II
     8.000%                        12/15/26       $   835        $    959,940
Manufacturers & Traders Trust Co.
     8.000%                        10/01/10         1,000           1,203,716
Mercantile Bancorp, Inc.
     7.050%                        06/15/04         1,500           1,538,522
Royal Bank of Scotland Group P.L.C.
     5.000%                        10/01/14         1,160           1,151,817
Sovereign Bank
     4.375%                        08/01/13         1,300           1,311,061
Union Planters Corp.
     7.750%                        03/01/11           715             844,670
Wells Fargo & Co.
     6.375%                        08/01/11         2,175           2,428,753
                                                                 ------------
                                                                    9,438,479
                                                                 ------------
FINANCE - NON-BANK -- 12.1%
American Express Credit Corp. a
     3.000%                        05/16/08            30              29,390
Anadarko Finance Co.
     7.500%                        05/01/31         1,000           1,175,191
CIT Group, Inc.
     7.750%                        04/02/12           130             153,828
EOP Operating L.P.
     7.750%                        11/15/07         1,570           1,801,316
Ford Motor Credit Corp.
     5.800%                        01/12/09           675             695,903
     7.000%                        10/01/13           490             517,708
General Electric Capital Corp.
     5.000%                        06/15/07           700             746,193
General Motors Acceptance Corp.
     4.500%                        07/15/06         1,485           1,528,622
Goldman Sachs Group, Inc.
     7.625%                        08/17/05         2,000           2,186,754
     6.125%                        02/15/33         1,000           1,010,467
Household Finance Corp.
     6.500%                        11/15/08           955           1,065,702
Lehman Brothers Holdings, Inc.
     6.250%                        05/15/06           350             380,450
     4.000%                        01/22/08           350             357,312
Morgan Stanley
     5.300%                        03/01/13           300             307,005
Prudential Financial, Inc.
     4.500%                        07/15/13           700             669,531
Simon Property Group L.P.
     5.375%                        08/28/08           740             782,573
Textron Financial Corp.
     5.875%                        06/01/07         2,065           2,240,397
                                                                 ------------
                                                                   15,648,342
                                                                 ------------
INDUSTRIAL -- 12.0%
Boeing Co.
     8.750%                        09/15/31           590             787,341
Comcast Corp.
     5.300%                        01/15/14           600             599,390


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
ConAgra Foods, Inc.
     6.750%                        09/15/11       $   425        $    477,096
Delphi Corp.
     6.500%                        08/15/13         1,000           1,052,040
General Mills, Inc.
     6.000%                        02/15/12         1,000           1,071,091
Goodrich Corp. a
     7.625%                        12/15/12           935           1,082,046
H.J. Heinz Co.
     6.000%                        03/15/08         1,000           1,094,785
John Deere Capital Corp.
     5.100%                        01/15/13           645             661,996
Kinder Morgan, Inc.
     6.500%                        09/01/12         1,000           1,105,348
Kroger Co.
     6.800%                        04/01/11           500             560,398
Lockheed Martin Corp.
     8.200%                        12/01/09         1,000           1,215,817
News America, Inc.
     6.550%                        03/15/33           750             781,701
PHH Corp.
     6.000%                        03/01/08         1,000           1,077,154
Procter & Gamble Co. -- Guaranteed
  ESOP Debentures Series A
     9.360%                        01/01/21           500             672,605
TCI Communications, Inc.
     8.750%                        08/01/15           500             633,993
Time Warner, Inc.
     6.875%                        06/15/18           765             843,628
Viacom, Inc.
     5.625%                        05/01/07           495             535,596
     7.875%                        07/30/30         1,000           1,247,836
                                                                 ------------
                                                                   15,499,861
                                                                 ------------
OIL -- 1.1%
Burlington Resources Finance Co.
     6.500%                        12/01/11         1,000           1,118,566
Conoco, Inc.
     6.950%                        04/15/29           335             381,105
                                                                 ------------
                                                                    1,499,671
                                                                 ------------
TELEPHONES -- 5.1%
AT&T Wireless Services, Inc.
     7.875%                        03/01/11           850             985,224
Deutsche Telekom International Finance
     3.875%                        07/22/08           700             703,179
France Telecom S.A.
     9.000%                        03/01/11         1,000           1,203,047
Verizon Global Funding Corp. a
     6.125%                        06/15/07         1,480           1,621,148
Verizon Wireless Capital, L.L.C.
     5.375%                        12/15/06         1,000           1,067,975
Vodafone Group P.L.C.
     7.750%                        02/15/10           860           1,020,792
                                                                 ------------
                                                                    6,601,365
                                                                 ------------


COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

CORPORATE BONDS (CONTINUED)
TRANSPORTATION -- 0.7%
Burlington Northern Santa Fe Corp.
     7.950%                        08/15/30       $   700        $    866,613
Federal Express Corp.
     6.720%                        01/15/22             3               2,813
                                                                 ------------
                                                                      869,426
                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $49,772,717)                                               53,305,384
                                                                 ------------
YANKEE BONDS -- 2.3%
Banco Santander Chile
     7.375%                        07/18/12         1,610           1,815,698
United Mexican States
     6.375%                        01/16/13         1,030           1,071,200
                                                                 ------------
TOTAL YANKEE BONDS
  (Cost $2,625,443)                                                 2,886,898
                                                                 ------------
U.S. TREASURY OBLIGATIONS -- 2.4%
U.S. TREASURY BILLS* -- 0.0%
     0.910%                        06/03/04            45              44,825
                                                                 ------------
U.S. TREASURY BONDS -- 2.4%
     7.250%                        08/15/22         2,400           3,029,719
                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,099,372)                                                 3,074,544
                                                                 ------------


                                                 SHARES
                                                ---------
TEMPORARY INVESTMENTS -- 1.3%
Goldman Sachs Financial Square Money
  Market Portfolio                              1,096,982           1,096,982
J.P. Morgan Institutional Prime Money
  Market Portfolio                                615,431             615,431
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,712,413)                                                 1,712,413
                                                                 ------------


COUPON                                              PAR
 RATE                              MATURITY        (000)
------                             --------       -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 2.0%
COMMERCIAL PAPER -- 1.1%
Concord Minuteman Capital Co., L.L.C.
     1.100%                        02/10/04       $ 1,456           1,452,020
                                                                 ------------
REPURCHASE AGREEMENTS -- 0.2%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $240,572 (Collateralized
  by $295,156 FHLMC, FNMA and GNMA
  1.450% to 6.000%, due from 11/01/17
  to 12/01/33. The market value is
  $247,780.)                       01/02/04           241             240,559
                                                                 ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
TIME DEPOSITS -- 0.7%
Canadian Imperial Bank
     0.938%                        01/02/04       $   291        $    290,697
Chase Manhattan Bank
     0.875%                        01/02/04            29              29,363
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04           581             581,394
                                                                 ------------
                                                                      901,454
                                                                 ------------
VARIABLE RATE OBLIGATIONS -- 0.0%
Natexis Banques
     1.035%                        01/14/04            28              28,437
                                                                 ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $2,622,470)                                                 2,622,470
                                                                 ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $126,505,400)                                             130,977,464
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- (1.3%)
Interest receivable and other assets                                1,442,167
Receivable for capital stock sold                                     112,893
Payable upon return of collateral on securities loaned             (2,622,470)
Payable for capital stock redeemed                                   (242,920)
Dividends payable                                                    (245,788)
Accrued expenses                                                      (78,528)
                                                                 ------------
                                                                   (1,634,646)
                                                                 ------------

NET ASSETS -- 100.0%
Applicable to 12,009,870 Institutional
  Shares, 468,282 N  Shares, 69,543
  A Shares, and 44,131 B Shares of
  beneficial interest outstanding, $.001
  par value (Note 8)                                             $129,342,818
                                                                 ============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($123,365,035/12,009,870)                                            $10.27
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($4,810,135/468,282)                               $10.27
                                                                       ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($714,339/69,543)                                        $10.27
                                                                       ======

MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($10.27/0.955) (NOTE 5)                                              $10.75
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
  ($453,309/44,131)                                                    $10.27
                                                                       ======

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $126,505,400
                                                                  ============
    Gross Appreciation                                             $ 5,753,249
    Gross Depreciation                                              (1,281,185)
                                                                  ------------
    Net Appreciation                                               $ 4,472,064
                                                                  ============


+  See Note 2a to the Financial Statements.
*  Security pledged as collateral for futures contracts.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $2,562,538, and the total market value of the collateral held by the portfolio is $2,622,470.
IO -- Interest Only Security.
PO -- Principal Only Security.

                                                  NUMBER OF         UNREALIZED
                                                  CONTRACTS        APPRECIATION
                                                  ---------        ------------

Futures Contracts -- Long Position
  U.S. Treasury Notes, March 2004
  (Notional value at 12/31/03 is
  $3,031,172.)                                         27             $24,047
                                                       ==             =======

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

AGENCY OBLIGATIONS -- 38.0%
AID-Israel
     5.500%                        09/18/23       $ 1,500         $ 1,523,031
AID-Peru
     9.980%                        08/01/08         1,700           1,946,975
Federal Home Loan Bank
    1.875% a                       06/15/06         3,000           2,973,705
Federal Home Loan Mortgage Corp.
     6.250%                        07/15/04         1,000           1,027,259
     3.625% a                      09/15/08         2,500           2,519,245
     7.000%                        03/15/10           495             578,363
     5.500%                        09/15/11         2,500           2,692,072
     6.000%                        05/25/12         2,380           2,420,205
     4.875%                        11/15/13         2,925           2,962,379
Federal National Mortgage Association
     4.375%                        10/15/06         3,195           3,358,354
     5.250% a                      04/15/07         2,000           2,154,368
     6.250%                        02/01/11           750             830,288
     6.000%                        05/15/11         2,500           2,775,018
Housing & Urban Development
     1.740%                        08/01/05         2,225           2,225,983
Rowan Cos., Inc.
     6.150%                        07/01/10         2,567           2,817,670
Small Business Administration Participation
  Certificates Series 1997-10C, Class 1
     6.950%                        05/01/07           395             398,803
                                                                  -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $32,096,190)                                               33,203,718
                                                                  -----------
ASSET-BACKED SECURITIES -- 8.4%
AESOP Funding II L.L.C. Series 2002-1A 144A,
  Class A1
     3.850%                        10/20/06         1,500           1,535,977
Americredit Automobile Receivables Trust
  Series 2001-D, Class A4
     4.410%                        11/12/08         1,000           1,031,710
California Infrastructure Southern California
  Edison Co. Series 1997-1, Class A7
     6.420%                        12/26/09         1,260           1,394,496
Citibank Credit Card Issuance Trust
  Series 2000-A3, Class A3
     6.875%                        11/16/09           210             239,128
Citibank Credit Card Issuance Trust
  Series 2001-A6, Class A6
     5.650%                        06/16/08         1,480           1,589,492
Contimortgage Home Equity Loan Trust
  Series 1997-4, Class A7
     6.630%                        09/15/16           945             944,295
Indymac Home Equity Loan Asset-Backed
  Trust Series 2001-B, Class AF5
     7.005%                        04/25/31           125             125,060
Volkswagen Auto Lease Trust Series 2002-A,
  Class A4
     2.750%                        12/20/07           490             494,916
                                                                  -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $7,253,827)                                                 7,355,074
                                                                  -----------


COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.1%
CS First Boston Mortgage Securities Corp.
  Series 1998-C1, Class AX IO
     1.024%                        05/17/40       $ 9,787         $   442,968
Federal Home Loan Mortgage Corp.
  Series 150, Class IO
     7.500%                        07/01/23           162              30,564
Federal Home Loan Mortgage Corp.
  Series 202, Class IO
     6.500%                        04/01/29           327              55,156
Federal National Mortgage Association
  Grantor Trust Series 2002-T3, Class B
     5.763%                        12/25/11         2,000           2,163,547
Federal National Mortgage Association
  Grantor Trust Series 2002-T11, Class IO
     0.746%                        04/25/12        34,203           1,812,771
Federal National Mortgage Association
  Series 1997-20, Class IO
     1.840%                        03/25/27         2,165             152,137
Federal National Mortgage Association
  Series 1998-T1, Class A
    10.341%                        12/28/28           221             245,638
Federal National Mortgage Association
  Series 2000-M1, Class B
     7.377%                        11/17/18         1,500           1,704,617
Federal National Mortgage Association
  Series 2001-T2, Class A
     5.780%                        11/25/10         2,333           2,511,969
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                        11/25/17         1,200           1,184,142
Federal National Mortgage Association
  Series 2003-W6, Class 2A2
     3.110%                        09/25/42         1,500           1,501,908
Government National Mortgage Association
  Series 2001-12, Class A
     5.430%                        01/16/15         1,216           1,284,077
Government National Mortgage Association
  Series 2002-28, Class A
     4.776%                        02/16/18           724             758,464
Government National Mortgage Association
  Series 2003-5, Class A
     3.202%                        04/16/19         2,391           2,411,450
J.P. Morgan Commercial Mortgage Finance
  Corp. Series 1999-C7, Class X IO
     0.659%                        10/15/35        31,899             830,631
LB-UBS Commercial Mortgage Trust
  Series 2003-C1, Class A4
     4.394%                        03/17/32         1,000             971,832
LB-UBS Commercial Mortgage Trust
  Series 2003-C8, Class A3
     4.830%                        11/15/27         2,000           2,035,167
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                        06/15/28         1,766             203,136
Structured Asset Securities Corp.
  Series 2003-28XS, Class A3
     4.060%                        09/25/33         1,624           1,635,419
                                                                  -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $22,127,654)                                               21,935,593
                                                                  -----------


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)            VALUE+
------                             --------       -------        ------------

MORTGAGE-BACKED SECURITIES -- 2.0%
Federal Home Loan Mortgage Corp.
  Pool #865008
     5.970%                        02/01/18       $     9         $     9,517
Federal National Mortgage Association
  Pool #8217
    11.000%                        12/01/15           267             298,564
Government National Mortgage Association
  Pool #8720
     5.625%                        10/20/25            34              35,245
Government National Mortgage Association
  Pool #162989
     9.000%                        05/15/16             2               1,797
Government National Mortgage Association
  Pool #227125
     9.000%                        07/15/17            13              14,574
Government National Mortgage Association
  Pool #346458
     8.000%                        03/15/23            37              40,149
Government National Mortgage Association
  Pool #352110
     7.000%                        08/15/23           326             349,692
Government National Mortgage Association
  Pool #442138
     8.000%                        11/15/26           348             380,465
Government National Mortgage Association
  Pool #780389
     9.000%                        08/15/09           560             611,759
                                                                  -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $1,627,751)                                                 1,741,762
                                                                  -----------
U.S. TREASURY OBLIGATIONS -- 20.4%
U.S. TREASURY BONDS -- 4.6%
     5.500%                        08/15/28         3,825           3,985,325
                                                                  -----------
U.S. TREASURY NOTES -- 8.9%
     5.750% a                      11/15/05         1,230           1,321,002
     7.000%                        07/15/06         4,400           4,929,892
     6.500%                        10/15/06         1,390           1,548,710
                                                                  -----------
                                                                    7,799,604
                                                                  -----------
U.S. TREASURY STRIPS -- 6.9%
     0.000%                        11/15/09         7,500           6,036,877
                                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $17,789,044)                                               17,821,806
                                                                  -----------



                                                  SHARES             VALUE+
                                                ---------          ----------


TEMPORARY INVESTMENTS -- 5.3%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio                 2,246,567         $ 2,246,567
J.P. Morgan Institutional Prime
  Money Market Portfolio                        2,322,086           2,322,086
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $4,568,653)                                                 4,568,653
                                                                  -----------


COUPON                                              PAR
 RATE                              MATURITY        (000)
------                             --------       -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 10.5%
REPURCHASE AGREEMENTS -- 2.3%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03,
  proceeds at maturity $1,975,440
  (Collateralized by $2,423,645
  FHLMC, FNMA and GNMA 1.450%
  to  6.000%, due from 11/01/17  to
  12/01/33. The market value is
  $2,034,627.)                     01/02/04       $ 1,975           1,975,330
                                                                  -----------
TIME DEPOSITS -- 8.2%
Canadian Imperial Bank
     0.938%                        01/02/04         2,387           2,387,027
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04         4,774           4,774,055
                                                                  -----------
                                                                    7,161,082
                                                                  -----------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $9,136,412)                                                 9,136,412
                                                                  -----------
TOTAL INVESTMENTS -- 109.7%
  (Cost $94,599,531)                                               95,763,018
                                                                  -----------
OTHER ASSETS AND LIABILITIES -- (9.7%)
Interest receivable and other assets                                  884,672
Receivable for capital stock sold                                      49,332
Payable upon return of collateral on securities loaned             (9,136,412)
Payable for capital stock redeemed                                   (180,195)
Dividends payable                                                     (18,169)
Accrued expenses                                                      (49,000)
                                                                  -----------
                                                                   (8,449,772)
                                                                  -----------

NET ASSETS -- 100.0%
Applicable to 3,864,194
  Institutional Shares, 1,028,157
  N Shares, 139,824 A Shares, and
  67,373 B Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                           $87,313,246
                                                                  ===========


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($66,161,771/3,864,194)                                              $17.12
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($17,603,917/1,028,157)                            $17.12
                                                                       ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($2,394,041/139,824)                               $17.12
                                                                       ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($17.12/0.965) (NOTE 5)                                  $17.74
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($1,153,517/67,373)                                      $17.12
                                                                       ======

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                          $94,599,531
                                                                   ===========
    Gross Appreciation                                             $ 1,963,075
    Gross Depreciation                                                (799,588)
                                                                   -----------
    Net Appreciation                                               $ 1,163,487
                                                                   ===========


+  See Note 2a to the Financial Statements.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $8,973,250, and the market value of the collateral held by the portfolio is $9,136,412.
IO -- Interest  Only Security.
PO -- Principal Only Security.


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)             VALUE+
------                             --------       -------         -----------

CORPORATE BONDS -- 95.5%
CABLE & MEDIA -- 3.4%
EchoStar DBS Corp. Series 144A
     6.375%                        10/01/11       $   500         $   515,000
Gray Television, Inc.
     9.250%                        12/15/11           500             560,000
Lin Television Corp. Series 144A
     6.500%                        05/15/13           550             553,437
Sinclair Broadcast Group
     8.000%                        03/15/12           500             542,500
                                                                  -----------
                                                                    2,170,937
                                                                  -----------
CONSUMER CYCLICAL -- 6.6%
Argosy Gaming Co.
     9.000%                        09/01/11           500             556,250
Ingles Markets, Inc.
     8.875%                        12/01/11           575             580,750
Intrawest Corp. Series 144A
     7.500%                        10/15/13           550             574,750
J.C. Penney Co., Inc.
     9.000%                        08/01/12           500             600,625
MGM Mirage, Inc.
     9.750%                        06/01/07           525             601,125
Park Place Entertainment Corp.
     8.125%                        05/15/11           450             506,812
Penn National Gaming, Inc. Series 144A
     6.875%                        12/01/11           500             497,500
Smithfield Foods, Inc. Series B
     7.750%                        05/15/13           207             216,315
                                                                  -----------
                                                                    4,134,127
                                                                  -----------
CONSUMER - NON-CYCLICAL -- 17.2%
Aviall, Inc.
     7.625%                        07/01/11           165             172,837
Bluegreen Corp.
    10.500%                        04/01/08           335             343,375
Boyd Gaming Corp.
     7.750%                        12/15/12           350             376,250
Central Garden & Pet Co.
     9.125%                        02/01/13           500             557,500
Constellation Brands, Inc. Series B
     8.125%                        01/15/12           440             484,000
Corus Entertainment, Inc.
     8.750%                        03/01/12           250             276,250
Extended Stay America, Inc.
     9.875%                        06/15/11           475             534,375
Gaylord Entertainment Co. Series 144A
     8.000%                        11/15/13           165             174,900
Host Marriott L.P. Series I
     9.500%                        01/15/07           625             698,437
Jacuzzi Brands, Inc. Series 144A
     9.625%                        07/01/10           500             552,500
Mandalay Resort Group Series 144A
     6.375%                        12/15/11           500             516,250
O'Charley's, Inc. Series 144A
     9.000%                        11/01/13           575             580,750
Payless Shoesource, Inc.
     8.250%                        08/01/13           525             507,938


COUPON                                              PAR
 RATE                              MATURITY        (000)             VALUE+
------                             --------       -------         -----------

CORPORATE BONDS (CONTINUED)
CONSUMER - NON-CYCLICAL (CONTINUED)
Perry Ellis International, Inc. Series 144A
     8.875%                        09/15/13       $   575         $   608,063
Phillips Van-Heusen Corp.
     8.125%                        05/01/13           575             613,813
Playtex Products, Inc.
     9.375%                        06/01/11           350             355,250
Potlatch Corp.
    10.000%                        07/15/11           575             644,000
PPC Escrow Corp. Series 144A
     9.250%                        11/15/13           500             520,000
Rayovac Corp.
     8.500%                        10/01/13           500             532,500
Scotts Co. Series 144A
     6.625%                        11/15/13           300             309,750
Unifi, Inc. Series B
     6.500%                        02/01/08           440             393,250
Warnaco, Inc. Series 144A
     8.875%                        06/15/13           550             569,250
Winn-Dixie Stores, Inc.
     8.875%                        04/01/08           500             510,000
                                                                  -----------
                                                                   10,831,238
                                                                  -----------
ENERGY -- 4.4%
Chesapeake Energy Corp.
     7.750%                        01/15/15           500             545,000
Compton Petroleum Corp.
     9.900%                        05/15/09           500             547,500
Energy Partners, Ltd.
     8.750%                        08/01/10           310             323,950
Gulfterra Energy Partners
    10.625%                        12/01/12           251             312,495
Houston Exploration Co. Series 144A
     7.000%                        06/15/13           510             529,125
Pogo Producing Co. Series B
     8.250%                        04/15/11           200             224,000
Westport Resources Corp. Series 144A
     8.250%                        11/01/11           250             276,250
                                                                  -----------
                                                                    2,758,320
                                                                  -----------
FINANCE -- 3.3%
Alimentation Couche-Tard, Inc.
  Series 144A
     7.500%                        12/15/13           205             215,763
Corrections Corp. of  America
     7.500%                        05/01/11           140             147,700
Corrections Corp. of America Series 144A
     7.500%                        05/01/11           360             379,800
LNR Property Corp.
     7.625%                        07/15/13           550             581,625
Sovereign Bancorp, Inc.
    10.500%                        11/15/06           660             781,275
                                                                  -----------
                                                                    2,106,163
                                                                  -----------
HEALTHCARE -- 7.9%
Alpharma, Inc. Series 144A
     8.625%                        05/01/11           525             534,188
Biovail Corp.
     7.875%                        04/01/10           500             512,500


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)             VALUE+
------                             --------       -------         -----------

CORPORATE BONDS (CONTINUED)
HEALTHCARE (CONTINUED)
Rotech Healthcare, Inc.
     9.500%                        04/01/12       $   425         $   446,250
Select Medical Corp.
     7.500%                        08/01/13           310             330,150
Senior Housing Properties Trust
     7.875%                        04/15/15           600             633,000
Tenet Healthcare Corp.
     7.375%                        02/01/13           575             580,750
US Oncology, Inc.
     9.625%                        02/01/12           500             551,250
Valeant Pharmaceuticals International
  Series 144A
     7.000%                        12/15/11           245             253,575
Ventas Realty L.P. / Ventas Capital Corp.
     9.000%                        05/01/12           525             585,375
Vicar Operating, Inc.
     9.875%                        12/01/09           500             557,500
                                                                  -----------
                                                                    4,984,538
                                                                  -----------
INDUSTRIAL - CYCLICAL -- 17.4%
Apogent Technologies, Inc.
     6.500%                        05/15/13           230             240,925
Ball Corp.
     6.875%                        12/15/12           500             525,000
Cummins, Inc. Series 144A
     9.500%                        12/01/10           530             612,150
Forest City Enterprises, Inc.
     7.625%                        06/01/15           325             346,531
Georgia-Pacific Corp.
     9.375%                        02/01/13           625             721,875
Hollinger International Publishing Corp.
     9.000%                        12/15/10           575             613,812
Iron Mountain, Inc.
     7.750%                        01/15/15           375             394,687
     6.625%                        01/01/16           250             244,375
JLG Industries, Inc.
     8.375%                        06/15/12           510             528,488
Lear Corp. Series B
     8.110%                        05/15/09           250             295,313
Lyondell Chemical Co.
    10.500%                        06/01/13           575             629,625
Marsh Supermarket, Inc. Series B
     8.875%                        08/01/07           575             546,250
Navistar International Series B
     8.000%                        02/01/08           500             516,250
Oxford Industries, Inc. Series 144A
     8.875%                        06/01/11           500             549,375
Paramount Resources, Ltd.
     7.875%                        11/01/10           500             500,000
Rent-A-Center, Inc. Series B
     7.500%                        05/01/10           375             397,500
Royal Caribbean Cruises, Ltd.
     8.000%                        05/15/10           500             547,500
Speedway Motorsports, Inc.
     6.750%                        06/01/13           100             103,750
Tembec Industries, Inc.
     8.500%                        02/01/11           625             650,000


COUPON                                              PAR
 RATE                              MATURITY        (000)             VALUE+
------                             --------       -------         -----------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL - CYCLICAL (CONTINUED)
Texas Industries, Inc.
    10.250%                        06/15/11       $   510         $   578,850
United Rentals N.A., Inc. Series 144A
     7.750%                        11/15/13           575             590,094
United States Steel Corp.
     9.750%                        05/15/10           560             632,800
Wolverine Tube, Inc.
    10.500%                        04/01/09           166             170,150
                                                                  -----------
                                                                   10,935,300
                                                                  -----------
INDUSTRIAL - NON-CYCLICAL & SERVICES -- 35.3%
Abitibi Consolidated, Inc.
     8.550%                        08/01/10           500             557,650
Allied Waste N.A., Inc. Series B
    10.000%                        08/01/09           500             542,500
Alltrista Corp.
     9.750%                        05/01/12           575             635,375
Bowater, Inc.
     6.500%                        06/15/13           650             631,922
Cascades, Inc.
     7.250%                        02/15/13           525             556,500
CP Ships, Ltd.
    10.375%                        07/15/12           315             366,975
Crescent Real Estate Equities L.P.
     9.250%                        04/15/09           575             635,375
D.R. Horton, Inc.
     6.875%                        05/01/13           375             401,250
Dana Corp.
     9.000%                        08/15/11           500             605,000
Del Monte Corp.
     8.625%                        12/15/12           650             715,000
Felcor Lodging L.P.
    10.000%                        09/15/08           625             678,125
Fisher Scientific International, Inc.
     8.000%                        09/01/13           250             269,375
GenCorp, Inc. Series 144A
     9.500%                        08/15/13           500             521,250
General Motors Corp.
     7.125%                        07/15/13           490             538,309
Greif, Inc.
     8.875%                        08/01/12           575             635,375
GulfMark Offshore, Inc.
     8.750%                        06/01/08           500             520,000
Imax Corp. Series 144A
     9.625%                        12/01/10           250             264,062
IPSCO, Inc.
     8.750%                        06/01/13           500             555,000
Jefferson Smurfit Corp.
     7.500%                        06/01/13           560             588,000
KB Home
     9.500%                        02/15/11           500             560,000
L-3 Communications Corp.
     6.125%                        07/15/13           325             329,062
Longview Fibre Co.
    10.000%                        01/15/09           575             633,938
Manitowoc Co., Inc.
     7.125%                        11/01/13           330             342,787


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                              PAR
 RATE                              MATURITY        (000)             VALUE+
------                             --------       -------         -----------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL - NON-CYCLICAL & SERVICES (CONTINUED)
Mobile Mini, Inc.
     9.500%                        07/01/13       $   500         $   552,500
NCI Building Systems, Inc. Series B
     9.250%                        05/01/09           330             348,975
Norske Skog Canada, Ltd.
     8.625%                        06/15/11           575             606,625
Omi Corp. Series 144A
     7.625%                        12/01/13           500             506,875
Overseas Shipholding Group
     8.250%                        03/15/13           625             672,656
Pope & Talbot, Inc.
     8.375%                        06/01/13           500             501,250
Premcor Refining Group Series 144A
     6.750%                        02/01/11           330             335,775
     7.750%                        02/01/12            80              82,800
Prime Hospitality Corp. Series B
     8.375%                        05/01/12           955             990,813
R.H. Donnelley Finance Corp. I Series 144A
     8.875%                        12/15/10           175             197,750
    10.875%                        12/15/12           425             506,281
Russell Corp.
     9.250%                        05/01/10           525             546,656
Standard Pacific Corp.
     8.500%                        04/01/09           250             261,250
Star Gas Partners L.P.
    10.250%                        02/15/13           520             569,400
Steel Dynamics, Inc.
     9.500%                        03/15/09           510             568,650
Steinway Musical Instruments, Inc.
     8.750%                        04/15/11           525             559,125
Suburban Propane Partners Series 144A
     6.875%                        12/15/13           245             248,675
Terex Corp. Series 144A
     7.375%                        01/15/14           575             590,813
Thomas & Betts Corp.
     7.250%                        06/01/13           530             548,550
Tom Brown, Inc. Series Unit
     7.250%                        09/15/13           175             185,938
URS Corp.
    11.500%                        09/15/09           425             482,906
Westinghouse Air Brake Technologies Corp.
  Series 144A
     6.875%                        07/31/13           250             260,313
                                                                  -----------
                                                                   22,207,406
                                                                  -----------
TOTAL CORPORATE BONDS
  (Cost $57,632,859)                                               60,128,029
                                                                  -----------


                                                 SHARES             VALUE+
                                                ---------         -----------

TEMPORARY INVESTMENTS -- 2.8%
AIM Short-Term Investment Co.
  Liquid Assets Prime Portfolio                   679,497         $   679,497
Dreyfus Cash Management Plus #719               1,062,703           1,062,703
                                                                  -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,742,200)                                                 1,742,200
                                                                  -----------
TOTAL INVESTMENTS -- 98.3%
  (Cost $59,375,059)                                               61,870,229
                                                                  -----------
OTHER ASSETS AND LIABILITIES -- 1.7%
Interest receivable and other assets                                1,109,184
Receivable for capital stock sold                                      26,000
Payable for capital stock redeemed                                    (35,642)
Dividends payable                                                     (17,370)
Accrued expenses                                                      (26,153)
                                                                  -----------
                                                                    1,056,019
                                                                  -----------

NET ASSETS -- 100.0%
Applicable to 4,903,227 Institutional
  Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                           $62,926,248
                                                                  ===========

NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($62,926,248/4,903,227)                                        $12.83
                                                                       ======

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $59,375,059
                                                                  ===========
    Gross Appreciation                                            $ 2,568,060
    Gross Depreciation                                                (72,890)
                                                                  -----------
    Net Appreciation                                              $ 2,495,170
                                                                  ===========

+  See Note 2a to the Financial Statements.

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS -- 100.2%
ALABAMA -- 1.7%
Alabama Drinking Water Finance Authority
  Revenue Bonds (Revolving Fund Loan)
  Series A
     5.000%                        08/15/14       $ 3,145        $  3,447,486
Marshall County, Alabama, Health Care
  Authority Revenue Bonds Series A
     6.250%                        01/01/22           770             820,058
                                                                 ------------
                                                                    4,267,544
                                                                 ------------
ARIZONA -- 8.8%
Glendale, Arizona, Water & Sewer
  Revenue Bonds
     5.500%                        07/01/08         2,700           3,051,513
     5.500%                        07/01/09         5,000           5,728,650
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
     6.250%                        07/01/16         4,945           6,011,439
Phoenix, Arizona, Civic Plaza Building
  Corporate Excise Tax Revenue Bonds
     6.000%                        07/01/12         1,000           1,071,050
Surprise, Arizona, Municipal Property
  Corporate Excise Tax Revenue Bonds
     5.375%                        07/01/14         1,000           1,119,720
University of Arizona Certificates of
  Participation Series A
     4.125%                        06/01/07           750             803,445
     5.250%                        06/01/10         3,505           4,002,850
                                                                 ------------
                                                                   21,788,667
                                                                 ------------
ARKANSAS -- 1.9%
Little Rock, Arkansas, Capital Improvement
  General Obligation Bonds
     4.000%                        04/01/11         1,000           1,059,230
     4.000%                        04/01/12         1,000           1,043,480
     4.000%                        04/01/14         2,500           2,593,575
                                                                 ------------
                                                                    4,696,285
                                                                 ------------
CALIFORNIA -- 12.9%
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series A
     5.000%                        05/01/08         2,500           2,774,875
     5.500%                        05/01/08         2,500           2,772,725
     5.750%                        05/01/17         5,000           5,529,950
Los Angeles County, California, Unified
  School District General Obligation
  Bonds
     5.500%                        07/01/12         5,000           5,796,350
Sacramento County, California, Sanitation
  District Financing Authority Revenue
  Bonds Series A
     6.000%                        12/01/20         3,450           3,733,107
University of California Revenue Bonds
  Series A
     5.000%                        05/15/12        10,000          11,206,200
                                                                 ------------
                                                                   31,813,207
                                                                 ------------


ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
CONNECTICUT -- 1.2%
New Haven, Connecticut, General
  Obligation Bonds Series B
     5.500%                        11/01/12       $ 2,550        $  2,968,812

DELAWARE -- 0.5%
Delaware River & Bay Authority Revenue
  Bonds Series A
     5.700%                        01/01/19         1,000           1,125,430

FLORIDA -- 0.9%
Jacksonville, Florida, Electric Authority
  Electric Systems Revenue Bonds
  Series 3A
     5.800%                        10/01/18         1,080           1,152,641
Miami-Dade County, Florida, Educational
  Facilities Authority Revenue Bonds
  Series A
     5.750%                        04/01/14         1,000           1,157,420
                                                                 ------------
                                                                    2,310,061
                                                                 ------------
GEORGIA -- 3.0%
College Park, Georgia, Business &
  Industrial Development Authority
  Revenue Bonds (Civic Center Project)
     5.500%                        09/01/09         1,855           2,130,783
Fayette County, Georgia, Public Facilities
  Authority Criminal Justice Center
  Revenue Bonds
     6.000%                        06/01/16         1,500           1,797,945
     6.250%                        06/01/17         1,000           1,213,210
Forsyth County, Georgia, Water & Sewer
  Authority Revenue Bonds
     6.250%                        04/01/18         1,000           1,208,340
Municipal Electric Authority, Georgia
  Revenue Bonds (Project One)
     5.000%                        01/01/26         1,000           1,104,160
                                                                 ------------
                                                                    7,454,438
                                                                 ------------
ILLINOIS -- 7.5%
Chicago, Illinois, General Obligation
  Bonds (Neighborhoods Alive 21)
     6.125%                        01/01/22         2,265           2,636,868
Cook County, Illinois, Glencoe School
  District No. 035 General Obligation
  Bonds
     5.750%                        12/01/16         1,210           1,395,662
Illinois Educational Facilities Authority
  Revenue Bonds (University of Chicago)
  Series A
     5.250%                        07/01/22         3,000           3,203,190
Illinois Health Facilities Authority Revenue
  Bonds (Advocate Health Care Network)
     6.250%                        11/15/14         2,500           2,794,600
     6.375%                        11/15/15         1,580           1,755,017
Illinois Health Facilities Authority Revenue
  Bonds (Elmhurst Memorial Healthcare)
     6.250%                        01/01/17         5,000           5,629,050


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois State Sales Tax Revenue Bonds
  Series V
     6.375%                        06/15/20       $ 1,000        $  1,092,480
                                                                 ------------
                                                                   18,506,867
                                                                 ------------
INDIANA -- 3.3%
Anderson, Indiana, Economic
  Development Revenue Bonds
  (Anderson University Project)
     5.000%                        10/01/07         1,010           1,060,409
     5.000%                        10/01/08         1,015           1,064,481
Indiana Bond Bank Revenue Bonds
  (Guarantee State Revolving Fund)
     6.000%                        02/01/16         2,205           2,256,024
Indiana University Revenue Bonds
  (Student Fee) Series M
     6.000%                        08/01/14         3,170           3,711,468
                                                                 ------------
                                                                    8,092,382
                                                                 ------------
KANSAS -- 0.9%
Kansas State Development Finance
  Authority Public Water Supply Revenue
  Bonds
     5.200%                        04/01/12         1,000           1,110,040
Olathe, Kansas, Health Facilities Revenue
  Bonds (Olathe Medical Center Project)
  Series A
     5.375%                        09/01/08         1,000           1,121,300
                                                                 ------------
                                                                    2,231,340
                                                                 ------------
KENTUCKY -- 0.3%
Hartford County, Kentucky, School District
  Financial Corp. School Building
  Revenue Bonds
     5.700%                        06/01/20           550             613,530
                                                                 ------------
MASSACHUSETTS -- 7.6%
Lowell, Massachusetts, General
  Obligation Bonds
     6.000%                        02/15/14         1,160           1,372,524
     6.000%                        02/15/15         1,070           1,263,402
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  Series C
     6.000%                        07/01/16         1,000           1,117,820
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  Series D
     5.750%                        07/01/24         1,500           1,564,320
Massachusetts State General Obligation
  Bonds Series B
     6.000%                        06/01/15         2,000           2,374,000
     6.000%                        06/01/16         5,000           5,935,000
Massachusetts State General Obligation
  Bonds Series C
     5.375%                        12/01/15           425             493,914


ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
     6.000%                        10/01/14       $ 1,000        $  1,183,970
     6.000%                        10/01/15         2,000           2,363,260
Sterling, Massachusetts, General
  Obligation Bonds
     6.000%                        02/15/18         1,000           1,167,890
                                                                 ------------
                                                                   18,836,100
                                                                 ------------
MICHIGAN -- 4.6%
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series A
     5.000%                        11/01/04           380             387,926
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series B
     5.000%                        11/01/04           480             488,597
Michigan State Hospital Finance Authority
  Revenue Bonds (Ascension Health
  Credit) Series A
     5.300%                        11/15/33         2,500           2,724,375
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
     5.000%                        05/15/12         2,380           2,400,492
Rochester, Michigan, Community School
  District General Obligation Bonds
  Series I
     5.500%                        05/01/07         1,240           1,376,983
Saline, Michigan, Area Schools General
  Obligation Bonds Series A
     5.750%                        05/01/16         2,000           2,347,060
Walled Lake, Michigan, Consolidated
  School District General Obligation Bonds
     5.750%                        05/01/14         1,290           1,488,763
                                                                 ------------
                                                                   11,214,196
                                                                 ------------
MINNESOTA -- 1.0%
St. Cloud, Minnesota, Health Care
  Revenue Bonds (St. Cloud Hospital
  Obligation Group A)
     5.250%                        05/01/05         1,080           1,134,734
     5.500%                        05/01/15         1,080           1,220,616
                                                                 ------------
                                                                    2,355,350
                                                                 ------------
MISSISSIPPI -- 0.4%
Mississippi State General Obligation
  Bonds
     5.000%                        06/01/05         1,000           1,051,830
                                                                 ------------
MISSOURI -- 2.9%
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (St. Anthony's Medical Center)
     6.000%                        12/01/06         1,445           1,587,853
     6.250%                        12/01/08           750             844,673
     6.250%                        12/01/09         1,725           1,962,136


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
MISSOURI (CONTINUED)
St. Louis County,  Missouri, Pattonville
  R-3 School District General Obligation
  Bonds
     5.500%                        03/01/12       $ 1,240        $  1,408,280
     5.750%                        03/01/17           450             516,492
     5.750%                        03/01/18           655             749,418
                                                                 ------------
                                                                    7,068,852
                                                                 ------------
NEBRASKA -- 0.4%
University of Nebraska, Lincoln, Student
  Fees & Facilities Revenue Bonds
  Series B
     4.000%                        07/01/10         1,000           1,063,390
                                                                 ------------
NEW HAMPSHIRE -- 1.7%
Nashua, New Hampshire, Capital
  Improvements General Obligation Bonds
  Series A
     5.500%                        07/15/16         1,155           1,309,423
     5.500%                        07/15/18         1,500           1,676,085
New Hampshire State Health &
  Educational Facilities Revenue Bonds
  (Concord Hospital)
     5.500%                        10/01/21         1,000           1,091,600
                                                                 ------------
                                                                    4,077,108
                                                                 ------------
NEW JERSEY -- 3.8%
Essex County, New Jersey, Improvement
  Authority Lease Revenue General
  Obligation Bonds (County Correctional
  Facilities Project)
     5.750%                        10/01/13         2,000           2,338,420
New Jersey State Transportation Trust
  Fund Revenue Bonds (Transit Systems)
  Series A
     5.125%                        06/15/08         2,000           2,244,420
New Jersey State Transportation Trust
  Fund Revenue Bonds (Transit Systems)
  Series B
     6.000%                        12/15/18         4,000           4,826,600
                                                                 ------------
                                                                    9,409,440
                                                                 ------------
NEW YORK -- 8.6%
New York Metropolitan Transportation
  Authority Dedicated Tax Fund Revenue
  Bonds Series A
     6.125%                        04/01/16         3,000           3,587,850
     6.125%                        04/01/17         2,000           2,391,900
New York State Environmental Facilities
  Corp. State Clean Water & Drinking
  Revolving Funds Revenue Bonds
  Series B
     5.875%                        01/15/17#          600             710,826
New York State Environmental Facilities
  Corp. State Clean Water & Drinking
  Revolving Funds Revenue Bonds
  Series B
     5.875%                        01/15/17           400             456,928


ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Thruway Authority
  Highway & Bridge Trust Fund Revenue
  Bonds Series A
     6.000%                        04/01/14       $ 1,000        $  1,197,280
     6.000%                        04/01/15         1,000           1,177,720
     6.000%                        04/01/16         1,000           1,197,280
New York State Thruway Authority Service
  Contract Revenue Bonds (Local
  Highway & Bridge) Series A
     5.000%                        03/15/09         3,000           3,315,210
Suffolk County, New York, Longwood
  Central School District General
  Obligation Bonds
     5.625%                        06/15/08         1,080           1,232,258
     5.625%                        06/15/09         1,580           1,825,374
     5.700%                        06/15/14         1,670           1,975,944
     5.700%                        06/15/15         1,895           2,242,164
                                                                 ------------
                                                                   21,310,734
                                                                 ------------
NORTH CAROLINA -- 0.5%
Charlotte, North Carolina, Storm Water Fee
  Revenue Bonds
     5.650%                        06/01/14         1,000           1,178,200
                                                                 ------------
OHIO -- 14.2%
Cuyahoga County, Ohio, General
  Obligation Bonds
     5.750%                        12/01/15         4,000           4,619,080
Cuyahoga County, Ohio, Hospital Revenue
  Improvement Bonds (Metrohealth
  System Project) Series A
     5.500%                        02/15/12         1,000           1,150,750
     6.150%                        02/15/29         5,000           5,221,400
Franklin County, Ohio, Development
  Revenue Bonds (American Chemical
  Society Project)
     5.500%                        10/01/12         4,600           5,096,616
Franklin County, Ohio, Revenue Bonds
  (Online Computer Library Center)
     5.000%                        04/15/11         1,000           1,088,180
Hamilton County, Ohio, Sales Tax Revenue
  Bonds Subseries B
     5.750%                        12/01/17         4,000           4,608,400
Ohio State Higher Educational Facility
  Revenue Bonds (John Carroll University
  Project)
     4.750%                        11/15/11           500             545,825
Ohio State University General Receipts
  Revenue Bonds Series A
     6.000%                        12/01/17         1,000           1,169,540
Plain, Ohio, Local School District General
  Obligation Bonds
     6.000%                        12/01/20#        4,070           4,875,005
Plain, Ohio, Local School District General
  Obligation Bonds
     6.000%                        12/01/20           930           1,085,719


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Toledo, Ohio, City School District School
  Facilities Improvements General
  Obligation Bonds Series B
     5.000%                        12/01/22       $ 3,755        $  3,946,430
University of Akron General Receipts
  Revenue Bonds
     5.750%                        01/01/12         1,295           1,483,539
                                                                 ------------
                                                                   34,890,484
                                                                 ------------
PENNSYLVANIA -- 3.7%
Delaware River Port Authority of
  Pennsylvania & New Jersey Revenue
  Bonds
     5.750%                        01/01/15         1,000           1,150,250
     6.000%                        01/01/17         5,500           6,394,685
Pottsville, Pennsylvania, Hospital Authority
  Revenue Bonds (Ascension Health
  Credit) Series A
     5.200%                        11/15/09         1,335           1,509,271
                                                                 ------------
                                                                    9,054,206
                                                                 ------------
PUERTO RICO -- 4.2%
Puerto Rico Housing Finance Authority
  Revenue Bonds (Capital Fund Program)
     5.000%                        12/01/12         2,500           2,776,575
     5.000%                        12/01/16         5,000           5,413,850
Puerto Rico Municipal Finance Agency
  Revenue Bonds Series A
     6.000%                        08/01/16         1,000           1,175,330
Puerto Rico Public Buildings Authority
  Government Facilities Revenue Bonds
  Series D
     5.375%                        07/01/14#          825             956,761
                                                                 ------------
                                                                   10,322,516
                                                                 ------------
RHODE ISLAND -- 0.5%
Rhode Island Economic Development
  Corp. Grant Anticipation Revenue Bonds
  (Rhode Island Department of
  Transportation) Series A
     5.250%                        06/15/11         1,000           1,137,610
                                                                 ------------
TEXAS -- 0.9%
North Texas Tollway Authority, Dallas
  North Tollway System Revenue Bonds
  Series C
     5.000%                        07/01/08         1,000           1,107,260
Texas Technical University Financing
  Systems Revenue Bonds Series 7
     5.500%                        08/15/15         1,000           1,133,300
                                                                 ------------
                                                                    2,240,560
                                                                 ------------


ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
VIRGINIA -- 1.0%
Norfolk, Virginia, Water System Revenue
  Bonds
     5.875%                        11/01/15       $ 2,300        $  2,518,063
                                                                 ------------
WASHINGTON -- 1.3%
Snohomish County, Washington, School
  District No. 201 General Obligation
  Bonds
     5.625%                        12/01/07         2,000           2,253,200
Washington State General Obligation
  Bonds Series A
     6.000%                        09/01/15         1,000           1,032,440
                                                                 ------------
                                                                    3,285,640
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $224,200,497)                                             246,882,842
                                                                 ------------


                                                 SHARES
                                                ---------
TEMPORARY INVESTMENTS -- 0.9%
AIM Tax-Free Investment Co.
  Cash Reserve Portfolio                          886,417             886,417
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio             1,296,325           1,296,325
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,182,742)                                                 2,182,742
                                                                 ------------
TOTAL INVESTMENTS -- 101.1%
  (Cost $226,383,239)                                             249,065,584
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- (1.1%)
Interest receivable and other assets                                3,031,945
Receivable for capital stock sold                                      30,000
Payable for securities purchased                                   (4,587,665)
Payable for capital stock redeemed                                   (209,388)
Dividends payable                                                    (771,299)
Accrued expenses                                                      (99,929)
                                                                 ------------
                                                                   (2,606,336)
                                                                 ------------

NET ASSETS -- 100.0%
Applicable to 20,450,210 Institutional Shares,
  635,394 N Shares, 181,961 A Shares, and
  63,543 B Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                          $246,459,248
                                                                 ============


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($236,281,558/20,450,210)                                            $11.55
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($7,341,137/635,394)                               $11.55
                                                                       ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($2,102,397/181,961)                               $11.55
                                                                       ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($11.55/0.965) (NOTE 5)                                  $11.97
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($734,156/63,543)                                        $11.55
                                                                       ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                        $226,383,239
                                                                 ============
    Gross Appreciation                                           $ 22,682,345
    Gross Depreciation                                                     --
                                                                 ------------
    Net Appreciation                                             $ 22,682,345
                                                                 ============

+  See Note 2a to the Financial Statements.
# These securities are subject to a demand feature which reduces the remaining maturity.


                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS -- 98.4%
ALABAMA -- 0.5%
University of Alabama Hospital Revenue
  Bonds Series A
     5.625%                        09/01/16       $   500        $    565,565
                                                                 ------------
ARIZONA -- 2.1%
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
     6.250%                        07/01/16#        2,000           2,431,320
                                                                 ------------
CALIFORNIA -- 2.2%
California State Department Water
  Reserve Power Supply Revenue Bonds
  Series A
     5.375%                        05/01/22         2,500           2,603,000
                                                                 ------------
COLORADO -- 6.7%
Colorado Water Reserve Power
  Development Authority, Clean Water
  Revenue Bonds Series A
     6.250%                        09/01/16         1,000           1,193,310
Pueblo, Colorado, Board of Waterworks
  Water Improvement Revenue Bonds
  Series A
     6.000%                        11/01/17         2,370           2,787,831
Pueblo County, Colorado, School District
  No. 070 Pueblo Rural General Obligation
  Bonds
     6.000%                        12/01/18         3,170           3,756,165
                                                                 ------------
                                                                    7,737,306
                                                                 ------------
DELAWARE -- 0.7%
Delaware River & Bay Authority Revenue
  Bonds Series A
     5.750%                        01/01/29           750             837,045
                                                                 ------------
FLORIDA -- 1.0%
Miami-Dade County, Florida, Expressway
  Authority Toll System Revenue Bonds
     6.000%                        07/01/14         1,000           1,179,980
                                                                 ------------
GEORGIA -- 3.0%
Chatham County, Georgia, Hospital
  Authority Revenue Bonds (Memorial
  Health Medical Center) Series A
     6.125%                        01/01/24         1,025           1,083,620
Forsyth County, Georgia, School District
  General Obligation Bonds
     6.000%                        02/01/14         1,000           1,175,280
     6.000%                        02/01/15         1,000           1,173,460
                                                                 ------------
                                                                    3,432,360
                                                                 ------------
ILLINOIS -- 10.9%
Chicago, Illinois, General Obligation Bonds
  (Neighborhoods Alive 21)
     6.125%                        01/01/22         2,000           2,328,360
Chicago, Illinois, General Obligation Bonds
  Series A
     6.000%                        01/01/19         1,835           2,140,509
     6.000%                        01/01/20         1,000           1,163,300


ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Health Facilities Authority Revenue
  Bonds (Elmhurst Memorial Healthcare)
     5.500%                        01/01/22       $ 1,000        $  1,037,300
Illinois State General Obligation Bonds
     6.125%                        01/01/16         5,000           5,928,550
                                                                 ------------
                                                                   12,598,019
                                                                 ------------
MASSACHUSETTS -- 15.3%
Brockton, Massachusetts, General
  Obligation Bonds
     5.750%                        06/01/16           750             869,332
     6.000%                        06/01/19         1,000           1,168,440
Holden, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
     6.000%                        03/01/16         1,000           1,175,690
Massachusetts Development Finance
  Agency Higher Education Revenue
  Bonds (Smith College Issue)
     5.750%                        07/01/23         1,000           1,186,130
Massachusetts State General Obligation
  Bonds Series B
     6.000%                        06/01/14         3,000           3,541,710
Massachusetts State Port Authority
  Revenue Bonds Series C
     6.125%                        07/01/17         1,000           1,154,050
Pittsfield, Massachusetts, General
  Obligation Bonds
     5.000%                        04/15/19         1,000           1,072,620
     5.125%                        04/15/22         1,500           1,592,625
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
     6.250%                        10/01/19         5,000           5,921,400
                                                                 ------------
                                                                   17,681,997
                                                                 ------------
MICHIGAN -- 5.0%
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
     5.375%                        05/15/19         3,000           2,939,910
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series C
     6.900%                        11/01/14         2,725           2,908,719
                                                                 ------------
                                                                    5,848,629
                                                                 ------------
MINNESOTA -- 3.6%
St. Cloud, Minnesota, Health Care
  Revenue Bonds (St. Cloud Hospital
  Obligation Group A)
     6.250%                        05/01/19         3,530           4,168,048
                                                                 ------------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
MISSOURI -- 2.7%
Missouri State Health & Educational
  Facilities Revenue Bonds (St. Anthony's
  Medical Center)
     6.125%                        12/01/19       $ 2,000        $  2,125,180
     6.250%                        12/01/30         1,000           1,058,640
                                                                 ------------
                                                                    3,183,820
                                                                 ------------
NEW HAMPSHIRE -- 0.7%
New Hampshire Health & Educational
  Facilities Revenue Bonds (Exeter
  Project)
     6.000%                        10/01/24           750             791,318
                                                                 ------------
NEW YORK -- 5.3%
New York City, New York, General
  Obligation Bonds Series A
     6.500%                        05/15/17#        4,450           5,457,524
New York City, New York, General
  Obligation Bonds Series A
     6.500%                        05/15/17           550             634,783
                                                                 ------------
                                                                    6,092,307
                                                                 ------------
NORTH CAROLINA -- 8.0%
Broad River, North Carolina Water
  Authority System Revenue Bonds
     5.750%                        06/01/17           635             732,441
     5.375%                        06/01/20         1,000           1,094,800
Charlotte, North Carolina, Storm Water
  Fee Revenue Bonds
     6.000%                        06/01/20         3,175           3,805,650
Harnett County, North Carolina,
  Certificates of Participation
     5.125%                        12/01/23         1,000           1,060,950
Iredell County, North Carolina, Public
  Facilities Corp. Installment Revenue
  Bonds
     6.000%                        06/01/15         2,180           2,613,013
                                                                 ------------
                                                                    9,306,854
                                                                 ------------
OHIO -- 11.4%
Akron, Ohio, General Obligation Bonds
     6.500%                        11/01/15           865           1,093,230
Avon Lake, Ohio, City School District
  General Obligation Bonds
     5.750%                        12/01/14         1,000           1,172,830
Marysville, Ohio, General Obligation Bonds
     6.000%                        12/01/29         1,000           1,205,010
Plain, Ohio, Local School District General
  Obligation Bonds
     6.000%                        12/01/25#        1,220           1,461,304
Plain, Ohio, Local School District General
  Obligation Bonds
     6.000%                        12/01/25           280             323,143
Rickenbacker, Ohio, Port Authority
  Revenue Bonds Series A
     5.375%                        01/01/32         1,500           1,617,480


ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Steubenville, Ohio, Hospital Revenue
  Bonds
     6.375%                        10/01/20       $ 1,000        $  1,065,370
     6.500%                        10/01/30         1,250           1,329,550
University of Akron, Ohio, General
  Receipts Revenue Bonds
     6.000%                        01/01/15         2,235           2,632,048
     6.000%                        01/01/16         1,110           1,296,513
                                                                 ------------
                                                                   13,196,478
                                                                 ------------
OREGON -- 1.0%
Linn County, Oregon, Community School
  District General Obligation Bonds
     6.125%                        06/15/25         1,000           1,198,630
                                                                 ------------
PENNSYLVANIA -- 2.0%
Chester County, Pennsylvania, Health &
  Educational Authority Hospital Revenue
  Bonds
     6.750%                        07/01/31         1,000             963,770
Erie, Pennsylvania, School District
  General Obligation Bonds
     5.800%                        09/01/29         1,150           1,354,988
                                                                 ------------
                                                                    2,318,758
                                                                 ------------
RHODE ISLAND -- 1.5%
Cranston, Rhode Island, General
  Obligation Bonds
     6.375%                        11/15/14           500             602,295
     6.375%                        11/15/17         1,000           1,191,410
                                                                 ------------
                                                                    1,793,705
                                                                 ------------
TENNESSEE -- 1.0%
White House Utility District, Tennessee,
  Robertson & Sumner Counties Water
  Revenue Bonds
     6.000%                        01/01/26         1,000           1,178,850
                                                                 ------------
TEXAS -- 9.3%
Birdville, Texas, Independent School
  District General Obligation Bonds
     6.000%                        02/15/21         2,135           2,455,271
Clint, Texas, Independent School District
  General Obligation Bonds
     6.000%                        02/15/16         1,710           1,987,413
Leander, Texas, Independent School
  District General Obligation Bonds
     0.000%                        08/15/24         5,000           1,513,850
Lewisville, Texas, Independent School
  District Refunding General Obligation
  Bonds
     6.000%                        08/15/17         3,130           3,620,033
Northside, Texas, Independent School
  District General Obligation Bonds
     6.000%                        08/15/14         1,000           1,183,190
                                                                 ------------
                                                                   10,759,757
                                                                 ------------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

ANNUALIZED                                          PAR
YIELD/RATE                         MATURITY        (000)             VALUE+
----------                         --------       -------        ------------

MUNICIPAL BONDS (CONTINUED)
VIRGINIA -- 4.5%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional Jail
  Project)
     6.000%                        11/01/16       $ 1,000        $  1,181,770
     6.125%                        11/01/17         2,405           2,851,007
Virginia State Reservoir Authority Clean
  Water Revenue Bonds (State Revolving
  Fund)
     6.000%                        10/01/17         1,000           1,174,360
                                                                 ------------
                                                                    5,207,137
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $99,419,944)                                              114,110,883
                                                                 ------------


                                                  SHARES
                                                  ------

TEMPORARY INVESTMENTS -- 0.6%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                               407,534             407,534
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio               262,345             262,345
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $669,879)                                                     669,879
                                                                 ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $100,089,823)                                             114,780,762
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- 1.0%
Interest receivable and other assets                                1,574,985
Receivable for capital stock sold                                     257,190
Payable for capital stock redeemed                                   (239,636)
Dividends payable                                                    (346,892)
Accrued expenses                                                      (59,872)
                                                                 ------------
                                                                    1,185,775
                                                                 ------------

NET ASSETS -- 100.0%
Applicable to  7,661,010
  Institutional Shares, 2,195,028 N Shares,
  273,346 A Shares, and 104,501 B Shares of
  beneficial interest outstanding, $.001 par
  value (Note 8)                                                 $115,966,537
                                                                 ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($86,811,809/7,661,010)                                              $11.33
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($24,873,250/2,195,028)                            $11.33
                                                                       ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($3,097,368/273,346)                                     $11.33
                                                                       ======

MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($11.33/0.955) (NOTE 5)                                              $11.86
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($1,184,110/104,501)                                     $11.33
                                                                       ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $100,089,823
                                                                  ============
    Gross Appreciation                                            $ 14,708,793
    Gross Depreciation                                                 (17,854)
                                                                  ------------
    Net Appreciation                                              $ 14,690,939
                                                                  ============

+  See Note 2a to the Financial Statements.
# These securities are subject to a demand feature which reduces the remaining maturity.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT HIGH YIELD SELECT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------




                                                 SHARES             VALUE+
                                                ---------         -----------

MUTUAL FUNDS -- 98.9%
Harris Insight High Yield Bond Fund
  (Cost $16,931,594)                            1,381,731         $17,727,611
                                                                  -----------
COMMON STOCK -- 0.5%
DIVERSIFIED FINANCIALS
Medical Office Properties, Inc.*
  (Cost $218,100)                                  10,905              81,461
                                                                  -----------
TOTAL INVESTMENTS -- 99.4%
  (Cost $17,149,694)                                               17,809,072
                                                                  -----------
OTHER ASSETS AND LIABILITIES -- 0.6%
Interest receivable and other assets                                  123,618
Receivable for capital stock sold                                       1,779
Payable for capital stock redeemed                                    (17,942)
Dividends payable                                                      (1,430)
Accrued expenses                                                        3,390
                                                                  -----------
                                                                      109,415
                                                                  -----------

NET ASSETS -- 100.0%
Applicable to 958,567 Institutional Shares,
  23,031 N Shares, and, 12,161 A Shares of
  beneficial interest outstanding, $.001 par
  value (Note 8)                                                  $17,918,487
                                                                  ===========

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($17,284,019/958,567)                                                $18.03
                                                                       ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
PRICE PER N SHARE ($415,291/23,031)                                    $18.03
                                                                       ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($219,177/12,161)                                        $18.02
                                                                       ======

MAXIMUM PUBLIC OFFERING PRICE
PER A SHARE ($18.02/0.955) (NOTE 5)                                    $18.87
                                                                       ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $17,151,245
                                                                  ===========
    Gross Appreciation                                            $   794,466
    Gross Depreciation                                               (136,639)
                                                                  -----------
    Net Appreciation                                              $   657,827
                                                                  ===========

+  See Note 2a to the Financial Statements.
* Security fair valued using methods determined in good faith by the Pricing Committee of the Board of Trustees.


                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK -- 99.0%
ALCOHOLIC BEVERAGES -- 1.0%
Anheuser-Busch Cos., Inc.                              48,900     $  2,576,052
                                                                  ------------
AUTO COMPONENTS -- 0.5%
Gentex Corp.                                           29,000        1,280,640
                                                                  ------------
AUTOMOBILES -- 4.0%
AutoNation, Inc.*                                      98,100        1,802,097
General Motors Corp. a                                150,700        8,047,380
                                                                  ------------
                                                                     9,849,477
                                                                  ------------
BANKS -- 13.3%
Bank of America Corp. a                                30,100        2,420,943
Banknorth Group, Inc.                                  40,300        1,310,959
Huntington Bancshares, Inc.                           121,900        2,742,750
Southtrust Corp.                                      231,900        7,590,087
Sovereign Bancorp, Inc.                               233,200        5,538,500
U.S. Bancorp                                          154,600        4,603,988
Wachovia Corp.                                         64,950        3,026,020
Washington Mutual, Inc.                               129,800        5,207,576
                                                                  ------------
                                                                    32,440,823
                                                                  ------------
BIOTECHNOLOGY -- 0.7%
Genzyme Corp.* a                                       34,100        1,682,494
                                                                  ------------
CASINOS -- 0.6%
Park Place Entertainment Corp.*                       135,000        1,462,050
                                                                  ------------
CHEMICALS -- 0.6%
Monsanto Co.                                           49,500        1,424,610
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.1%
Cendant Corp.*                                        285,900        6,366,993
Manpower, Inc.                                         25,800        1,214,664
Republic Services, Inc.                                92,600        2,373,338
                                                                  ------------
                                                                     9,954,995
                                                                  ------------
COMPUTERS & PERIPHERALS -- 5.5%
Dell, Inc.*                                           162,700        5,525,292
EMC Corp.*                                            236,400        3,054,288
Hewlett-Packard Co.                                   210,400        4,832,888
                                                                  ------------
                                                                    13,412,468
                                                                  ------------
DIVERSIFIED FINANCIALS -- 8.4%
Capital One Financial Corp. a                          65,000        3,983,850
Citigroup, Inc.                                       183,090        8,887,189
J.P. Morgan Chase & Co.                                92,600        3,401,198
Lehman Brothers Holdings, Inc.                         22,900        1,768,338
Moody's Corp.                                          39,100        2,367,505
                                                                  ------------
                                                                    20,408,080
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 5.3%
AT&T Corp.                                             76,900        1,561,070
CenturyTel, Inc. a                                    121,800        3,973,116
Sprint Corp. (FON Group)                              280,800        4,610,736
Verizon Communications, Inc.                           78,400        2,750,272
                                                                  ------------
                                                                    12,895,194
                                                                  ------------


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES -- 3.9%
Entergy Corp.                                          50,000     $  2,856,500
Exelon Corp.                                           47,100        3,125,556
TXU Corp. a                                           145,800        3,458,376
                                                                  ------------
                                                                     9,440,432
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.7%
Flextronics International, Ltd.* a                    266,900        3,960,796
PerkinElmer, Inc.                                     149,600        2,553,672
                                                                  ------------
                                                                     6,514,468
                                                                  ------------
FOOD PRODUCTS -- 1.4%
Dean Foods Co.*                                       100,750        3,311,652
                                                                  ------------
GAS UTILITIES -- 0.5%
UGI Corp.                                              36,100        1,223,790
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.5%
Beckman Coulter, Inc.                                  90,100        4,579,783
Becton, Dickinson & Co.                                34,800        1,431,672
                                                                  ------------
                                                                     6,011,455
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.6%
AdvancePCS*                                            27,700        1,458,682
Aetna, Inc.                                            18,700        1,263,746
Humana, Inc.*                                         144,550        3,302,967
Invitrogen Corp.* a                                    41,300        2,891,000
                                                                  ------------
                                                                     8,916,395
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 4.0%
Applebee's International, Inc. a                       63,145        2,479,704
CBRL Group, Inc.                                       53,600        2,050,736
Yum! Brands, Inc.*                                    153,400        5,276,960
                                                                  ------------
                                                                     9,807,400
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 1.5%
General Electric Co.                                  118,400        3,668,032
                                                                  ------------
INSURANCE -- 10.3%
AFLAC, Inc.                                           157,100        5,683,878
John Hancock Financial Services, Inc.                  71,400        2,677,500
MetLife, Inc.                                         199,900        6,730,633
Protective Life Corp.                                 107,300        3,631,032
Prudential Financial, Inc. a                           93,550        3,907,584
Torchmark Corp.                                        56,100        2,554,794
                                                                  ------------
                                                                    25,185,421
                                                                  ------------
IT CONSULTING & SERVICES -- 1.4%
Accenture, Ltd. Class A* a                            130,900        3,445,288
                                                                  ------------
MACHINERY -- 1.5%
Donaldson Co., Inc.                                    38,900        2,301,324
Pall Corp.                                             54,400        1,459,552
                                                                  ------------
                                                                     3,760,876
                                                                  ------------
MEDIA -- 0.9%
Time Warner, Inc.* a                                  117,100        2,106,629
                                                                  ------------


                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
METALS & MINING -- 1.0%
Freeport-McMoRan Copper & Gold, Inc.
Class B a                                              56,300     $  2,371,919
                                                                  ------------
MULTILINE RETAIL -- 2.0%
Amazon.com, Inc.* a                                    23,600        1,242,304
Dollar General Corp.                                   82,725        1,736,398
Federated Department Stores, Inc.                      40,900        1,927,617
                                                                  ------------
                                                                     4,906,319
                                                                  ------------
OIL & GAS -- 8.2%
ConocoPhillips                                         81,300        5,330,841
Exxon Mobil Corp.                                     171,200        7,019,200
Marathon Oil Corp.                                    120,300        3,980,727
Valero Energy Corp.                                    28,400        1,316,056
XTO Energy, Inc. a                                     88,400        2,501,720
                                                                  ------------
                                                                    20,148,544
                                                                  ------------
PERSONAL PRODUCTS -- 1.5%
Avon Products, Inc.                                    56,300        3,799,687
                                                                  ------------
PHARMACEUTICALS -- 1.2%
Pfizer, Inc.                                           80,400        2,840,532
                                                                  ------------
ROAD & RAIL -- 1.8%
Burlington Northern Santa Fe Corp.                    139,200        4,503,120
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.0%
Intel Corp.                                            73,700        2,373,140
                                                                  ------------
SOFTWARE -- 0.6%
Oracle Corp.*                                         108,600        1,433,520
                                                                  ------------
SPECIALTY RETAIL -- 1.2%
Staples, Inc.*                                        109,600        2,992,080
                                                                  ------------
TEXTILES & APPAREL -- 1.1%
Liz Claiborne, Inc.                                    76,400        2,709,144
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 1.2%
Vodafone Group P.L.C. ADR a                           116,500        2,917,160
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $205,241,168)                                              241,773,886
                                                                  ------------
TEMPORARY INVESTMENTS -- 1.0%
Dreyfus Cash Management Plus #719                          20               20
Goldman Sachs Financial Square
  Money Market Portfolio                            2,234,985        2,234,985
J.P. Morgan Institutional Prime
  Money Market Portfolio                               74,118           74,118
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,309,123)                                                  2,309,123
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 13.9%
COMMERCIAL PAPER -- 3.1%
Cancara Asset Securitization, Ltd.
     1.110%                        01/12/04           $   152     $    151,453
General Electric Capital Funding, Inc.
     1.110%                        02/05/04               552          549,986
Silver Tower Fund
     1.130%                        02/02/04             2,740        2,732,337
Tulip Funding Corp.
     1.100%                        01/21/04             4,152        4,148,652
                                                                  ------------
                                                                     7,582,428
                                                                  ------------
REPURCHASE AGREEMENTS -- 1.1%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $2,586,901 (Collateralized
  by $3,173,839 FHLMC, FNMA and GNMA
  1.450% to 6.000%, due from 11/01/17
  to 12/01/33. The market value is
  $2,664,408.)                     01/02/04             2,587        2,586,757
                                                                  ------------
TIME DEPOSITS -- 4.4%
Canadian Imperial Bank
     0.938%                        01/02/04             3,126        3,125,888
Chase Manhattan Bank
     0.875%                        01/02/04             1,290        1,290,157
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04             6,252        6,251,775
UBS Bank
     0.938%                        01/02/04               206          206,407
                                                                  ------------
                                                                    10,874,227
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 5.3%
American Express Centurion Bank
  Medium-Term Note
     1.131%                        01/27/04             1,930        1,929,807
American Express Credit Corp.
  Medium-Term Note
     1.144%                        04/16/04               801          801,079
Canadian Imperial Bank
     1.096%                        05/28/04               985          984,804
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/05/04             1,513        1,513,375
     1.130%                        01/08/04               531          531,314
Monumental Global Funding II Senior
  Secured Notes Series 144A
     1.301%                        05/28/04             2,266        2,271,328
Morgan Stanley
     1.080%                        01/16/04                25           25,095
Natexis Banques
     1.055%                        12/13/04             1,613        1,612,733
Societe Generale
     1.055%                        12/04/04             2,843        2,842,170


                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
VARIABLE RATE OBLIGATIONS (CONTINUED)
Westdeutsche Landesbank A.G.
     1.091%                        09/23/04           $   383     $    383,097
                                                                  ------------
                                                                    12,894,802
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $33,938,214)                                                33,938,214
                                                                  ------------
TOTAL INVESTMENTS -- 113.9%
  (Cost $241,488,505)                                              278,021,223
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (13.9%)
Dividends receivable and other assets                                  293,844
Receivable for capital stock sold                                       97,806
Payable upon return of collateral on securities loaned             (33,938,214)
Payable for capital stock redeemed                                     (83,285)
Accrued expenses                                                      (215,136)
                                                                  ------------
                                                                   (33,844,985)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 20,002,823 Institutional Shares,
  1,198,001 N Shares, 29,352 A Shares, and
  28,318 B Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                           $244,176,238
                                                                  ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($229,673,114/20,002,823)                                             $11.48
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($13,841,650/1,198,001)                             $11.55
                                                                        ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($339,285/29,352)                                         $11.56
                                                                        ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($11.56/0.945) (NOTE 5)                                   $12.23
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($322,189/28,318)                                         $11.38
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                        $241,671,816
                                                                 ============
    Gross Appreciation                                           $ 38,437,863
    Gross Depreciation                                             (2,088,456)
                                                                 ------------
    Net Appreciation                                             $ 36,349,407
                                                                 ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $32,809,289, and the total market value of the collateral held by the portfolio is $33,938,214.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK -- 98.8%
AEROSPACE & DEFENSE -- 0.4%
Raytheon Co.                                           15,740     $    472,830
                                                                  ------------
ALCOHOLIC BEVERAGES -- 0.9%
Anheuser-Busch Cos., Inc.                              21,832        1,150,110
                                                                  ------------
AUTO COMPONENTS -- 0.6%
Lear Corp.                                             13,300          815,689
                                                                  ------------
AUTOMOBILES -- 1.8%
General Motors Corp. a                                 44,030        2,351,202
                                                                  ------------
BANKS -- 6.3%
Southtrust Corp.                                       19,380          634,307
U.S. Bancorp                                          127,820        3,806,480
Wachovia Corp.                                         44,200        2,059,278
Washington Mutual, Inc.                                46,910        1,882,029
                                                                  ------------
                                                                     8,382,094
                                                                  ------------
BIOTECHNOLOGY -- 1.8%
Amgen, Inc.*                                           38,370        2,371,266
                                                                  ------------
CHEMICALS -- 1.7%
Monsanto Co.                                           27,600          794,328
Praxair, Inc.                                          38,100        1,455,420
                                                                  ------------
                                                                     2,249,748
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
Cendant Corp.*                                        114,800        2,556,596
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 4.2%
Cisco Systems, Inc.*                                  198,195        4,814,157
Motorola, Inc.                                         56,700          797,769
                                                                  ------------
                                                                     5,611,926
                                                                  ------------
COMPUTERS & PERIPHERALS -- 3.4%
Dell, Inc.*                                            70,260        2,386,029
EMC Corp.*                                             95,500        1,233,860
International Business Machines Corp.                   9,510          881,387
                                                                  ------------
                                                                     4,501,276
                                                                  ------------
DIVERSIFIED FINANCIALS -- 11.5%
Capital One Financial Corp. a                          10,712          656,539
Citigroup, Inc.                                        42,104        2,043,728
Countrywide Credit Industries, Inc. a                  21,433        1,625,693
J.P. Morgan Chase & Co.                               104,900        3,852,977
Lehman Brothers Holdings, Inc. a                       47,700        3,683,394
Merrill Lynch & Co., Inc.                              26,800        1,571,820
Principal Financial Group, Inc.                        54,900        1,815,543
                                                                  ------------
                                                                    15,249,694
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.3%
SBC Communications, Inc.                               21,458          559,410
Sprint Corp. (FON Group)                              150,500        2,471,210
                                                                  ------------
                                                                     3,030,620
                                                                  ------------
ELECTRIC UTILITIES -- 1.6%
Southern Co.                                           69,480        2,101,770


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
FOOD & DRUG RETAILING -- 1.6%
Wal-Mart Stores, Inc.                                  40,625     $  2,155,156
                                                                  ------------
FOOD PRODUCTS -- 0.8%
Dean Foods Co.*                                        32,750        1,076,492
                                                                  ------------
GAS UTILITIES -- 0.8%
UGI Corp.                                              32,500        1,101,750
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.5%
Beckman Coulter, Inc.                                  32,160        1,634,693
Boston Scientific Corp.*                               31,800        1,168,968
Guidant Corp.                                          44,200        2,660,840
Medtronic, Inc.                                        19,670          956,158
Stryker Corp. a                                        10,600          901,106
                                                                  ------------
                                                                     7,321,765
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.5%
AdvancePCS*                                            10,200          537,132
Caremark Rx, Inc.* a                                   38,200          967,606
Humana, Inc.*                                          29,000          662,650
Invitrogen Corp.* a                                    16,000        1,120,000
                                                                  ------------
                                                                     3,287,388
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 2.2%
Starbucks Corp.* a                                     18,750          619,875
Yum! Brands, Inc.*                                     67,600        2,325,440
                                                                  ------------
                                                                     2,945,315
                                                                  ------------
HOUSEHOLD PRODUCTS -- 2.3%
Procter & Gamble Co.                                   30,320        3,028,362
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 3.7%
General Electric Co.                                  159,052        4,927,431
                                                                  ------------
INSURANCE -- 5.2%
AFLAC, Inc.                                            34,429        1,245,641
American International Group, Inc.                      8,738          579,155
Fidelity National Financial, Inc.                      18,250          707,735
MetLife, Inc.                                          90,200        3,037,034
Prudential Financial, Inc.                             30,500        1,273,985
                                                                  ------------
                                                                     6,843,550
                                                                  ------------
IT CONSULTING & SERVICES -- 2.4%
Accenture, Ltd. Class A* a                             70,500        1,855,560
First Data Corp. a                                     17,400          714,966
Fiserv, Inc.*                                          16,690          659,422
                                                                  ------------
                                                                     3,229,948
                                                                  ------------
MACHINERY -- 3.3%
Danaher Corp. a                                        24,500        2,247,875
Donaldson Co., Inc.                                    24,500        1,449,420
Pall Corp.                                             23,900          641,237
                                                                  ------------
                                                                     4,338,532
                                                                  ------------
MEDIA -- 1.0%
Viacom, Inc. Class B                                   29,720        1,318,974
                                                                  ------------


                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
METALS & MINING -- 0.5%
Freeport-McMoRan Copper & Gold, Inc.
  Class B a                                            14,800     $    623,524
                                                                  ------------
MULTILINE RETAIL -- 1.3%
Amazon.com, Inc.* a                                     8,500          447,440
Dollar General Corp.                                   23,100          484,869
Sears, Roebuck & Co.                                   15,800          718,742
                                                                  ------------
                                                                     1,651,051
                                                                  ------------
OIL & GAS -- 6.7%
Exxon Mobil Corp.                                     109,890        4,505,490
Marathon Oil Corp.                                    111,875        3,701,944
Valero Energy Corp.                                    15,100          699,734
                                                                  ------------
                                                                     8,907,168
                                                                  ------------
PERSONAL PRODUCTS -- 1.2%
Avon Products, Inc.                                    23,200        1,565,768
                                                                  ------------
PHARMACEUTICALS -- 3.7%
Abbott Laboratories                                    14,800          689,680
Bristol-Myers Squibb Co.                               17,200          491,920
Merck & Co., Inc.                                      17,985          830,907
Pfizer, Inc.                                           29,070        1,027,043
Watson Pharmaceuticals, Inc.* a                        40,600        1,867,600
                                                                  ------------
                                                                     4,907,150
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.8%
Intel Corp.                                           129,905        4,182,941
Linear Technology Corp.                                19,400          816,158
                                                                  ------------
                                                                     4,999,099
                                                                  ------------
SOFTWARE -- 5.6%
Citrix Systems, Inc.*                                  33,500          710,535
Microsoft Corp.                                       127,960        3,524,018
Oracle Corp.*                                         136,200        1,797,840
VERITAS Software Corp.* a                              37,900        1,408,364
                                                                  ------------
                                                                     7,440,757
                                                                  ------------
SPECIALTY RETAIL -- 3.9%
Home Depot, Inc.                                       58,800        2,086,812
Lowe's Cos., Inc.                                      38,400        2,126,976
Staples, Inc.*                                         34,500          941,850
                                                                  ------------
                                                                     5,155,638
                                                                  ------------
TEXTILES & APPAREL -- 1.4%
Coach, Inc.*                                           28,300        1,068,325
Liz Claiborne, Inc.                                    20,700          734,022
                                                                  ------------
                                                                     1,802,347
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 1.0%
Vodafone Group P.L.C. ADR a                            54,400        1,362,176
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $112,693,692)                                              130,834,162
                                                                  ------------


                                                      SHARES         VALUE+
                                                    ---------     ------------

TEMPORARY INVESTMENTS -- 2.0%
Dreyfus Cash Management Plus #719                       3,489     $      3,489
Goldman Sachs Financial Square
  Money Market Portfolio                            2,583,866        2,583,866
J.P. Morgan Institutional Prime
  Money Market Portfolio                               32,275           32,275
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,619,630)                                                  2,619,630
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)
------                             --------           -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 14.5%
CERTIFICATES OF DEPOSIT -- 0.5%
Svenska Handelsbanken AB
     1.390%                        10/27/04           $   691          691,322
                                                                  ------------
COMMERCIAL PAPER -- 2.1%
Cancara Asset Securitization, Ltd.
     1.110%                        01/12/04                 9            9,209
General Electric Capital Funding, Inc.
     1.110%                        02/05/04               540          538,030
Silver Tower Fund
     1.130%                        02/02/04             1,275        1,271,182
Tulip Funding Corp.
     1.100%                        01/21/04             1,008        1,006,853
                                                                  ------------
                                                                     2,825,274
                                                                  ------------
REPURCHASE AGREEMENTS -- 0.7%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $858,530 (Collateralized
  by $1,053,320 FHLMC, FNMA and GNMA
  1.450% to 6.000%, due from 11/01/17
  to 12/01/33. The market value is
  $884,253.)                       01/02/04      858                   858,482
                                                                  ------------
TIME DEPOSITS -- 3.0%
Canadian Imperial Bank
     0.938%                        01/02/04             1,037        1,037,406
Chase Manhattan Bank
     0.875%                        01/02/04               617          617,254
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04             2,075        2,074,812
UBS Bank
     0.938%                        01/02/04               232          232,163
                                                                  ------------
                                                                     3,961,635
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 8.2%
American Express Credit Corp.
  Medium-Term Senior Notes Series 144A
     1.119%                        05/13/04             3,639        3,638,729
Bear Stearns Cos., Inc. Medium-Term
  Notes Series B
     1.120%                        01/16/04                 4            4,472
Canadian Imperial Bank
     1.096%                        05/28/04                82           82,486


                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
VARIABLE RATE OBLIGATIONS (CONTINUED)
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/05/04           $ 1,466     $  1,465,689
     1.130%                        01/08/04             1,851        1,850,826
Monumental Global Funding II Senior
  Secured Notes Series 144A
     1.301%                        05/28/04                11           10,811
Morgan Stanley
     1.030%                        01/12/04                11           10,614
Natexis Banques
     1.055%                        12/13/04             1,161        1,161,137
Societe Generale
     1.055%                        12/04/04             1,102        1,102,208
Westdeutsche Landesbank A.G.
     1.091%                        09/23/04               855          855,038
     1.120%                        10/12/04               730          730,104
                                                                  ------------
                                                                    10,912,114
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $19,248,827)                                                19,248,827
                                                                  ------------
TOTAL INVESTMENTS -- 115.3%
  (Cost $134,562,149)                                              152,702,619
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (15.3%)
Dividends receivable and other assets                                  139,168
Receivable for capital stock sold                                       73,732
Payable upon return of collateral on securities loaned             (19,248,827)
Payable for securities purchased                                      (400,049)
Payable for capital stock redeemed                                    (728,419)
Accrued expenses                                                      (129,055)
                                                                  ------------
                                                                   (20,293,450)
                                                                  ------------

NET ASSETS -- 100.0%
Applicable to 6,224,278 Institutional Shares,
  223,390 N Shares, 26,234 A Shares, and 6,393
  B Shares of beneficial interest outstanding,
  $.001 par value (Note 8)                                        $132,409,169
                                                                  ============



NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($127,233,217/6,224,278)                                              $20.44
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($4,517,788/223,390)                                $20.22
                                                                        ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($530,894/26,234)                                   $20.24
                                                                        ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($20.24/0.945) (NOTE 5)                                   $21.42
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($127,270/6,393)                                          $19.91
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $135,386,166
                                                                  ============
    Gross Appreciation                                            $ 19,499,338
    Gross Depreciation                                              (2,182,885)
                                                                  ------------
    Net Appreciation                                              $ 17,316,453
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $18,676,535, and the total market value of the collateral held by the portfolio is $19,248,827.
ADR -- American Depositary Receipt.


                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK -- 97.7%
AEROSPACE & DEFENSE -- 1.9%
Engineered Support Systems, Inc.                      127,450     $  7,017,397
United Defense Industries, Inc.*                      105,300        3,356,964
                                                                  ------------
                                                                    10,374,361
                                                                  ------------
AIRLINES -- 0.9%
America West Holdings Corp. Class B* a                400,900        4,971,160
                                                                  ------------
AUTO COMPONENTS -- 1.0%
Visteon Corp. a                                       508,900        5,297,649
                                                                  ------------
AUTOMOBILES -- 0.7%
Monaco Coach Corp.*                                    90,100        2,144,380
Thor Industries, Inc.                                  30,600        1,720,332
                                                                  ------------
                                                                     3,864,712
                                                                  ------------
BANKS -- 8.4%
American Home Mortgage Investment Corp.               252,500        5,683,775
Bankunited Financial Corp. Class A*                   178,300        4,598,357
Chittenden Corp.                                       38,700        1,301,868
Dime Community Bancshares, Inc.                       108,700        3,343,612
East West Bancorp, Inc.                                62,400        3,349,632
Flagstar Bancorp, Inc.                                307,800        6,593,076
Irwin Financial Corp.                                 169,300        5,316,020
MAF Bancorp, Inc.                                      98,500        4,127,150
Silicon Valley Bancshares*                             33,400        1,205,740
Texas Regional Bancshares, Inc. Class A                60,900        2,253,300
UCBH Holdings, Inc.                                    48,500        1,890,045
Washington Federal, Inc.                               55,339        1,571,628
Wintrust Financial Corp.                               81,250        3,664,375
                                                                  ------------
                                                                    44,898,578
                                                                  ------------
BUILDING PRODUCTS -- 0.7%
Hovnanian Enterprises, Inc. Class A* a                 45,400        3,952,524
                                                                  ------------
CASINOS -- 1.5%
GTECH Holdings Corp. a                                 55,200        2,731,848
Penn National Gaming, Inc.* a                         237,400        5,479,192
                                                                  ------------
                                                                     8,211,040
                                                                  ------------
CHEMICALS -- 1.0%
Cytec Industries, Inc.*                               135,400        5,198,006
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.9%
Corinthian Colleges, Inc.*                             42,800        2,377,968
Corporate Executive Board Co.* a                      104,000        4,853,680
FTI Consulting, Inc.* a                                85,100        1,988,787
InterCept, Inc.*                                      166,900        1,884,301
Right Management Consultants, Inc.*                   242,800        4,530,648
United Stationers, Inc.*                              100,300        4,104,276
University of Phoenix Online*                          94,500        6,513,885
                                                                  ------------
                                                                    26,253,545
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 1.1%
Andrew Corp.* a                                       501,155        5,768,294
                                                                  ------------


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
COMPUTERS & PERIPHERALS -- 3.6%
Advanced Digital Information Corp.*                   408,000     $  5,712,000
Hutchinson Technology, Inc.* a                        201,400        6,191,036
Intergraph Corp.*                                     243,300        5,819,736
Komag, Inc.*                                          123,400        1,805,342
                                                                  ------------
                                                                    19,528,114
                                                                  ------------
CONSTRUCTION & ENGINEERING -- 0.7%
Washington Group International, Inc.*                 107,500        3,651,775
                                                                  ------------
CONSTRUCTION MATERIALS -- 0.5%
Florida Rock Industries, Inc.                          51,300        2,813,805
                                                                  ------------
DIVERSIFIED FINANCIALS -- 5.8%
Arch Capital Group, Ltd.* a                            77,700        3,097,122
Charter Municipal Mortgage Acceptance Co.             128,300        2,710,979
Commercial Net Lease Realty                           121,000        2,153,800
CompuCredit Corp.*                                    108,952        2,318,499
Doral Financial Corp. a                                89,725        2,896,323
Impac Mortgage Holdings, Inc.                         412,900        7,518,909
New Century Financial Corp. a                         195,050        7,737,633
Saxon Capital, Inc.*                                  121,300        2,541,235
                                                                  ------------
                                                                    30,974,500
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 0.9%
Aspect Communications Corp.*                          308,700        4,865,112
                                                                  ------------
ELECTRIC UTILITIES -- 0.8%
OGE Energy Corp.                                      167,400        4,049,406
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 7.3%
Anixter International, Inc.                           119,700        3,097,836
Arrow Electronics, Inc.* a                            167,000        3,864,380
Avnet, Inc.*                                          121,600        2,633,856
Benchmark Electronics, Inc.*                          125,950        4,384,319
Checkpoint Systems, Inc.*                             107,400        2,030,934
Daktronics, Inc.*                                     114,000        2,868,240
DSP Group, Inc.*                                      139,400        3,472,454
Fisher Scientific International, Inc.* a               62,000        2,564,940
Metrologic Instruments, Inc.*                         192,300        5,192,100
Network Engines, Inc.*                                544,900        2,375,764
PerkinElmer, Inc.                                     178,800        3,052,116
Planar Systems, Inc.*                                  70,700        1,719,424
Teledyne Technologies, Inc.*                          110,800        2,088,580
                                                                  ------------
                                                                    39,344,943
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 0.8%
Headwaters, Inc.*                                     220,000        4,316,400
                                                                  ------------
FOOD PRODUCTS -- 0.6%
Ralcorp Holdings, Inc.*                               105,500        3,308,480
                                                                  ------------
GAS UTILITIES -- 0.8%
AGL Resources, Inc.                                   148,000        4,306,800
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.1%
Cooper Cos., Inc. a                                   158,300        7,460,679
Dade Behring Holdings, Inc.*                          224,500        8,023,630
Gen-Probe, Inc.*                                      213,300        7,779,051
Sybron Dental Specialties, Inc.*                      145,000        4,074,500
                                                                  ------------
                                                                    27,337,860
                                                                  ------------


                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES -- 9.8%
Amerigroup Corp.*                                     139,400     $  5,945,410
Coventry Health Care, Inc.*                            46,100        2,972,989
Cyberonics, Inc.* a                                   149,800        4,795,098
Digene Corp.*                                         127,200        5,100,720
Hanger Orthopedic Group, Inc.*                        161,700        2,517,669
Kindred Healthcare, Inc.*                             107,199        5,572,204
Medifast, Inc.* a                                     103,600        1,460,760
Mid Atlantic Medical Services, Inc.*                   44,700        2,896,560
Owens & Minor, Inc.                                   122,000        2,673,020
Select Medical Corp.*                                 304,700        4,960,516
Sierra Health Services, Inc.* a                       276,300        7,584,435
Tanox, Inc.*                                          256,248        3,805,283
VistaCare, Inc. Class A*                               69,000        2,425,350
                                                                  ------------
                                                                    52,710,014
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
Applebee's International, Inc. a                       81,300        3,192,651
                                                                  ------------
HOUSEHOLD DURABLES -- 2.3%
Lancaster Colony Corp.                                 98,900        4,466,324
Meritage Corp.*                                        55,600        3,686,836
Toro Co.                                               96,400        4,472,960
                                                                  ------------
                                                                    12,626,120
                                                                  ------------
INSURANCE -- 2.9%
Fremont General Corp.                                 210,300        3,556,173
IPC Holdings, Ltd.                                     63,200        2,461,008
LandAmerica Financial Group, Inc.                     131,900        6,893,094
Stewart Information Services Corp.                     60,400        2,449,220
                                                                  ------------
                                                                    15,359,495
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 2.5%
Digital River, Inc.*                                  213,600        4,720,560
United Online, Inc.* a                                259,550        4,357,844
ValueClick, Inc.*                                     490,800        4,456,464
                                                                  ------------
                                                                    13,534,868
                                                                  ------------
IT CONSULTING & SERVICES -- 1.0%
Cognizant Technology Solutions Corp.*                  91,400        4,171,496
Syntel, Inc.                                           52,500        1,297,275
                                                                  ------------
                                                                     5,468,771
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.2%
Callaway Golf Co.                                     153,900        2,593,215
Marvel Enterprises, Inc.* a                           131,800        3,836,698
                                                                  ------------
                                                                     6,429,913
                                                                  ------------
MACHINERY -- 2.9%
A.S.V., Inc.*                                          11,385          425,344
Briggs & Stratton Corp.                               112,400        7,575,760
Reliance Steel & Aluminum Co.                          71,600        2,377,836
UNOVA, Inc.*                                          229,000        5,255,550
                                                                  ------------
                                                                    15,634,490
                                                                  ------------


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
MEDIA -- 1.5%
ADVO, Inc.*                                           108,850     $  3,457,076
R.H. Donnelley Corp.*                                 114,500        4,561,680
                                                                  ------------
                                                                     8,018,756
                                                                  ------------
METALS & MINING -- 2.8%
Metal Management, Inc.*                                65,900        2,433,687
Randgold Resources, Ltd. ADR * a                      259,100        7,073,430
Schnitzer Steel Industries, Inc. Class A               91,800        5,553,900
                                                                  ------------
                                                                    15,061,017
                                                                  ------------
OIL & GAS -- 2.9%
OMI Corp.*                                            248,400        2,218,212
Patina Oil & Gas Corp.                                160,043        7,840,507
Tesoro Petroleum Corp.*                               385,000        5,609,450
                                                                  ------------
                                                                    15,668,169
                                                                  ------------
PAPER & FOREST PRODUCTS -- 0.8%
Potlatch Corp.                                        123,900        4,308,003
                                                                  ------------
PERSONAL PRODUCTS -- 0.8%
Helen of Troy, Ltd.*                                  188,700        4,368,405
                                                                  ------------
PHARMACEUTICALS -- 1.5%
Endo Pharmaceutical Holdings, Inc.*                   149,000        2,869,740
Eon Labs, Inc.*                                        97,700        4,977,815
                                                                  ------------
                                                                     7,847,555
                                                                  ------------
REAL ESTATE -- 2.7%
LNR Property Corp. a                                  154,500        7,649,295
MFA Mortgage Investments, Inc.                        234,400        2,285,400
Redwood Trust, Inc.                                    89,900        4,571,415
                                                                  ------------
                                                                    14,506,110
                                                                  ------------
ROAD & RAIL -- 0.5%
Dollar Thrifty Automotive Group, Inc.*                110,600        2,868,964
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.4%
August Technology Corp.*                              143,200        2,642,040
Entegris, Inc.*                                       272,200        3,497,770
Standard Microsystems Corp.*                           64,300        1,626,790
                                                                  ------------
                                                                     7,766,600
                                                                  ------------
SOFTWARE -- 3.7%
ANSYS, Inc.*                                           91,500        3,632,550
Kronos, Inc.*                                          92,150        3,650,062
RSA Security, Inc.*                                   339,700        4,823,740
Transaction Systems Architects, Inc.
  Class A*                                            245,000        5,544,350
Verint Systems, Inc.*                                  90,000        2,030,400
                                                                  ------------
                                                                    19,681,102
                                                                  ------------
SPECIALTY RETAIL -- 1.0%
Aeropostale, Inc.*                                    195,800        5,368,836
                                                                  ------------


                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
TEXTILES & APPAREL -- 3.7%
K-Swiss, Inc. Class A                                 194,200     $  4,672,452
Kellwood Co.                                          125,000        5,125,000
Quiksilver, Inc.*                                     401,500        7,118,595
Tommy Hilfiger Corp.*                                 188,300        2,788,723
                                                                  ------------
                                                                    19,704,770
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 2.2%
NII Holdings, Inc. Class B* a                          85,523        6,382,581
Western Wireless Corp. Class A*                       297,500        5,462,100
                                                                  ------------
                                                                    11,844,681
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $378,701,539)                                              525,256,354
                                                                  ------------
TEMPORARY INVESTMENTS -- 2.2%
Dreyfus Cash Management Plus #719                      21,393           21,393
Goldman Sachs Financial Square
  Money Market Portfolio                           11,562,787       11,562,787
J.P. Morgan Institutional Prime
  Money Market Portfolio                               91,631           91,631
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $11,675,811)                                                11,675,811
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)
------                             --------           -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 14.2%
CERTIFICATES OF DEPOSIT -- 0.3%
Svenska Handelsbanken AB
     1.390%                        10/27/04           $ 1,704        1,703,853
                                                                  ------------
COMMERCIAL PAPER -- 1.7%
Amsterdam Funding Corp.
     1.100%                        01/05/04               844          842,931
Cancara Asset Securitization, Ltd.
     1.110%                        01/12/04             1,524        1,522,608
Tulip Funding Corp.
     1.100%                        01/21/04             6,814        6,807,388
                                                                  ------------
                                                                     9,172,927
                                                                  ------------
REPURCHASE AGREEMENTS -- 1.1%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $6,053,781 (Collateralized
  by $7,427,316 FHLMC, FNMA and GNMA
  1.450% to 6.000%, due from 11/01/17
  to 12/01/33. The market value is
  $6,235,162.)                     01/02/04             6,053        6,053,445
                                                                  ------------
TIME DEPOSITS -- 4.6%
Canadian Imperial Bank
     0.938%                        01/02/04             7,315        7,315,103
Chase Manhattan Bank
     0.875%                        01/02/04             2,063        2,062,604


COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
TIME DEPOSITS (CONTINUED)
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04           $14,630     $ 14,630,205
UBS Bank
     0.938%                        01/02/04               445          445,029
                                                                  ------------
                                                                    24,452,941
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 6.5%
American Express Centurion Bank
  Medium-Term Note
     1.131%                        01/27/04             2,310        2,309,656
American Express Credit Corp.
  Medium-Term Note
     1.144%                        04/16/04                 9            9,163
American Express Credit Corp.
  Medium-Term Senior Notes
  Series 144A
     1.119%                        05/13/04             3,142        3,141,982
Canadian Imperial Bank
     1.096%                        05/28/04             4,623        4,622,175
Goldman Sachs Group, Inc.
     1.140%                        03/08/04            12,312       12,311,761
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/05/04             3,616        3,615,829
Monumental Global Funding II Senior
  Secured Notes Series 144A
     1.301%                        05/28/04               865          866,821
Morgan Stanley
     1.030%                        07/16/04               436          435,792
Natexis Banques
     1.055%                        12/13/04             5,504        5,502,354
Societe Generale
     1.055%                        12/04/04             1,843        1,842,260
Westdeutsche Landesbank A.G.
     1.091%                        09/23/04               281          280,724
                                                                  ------------
                                                                    34,938,517
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $76,321,683)                                                76,321,683
                                                                  ------------
TOTAL INVESTMENTS -- 114.1%
  (Cost $466,699,033)                                              613,253,848
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (14.1%)
Dividends receivable and other assets                                  468,130
Receivable for securities sold                                       5,952,987
Receivable for capital stock sold                                      382,778
Payable upon return of collateral on securities loaned             (76,321,683)
Payable for securities purchased                                    (5,371,105)
Payable for capital stock redeemed                                    (440,595)
Accrued expenses                                                      (564,685)
                                                                  ------------
                                                                   (75,894,173)
                                                                  ------------

NET ASSETS -- 100.0%
Applicable to 20,769,302 Institutional Shares,
  2,763,880 N Shares, 136,818 A Shares, and
  23,124 B Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                           $537,359,675
                                                                  ============


                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($472,228,090/20,769,302)                                             $22.74
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($61,578,859/2,763,880)                             $22.28
                                                                        ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($3,047,180/136,818)                                      $22.27
                                                                        ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($22.27/0.945) (NOTE 5)                                   $23.57
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($505,546/23,124)                                         $21.86
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $466,747,012
                                                                  ============
    Gross Appreciation                                            $153,021,930
    Gross Depreciation                                              (6,515,094)
                                                                  ------------
    Net Appreciation                                              $146,506,836
                                                                  ============
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $73,464,650, and the total market value of the collateral held by the portfolio is $76,321,683.
ADR -- American Depositary Receipt.


                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK -- 98.1%
AEROSPACE & DEFENSE -- 2.8%
Curtiss-Wright Corp.                                   48,760     $  2,194,688
United Defense Industries, Inc.*                      159,600        5,088,048
World Fuel Services Corp.                              45,000        1,527,750
                                                                  ------------
                                                                     8,810,486
                                                                  ------------
AIRLINES -- 0.9%
AirTran Holdings, Inc.*                                82,100          976,990
Mesa Air Group, Inc.* a                               155,000        1,940,600
                                                                  ------------
                                                                     2,917,590
                                                                  ------------
AUTO COMPONENTS -- 0.4%
Bandag, Inc.                                           29,800        1,227,760
                                                                  ------------
AUTOMOBILES -- 0.4%
Asbury Automotive Group, Inc.*                         67,100        1,201,761
                                                                  ------------
BANKS -- 8.1%
BancorpSouth, Inc.                                     75,150        1,782,558
BankAtlantic Bancorp, Inc. Class A                    106,400        2,021,600
Colonial BancGroup, Inc.                              114,200        1,977,944
Downey Financial Corp.                                 62,650        3,088,645
East West Bancorp, Inc.                                54,550        2,928,244
First BanCorp                                          38,750        1,532,562
Flagstar Bancorp, Inc. a                              173,900        3,724,938
Irwin Financial Corp.                                 136,650        4,290,810
Netbank, Inc.                                         127,550        1,702,793
Pacific Capital Bancorp                                32,700        1,204,014
R & G Financial Corp. Class B                          42,700        1,699,460
                                                                  ------------
                                                                    25,953,568
                                                                  ------------
BUILDING PRODUCTS -- 0.9%
M/I Schottenstein Homes, Inc.                          74,150        2,895,557
                                                                  ------------
CASINOS -- 0.4%
Ameristar Casinos, Inc.*                               53,150        1,300,580
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
Banta Corp.                                           110,050        4,457,025
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 0.8%
Ditech Communications Corp.*                          130,000        2,483,000
                                                                  ------------
COMPUTERS & PERIPHERALS -- 2.0%
Advanced Digital Information Corp.*                   273,650        3,831,100
Intergraph Corp.*                                     109,250        2,613,260
                                                                  ------------
                                                                     6,444,360
                                                                  ------------
CONTAINERS & PACKAGING -- 1.2%
Owens-Illinois, Inc.*                                 310,900        3,696,601
                                                                  ------------
DISTRIBUTORS -- 0.8%
Brightpoint, Inc.*                                     38,000          655,500
Handleman Co.                                          92,550        1,900,051
                                                                  ------------
                                                                     2,555,551
                                                                  ------------
DIVERSIFIED FINANCIALS -- 10.1%
Accredited Home Lenders Holding Co.*                   83,000        2,539,800
Arch Capital Group, Ltd.* a                            48,450        1,931,217
CompuCredit Corp.*                                     93,850        1,997,128


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS (CONTINUED)
Friedman, Billings, Ramsey Group, Inc.
  Class A                                             269,580     $  6,221,906
Hugoton Royalty Trust                                 112,250        2,456,030
Impac Mortgage Holdings, Inc.                         106,100        1,932,081
New Century Financial Corp. a                         163,650        6,491,995
San Juan Basin Royalty Trust                          279,550        6,063,440
Westcorp                                               69,850        2,553,018
                                                                  ------------
                                                                    32,186,615
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.1%
Commonwealth Telephone Enterprises,
  Inc.* a                                              53,200        2,008,300
Embratel Participacoes S.A. ADR a                      88,150        1,464,171
                                                                  ------------
                                                                     3,472,471
                                                                  ------------
ELECTRIC UTILITIES -- 1.7%
Cleco Corp. a                                         190,000        3,416,200
Westar Energy, Inc.                                   105,450        2,135,362
                                                                  ------------
                                                                     5,551,562
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.6%
Acuity Brands, Inc.                                    77,000        1,986,600
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.3%
Analogic Corp.                                         23,000          943,000
Benchmark Electronics, Inc.*                          140,100        4,876,881
Checkpoint Systems, Inc.*                             116,900        2,210,579
KEMET Corp.*                                          198,300        2,714,727
Trimble Navigation, Ltd.*                              77,100        2,871,204
                                                                  ------------
                                                                    13,616,391
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
Denbury Resources, Inc.*                              104,800        1,457,768
Kinder Morgan Management, L.L.C.*                      38,292        1,645,034
Veritas DGC, Inc.*                                     67,600          708,448
                                                                  ------------
                                                                     3,811,250
                                                                  ------------
FOOD PRODUCTS -- 2.1%
Chiquita Brands International, Inc.* a                225,000        5,069,250
Pilgrim's Pride Corp.                                 106,550        1,739,961
                                                                  ------------
                                                                     6,809,211
                                                                  ------------
GAS UTILITIES -- 3.5%
ONEOK, Inc. a                                         213,300        4,709,664
Peoples Energy Corp.                                   79,950        3,361,098
WGL Holdings, Inc.                                    107,150        2,977,698
                                                                  ------------
                                                                    11,048,460
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
American Medical Systems Holdings, Inc.*               73,000        1,591,400
Cooper Cos., Inc. a                                   120,650        5,686,234
                                                                  ------------
                                                                     7,277,634
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 6.5%
Kindred Healthcare, Inc.*                              86,650        4,504,067
Owens & Minor, Inc.                                   125,150        2,742,036
PacifiCare Health Systems, Inc.* a                     68,100        4,603,560


                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Sierra Health Services, Inc.*                          85,950     $  2,359,328
Sunrise Senior Living, Inc.* a                          55,950        2,167,503
Tanox, Inc.*                                          121,800        1,808,730
VISX,  Inc.*                                          116,150        2,688,873
                                                                  ------------
                                                                    20,874,097
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 2.3%
Bob Evans Farms, Inc.                                  59,250        1,923,255
Landry's Restaurants, Inc.                            123,800        3,184,136
Papa John's International, Inc.*                       67,900        2,266,502
                                                                  ------------
                                                                     7,373,893
                                                                  ------------
HOUSEHOLD DURABLES -- 1.6%
Toro Co.                                              110,750        5,138,800
                                                                  ------------
INSURANCE -- 7.3%
AmerUs Group Co. a                                    164,200        5,742,074
Delphi Financial Group, Inc. Class A                   59,535        2,143,260
Fremont General Corp.                                 295,850        5,002,824
IPC Holdings, Ltd.                                     47,100        1,834,074
LandAmerica Financial Group, Inc.                      84,900        4,436,874
Stewart Information Services Corp.                     70,400        2,854,720
UICI*                                                 100,850        1,339,288
                                                                  ------------
                                                                    23,353,114
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 0.3%
United Online, Inc.* a                                 47,975          805,500
                                                                  ------------
IT CONSULTING & SERVICES -- 0.8%
Gartner, Inc. Class B*                                232,850        2,533,408
                                                                  ------------
MACHINERY -- 2.9%
Graco, Inc.                                            81,655        3,274,365
JLG Industries, Inc.                                  123,350        1,878,621
UNOVA, Inc.*                                          179,950        4,129,853
                                                                  ------------
                                                                     9,282,839
                                                                  ------------
MARINE -- 3.5%
Frontline, Ltd.                                       213,000        5,425,110
General Maritime Corp.*                               166,650        2,933,040
Overseas Shipholding Group, Inc.                       78,650        2,678,033
                                                                  ------------
                                                                    11,036,183
                                                                  ------------
METALS & MINING -- 2.5%
Cleveland-Cliffs, Inc.*                               110,000        5,604,500
Steel Dynamics, Inc.*                                 100,600        2,363,094
                                                                  ------------
                                                                     7,967,594
                                                                  ------------
MULTILINE RETAIL -- 0.8%
ShopKo Stores, Inc.*                                  173,100        2,639,775
                                                                  ------------
OFFICE ELECTRONICS -- 1.7%
Ikon Office Solutions, Inc.                           443,850        5,264,061
                                                                  ------------
OIL & GAS -- 6.6%
Houston Exploration Co.*                               73,350        2,678,742
Nuevo Energy Co.*                                     124,850        3,017,624


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Patina Oil & Gas Corp.                                 82,493     $  4,041,332
Stone Energy Corp.*                                   119,350        5,066,408
Tesoro Petroleum Corp.*                               420,000        6,119,400
                                                                  ------------
                                                                    20,923,506
                                                                  ------------
PAPER & FOREST PRODUCTS -- 0.4%
Potlatch Corp.                                         40,000        1,390,800

PHARMACEUTICALS -- 1.6%
Alpharma, Inc. Class A                                168,100        3,378,810
Impax Laboratories, Inc.*                             118,150        1,700,179
                                                                  ------------
                                                                     5,078,989
                                                                  ------------
REAL ESTATE -- 2.5%
Corporate Office Properties Trust                      73,800        1,549,800
LNR Property Corp. a                                   40,610        2,010,601
Pan Pacific Retail Properties, Inc.                    29,650        1,412,822
Redwood Trust, Inc.                                    29,350        1,492,448
Winston Hotels, Inc.                                  144,450        1,473,390
                                                                  ------------
                                                                     7,939,061
                                                                  ------------
ROAD & RAIL -- 2.0%
Dollar Thrifty Automotive Group, Inc.*                 93,950        2,437,063
Landstar System, Inc.*                                 67,800        2,579,112
UTI Worldwide, Inc.                                    39,500        1,498,235
                                                                  ------------
                                                                     6,514,410
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.6%
Standard Microsystems Corp.*                           77,700        1,965,810
                                                                  ------------
SPECIALTY RETAIL -- 5.4%
PETCO Animal Supplies, Inc.*                          169,950        5,174,978
United Auto Group, Inc.*                              135,150        4,230,195
United Rentals, Inc.*                                 288,150        5,549,769
Zale Corp.*                                            42,350        2,253,020
                                                                  ------------
                                                                    17,207,962
                                                                  ------------
TEXTILES & APPAREL -- 1.1%
Tommy Hilfiger Corp.*                                 230,000        3,406,300
                                                                  ------------
TOBACCO -- 0.7%
Universal Corp.                                        54,050        2,387,389
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $237,540,138)                                              312,787,524
                                                                  ------------
TEMPORARY INVESTMENTS -- 1.9%
Dreyfus Cash Management Plus #719                      27,982           27,982
Goldman Sachs Financial Square
  Money Market Portfolio                            6,046,539        6,046,539
J.P. Morgan Institutional Prime
  Money Market Portfolio                               54,272           54,272
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $6,128,793)                                                  6,128,793
                                                                  ------------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 13.2%
COMMERCIAL PAPER -- 0.8%
Amsterdam Funding Corp.
     1.100%                        01/05/04           $    84     $     83,876
Concord Minuteman Capital Co., L.L.C.
     1.110%                        01/12/04             1,442        1,439,068
Lexington Parker Capital Co.
     1.100%                        01/12/04             1,048        1,045,589
                                                                  ------------
                                                                     2,568,533
                                                                  ------------
REPURCHASE AGREEMENTS -- 1.2%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $3,960,113 (Collateralized
  by $4,858,618 FHLMC, FNMA and GNMA
  1.450% to 6.000%, due from 11/01/17
  to 12/01/33. The market value is
  $4,078,764.)                    01/02/04              3,960        3,959,893
                                                                  ------------
TIME DEPOSITS -- 4.8%
Canadian Imperial Bank
     0.938%                        01/02/04             4,785        4,785,212
Chase Manhattan Bank
     0.875%                        01/02/04               856          855,787
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04             9,570        9,570,424
UBS Bank
     0.938%                        01/02/04                99           99,330
                                                                  ------------
                                                                    15,310,753
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 6.4%
American Express Credit Corp.
  Medium-Term Note
     1.144%                        04/16/04             1,544        1,543,910
Bear Stearns Cos., Inc. Medium-Term
  Notes Series B
     1.120%                        01/16/04               525          525,389
Goldman Sachs Group, Inc.
     1.140%                        03/08/04             1,684        1,684,196
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/05/04             3,961        3,960,899
     1.130%                        01/08/04             1,817        1,816,614
Morgan Stanley
     1.080%                        03/12/04               140          140,289
Societe Generale
     1.055%                        12/04/04             6,770        6,768,873
Westdeutsche Landesbank A.G.
     1.091%                        09/23/04             2,906        2,905,110
     1.120%                        10/12/04               899          898,972
                                                                  ------------
                                                                    20,244,252
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $42,083,431)                                                42,083,431
                                                                  ------------
TOTAL INVESTMENTS -- 113.2%
  (Cost $285,752,362)                                              360,999,748
                                                                  ------------


                                                                     VALUE+
                                                                  ------------

OTHER ASSETS AND LIABILITIES -- (13.2%)
Dividends receivable and other assets                             $    427,363
Receivable for capital stock sold                                      177,035
Payable upon return of collateral on securities loaned             (42,083,431)
Payable for capital stock redeemed                                    (323,692)
Accrued expenses                                                      (265,954)
                                                                  ------------
                                                                   (42,068,679)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 6,843,918 Institutional Shares,
  171,197 N Shares, 34,658 A Shares, and
  22,011.203 B Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                           $318,931,069
                                                                  ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($308,693,315/6,843,918)                                              $45.10
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($7,701,592/171,197)                                $44.99
                                                                        ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($1,557,001/34,658)                                       $44.92
                                                                        ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($44.92/0.945) (NOTE 5)                                   $47.53
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($979,161/22,011.203)                                     $44.48
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $286,398,886
                                                                  ============
    Gross Appreciation                                            $ 77,978,145
    Gross Depreciation                                              (3,377,283)
                                                                  ------------
    Net Appreciation                                              $ 74,600,862
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $40,357,120, and the total market value of the collateral held by the portfolio is $42,083,431.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK -- 98.7%
AEROSPACE & DEFENSE -- 1.8%
Boeing Co.                                             30,189     $  1,272,164
General Dynamics Corp.                                  7,116          643,215
Goodrich Corp.                                          4,240          125,885
Honeywell International, Inc.                          30,946        1,034,525
Lockheed Martin Corp. a                                16,187          832,012
Northrop Grumman Holdings Corp. a                       6,551          626,276
Raytheon Co.                                           14,995          450,450
Rockwell Collins, Inc.                                  6,323          189,880
United Technologies Corp.                              16,946        1,605,972
                                                                  ------------
                                                                     6,780,379
                                                                  ------------
AIR FREIGHT & COURIERS -- 1.0%
FedEx Corp. a                                          10,751          725,693
United Parcel Service Class B a                        40,400        3,011,820
                                                                  ------------
                                                                     3,737,513
                                                                  ------------
AIRLINES -- 0.1%
Delta Air Lines, Inc.                                   4,396           51,917
Southwest Airlines Co.                                 28,308          456,891
                                                                  ------------
                                                                       508,808
                                                                  ------------
ALCOHOLIC BEVERAGES -- 0.4%
Anheuser-Busch Cos., Inc.                              29,255        1,541,153
Coors Adolph Co. Class B                                1,345           75,455
                                                                  ------------
                                                                     1,616,608
                                                                  ------------
AUTO COMPONENTS -- 0.2%
Cooper Tire & Rubber Co.                                2,667           57,020
Dana Corp.                                              5,304           97,328
Delphi Automotive Systems Corp.                        20,084          205,058
Goodyear Tire & Rubber Co.*                             6,325           49,715
Johnson Controls, Inc.                                  3,215          373,326
Visteon Corp.                                           4,690           48,823
                                                                  ------------
                                                                       831,270
                                                                  ------------
AUTOMOBILES -- 0.8%
AutoNation, Inc.* a                                     9,900          181,863
Ford Motor Co. a                                       65,722        1,051,552
General Motors Corp. a                                 20,169        1,077,025
Harley-Davidson, Inc. a                                10,925          519,265
                                                                  ------------
                                                                     2,829,705
                                                                  ------------
BANKS -- 7.2%
AmSouth Bancorp                                        12,608          308,896
Bank of America Corp. a                                53,339        4,290,056
Bank of New York Co., Inc. a                           27,787          920,305
Bank One Corp.                                         40,110        1,828,615
BB&T Corp.                                             19,646          759,121
Charter One Financial, Inc.                             8,012          276,815
Comerica, Inc.                                          6,273          351,664
Fifth Third Bancorp                                    20,384        1,204,694
First Tennessee National Corp.                          4,517          199,200
FleetBoston Financial Corp.                            37,897        1,654,204
Golden West Financial Corp.                             5,495          567,029
Huntington Bancshares, Inc.                             8,173          183,892
Keycorp                                                15,018          440,328
Marshall & Ilsley Corp.                                 8,170          312,502
Mellon Financial Corp.                                 15,410          494,815


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
BANKS (CONTINUED)
National City Corp.                                    21,825     $    740,740
North Fork Bancorp., Inc.                               5,400          218,538
Northern Trust Corp.                                    7,923          367,786
PNC Financial Services Group, Inc.                      9,972          545,768
Regions Financial Corp.                                 7,934          295,145
Southtrust Corp.                                       11,930          390,469
Suntrust Banks, Inc.                                   10,097          721,936
Synovus Financial Corp. a                              10,837          313,406
U.S. Bancorp                                           69,293        2,063,546
Union Planters Corp.                                    6,732          211,991
Wachovia Corp.                                         47,567        2,216,147
Washington Mutual, Inc.                                32,302        1,295,956
Wells Fargo & Co.                                      60,769        3,578,686
Zions Bancorp                                           3,276          200,917
                                                                  ------------
                                                                    26,953,167
                                                                  ------------
BEVERAGES -- 2.2%
Brown-Forman Corp. Class B a                            2,144          200,357
Coca-Cola Co.                                          88,074        4,469,755
Coca-Cola Enterprises, Inc.                            16,333          357,203
Pepsi Bottling Group, Inc.                              9,466          228,888
Pepsico, Inc.                                          61,655        2,874,356
                                                                  ------------
                                                                     8,130,559
                                                                  ------------
BIOTECHNOLOGY -- 1.2%
Amgen, Inc.*                                           46,291        2,860,784
Biogen IDEC, Inc.* a                                   11,803          434,114
Chiron Corp.* a                                         6,694          381,491
Genzyme Corp.* a                                        8,062          397,779
MedImmune, Inc.*                                        8,934          226,924
                                                                  ------------
                                                                     4,301,092
                                                                  ------------
BUILDING PRODUCTS -- 0.1%
Crane Co.                                               2,098           64,492
Masco Corp.                                            16,663          456,733
                                                                  ------------
                                                                       521,225
                                                                  ------------
CASINOS -- 0.2%
Harrah's Entertainment, Inc.                            4,007          199,428
International Game Technology a                        12,404          442,823
                                                                  ------------
                                                                       642,251
                                                                  ------------
CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                          8,125          429,244
Dow Chemical Co.                                       33,021        1,372,683
E.I. du Pont de Nemours & Co.                          35,790        1,642,403
Eastman Chemical Co. a                                  2,761          109,142
Ecolab, Inc.                                            9,256          253,337
Engelhard Corp.                                         4,458          133,517
Great Lakes Chemical Corp. a                            1,831           49,785
Hercules, Inc.*                                         4,021           49,056
International Flavors & Fragrances, Inc.                3,404          118,868
Monsanto Co.                                            9,367          269,582
P.P.G. Industries, Inc.                                 6,071          388,666
Praxair, Inc.                                          11,672          445,870
Rohm & Haas Co.                                         8,037          343,260
Sigma-Aldrich Corp. a                                   2,484          142,035
                                                                  ------------
                                                                     5,747,448
                                                                  ------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES -- 1.0%
Allied Waste Industries, Inc.*                         11,490     $    159,481
Apollo Group, Inc. Class A* a                           6,343          431,324
Avery Dennison Corp.                                    3,997          223,912
Cendant Corp.*                                         36,419          811,051
Cintas Corp. a                                          6,110          306,294
Deluxe Corp.                                            1,802           74,477
Equifax, Inc.                                           5,022          123,039
H & R Block, Inc. a                                     6,390          353,814
Pitney Bowes, Inc.                                      8,352          339,258
R.R. Donnelley & Sons Co.                               4,098          123,555
Robert Half International, Inc.*                        6,166          143,915
Waste Management, Inc.                                 20,921          619,262
                                                                  ------------
                                                                     3,709,382
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 2.9%
ADC Telecommunications, Inc.*                          28,900           85,833
Andrew Corp.* a                                         5,495           63,248
Avaya, Inc.*                                           15,000          194,100
CIENA Corp.* a                                         17,058          113,265
Cisco Systems, Inc.*                                  247,925        6,022,098
Comverse Technology, Inc.*                              6,931          121,916
Corning, Inc.*                                         47,700          497,511
JDS Uniphase Corp.*                                    51,515          188,030
Lucent Technologies, Inc.*                            150,600          427,704
Motorola, Inc.                                         83,566        1,175,774
Qualcomm, Inc.                                         28,740        1,549,948
Scientific-Atlanta, Inc.                                5,448          148,730
Tellabs, Inc.*                                         15,019          126,610
                                                                  ------------
                                                                    10,714,767
                                                                  ------------
COMPUTERS & PERIPHERALS -- 3.8%
Apple Computer, Inc.*                                  13,037          278,601
Dell, Inc.*                                            91,923        3,121,705
EMC Corp.*                                             86,307        1,115,087
Gateway, Inc.*                                         11,669           53,677
Hewlett-Packard Co.                                   109,457        2,514,227
International Business Machines Corp.                  61,764        5,724,288
Lexmark International, Inc. Class A*                    4,597          361,508
NCR Corp.* a                                            3,351          130,019
Network Appliance, Inc.* a                             12,395          254,469
Sun Microsystems, Inc.*                               117,268          526,533
                                                                  ------------
                                                                    14,080,114
                                                                  ------------
CONSTRUCTION & ENGINEERING -- 0.0%
Fluor Corp. a                                           2,914          115,511
                                                                  ------------
CONSTRUCTION MATERIALS -- 0.1%
Vulcan Materials Co.                                    3,688          175,438
                                                                  ------------
CONTAINERS & PACKAGING -- 0.2%
Ball Corp.                                              2,059          122,654
Bemis Co., Inc.                                         1,867           93,350
Pactiv Corp.*                                           5,662          135,322
Sealed Air Corp.*                                       3,021          163,557
Temple Inland, Inc.                                     1,904          119,324
                                                                  ------------
                                                                       634,207
                                                                  ------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.                                       6,286          208,695
                                                                  ------------


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS -- 8.3%
AMBAC Financial Group, Inc.                             3,822     $    265,208
American Express Co.                                   46,190        2,227,744
Bear Stearns Cos., Inc. a                               3,559          284,542
Capital One Financial Corp. a                           8,302          508,829
Charles Schwab Corp.                                   48,720          576,845
Citigroup, Inc.                                       185,228        8,990,967
Countrywide Credit Industries, Inc.                     6,633          503,113
Equity Residential Properties Trust                     9,923          292,828
Fannie Mae                                             34,849        2,615,766
Federated Investors, Inc. Class B                       3,900          114,504
Franklin Resources, Inc.                                9,016          469,373
Freddie Mac                                            24,978        1,456,717
Goldman Sachs Group, Inc. a                            17,000        1,678,410
J.P. Morgan Chase & Co.                                73,215        2,689,187
Janus Capital Group, Inc.                               8,658          142,078
Lehman Brothers Holdings, Inc. a                        9,768          754,285
MBNA Corp.                                             45,843        1,139,198
Merrill Lynch & Co., Inc.                              33,984        1,993,162
Moody's Corp.                                           5,303          321,097
Morgan Stanley a                                       38,936        2,253,226
Principal Financial Group, Inc.                        11,600          383,612
Providian Financial Corp.*                             10,423          121,324
SLM Corp.                                              16,183          609,775
State Street Corp.                                     11,997          624,804
T. Rowe Price Group, Inc. a                             4,499          213,298
                                                                  ------------
                                                                    31,229,892
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.9%
Alltel Corp.                                           11,181          520,811
AT&T Corp. a                                           28,355          575,606
BellSouth Corp.                                        66,382        1,878,611
CenturyTel, Inc.                                        5,154          168,123
Citizens Communications Co.*                           10,225          126,994
Qwest Communications International, Inc.*              63,449          274,100
SBC Communications, Inc.                              118,883        3,099,280
Sprint Corp. (FON Group)                               32,487          533,437
Verizon Communications, Inc.                           99,210        3,480,287
                                                                  ------------
                                                                    10,657,249
                                                                  ------------
ELECTRIC UTILITIES -- 2.4%
AES Corp.*                                             22,400          211,456
Allegheny Energy, Inc.* a                               4,567           58,275
Ameren Corp.                                            5,799          266,754
American Electric Power Co., Inc.                      14,183          432,723
Calpine Corp.*                                         14,800           71,188
Centerpoint Energy, Inc.                               11,014          106,726
Cinergy Corp. a                                         6,371          247,258
CMS Energy Corp.* a                                     5,809           49,493
Consolidated Edison, Inc.                               8,064          346,833
Constellation Energy Group, Inc.                        5,960          233,394
Dominion Resources, Inc.                               11,629          742,279
DTE Energy Co.                                          6,017          237,070
Duke Energy Corp. a                                    32,594          666,547
Edison International*                                  11,738          257,414
Entergy Corp.                                           8,245          471,037
Exelon Corp.                                           11,710          777,076
F.P.L. Group, Inc.                                      6,600          431,772
FirstEnergy Corp.                                      11,819          416,029
PG&E Corp.* a                                          14,942          414,939


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Pinnacle West Capital Corp.                             3,266     $    130,705
PPL Corp. a                                             6,389          279,519
Progress Energy, Inc.                                   8,756          396,296
Public Service Enterprise Group, Inc. a                 8,482          371,512
Southern Co.                                           26,275          794,819
Teco Energy, Inc. a                                     6,781           97,714
TXU Corp. a                                            11,671          276,836
Xcel Energy, Inc. a                                    14,307          242,933
                                                                  ------------
                                                                     9,028,597
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.4%
American Power Conversion Corp.                         7,133          174,402
Cooper Industries, Ltd. Class A                         3,385          196,093
Emerson Electric Co. a                                 15,078          976,300
Power-One, Inc.*                                        3,031           32,826
Rockwell International Corp.                            6,658          237,025
Thomas & Betts Corp.*                                   2,126           48,664
                                                                  ------------
                                                                     1,665,310
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
Agilent Technologies, Inc.* a                          17,060          498,834
Applera Corp.-Applied Biosystems Group a                7,477          154,849
Jabil Circuit, Inc.*                                    7,132          201,836
Millipore Corp.*                                        1,751           75,381
Molex, Inc. a                                           6,876          239,904
PerkinElmer, Inc.                                       4,577           78,129
Sanmina-SCI Corp.*                                     18,536          233,739
Solectron Corp.*                                       30,063          177,672
Symbol Technologies, Inc.                               8,289          140,001
Tektronix, Inc.                                         3,022           95,495
Thermo Electron Corp.*                                  5,862          147,722
Waters Corp.*                                           4,329          143,550
                                                                  ------------
                                                                     2,187,112
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 0.7%
Baker Hughes, Inc.                                     12,071          388,203
BJ Services Co.*                                        5,700          204,630
Halliburton Co.                                        15,760          409,760
Nabors Industries, Ltd.* a                              5,263          218,415
Rowan Cos., Inc.*                                       3,348           77,573
Schlumberger, Ltd.                                     21,068        1,152,841
Transocean Sedco Forex, Inc.* a                        11,536          276,979
                                                                  ------------
                                                                     2,728,401
                                                                  ------------
FOOD & DRUG RETAILING -- 3.4%
Albertson's, Inc. a                                    13,156          297,983
Costco Wholesale Corp.* a                              16,466          612,206
CVS Corp.                                              14,190          512,543
Kroger Co.*                                            26,760          495,327
Safeway, Inc.*                                         15,837          346,989
SUPERVALU, Inc.                                         4,779          136,632
Sysco Corp.                                            23,254          865,746
Wal-Mart Stores, Inc.                                 155,379        8,242,856
Walgreen Co. a                                         36,856        1,340,821
Winn-Dixie Stores, Inc. a                               5,127           51,014
                                                                  ------------
                                                                    12,902,117
                                                                  ------------


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
FOOD PRODUCTS -- 1.2%
Archer-Daniels-Midland Co.                             23,219     $    353,393
Campbell Soup Co. a                                    14,706          394,121
ConAgra Foods, Inc.                                    19,272          508,588
General Mills, Inc. a                                  13,377          605,978
H.J. Heinz Co.                                         12,604          459,164
Hershey Foods Corp.                                     4,720          363,393
Kellogg Co.                                            14,645          557,681
McCormick & Co., Inc.                                   5,000          150,500
Sara Lee Corp.                                         28,331          615,066
Wm. Wrigley Jr., Co.                                    8,047          452,322
                                                                  ------------
                                                                     4,460,206
                                                                  ------------
GAS UTILITIES -- 0.3%
El Paso Corp. a                                        21,816          178,673
KeySpan Corp.                                           5,692          209,466
Kinder Morgan, Inc.                                     4,409          260,572
Nicor, Inc.                                             1,586           53,987
NiSource, Inc.                                          9,464          207,640
Peoples Energy Corp.                                    1,298           54,568
Sempra Energy a                                         8,146          244,869
                                                                  ------------
                                                                     1,209,775
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
Bausch & Lomb, Inc.                                     1,877           97,416
Baxter International, Inc.                             21,914          668,815
Becton, Dickinson & Co.                                 9,108          374,703
Biomet, Inc.                                            9,193          334,717
Boston Scientific Corp.* a                             29,442        1,082,288
C.R. Bard, Inc.                                         1,860          151,125
Guidant Corp.                                          11,204          674,481
Medtronic, Inc.                                        43,489        2,114,000
St. Jude Medical, Inc.*                                 6,160          377,916
Stryker Corp. a                                         7,176          610,032
Zimmer Holdings, Inc.* a                                8,666          610,087
                                                                  ------------
                                                                     7,095,580
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.7%
Aetna, Inc.                                             5,439          367,568
AmerisourceBergen Corp.                                 4,000          224,600
Anthem, Inc.* a                                         5,000          375,000
Cardinal Health, Inc. a                                15,539          950,365
Cigna Corp.                                             5,017          288,478
Express Scripts, Inc.* a                                2,800          186,004
HCA, Inc. a                                            17,791          764,301
Health Management Associates, Inc. Class A a            8,569          205,656
Humana, Inc.*                                           5,768          131,799
IMS Health, Inc. a                                      8,620          214,293
Manor Care, Inc.                                        3,177          109,829
McKesson Corp.                                         10,459          336,361
Quest Diagnostics, Inc.* a                              3,700          270,507
Tenet Healthcare Corp.*                                16,692          267,907
UnitedHealth Group, Inc. a                             21,036        1,223,874
WellPoint Health Networks, Inc.*                        5,503          533,736
                                                                  ------------
                                                                     6,450,278
                                                                  ------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
HOTELS, RESTAURANTS & LEISURE -- 1.1%
Carnival Corp. a                                       22,625     $    898,891
Darden Restaurants, Inc. a                              5,875          123,610
Hilton Hotels Corp.                                    13,636          233,585
Marriott International, Inc. Class A a                  8,339          385,262
McDonald's Corp.                                       45,574        1,131,602
Starbucks Corp.*                                       14,021          463,534
Starwood Hotels & Resorts Worldwide, Inc.               7,256          260,998
Wendy's International, Inc.                             4,073          159,825
Yum! Brands, Inc.*                                     10,540          362,576
                                                                  ------------
                                                                     4,019,883
                                                                  ------------
HOUSEHOLD DURABLES -- 0.5%
American Greetings Corp. Class A*                       2,365           51,722
Black & Decker Corp. a                                  2,782          137,208
Centex Corp.                                            2,264          243,720
Fortune Brands, Inc.                                    5,203          371,962
KB Home                                                 1,628          118,063
Leggett & Platt, Inc.                                   6,871          148,620
Maytag Corp.                                            2,849           79,345
Newell Rubbermaid, Inc.                                 9,871          224,763
Pulte Homes, Inc.                                       2,230          208,773
Snap-On, Inc.                                           2,133           68,768
Stanley Works, Inc.                                     2,913          110,315
Tupperware Corp.                                        2,110           36,587
Whirlpool Corp. a                                       2,522          183,223
                                                                  ------------
                                                                     1,983,069
                                                                  ------------
HOUSEHOLD PRODUCTS -- 1.9%
Clorox Co. a                                            7,581          368,133
Colgate-Palmolive Co.                                  19,316          966,766
Kimberly-Clark Corp.                                   18,139        1,071,833
Procter & Gamble Co.                                   46,529        4,647,317
                                                                  ------------
                                                                     7,054,049
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 4.2%
General Electric Co.                                  360,592       11,171,140
Textron, Inc.                                           4,871          277,939
3M Co.                                                 28,182        2,396,315
Tyco International, Ltd. a                             71,829        1,903,469
                                                                  ------------
                                                                    15,748,863
                                                                  ------------
INSURANCE -- 4.5%
ACE, Ltd.                                              10,043          415,981
AFLAC, Inc.                                            18,408          666,001
Allstate Corp.                                         25,266        1,086,943
American International Group, Inc.                     93,665        6,208,116
Aon Corp. a                                            11,278          269,995
Chubb Corp.                                             6,711          457,019
Cincinnati Financial Corp.                              5,749          240,768
Hartford Financial Services Group, Inc.                10,205          602,401
Jefferson-Pilot Corp.                                   5,066          256,593
John Hancock Financial Services, Inc.                  10,364          388,650
Lincoln National Corp.                                  6,392          258,045
Loews Corp.                                             6,673          329,980
Marsh & McLennan Cos., Inc.                            19,020          910,868
MBIA, Inc.                                              5,196          307,759


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
MetLife, Inc.                                          27,256     $    917,710
MGIC Investment Corp.                                   3,490          198,721
Progressive Corp.                                       7,735          646,569
Prudential Financial, Inc. a                           19,400          810,338
Safeco Corp.                                            4,974          193,638
St. Paul Cos., Inc.                                     8,160          323,544
Torchmark Corp.                                         4,032          183,617
Travelers Property Casualty Corp. Class B              36,123          613,007
UnumProvident Corp.                                    10,665          168,187
XL Capital, Ltd. Class A                                4,903          380,228
                                                                  ------------
                                                                    16,834,678
                                                                  ------------
INTERNET & CATALOG RETAIL -- 0.4%
eBay, Inc.*                                            23,200        1,498,488
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 0.3%
Sabre Holdings Corp. Class A                            5,156          111,318
Yahoo!, Inc.* a                                        23,601        1,066,057
                                                                  ------------
                                                                     1,177,375
                                                                  ------------
IT CONSULTING & SERVICES -- 1.1%
Automatic Data Processing, Inc.                        21,305          843,891
Computer Sciences Corp.*                                6,754          298,729
Concord EFS, Inc.*                                     16,719          248,110
Convergys Corp.*                                        5,135           89,657
Electronic Data Systems Corp.                          17,298          424,493
First Data Corp. a                                     26,176        1,075,572
Fiserv, Inc.*                                           6,918          273,330
Paychex, Inc.                                          13,577          505,064
SunGard Data Systems, Inc.*                            10,300          285,413
Unisys Corp.* a                                        11,877          176,374
                                                                  ------------
                                                                     4,220,633
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Brunswick Corp.                                         3,320          105,676
Eastman Kodak Co. a                                    10,259          263,348
Hasbro, Inc.                                            6,249          132,979
Mattel, Inc.                                           15,462          297,953
                                                                  ------------
                                                                       799,956
                                                                  ------------
MACHINERY -- 1.5%
American Standard Cos., Inc.*                           2,644          266,251
Caterpillar, Inc.                                      12,509        1,038,497
Cummins Engine Co., Inc. a                              1,486           72,725
Danaher Corp. a                                         5,516          506,093
Deere & Co.                                             8,573          557,674
Dover Corp.                                             7,251          288,227
Eaton Corp.                                             2,719          293,598
Illinois Tool Works, Inc.                              11,019          924,604
Ingersoll-Rand Co. Class A                              6,240          423,571
ITT Industries, Inc.                                    3,349          248,529
Navistar International Corp.* a                         2,482          118,863
Paccar, Inc.                                            4,141          352,482
Pall Corp.                                              4,441          119,152
Parker-Hannifin Corp.                                   4,303          256,029
                                                                  ------------
                                                                     5,466,295
                                                                  ------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
MEDIA -- 4.0%
Clear Channel Communications, Inc.                     22,106     $  1,035,224
Comcast Corp. Class A*                                 80,784        2,655,370
Dow Jones & Co., Inc.                                   2,885          143,817
Gannett Co., Inc.                                       9,688          863,782
Interpublic Group of Cos., Inc.*                       14,901          232,456
Knight-Ridder, Inc.                                     2,840          219,731
McGraw-Hill Cos., Inc.                                  6,849          478,882
Meredith Corp.                                          1,817           88,688
Monster Worldwide, Inc.*                                4,025           88,389
New York Times Co. Class A                              5,390          257,588
Omnicom Group, Inc.                                     6,815          595,154
Time Warner, Inc.*                                    162,335        2,920,407
Tribune Co. a                                          11,220          578,952
Univision Communications, Inc. Class A*                11,625          461,396
Viacom, Inc. Class B                                   62,797        2,786,931
Walt Disney Co.                                        73,425        1,713,005
                                                                  ------------
                                                                    15,119,772
                                                                  ------------
METALS & MINING -- 0.8%
Alcoa, Inc.                                            31,037        1,179,406
Allegheny Technologies, Inc.                            2,913           38,510
Freeport-McMoRan Copper & Gold, Inc.
  Class B a                                             6,586          277,468
Newmont Mining Corp. a                                 15,511          753,990
Nucor Corp. a                                           2,789          156,184
Phelps Dodge Corp.* a                                   3,180          241,966
United States Steel Corp. a                             3,676          128,734
Worthington Industries, Inc.                            3,100           55,893
                                                                  ------------
                                                                     2,832,151
                                                                  ------------
MULTI-UTILITIES -- 0.1%
Dynegy, Inc. Class A*                                  13,500           57,780
Williams Cos., Inc.                                    18,600          182,652
                                                                  ------------
                                                                       240,432
                                                                  ------------
MULTILINE RETAIL -- 1.0%
Big Lots, Inc.*                                         4,210           59,824
Dillard's, Inc. Class A                                 3,018           49,676
Dollar General Corp.                                   12,127          254,546
Family Dollar Stores, Inc.                              6,149          220,626
Federated Department Stores, Inc.                       6,480          305,403
J.C. Penney Co., Inc. (Holding Co.)                     9,812          257,859
Kohls Corp.* a                                         12,238          549,976
May Department Stores Co. a                            10,316          299,886
Nordstrom, Inc.                                         4,952          169,854
Sears, Roebuck & Co.                                    9,081          413,095
Target Corp.                                           32,761        1,258,022
                                                                  ------------
                                                                     3,838,767
                                                                  ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.* a                                         28,456          392,693
                                                                  ------------
OIL & GAS -- 5.0%
Amerada Hess Corp.                                      3,179          169,027
Anadarko Petroleum Corp.                                8,968          457,458
Apache Corp.                                            5,829          472,732
Ashland, Inc.                                           2,496          109,974


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Burlington Resources, Inc.                              7,170     $    397,074
ChevronTexaco Corp.                                    38,402        3,317,549
ConocoPhillips                                         24,463        1,604,039
Devon Energy Corp.                                      8,307          475,659
EOG Resources, Inc.                                     4,154          191,790
Exxon Mobil Corp.                                     237,328        9,730,448
Kerr-McGee Corp.                                        3,580          166,434
Marathon Oil Corp.                                     11,106          367,497
Noble Corp.*                                            4,767          170,563
Occidental Petroleum Corp.                             13,840          584,602
Sunoco, Inc. a                                          2,804          143,425
Unocal Corp.                                            9,265          341,230
                                                                  ------------
                                                                    18,699,501
                                                                  ------------
PAPER & FOREST PRODUCTS -- 0.6%
Boise Cascade Corp.                                     3,106          102,063
Georgia Pacific Corp. a                                 9,145          280,477
International Paper Co.                                17,263          744,208
Louisiana-Pacific Corp.* a                              3,821           68,319
MeadWestvaco Corp.                                      7,170          213,308
Plum Creek Timber Co., Inc.                             6,587          200,574
Weyerhaeuser Co.                                        7,914          506,496
                                                                  ------------
                                                                     2,115,445
                                                                  ------------
PERSONAL PRODUCTS -- 0.5%
Alberto-Culver Co. Class B                              2,121          133,793
Avon Products, Inc.                                     8,517          574,812
Gillette Co.                                           36,320        1,334,034
                                                                  ------------
                                                                     2,042,639
                                                                  ------------
PHARMACEUTICALS -- 8.3%
Abbott Laboratories                                    56,131        2,615,705
Allergan, Inc. a                                        4,732          363,465
Bristol-Myers Squibb Co.                               69,664        1,992,390
Eli Lilly & Co.                                        40,310        2,835,002
Forest Laboratories, Inc.*                             13,092          809,086
Johnson & Johnson                                     106,559        5,504,838
King Pharmaceuticals, Inc.*                             8,623          131,587
Medco Health Solutions, Inc.*                           9,688          329,295
Merck & Co., Inc.                                      79,912        3,691,934
Pfizer, Inc.                                          274,031        9,681,515
Schering Plough Corp.                                  52,790          918,018
Watson Pharmaceuticals, Inc.* a                         3,863          177,698
Wyeth                                                  47,857        2,031,530
                                                                  ------------
                                                                    31,082,063
                                                                  ------------
REAL ESTATE -- 0.3%
Apartment Investment & Management Co.
  Class A                                               3,400          117,300
Equity Office Properties Trust                         14,391          412,302
ProLogis                                                6,500          208,585
Simon Property Group, Inc.                              6,900          319,746
                                                                  ------------
                                                                     1,057,933
                                                                  ------------
ROAD & RAIL -- 0.5%
Burlington Northern Santa Fe Corp.                     13,302          430,320
CSX Corp.                                               7,656          275,156


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
ROAD & RAIL (CONTINUED)
Norfolk Southern Corp.                                 13,978     $    330,580
Ryder System, Inc.                                      2,326           79,433
Union Pacific Corp.                                     9,168          636,993
                                                                  ------------
                                                                     1,752,482
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.2%
Advanced Micro Devices, Inc.*                          12,566          187,233
Altera Corp.*                                          13,634          309,492
Analog Devices, Inc.*                                  13,159          600,708
Applied Materials, Inc.* a                             59,671        1,339,614
Applied Micro Circuits Corp.*                          10,990           65,720
Broadcom Corp. Class A* a                              10,853          369,979
Intel Corp.                                           234,516        7,551,415
KLA-Tencor Corp.* a                                     6,963          408,519
Linear Technology Corp.                                11,173          470,048
LSI Logic Corp.*                                       13,640          120,987
Maxim Integrated Products, Inc.                        11,843          589,781
Micron Technology, Inc.* a                             21,943          295,572
National Semiconductor Corp.* a                         6,656          262,313
Novellus Systems, Inc.*                                 5,460          229,593
NVIDIA Corp.* a                                         5,810          135,083
PMC-Sierra, Inc.* a                                     6,224          125,414
QLogic Corp.* a                                         3,345          172,602
Teradyne, Inc.* a                                       6,907          175,783
Texas Instruments, Inc.                                62,167        1,826,467
Xilinx, Inc.* a                                        12,261          474,991
                                                                  ------------
                                                                    15,711,314
                                                                  ------------
SOFTWARE -- 4.6%
Adobe Systems, Inc. a                                   8,447          331,967
Autodesk, Inc.                                          4,004           98,418
BMC Software, Inc.* a                                   8,111          151,270
Citrix Systems, Inc.*                                   5,889          124,906
Computer Associates International, Inc. a              20,833          569,574
Compuware Corp.*                                       13,832           83,545
Electronic Arts, Inc.*                                 10,700          511,246
Intuit, Inc.* a                                         7,082          374,709
Mercury Interactive Corp.* a                            3,189          155,113
Microsoft Corp.                                       388,274       10,693,066
Novell, Inc.*                                          13,437          141,357
Oracle Corp.*                                         187,634        2,476,769
Parametric Technology Corp.*                            9,561           37,670
PeopleSoft, Inc.* a                                    13,430          306,204
Siebel Systems, Inc.* a                                17,816          247,108
Symantec Corp.* a                                      11,100          384,615
VERITAS Software Corp.* a                              15,403          572,376
                                                                  ------------
                                                                    17,259,913
                                                                  ------------
SPECIALTY RETAIL -- 2.3%
Autozone, Inc.* a                                       3,175          270,542
Bed, Bath & Beyond, Inc.*                              10,603          459,640
Best Buy Co., Inc. a                                   11,662          609,223
Circuit City Stores, Inc.                               7,525           76,228
Gap, Inc. a                                            32,186          747,037
Home Depot, Inc.                                       81,699        2,899,498


                                                      SHARES         VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
Limited Brands                                         18,509     $    333,717
Lowe's Cos., Inc.                                      28,224        1,563,327
Office Depot, Inc.* a                                  11,228          187,620
RadioShack Corp. a                                      5,919          181,595
Sherwin Williams Co.                                    5,235          181,864
Staples, Inc.*                                         17,769          485,094
Tiffany & Co., Inc. a                                   5,222          236,034
TJX Cos., Inc. a                                       18,068          398,399
Toys "R" Us, Inc.* a                                    7,617           96,279
                                                                  ------------
                                                                     8,726,097
                                                                  ------------
TEXTILES & APPAREL -- 0.3%
Jones Apparel Group, Inc.                               4,583          161,459
Liz Claiborne, Inc.                                     3,913          138,755
Nike, Inc. Class B a                                    9,413          644,414
Reebok International, Ltd. a                            2,073           81,511
V.F. Corp.                                              3,917          169,371
                                                                  ------------
                                                                     1,195,510
                                                                  ------------
TOBACCO -- 1.2%
Altria Group, Inc.                                     72,900        3,967,218
R.J. Reynolds Tobacco Holdings, Inc.                    3,000          174,450
UST, Inc.                                               5,953          212,463
                                                                  ------------
                                                                     4,354,131
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.0%
Grainger W.W., Inc. a                                   3,283          155,581
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.6%
AT&T Wireless Services, Inc.*                          97,510          779,105
Nextel Communications, Inc. Class A* a                 39,443        1,106,770
Sprint Corp. (PCS Group)* a                            37,208          209,109
                                                                  ------------
                                                                     2,094,984
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $358,649,983)                                              369,327,353

RIGHTS & WARRANTS -- 0.0%
Seagate Technology Tax Refund Rights*
  (Cost $0)                                            12,500                0


COUPON                                                  PAR
 RATE                              MATURITY            (000)
------                             --------           -------

U.S. TREASURY OBLIGATIONS -- 0.3%
U.S. Treasury Bills **
  (Cost $997,084)
     1.000%                        04/15/04           $ 1,000          997,458
                                                                  ------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES         VALUE+
                                                    ---------     ------------

TEMPORARY INVESTMENTS -- 1.0%
Dreyfus Cash Management Plus #719                      39,669     $     39,669
Goldman Sachs Financial Square
  Money Market Portfolio                            3,886,372        3,886,372
J.P. Morgan Institutional Prime
  Money Market Portfolio                               15,310           15,310
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,941,351)                                                  3,941,351
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)
------                             --------           -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 13.5%
CERTIFICATES OF DEPOSIT -- 0.2%
Svenska Handelsbanken AB
     1.390%                        10/27/04           $   694          693,450
                                                                  ------------
COMMERCIAL PAPER -- 2.2%
Amsterdam Funding Corp.
     1.100%                        01/05/04                24           23,548
Cancara Asset Securitization, Ltd.
     1.110%                        01/12/04             2,228        2,226,369
Concord Minuteman Capital Co., L.L.C.
     1.110%                        01/09/04                29           29,361
     1.110%                        01/12/04                 6            6,241
     1.130%                        02/09/04               731          729,113
     1.130%                        02/12/04               447          445,922
Crown Point Capital Co.
     1.110%                        01/16/04               583          581,093
General Electric Capital Funding, Inc.
     1.110%                        02/05/04               350          349,134
Lexington Parker Capital Co.
     1.100%                        01/12/04             1,093        1,090,624
Silver Tower Fund
     1.130%                        02/02/04               978          975,126
Tannehill Capital Co., L.L.C.
     1.100%                        01/08/04               851          848,344
     1.110%                        01/13/04               942          940,664
                                                                  ------------
                                                                     8,245,539
                                                                  ------------
REPURCHASE AGREEMENTS -- 0.6%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $2,421,123 (Collateralized
  by $2,970,448 FHLMC, FNMA and GNMA
  1.450% to 6.000%, due from 11/01/17
  to 12/01/33. The market value is
  $2,493,663.)                     01/02/04             2,421        2,420,988
                                                                  ------------
TIME DEPOSITS -- 2.9%
Canadian Imperial Bank
     0.938%                        01/02/04             2,926        2,925,570
Chase Manhattan Bank
     0.875%                        01/02/04             1,109        1,109,171
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04             5,851        5,851,139
UBS Bank
     0.938%                        01/02/04               828          827,853
                                                                  ------------
                                                                    10,713,733
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
VARIABLE RATE OBLIGATIONS -- 7.6%
American Express Centurion Bank
  Medium-Term Note
     1.131%                        01/27/04           $ 1,006     $  1,005,880
American Express Credit Corp.
  Medium-Term Note
     1.144%                        04/16/04               510          509,961
American Express Credit Corp.
  Medium-Term Senior Notes
  Series 144A
     1.119%                        05/13/04             1,460        1,460,130
Bear Stearns Cos., Inc. Medium-Term
  Notes Series B
     1.120%                        01/15/04             1,683        1,683,176
     1.120%                        01/16/04             3,228        3,228,464
Canadian Imperial Bank
     1.096%                        05/28/04               143          143,312
General Electric Capital Corp. Global
  Medium-Term Notes Series A
     1.290%                        05/10/04                20           19,934
Goldman Sachs Group, Inc.
     1.140%                        03/08/04             1,369        1,368,916
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/05/04             3,546        3,545,791
     1.130%                        01/08/04             1,698        1,698,218
Monumental Global Funding II Senior
  Secured Notes Series 144A
     1.301%                        05/28/04             1,368        1,370,933
Morgan Stanley
     1.030%                        01/12/04             1,859        1,859,170
     1.080%                        01/16/04             1,280        1,280,456
     1.080%                        03/12/04             1,862        1,861,802
     1.030%                        07/16/04             1,186        1,185,895
Natexis Banques
     1.035%                        01/14/04             2,143        2,143,432
     1.055%                        12/13/04             1,806        1,805,596
Societe Generale
     1.055%                        12/04/04               605          604,649
Westdeutsche Landesbank A.G.
     1.091%                        09/23/04               508          508,084
     1.089%                        09/29/04               442          442,154
     1.120%                        10/12/04               769          769,361
                                                                  ------------
                                                                    28,495,314
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $50,569,024)                                                50,569,024
                                                                  ------------
TOTAL INVESTMENTS -- 113.5%
  (Cost $414,157,442)                                              424,835,186
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (13.5%)
Dividends receivable and other assets                                  544,044
Receivable for capital stock sold                                       65,394
Payable upon return of collateral on securities loaned             (50,569,024)
Payable for capital stock redeemed                                    (356,130)
Accrued expenses                                                      (161,861)
                                                                  ------------
                                                                   (50,477,577)
                                                                  ------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------


NET ASSETS -- 100.0%
Applicable to 16,425,006 Institutional Shares,
  927,947 N Shares, and 22,505 B Shares of
  beneficial interest outstanding, $.001 par
  value (Note 8)                                                  $374,357,609
                                                                  ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($353,888,392/16,425,006)                                             $21.55
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($19,986,029/927,947)                               $21.54
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($483,188/22,505)                                         $21.47
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $414,858,152
                                                                  ============
    Gross Appreciation                                            $ 65,090,788
    Gross Depreciation                                             (55,113,754)
                                                                  ------------
    Net Appreciation                                              $  9,977,034
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
** Security pledged as collateral for futures contracts.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $48,885,683, and the total market value of the collateral held by the portfolio is $50,569,024.

                                                    NUMBER OF      UNREALIZED
                                                    CONTRACTS     APPRECIATION
                                                    ---------     ------------

Futures Contracts -- Long Position
  S&P 500 Index, March 2004
  (Notional value at
  12/31/03 is $4,997,700.)                              18          $164,700
                                                        ==          ========


                       See Notes to Financial Statements.

                 HARRIS INSIGHT SMALL-CAP AGGRESSIVE GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES          VALUE+
                                                    ---------       ----------

COMMON STOCK -- 97.7%
AIRLINES -- 0.3%
AirTran Holdings, Inc.*                                 2,300       $   27,370
                                                                    ----------
AUTOMOBILES -- 1.7%
Monaco Coach Corp.*                                     6,200          147,560
                                                                    ----------
BANKS -- 4.8%
Independent Bank Corp.                                  7,610          215,819
Prosperity Bancshares, Inc.                             8,407          189,326
                                                                    ----------
                                                                       405,145
                                                                    ----------
CHEMICALS -- 0.9%
RPM International, Inc.                                 4,620           76,045
                                                                    ----------
COMMERCIAL SERVICES & SUPPLIES -- 4.2%
Corinthian Colleges, Inc.*                                750           41,670
Corporate Executive Board Co.*                          4,910          229,150
Navigant Consulting, Inc.*                              4,590           86,567
                                                                    ----------
                                                                       357,387
                                                                    ----------
COMMUNICATIONS EQUIPMENT -- 3.2%
Bel Fuse, Inc. Class B                                  4,640          151,403
Mastec, Inc.*                                           3,500           51,835
Tekelec*                                                4,260           66,243
                                                                    ----------
                                                                       269,481
                                                                    ----------
COMPUTERS & PERIPHERALS -- 3.1%
Electronics for Imaging, Inc.*                          5,760          149,875
SanDisk Corp.*                                          1,800          110,052
                                                                    ----------
                                                                       259,927
                                                                    ----------
CONSTRUCTION & ENGINEERING -- 0.3%
URS Corp.*                                                920           23,009
                                                                    ----------
DIVERSIFIED FINANCIALS -- 4.0%
BlackRock, Inc.                                         1,350           71,699
CompuCredit Corp.*                                     12,780          271,958
                                                                    ----------
                                                                       343,657
                                                                    ----------
ELECTRIC UTILITIES -- 3.1%
IDACORP, Inc.                                           8,900          266,288
                                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 7.7%
FARO Technologies, Inc.*                                1,100           27,478
Lexar Media, Inc.*                                      6,580          114,689
Metrologic Instruments, Inc.*                           2,450           66,150
Silicon Laboratories, Inc.*                             1,290           55,754
Teledyne Technologies, Inc.*                           15,600          294,060
Trimble Navigation, Ltd.*                               2,700          100,548
                                                                    ----------
                                                                       658,679
                                                                    ----------
ENERGY EQUIPMENT & SERVICES -- 1.7%
Headwaters, Inc.*                                       7,560          148,327
                                                                    ----------
FOOD & DRUG RETAILING -- 0.3%
Pantry, Inc.*                                           1,300           29,510
                                                                    ----------
FOOD PRODUCTS -- 3.0%
Lance, Inc.                                            17,170          258,065
                                                                    ----------


                                                      SHARES          VALUE+
                                                    ---------       ----------

COMMON STOCK (CONTINUED)
GAS UTILITIES -- 2.0%
Laclede Group, Inc.                                     6,050       $  172,727
                                                                    ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.5%
ALARIS Medical Systems, Inc.*                           3,110           47,303
Cytyc Corp.*                                            8,850          121,776
EPIX Medical, Inc.*                                       950           15,466
Thoratec Corp.*                                         3,140           40,852
Wright Medical Group, Inc.*                             2,230           67,881
                                                                    ----------
                                                                       293,278
                                                                    ----------
HEALTH CARE PROVIDERS & SERVICES -- 4.3%
AdvancePCS*                                               890           46,868
Covance, Inc.*                                          1,330           35,644
IDEXX Laboratories, Inc.*                               2,630          121,716
Mid Atlantic Medical Services, Inc.*                      690           44,712
Tanox, Inc.*                                            5,000           74,250
United Surgical Partners International, Inc.*           1,240           41,515
                                                                    ----------
                                                                       364,705
                                                                    ----------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
P.F. Chang's China Bistro, Inc.*                        1,060           53,933
Panera Bread Co. Class A*                               3,100          122,543
                                                                    ----------
                                                                       176,476
                                                                    ----------
INSURANCE -- 3.3%
Allmerica Financial Corp.*                                600           18,462
Max Re Capital, Ltd.                                   11,660          261,650
                                                                    ----------
                                                                       280,112
                                                                    ----------
INTERNET SOFTWARE & SERVICES -- 3.9%
Activision, Inc.*                                       5,150           93,730
Ask Jeeves, Inc.*                                       3,150           57,078
At Road, Inc.*                                          3,010           40,033
Centillium Communications, Inc.*                        5,090           28,657
ManTech International Corp. Class A*                      810           20,209
NetScreen Technologies, Inc.*                           1,550           38,362
United Online, Inc.*                                    3,025           50,790
                                                                    ----------
                                                                       328,859
                                                                    ----------
IT CONSULTING & SERVICES -- 6.6%
Cognizant Technology Solutions Corp.*                   5,100          232,764
Priceline.com, Inc.*                                    1,000           17,900
SRA International, Inc. Class A*                        1,100           47,410
Syntel, Inc.                                            6,150          151,967
Titan Corp.*                                            5,010          109,268
                                                                    ----------
                                                                       559,309
                                                                    ----------
MACHINERY -- 1.0%
A.S.V., Inc.*                                           2,350           87,796
                                                                    ----------
MEDIA -- 2.9%
SBS Broadcasting Systems S.A.*                          4,100          133,660
XM Satellite Radio Holdings, Inc.*                      4,263          112,373
                                                                    ----------
                                                                       246,033
                                                                    ----------
METALS & MINING -- 2.4%
Joy Global, Inc.                                        7,800          203,970
                                                                    ----------


                       See Notes to Financial Statements.

                 HARRIS INSIGHT SMALL-CAP AGGRESSIVE GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES          VALUE+
                                                    ---------       ----------

COMMON STOCK (CONTINUED)
MULTILINE RETAIL -- 2.8%
Fred's, Inc.                                            5,090       $  157,688
Tuesday Morning Corp.*                                  2,700           81,675
                                                                    ----------
                                                                       239,363
                                                                    ----------
OIL & GAS -- 3.0%
Ultra Petroleum Corp.*                                 10,290          253,340
                                                                    ----------
PERSONAL PRODUCTS -- 2.0%
Chattem, Inc.*                                          2,150           38,485
Helen of Troy, Ltd.*                                    5,820          134,733
                                                                    ----------
                                                                       173,218
                                                                    ----------
PHARMACEUTICALS -- 3.9%
American Pharmaceutical Partners, Inc.*                 1,800           60,480
Endo Pharmaceutical Holdings, Inc.*                     4,640           89,366
ILEX Oncology, Inc.*                                       60            1,275
Nektar Therapeutics*                                    7,050           95,951
Pharmaceutical Resources, Inc.*                         1,340           87,301
                                                                    ----------
                                                                       334,373
                                                                    ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.8%
ESS Technology, Inc.*                                   7,450          126,724
Micrel, Inc.*                                           4,880           76,030
OmniVision Technologies, Inc.*                          1,170           64,643
Power Integrations, Inc.*                               1,610           53,871
                                                                    ----------
                                                                       321,268
                                                                    ----------
SOFTWARE -- 5.1%
FileNET Corp.*                                          1,600           43,328
Jack Henry & Associates, Inc.                           2,700           55,566
MicroStrategy, Inc. Class A*                            2,300          120,704
RSA Security, Inc.*                                     3,220           45,724
Secure Computing Corp.*                                 2,350           42,089
Ulticom, Inc.*                                         13,300          128,345
                                                                    ----------
                                                                       435,756
                                                                    ----------
SPECIALTY RETAIL -- 1.7%
Cost Plus, Inc.*                                        1,620           66,420
PETCO Animal Supplies, Inc.*                            2,430           73,994
                                                                    ----------
                                                                       140,414
                                                                    ----------
TEXTILES & APPAREL -- 4.7%
Columbia Sportswear Co.*                                1,340           73,030
Fossil, Inc.*                                           5,717          160,133
Quiksilver, Inc.*                                       9,220          163,471
                                                                    ----------
                                                                       396,634
                                                                    ----------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.4%
Intrado, Inc.*                                          1,600           35,120
                                                                    ----------
TOTAL COMMON STOCK
  (Cost $6,421,209)                                                  8,313,201
                                                                    ----------


                                                      SHARES          VALUE+
                                                    ---------       ----------

TEMPORARY INVESTMENTS -- 2.2%
Dreyfus Cash Management Plus #719                       2,381       $    2,381
Goldman Sachs Financial Square
  Money Market Portfolio                              180,906          180,906
J.P. Morgan Institutional Prime
  Money Market Portfolio                                  805              805
                                                                    ----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $184,092)                                                      184,092
                                                                    ----------
TOTAL INVESTMENTS -- 99.9%
  (Cost $6,605,301)                                                  8,497,293
                                                                    ----------
OTHER ASSETS AND LIABILITIES -- 0.1%
Dividends receivable and other assets                                   14,718
Receivable for securities sold                                         283,524
Receivable for capital stock sold                                       14,000
Payable for securities purchased                                      (296,625)
Accrued expenses                                                        (7,189)
                                                                    ----------
                                                                         8,428
                                                                    ----------
NET ASSETS -- 100.0%
Applicable to 747,013 Institutional Shares of
  beneficial interest outstanding,
  $.001 par value (Note 8)                                          $8,505,721
                                                                    ==========

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE ($8,505,721/747,013)                    $11.39
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                           $6,606,879
                                                                    ==========
    Gross Appreciation                                              $2,027,323
    Gross Depreciation                                                (136,909)
                                                                    ----------
    Net Appreciation                                                $1,890,414
                                                                    ==========

+  See Note 2a to the Financial Statements.
*  Non-income producing security.

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES          VALUE+
                                                    ---------       ----------

COMMON STOCK -- 62.3%
AEROSPACE & DEFENSE -- 0.5%
United Defense Industries, Inc.*                        4,730     $    150,792
World Fuel Services Corp.                               3,410          115,770
                                                                  ------------
                                                                       266,562
                                                                  ------------
ALCOHOLIC BEVERAGES -- 0.3%
Anheuser-Busch Cos., Inc.                               3,700          194,916
                                                                  ------------
AUTOMOBILES -- 1.3%
General Motors Corp. a                                 14,600          779,640
                                                                  ------------
BANKS -- 5.2%
Bank of America Corp. a                                 2,000          160,860
Flagstar Bancorp, Inc. a                                4,080           87,394
Huntington Bancshares, Inc.                             9,100          204,750
Irwin Financial Corp.                                   6,225          195,465
Pacific Capital Bancorp                                 4,110          151,330
Southtrust Corp.                                       15,400          504,042
Sovereign Bancorp, Inc.                                17,800          422,750
U.S. Bancorp                                           20,060          597,387
Wachovia Corp.                                          4,850          225,961
Washington Mutual, Inc.                                 8,400          337,008
Webster Financial Corp.                                 2,960          135,746
Wells Fargo & Co.                                       1,550           91,279
                                                                  ------------
                                                                     3,113,972
                                                                  ------------
BEVERAGES -- 0.1%
Coca-Cola Enterprises, Inc.                             3,550           77,638
                                                                  ------------
BIOTECHNOLOGY -- 0.3%
Amgen, Inc.*                                            1,200           74,160
Genzyme Corp.* a                                        2,400          118,416
                                                                  ------------
                                                                       192,576
                                                                  ------------
CASINOS -- 1.0%
International Game Technology a                         9,500          339,150
Park Place Entertainment Corp.*                        22,300          241,509
                                                                  ------------
                                                                       580,659
                                                                  ------------
CHEMICALS -- 0.5%
Methanex Corp.                                         15,070          169,236
Monsanto Co.                                            4,400          126,632
                                                                  ------------
                                                                       295,868
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
Apollo Group, Inc. Class A*                               600           40,800
Career Education Corp.* a                               2,400           96,168
Cendant Corp.* a                                       21,500          478,805
Deluxe Corp.                                            2,700          111,591
Heidrick & Struggles International, Inc.*               3,120           68,016
Total System Services, Inc.                             1,700           52,921
                                                                  ------------
                                                                       848,301
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 2.1%
Cisco Systems, Inc.* a                                 39,050          948,524
Ditech Communications Corp.*                            3,490           66,659
Juniper Networks, Inc.* a                               3,500           65,380
Qualcomm, Inc.                                          1,350           72,806
UTStarcom, Inc.* a                                      3,200          118,624
                                                                  ------------
                                                                     1,271,993
                                                                  ------------


                                                      SHARES          VALUE+
                                                    ---------       ----------

COMMON STOCK (CONTINUED)
COMPUTERS & PERIPHERALS -- 3.0%
Dell, Inc.* a                                          25,190     $    855,452
EMC Corp.* a                                           26,400          341,088
Hewlett-Packard Co.                                    15,800          362,926
Intergraph Corp.*                                       3,740           89,461
International Business Machines Corp.                   1,250          115,850
                                                                  ------------
                                                                     1,764,777
                                                                  ------------
CONTAINERS & PACKAGING -- 0.1%
Sealed Air Corp.*                                         800           43,312
                                                                  ------------
DISTRIBUTORS -- 0.1%
Brightpoint, Inc.*                                      3,260           56,235
                                                                  ------------
DIVERSIFIED FINANCIALS -- 3.9%
Arch Capital Group, Ltd.*                               2,585          103,038
Capital One Financial Corp. a                           3,230          197,967
Citigroup, Inc. a                                       6,000          291,240
CompuCredit Corp.*                                      9,290          197,691
Lehman Brothers Holdings, Inc.                          6,100          471,042
Moody's Corp.                                           7,900          478,345
Morgan Stanley                                          2,900          167,823
New Century Financial Corp. a                           2,417           95,883
San Juan Basin Royalty Trust                           14,470          313,854
Westcorp                                                  740           27,047
                                                                  ------------
                                                                     2,343,930
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.8%
AT&T Corp. a                                            8,400          170,520
CenturyTel, Inc. a                                     13,300          433,846
Sprint Corp. (FON Group) a                             16,600          272,572
Verizon Communications, Inc.                            5,842          204,937
                                                                  ------------
                                                                     1,081,875
                                                                  ------------
ELECTRIC UTILITIES -- 0.7%
Cleco Corp. a                                           4,745           85,315
Exelon Corp.                                            3,500          232,260
TXU Corp. a                                             5,000          118,600
                                                                  ------------
                                                                       436,175
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.2%
AMETEK, Inc.                                            2,150          103,759
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.1%
Anixter International, Inc.*                              740           19,151
Flextronics International, Ltd.*                        7,200          106,848
Jabil Circuit, Inc.*                                    8,300          234,890
PerkinElmer, Inc.                                      13,200          225,324
Sanmina-SCI Corp.*                                      5,700           71,877
                                                                  ------------
                                                                       658,090
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
Denbury Resources, Inc.*                                9,800          136,318
                                                                  ------------
FOOD & DRUG RETAILING -- 0.7%
CVS Corp.                                               1,800           65,016
Ruddick Corp.                                           6,265          112,143
Wal-Mart Stores, Inc.                                   4,950          262,598
                                                                  ------------
                                                                       439,757
                                                                  ------------


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
FOOD PRODUCTS -- 0.7%
Dean Foods Co.*                                         7,800     $    256,386
Fresh Del Monte Produce, Inc. a                         5,850          139,406
                                                                  ------------
                                                                       395,792
                                                                  ------------
GAS UTILITIES -- 1.1%
AGL Resources, Inc.                                     4,915          143,027
Kinder Morgan, Inc.                                     1,000           59,100
ONEOK, Inc. a                                          15,005          331,310
UGI Corp.                                               3,000          101,700
                                                                  ------------
                                                                       635,137
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
ALARIS Medical Systems, Inc.*                           5,040           76,658
Beckman Coulter, Inc.                                  11,700          594,711
Becton, Dickinson & Co.                                14,400          592,416
Cytyc Corp.*                                            4,600           63,296
Hillenbrand Industries, Inc.                            2,900          179,974
Medtronic, Inc.                                         1,000           48,610
Stryker Corp. a                                         1,160           98,612
Zimmer Holdings, Inc.*                                  1,150           80,960
                                                                  ------------
                                                                     1,735,237
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.2%
AdvancePCS*                                             5,060          266,459
Aetna, Inc.                                             4,500          304,110
Anthem, Inc.* a                                           500           37,500
Caremark Rx, Inc.* a                                    5,030          127,410
Community Health Systems, Inc.*                         4,000          106,320
Genentech, Inc.* a                                      1,300          121,641
Health Management Associates, Inc. Class A a            3,200           76,800
Health Net, Inc.* a                                       900           29,430
Humana, Inc.*                                          14,700          335,895
Invitrogen Corp.* a                                     3,600          252,000
Kindred Healthcare, Inc.*                               1,570           81,609
PacifiCare Health Systems, Inc.* a                        960           64,896
Tanox, Inc.*                                            6,060           89,991
                                                                  ------------
                                                                     1,894,061
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
Applebee's International, Inc. a                        6,300          247,401
CBRL Group, Inc.                                        2,600           99,476
Kerzner International, Ltd.*                            3,925          152,918
Starbucks Corp.* a                                      1,550           51,243
Yum! Brands, Inc.*                                     13,000          447,200
                                                                  ------------
                                                                       998,238
                                                                  ------------
HOUSEHOLD DURABLES -- 0.1%
Pulte Homes, Inc.                                         650           60,853
                                                                  ------------
HOUSEHOLD PRODUCTS -- 0.2%
Procter & Gamble Co.                                    1,040          103,875
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 1.8%
General Electric Co.                                   33,890        1,049,912
                                                                  ------------
INSURANCE -- 3.6%
AFLAC, Inc.                                            18,600          672,948
AmerUs Group Co.                                        4,610          161,212
Delphi Financial Group, Inc. Class A                    1,935           69,660


                                                      SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
LandAmerica Financial Group, Inc.                       2,030     $    106,088
MetLife, Inc.                                          15,000          505,050
Protective Life Corp.                                   6,800          230,112
Prudential Financial, Inc. a                            7,200          300,744
Stewart Information Services Corp.                      2,930          118,811
                                                                  ------------
                                                                     2,164,625
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 0.1%
Yahoo!, Inc.* a                                         1,700           76,789
                                                                  ------------
IT CONSULTING & SERVICES -- 0.9%
Accenture, Ltd. Class A* a                             13,700          360,584
Computer Sciences Corp.*                                2,400          106,152
Fiserv, Inc.*                                           2,300           90,873
                                                                  ------------
                                                                       557,609
                                                                  ------------
MACHINERY -- 0.6%
Donaldson Co., Inc.                                     2,600          153,816
Flowserve Corp.*                                        2,915           60,865
Pall Corp.                                              4,100          110,003
UNOVA, Inc.*                                            1,660           38,097
                                                                  ------------
                                                                       362,781
                                                                  ------------
MARINE -- 0.8%
Frontline, Ltd.                                         8,845          225,282
General Maritime Corp.*                                12,690          223,344
                                                                  ------------
                                                                       448,626
                                                                  ------------
MEDIA -- 0.5%
Time Warner, Inc.* a                                   12,800          230,272
Viacom, Inc. Class B                                    1,140           50,593
                                                                  ------------
                                                                       280,865
                                                                  ------------
METALS & MINING -- 1.1%
Alliance Resource Partners L.P.                         6,380          219,344
Cleveland-Cliffs, Inc.*                                 2,670          136,037
Freeport-McMoRan Copper & Gold, Inc.
  Class B a                                             7,600          320,188
                                                                  ------------
                                                                       675,569
                                                                  ------------
MULTI-UTILITIES -- 0.1%
Williams Cos., Inc.                                     6,000           58,920
                                                                  ------------
MULTILINE RETAIL -- 1.8%
Amazon.com, Inc.* a                                     5,300          278,992
Dollar General Corp.                                   14,850          311,701
Federated Department Stores, Inc. a                     7,100          334,623
ShopKo Stores, Inc.*                                    9,610          146,553
                                                                  ------------
                                                                     1,071,869
                                                                  ------------
OIL & GAS -- 2.9%
ConocoPhillips a                                        6,800          445,876
Exxon Mobil Corp.                                      13,990          573,590
Marathon Oil Corp.                                      1,800           59,562
Patina Oil & Gas Corp.                                  2,508          122,867
Tesoro Petroleum Corp.*                                10,720          156,191
XTO Energy, Inc. a                                     13,134          371,692
                                                                  ------------
                                                                     1,729,778
                                                                  ------------


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                      SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
PERSONAL PRODUCTS -- 0.5%
Avon Products, Inc.                                     4,300     $    290,207
                                                                  ------------
PHARMACEUTICALS -- 3.2%
Abbott Laboratories                                     5,200          242,320
Eli Lilly & Co.                                         3,800          267,254
Forest Laboratories, Inc.* a                              600           37,080
Johnson & Johnson                                       5,190          268,116
Merck & Co., Inc.                                         600           27,720
Pfizer, Inc.                                           25,710          908,334
Watson Pharmaceuticals, Inc.* a                         2,200          101,200
Wyeth                                                     940           39,903
                                                                  ------------
                                                                     1,891,927
                                                                  ------------
REAL ESTATE -- 0.5%
Redwood Trust, Inc.                                     1,300           66,105
Town & Country Trust                                    3,740           94,809
Winston Hotels, Inc.                                   15,365          156,723
                                                                  ------------
                                                                       317,637
                                                                  ------------
ROAD & RAIL -- 1.1%
Burlington Northern Santa Fe Corp.                     10,600          342,910
Dollar Thrifty Automotive Group, Inc.*                  6,230          161,606
Landstar System, Inc.*                                  4,620          175,745
                                                                  ------------
                                                                       680,261
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.3%
Altera Corp.*                                           2,200           49,940
Intel Corp.                                            26,720          860,384
National Semiconductor Corp.* a                         1,500           59,115
OmniVision Technologies, Inc.*                          1,785           98,622
Rambus, Inc.*                                           2,990           91,793
Semtech Corp.*                                          2,100           47,733
Texas Instruments, Inc.                                 4,450          130,741
Varian Semiconductor Equipment
  Associates, Inc.*                                     1,125           49,151
                                                                  ------------
                                                                     1,387,479
                                                                  ------------
SOFTWARE -- 2.2%
Adobe Systems, Inc. a                                   1,000           39,300
Citrix Systems, Inc.*                                   7,300          154,833
Microsoft Corp. a                                      26,640          733,666
Oracle Corp.*                                          15,610          206,052
Sybase, Inc.*                                           4,600           94,668
VERITAS Software Corp.* a                               1,600           59,456
                                                                  ------------
                                                                     1,287,975
                                                                  ------------
SPECIALTY RETAIL -- 2.5%
Bed, Bath & Beyond, Inc.*                               2,800          121,380
CarMax, Inc.*                                           1,400           43,302
Chico's FAS, Inc.*                                      1,400           51,730
Foot Locker, Inc. a                                     3,700           86,765
Home Depot, Inc. a                                      5,000          177,450
Lowe's Cos., Inc.                                      10,250          567,747
PETCO Animal Supplies, Inc.*                            2,450           74,603
Staples, Inc.*                                         14,450          394,485
                                                                  ------------
                                                                     1,517,462
                                                                  ------------


                                                      SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
TEXTILES & APPAREL -- 0.5%
Coach, Inc.*                                            2,370     $     89,468
Liz Claiborne, Inc.                                     6,300          223,398
                                                                  ------------
                                                                       312,866
                                                                  ------------
TOBACCO -- 0.2%
Universal Corp.                                         2,700          119,259
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.7%
Nextel Communications, Inc. Class A*                    2,400           67,344
Vodafone Group P.L.C. a                                14,000          350,560
                                                                  ------------
                                                                       417,904
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $30,765,455)                                                37,209,866
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)
------                             --------           -------

AGENCY OBLIGATIONS -- 2.4%
Federal National Mortgage Association
     2.000%                        08/26/05           $ 1,195        1,196,606
     6.250%                        02/01/11               220          243,551
                                                                  ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,431,231)                                                  1,440,157
                                                                  ------------
ASSET-BACKED SECURITIES -- 3.0%
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A8
     6.480%                        12/26/09               215          238,755
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
     7.450%                        09/15/07               150          162,217
Conseco Finance Series 2001-A, Class IIA2
     6.520%                        03/15/32                45           45,530
Residential Funding Mortgage Securities
  Series 2001-HS2, Class A5
     6.920%                        04/25/31               400          407,851
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
     2.750%                        12/20/07               700          707,023
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A4
     2.940%                        03/22/10               220          220,254
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,771,565)                                                  1,781,630
                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.1%
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
     5.880%                        11/12/31                11           11,359
Federal Home Loan Mortgage Corp.
  Series 1385, Class J
     7.000%                        10/15/07               300          324,118
Federal Home Loan Mortgage Corp.
  Series 2513, Class JE
     5.000%                        10/15/17               450          444,891


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 145, Class 1 PO
     9.000%                        06/25/22            $  124     $    112,109
Federal National Mortgage Association
  Series 1993-197, Class SB
    12.824%                        10/25/08               111          120,303
Federal National Mortgage Association
  Series 1997-20, Class IO
     1.840%                        03/25/27               778           54,707
Federal National Mortgage Association
  Series 1997-84, Class PL IO
     6.500%                        02/25/09               272           19,590
Federal National Mortgage Association
  Series 1998-61, Class PB
     5.500%                        12/25/08               222          223,768
Federal National Mortgage Association
  Series 2000-M1, Class B
     7.377%                        11/17/18               375          426,154
Federal National Mortgage Association
  Series 2000-T8, Class A
     7.446%                        12/25/30                88           92,289
Federal National Mortgage Association
  Series 2001-68, Class PV
     6.000%                        11/25/18               485          511,184
Federal National Mortgage Association
  Series 2001-69, Class PE
     6.000%                        11/25/15               680          710,331
Federal National Mortgage Association
  Series 2002-73, Class OE
     5.000%                        11/25/17               400          394,714
Federal National Mortgage Association
  Series 2003-57, Class KL
     3.500%                        03/25/09               210          213,059
Federal National Mortgage Association
  Series 2003-W6, Class 2A2
     3.110%                        09/25/42               420          420,534
LB-UBS Commercial Mortgage Trust
  Series 2003-C1, Class A4
     4.394%                        03/17/32               440          427,606
Nationsbanc Montgomery Funding Corp.
  Series 1998-1, Class A16
     6.750%                        06/25/28                58           58,502
PNC Mortgage Securities Corp.
  Series 1994-4, Class A3
     6.850%                        08/25/09               377          378,643
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
     6.100%                        06/15/28               225           25,822
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
     5.145%                        11/25/33               350          353,092
Wells Fargo Mortgage-Backed Securities
  Trust Series 2002-8, Class 2A3
     6.000%                        05/25/17                91           91,278
                                                                  ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $5,395,009)                                                  5,414,053
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)         VALUE+
------                             --------           -------     ------------

MORTGAGE-BACKED SECURITIES -- 5.5%
Federal Home Loan Mortgage Corp.
  Pool #A15284
     5.500%                        10/01/33            $  659     $    666,973
Federal National Mortgage Association b
     5.000%                        12/15/34             1,310        1,295,058
     6.000%                        12/15/34               530          547,473
Federal National Mortgage Association
  Pool #345739
     7.500%                        03/01/27                 5            4,893
Federal National Mortgage Association
  Pool #363317
     7.500%                        11/01/26                 0              272
Federal National Mortgage Association
  Pool #368941
     7.500%                        12/01/26                62           66,167
Federal National Mortgage Association
  Pool #371323
     7.500%                        03/01/27                42           45,459
Federal National Mortgage Association
  Pool #739460
     4.500%                        09/01/33               214          205,078
Federal National Mortgage Association
  Pool #756294
     5.500%                        12/01/33               125          126,719
Government National Mortgage Association
  Pool #354675
     6.500%                        10/15/23               147          155,834
Government National Mortgage Association
  Pool #442138
     8.000%                        11/15/26               104          113,085
Government National Mortgage Association
  Pool #555127
     7.000%                        09/15/31                44           47,159
                                                                  ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $3,239,854)                                                  3,274,170
                                                                  ------------

CORPORATE BONDS -- 13.5%
ELECTRIC -- 1.3%
AEP Texas Central Co.
     5.500%                        02/15/13               100          102,623
Constellation Energy Group, Inc.
     7.600%                        04/01/32               110          129,153
Duke Capital Corp.
     8.000%                        10/01/19                85           99,162
PECO Energy Co.
     3.500%                        05/01/08               200          199,662
Public Service Electric & Gas Co.
     5.375%                        09/01/13               220          227,347
                                                                  ------------
                                                                       757,947
                                                                  ------------
FINANCE - BANK -- 1.6%
Bank of America Corp.
     4.375%                        12/01/10               220          220,881
Capital One Bank
     4.250%                        12/01/08               160          159,481
Manufacturers & Traders Trust Co.
     8.000%                        10/01/10               125          150,464


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                                  PAR
 RATE                              MATURITY            (000)          VALUE+
------                             --------           -------     ------------

CORPORATE BONDS  (CONTINUED)
FINANCE - BANK (CONTINUED)
Royal Bank of Scotland Group P.L.C.
     5.000%                        10/01/14           $   100     $     99,295
Union Planters Corp.
     7.750%                        03/01/11               105          124,042
Washington Mutual, Inc.
     4.000%                        01/15/09               200          200,574
                                                                  ------------
                                                                       954,737
                                                                  ------------
FINANCE - NON-BANK -- 3.1%
Boeing Capital Corp.
     7.375%                        09/27/10               180          207,182
CIT Group, Inc.
     2.875%                        09/29/06               150          150,497
     7.750%                        04/02/12                55           65,081
Ford Motor Credit Corp.
     5.800%                        01/12/09               150          154,645
Goldman Sachs Group, Inc.
     7.625%                        08/17/05               500          546,688
Household Finance Corp.
     6.500%                        11/15/08               100          111,592
Lehman Brothers Holdings, Inc.
     6.250%                        05/15/06                60           65,220
     4.000%                        01/22/08                55           56,149
National Rural Utilities Cooperative
  Finance Corp.
     5.750%                        08/28/09                75           81,364
Prudential Financial, Inc.
     4.500%                        07/15/13               150          143,471
Simon Property Group L.P.
     5.375%                        08/28/08                35           37,014
Textron Financial Corp.
     5.875%                        06/01/07               200          216,988
                                                                  ------------
                                                                     1,835,891
                                                                  ------------
INDUSTRIAL -- 5.1%
Boeing Co.
     8.750%                        09/15/31               100          133,448
Centex Corp.
     4.750%                        01/15/08               130          134,249
Comcast Cable Communications, Inc.
     7.125%                        06/15/13                75           85,583
Comcast Corp.
     5.300%                        01/15/14                90           89,908
Delphi Corp.
     6.500%                        08/15/13               100          105,204
E.I. Dupont de Nemours & Co.
     6.750%                        10/15/04               300          312,452
General Electric Co.
     5.000%                        02/01/13                90           91,185
General Mills, Inc.
     6.000%                        02/15/12               125          133,886
General Motors Corp.
     8.375%                        07/15/33                90          104,787
Goodrich Corp. a
     6.450%                        12/15/07                75           81,337
     7.625%                        12/15/12                75           86,795
H.J. Heinz Co.
     6.000%                        03/15/08               225          246,327


COUPON                                                  PAR
 RATE                              MATURITY            (000)          VALUE+
------                             --------           -------     ------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Harrahs Operating Co., Inc. Series 144A
     5.375%                        12/15/13           $   150     $    149,194
John Deere Capital Corp.
     5.100%                        01/15/13               150          153,952
Kellogg Co.
     2.875%                        06/01/08               100           96,655
Kohls Corp.
     6.300%                        03/01/11               220          247,230
Kroger Co.
     6.800%                        04/01/11                85           95,268
News America, Inc.
     6.550%                        03/15/33               100          104,227
PHH Corp.
     6.000%                        03/01/08               100          107,715
Procter & Gamble Co. - Guaranteed ESOP
  Debentures Series A
     9.360%                        01/01/21               150          201,782
TCI Communications, Inc.
     8.750%                        08/01/15               100          126,799
Time Warner, Inc.
     6.875%                        06/15/18               120          132,334
                                                                  ------------
                                                                     3,020,317
                                                                  ------------
NATURAL GAS -- 0.6%
Duke Energy Field Services
     7.875%                        08/16/10               150          176,012
Kinder Morgan, Inc.
     6.650%                        03/01/05               200          211,285
                                                                  ------------
                                                                       387,297
                                                                  ------------
OIL -- 0.8%
Anadarko Petroleum Corp.
     5.000%                        10/01/12               100          100,449
Conoco, Inc.
     6.950%                        04/15/29               165          187,708
Phillips Petroleum Co.
     8.500%                        05/25/05               200          218,097
                                                                  ------------
                                                                       506,254
                                                                  ------------
TELEPHONES -- 0.9%
AT&T Wireless Services, Inc.
     7.875%                        03/01/11                40           46,364
Deutsche Telekom International Finance
     3.875%                        07/22/08                60           60,272
France Telecom S.A.
     9.000%                        03/01/11               100          120,305
Verizon Global Funding Corp.
     7.750%                        12/01/30                30           35,372
Vodafone Group P.L.C.
     7.750%                        02/15/10               250          296,742
                                                                  ------------
                                                                       559,055
                                                                  ------------
TRANSPORTATION -- 0.1%
CSX Corp.
     6.750%                        03/15/11                50           56,368
                                                                  ------------
TOTAL CORPORATE BONDS
  (Cost $7,624,805)                                                  8,077,866
                                                                  ------------


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                                  PAR
 RATE                              MATURITY            (000)          VALUE+
------                             --------           -------     ------------

YANKEE BONDS -- 0.2%
United Mexican States
  (Cost $105,657)
     6.375%                        01/16/13            $  100     $    104,000
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 3.8%
U.S. TREASURY BONDS -- 2.2%
     8.750%                        08/15/20               240          343,275
     8.000%                        11/15/21               372          502,520
     7.625%                        02/15/25               370          488,762
                                                                  ------------
                                                                     1,334,557
                                                                  ------------
U.S. TREASURY NOTES -- 1.6%
     6.000%                        08/15/09               125          141,626
     5.000%                        02/15/11                75           80,569
     4.000% a                      11/15/12               190          188,234
     4.250% a                      08/15/13               540          540,844
                                                                  ------------
                                                                       951,273
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,269,852)                                                  2,285,830
                                                                  ------------



                                                     SHARES
                                                    ---------
TEMPORARY INVESTMENTS -- 2.9%
Dreyfus Cash Management Plus #719                      17,847           17,847
Goldman Sachs Financial Square
  Money Market Portfolio                            1,710,649        1,710,649
J.P. Morgan Institutional Prime
  Money Market Portfolio                               23,440           23,440
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,751,936)                                                  1,751,936
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)
------                             --------           -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 21.2%
COMMERCIAL PAPER -- 5.2%
Amsterdam Funding Corp.
     1.100%                        01/05/04           $   187          187,269
Cancara Asset Securitization, Ltd.
     1.110%                        01/12/04               183          183,045
Concord Minuteman Capital Co., L.L.C.
     1.130%                        02/12/04               155          154,754
General Electric Capital Funding, Inc.
     1.110%                        02/05/04               994          990,883
Silver Tower Fund
     1.130%                        02/02/04               329          328,349
Tannehill Capital Co., L.L.C.
     1.100%                        01/08/04               307          306,330
     1.110%                        01/13/04               679          678,090
Tulip Funding Corp.
     1.100%                        01/21/04               247          246,982
                                                                  ------------
                                                                     3,075,702
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)          VALUE+
------                             --------           -------     ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
REPURCHASE AGREEMENTS -- 1.0%
Merrill Lynch & Co., Inc.
  1.000%
  Agreement dated 12/31/03,
  proceeds at maturity  $621,620
  (Collateralized  by $762.658
  FHLMC, FNMA and GNMA 1.450% to
  6.000%, due from 11/01/17 to
  12/01/33. The market value is
    $640,244.)                     01/02/04           $   622     $    621,585
                                                                  ------------
TIME DEPOSITS -- 4.8%
Canadian Imperial Bank
     0.938%                        01/02/04               751          751,136
Chase Manhattan Bank
     0.875%                        01/02/04               251          250,815
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/02/04             1,502        1,502,271
UBS Bank
     0.938%                        01/02/04               340          340,268
                                                                  ------------
                                                                     2,844,490
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 10.2%
American Express Centurion Bank
  Medium-Term Note
     1.131%                        01/27/04               190          189,894
Bear Stearns Cos., Inc. Medium-Term
  Notes Series B
     1.120%                        01/15/04               100          100,043
     1.120%                        01/16/04               382          381,945
Canadian Imperial Bank
     1.096%                        05/28/04                95           94,904
Goldman Sachs Group, Inc.
     1.140%                        03/08/04                93           92,866
Merrill Lynch & Co., Inc. Master Notes
     1.130%                        01/05/04               677          677,205
     1.130%                        01/08/04               530          530,401
Monumental Global Funding II Senior
  Secured Notes Series 144A
     1.301%                        05/28/04               336          337,294
Morgan Stanley
     1.030%                        01/12/04                60           60,148
     1.080%                        03/12/04             1,914        1,913,642
Natexis Banques
     1.035%                        01/14/04               398          397,675
     1.055%                        12/13/04               429          428,797
Societe Generale
     1.055%                        12/04/04               133          133,097
Westdeutsche Landesbank A.G.
     1.091%                        09/23/04               106          106,116
     1.089%                        09/29/04               362          361,948
     1.120%                        10/12/04               272          271,487
                                                                  ------------
                                                                     6,077,462
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $12,619,239)                                                12,619,239
                                                                  ------------
TOTAL INVESTMENTS -- 123.9%
  (Cost $66,974,603)                                                73,958,747
                                                                  ------------


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                     VALUE+
                                                                  ------------

OTHER ASSETS AND LIABILITIES -- (23.9%)
Dividends receivable and other assets                             $    292,882
Receivable for capital stock sold                                       11,103
Payable upon return of collateral on securities loaned             (12,619,239)
Payable for securities purchased                                    (1,843,673)
Payable for capital stock redeemed                                     (62,661)
Accrued expenses                                                       (49,925)
                                                                  ------------
                                                                   (14,271,513)
                                                                  ------------

NET ASSETS -- 100.0%
Applicable to 4,188,670 Institutional Shares,
  168,859 N Shares, 32,797 A Shares,
  and 30,685 B Shares of beneficial interest
  outstanding, $.001 par value (Note 8)                           $ 59,687,234
                                                                  ============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE ($56,553,230/4,188,670)                 $13.50
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($2,279,068/168,859)                                $13.50
                                                                        ======

NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($442,319/32,797)                                         $13.49
                                                                        ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($13.49/0.945) (NOTE 5)                                   $14.28
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($412,617/30,685)                                         $13.45
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                          $67,337,482
                                                                   ===========
    Gross Appreciation                                             $ 7,061,444
    Gross Depreciation                                                (440,179)
                                                                   -----------
    Net Appreciation                                               $ 6,621,265
                                                                   ===========

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2003, the total market value of the portfolio's securities on loan is $12,189,724, and the total market value of the collateral held by the portfolio is $12,619,239.
b  Represents "to-be-announced" (TBA) transactions.
IO -- Interest Only Security.
PO -- Principal Only Security.


                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                     SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK -- 96.3%
CHINA -- 2.2%
China Mobile, Ltd.                                    504,000     $  1,548,302
Denway Motors, Ltd.                                 2,081,000        2,211,378
                                                                  ------------
                                                                     3,759,680
                                                                  ------------
DENMARK -- 0.9%
Group 4 Falck A/S                                      75,000        1,537,315
                                                                  ------------
FINLAND -- 2.2%
Tietoenator Oyj                                        80,000        2,189,707
UPM-Kymmene Oyj                                        89,000        1,697,377
                                                                  ------------
                                                                     3,887,084
                                                                  ------------
FRANCE -- 16.0%
Arcelor                                               102,000        1,778,052
Aventis S.A.                                           50,000        3,304,743
Axa S.A.                                              140,000        2,996,720
BNP Paribas S.A.                                       37,000        2,329,768
European Aeronautic Defence & Space Co.                90,000        2,139,884
Groupe Danone                                          17,000        2,774,723
Lafarge S.A.                                           14,102        1,255,804
Schneider Electric S.A.                                42,000        2,749,495
Societe Generale                                       24,500        2,163,219
Suez S.A.                                              87,100        1,750,130
Total S.A.                                             24,000        4,462,159
                                                                  ------------
                                                                    27,704,697
                                                                  ------------
GERMANY -- 8.7%
Adidas-Salomon A.G.                                    15,000        1,708,501
BASF A.G.                                              43,000        2,417,936
Celesio A.G.                                           51,000        2,473,449
Deutsche Bank A.G.                                     23,700        1,964,039
E.On A.G.                                              52,000        3,393,643
Linde A.G.                                             44,300        2,385,986
Volkswagen A.G.                                        13,000          723,953
                                                                  ------------
                                                                    15,067,507
                                                                  ------------
GREECE -- 0.1%
Hellenic Telecommunications Organization
  (OTE) S.A.                                           11,975          158,297
                                                                  ------------
HONG KONG -- 5.1%
HSBC Holdings P.L.C.                                  253,901        4,006,244
Hutchison Whampoa, Ltd.                               460,000        3,392,112
Wing Hang Bank, Ltd.                                  254,000        1,511,515
                                                                  ------------
                                                                     8,909,871
                                                                  ------------
ITALY -- 4.4%
ENI S.P.A.                                            226,000        4,264,581
Luxottica Group S.P.A. ADR                            110,000        1,914,000
Saipem S.P.A.                                         187,000        1,511,945
                                                                  ------------
                                                                     7,690,526
                                                                  ------------
JAPAN -- 15.6%
Asahi Glass Co., Ltd.                                 321,000        2,635,812
Canon, Inc.                                            55,000        2,560,884
Kao Corp.                                             102,000        2,074,834
Kyushu Electric Power Co., Inc.                            90            1,548
Mabuchi Motor Co., Ltd.                                22,000        1,693,571


                                                     SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
Mazda Motor Corp.                                     880,000     $  2,356,630
NEC Corp.                                             340,000        2,503,126
Rohm Co., Ltd.                                         18,000        2,109,546
Sony Corp.                                             77,000        2,665,578
Sumitomo Trust & Banking Co., Ltd.                    722,000        4,244,285
Takeda Chemical Industries, Ltd.                       60,000        2,379,397
Tostem Inax Holding Corp.                              93,000        1,796,305
                                                                  ------------
                                                                    27,021,516
                                                                  ------------
KOREA -- 2.7%
Kookmin Bank ADR                                       76,000        2,875,840
Samsung Electronics Co., Ltd.                           4,600        1,741,167
                                                                  ------------
                                                                     4,617,007
                                                                  ------------
MEXICO -- 1.4%
Cemex S.A. de C.V. ADR                                 59,000        1,545,800
Telefonos de Mexico S.A. de C.V. ADR                   28,000          924,840
                                                                  ------------
                                                                     2,470,640
                                                                  ------------
NETHERLANDS -- 5.8%
ABN AMRO Holdings N.V.                                 77,000        1,801,652
Akzo Nobel N.V.                                        66,000        2,547,427
DSM N.V.                                               33,000        1,624,609
ING Groep N.V.                                         81,708        1,905,627
Philips Electronics N.V.                               73,500        2,146,222
                                                                  ------------
                                                                    10,025,537
                                                                  ------------
SINGAPORE -- 2.9%
DBS Group Holdings, Ltd.                              333,000        2,882,353
Singapore Airlines, Ltd.                              325,000        2,143,320
                                                                  ------------
                                                                     5,025,673
                                                                  ------------
SPAIN -- 1.0%
Telefonica Moviles, S.A.*                             170,000        1,775,479
                                                                  ------------
SWEDEN -- 2.1%
Atlas Copco AB-B                                       47,000        1,531,764
Volvo AB-B                                             70,000        2,140,286
                                                                  ------------
                                                                     3,672,050
                                                                  ------------
SWITZERLAND -- 3.6%
Nestle S.A.                                            12,088        3,020,167
Novartis A.G.                                          48,000        2,179,260
Swisscom A.G.                                           3,220        1,062,268
                                                                  ------------
                                                                     6,261,695
                                                                  ------------
TAIWAN -- 0.6%
Taiwan Semiconductor Manufacturing
  Co., Ltd. ADR*                                      108,000        1,105,920
                                                                  ------------
THAILAND -- 1.0%
Advanced Information Service Public Co.,
  Ltd.                                                810,000        1,727,428
                                                                  ------------
UNITED KINGDOM -- 20.0%
Amvescap P.L.C.                                       259,000        1,881,262
Barclays P.L.C.                                       169,534        1,512,151
Boots Group P.L.C.                                    130,000        1,608,098


                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                     SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)
Compass Group P.L.C.                                  219,000     $  1,489,769
GlaxoSmithKline P.L.C.                                169,117        3,875,149
GUS P.L.C.                                            176,500        2,443,972
HBOS P.L.C.                                           135,000        1,748,491
Kesa Electricals P.L.C.                               379,130        1,745,961
Kingfisher P.L.C.                                     470,395        2,345,195
Lloyds TSB Group P.L.C.                               211,263        1,694,309
Rolls-Royce P.L.C.                                    560,000        1,776,910
Royal Bank of Scotland Group P.L.C.                    62,000        1,826,891
Signet Group P.L.C.                                   990,000        1,825,423
Standard Chartered P.L.C.                             100,000        1,651,420
Tesco P.L.C.                                          434,000        2,002,532
Unilever P.L.C.                                       230,000        2,144,116
Vodafone Group P.L.C.                               1,297,249        3,216,357
                                                                  ------------
                                                                    34,788,006
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $133,318,931)                                              167,205,928
                                                                  ------------
PREFERRED STOCK -- 1.1%
GERMANY
Volkswagen A.G.
  (Cost $1,482,403)                                    51,500        1,867,590
                                                                  ------------


COUPON                                                  PAR
 RATE                              MATURITY            (000)
------                             --------           -------

CONVERTIBLE BONDS -- 0.1%
FRANCE
Axa S.A.
  (Cost $130,689)
     0.000%                        12/21/04           $   112          176,313
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 1.3%
U.S. Treasury Bills
     0.700%                        03/18/04             1,000          998,241
     0.760%                        03/18/04             1,294        1,291,724
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,290,399)                                                  2,289,965
                                                                  ------------


                                                     SHARES          VALUE+
                                                    ---------     ------------

TEMPORARY INVESTMENTS -- 0.4%
BlackRock Provident Institutional
  Funds -- TempCash
  (Cost $658,162)                                     658,162     $    658,162
                                                                  ------------
TOTAL INVESTMENTS -- 99.2%
  (Cost $137,880,584)                                              172,197,958
                                                                  ------------
CURRENCY -- 0.0%
Euro Currency
  (Cost $2)                                                 2                3
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- 0.8%
Dividends receivable and other assets                                  445,377
Receivable for securities sold                                         602,804
Receivable for capital stock sold                                      478,540
Receivable from affiliate                                              152,997
Payable for capital stock redeemed                                     (93,480)
Accrued expenses                                                      (210,839)
                                                                  ------------
                                                                     1,375,399
                                                                  ------------

NET ASSETS -- 100.0%
Applicable to 12,616,330 Institutional
  Shares, 116,945 N Shares, and 4,326 A
  Shares of beneficial interest outstanding,
  $.001  par  value (Note  8)                                     $173,573,360
                                                                  ============

NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($171,920,883/12,616,330)                                       $13.63
                                                                        ======

NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER N SHARE
  ($1,595,438/116,945)                                                  $13.64
                                                                        ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($57,039/4,326)                                     $13.19
                                                                        ======

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($13.19/0.945) (NOTE 5)                                   $13.96
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $138,140,531
                                                                  ============
    Gross Appreciation                                            $ 38,155,034
    Gross Depreciation                                              (4,097,604)
                                                                  ------------
    Net Appreciation                                              $ 34,057,430
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
ADR -- American Depositary Receipt.


                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                     SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK -- 96.8%
ARGENTINA -- 1.7%
Tenaris S.A. ADR                                      150,471     $  5,013,694
                                                                  ------------
BRAZIL -- 10.7%
Companhia Vale do Rio Doce ADR                        148,400        7,644,084
Empresa Brasileira de Aeronautica S.A.
  ADR                                                 301,781       10,571,388
Petroleo Brasileiro S.A. ADR                          279,000        8,157,960
Telesp Celular Participacoes S.A.*                    720,000        4,737,600
                                                                  ------------
                                                                    31,111,032
                                                                  ------------
CHINA -- 5.7%
Beijing Datang Power Generation Co.,
  Ltd.                                              8,162,000        5,834,806
China Mobile, Ltd.                                  1,623,000        4,985,902
Denway Motors, Ltd.                                 5,321,000        5,654,368
                                                                  ------------
                                                                    16,475,076
                                                                  ------------
CROATIA -- 1.2%
Pliva D.D. GDR                                        210,500        3,431,150
                                                                  ------------
HONG KONG -- 6.3%
HSBC Holdings P.L.C.                                  353,092        5,571,355
Hutchison Whampoa, Ltd.                             1,131,600        8,344,595
Wing Hang Bank, Ltd.                                  760,000        4,522,644
                                                                  ------------
                                                                    18,438,594
                                                                  ------------
HUNGARY -- 3.7%
Gedeon Richter Rt.                                     25,700        3,042,491
Magyar Tavkozlesi Rt. ADR                             267,000        4,995,570
OTP Bank Rt.*                                         200,000        2,579,349
                                                                  ------------
                                                                    10,617,410
                                                                  ------------
INDIA -- 6.6%
Gujarat Ambuja Cements, Ltd.                          783,500        5,217,895
Hindustan Lever, Ltd.                               1,750,000        7,851,507
Zee Telefilms, Ltd.                                 1,875,000        6,166,438
                                                                  ------------
                                                                    19,235,840
                                                                  ------------
ISRAEL -- 1.5%
Check Point Software Technologies, Ltd.*              267,000        4,490,940
                                                                  ------------
KOREA -- 22.6%
Hyundai Motor Co., Ltd.                               150,000        6,357,533
Kookmin Bank ADR                                      205,581        7,779,185
Korea Electric Power Corp. ADR                        150,700        1,565,773
KT Corp. ADR                                          149,100        2,843,337
LG Chem, Ltd.                                         145,000        6,693,244
POSCO ADR                                             110,200        3,743,494
Samsung Electronics Co., Ltd. GDR                      70,300       13,216,400
Samsung Fire & Marine Insurance Co., Ltd.             100,000        5,749,056
Shinsegae Co., Ltd.                                    42,300       10,295,426
SK Telecom Co., Ltd.                                   45,000        7,515,736
                                                                  ------------
                                                                    65,759,184
                                                                  ------------
MALAYSIA -- 3.0%
Maxis Communications BHD                            2,665,000        5,294,934
Road Builder (M) Holdings BHD                       3,801,000        3,560,937
                                                                  ------------
                                                                     8,855,871
                                                                  ------------


                                                     SHARES          VALUE+
                                                    ---------     ------------

COMMON STOCK (CONTINUED)
MEXICO -- 8.5%
Cemex S.A. de C.V. ADR                                237,011     $  6,209,688
Grupo Financiero Banorte S.A. de C.V.               1,161,000        4,029,367
Grupo Financiero BBVA Bancomer S.A.
  de C.V.-B*                                        4,104,500        3,506,481
Kimberly-Clark de Mexico S.A. de C.V.-A             1,425,400        3,653,164
Telefonos de Mexico S.A. de C.V. ADR                  137,900        4,554,837
TV Azteca S.A. de C.V. ADR                            300,000        2,730,000
                                                                  ------------
                                                                    24,683,537
                                                                  ------------
POLAND -- 1.0%
Agora S.A.*                                           220,000        3,003,553
                                                                  ------------
RUSSIA -- 5.0%
Lukoil Holding ADR                                     52,000        4,836,000
Mobile Telesystems ADR                                 28,200        2,334,960
Norilsk Nickel Mining and Metallurgical
  Co. ADR                                              46,600        3,035,990
Wimm-Bill-Dann Foods ADR*                             260,600        4,430,200
                                                                  ------------
                                                                    14,637,150
                                                                  ------------
SINGAPORE -- 4.0%
DBS Group Holdings, Ltd.                              893,590        7,734,660
Singapore Airlines, Ltd.                              584,000        3,851,381
                                                                  ------------
                                                                    11,586,041
                                                                  ------------
SOUTH AFRICA -- 4.5%
Old Mutual P.L.C.                                   3,579,500        5,895,238
Standard Bank Group, Ltd.                           1,207,000        7,084,683
                                                                  ------------
                                                                    12,979,921
                                                                  ------------
TAIWAN -- 6.3%
Chinatrust Financial Holding Co., Ltd.              7,437,695        7,470,557
President Chain Store Corp.                         2,545,356        3,898,631
Taiwan Semiconductor Manufacturing Co.,
  Ltd.*                                             3,731,462        6,979,318
                                                                  ------------
                                                                    18,348,506
                                                                  ------------
THAILAND -- 3.2%
Advanced Information Service Public Co.,
  Ltd.                                              4,337,300        9,249,842
                                                                  ------------
TURKEY -- 1.3%
Haci Omer Sabanci Holding A.S.                    805,870,000        3,814,260
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $215,248,234)                                              281,731,601
                                                                  ------------
RIGHTS & WARRANTS -- 0.0%
MEXICO
Cemex S.A. de C.V. ADR*
  (Cost $2,205)                                         1,260            3,339
                                                                  ------------


                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

COUPON                                                  PAR
 RATE                              MATURITY            (000)          VALUE+
------                             --------           -------     ------------

U.S. TREASURY OBLIGATIONS -- 2.9%
U.S. Treasury Bills
     0.700%                        03/18/04           $ 2,000     $    261,539
     0.750%                        03/18/04             1,000        1,996,482
     0.760%                        03/18/04             5,329          998,241
     0.780%                        03/18/04               262        5,319,627
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,577,302)                                                  8,575,889
                                                                  ------------


                                                      SHARES
                                                      ------
TEMPORARY INVESTMENTS -- 0.2%
BlackRock Provident Institutional
  Funds -- TempCash
  (Cost $581,536)                                     581,536          581,536
                                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $224,409,277)                                              290,892,365
                                                                  ------------
CURRENCY -- 0.0%
Taiwanese Dollar
  (Cost $62,249)                                       21,184           62,397
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Dividends receivable and other assets                                  887,224
Receivable for capital stock sold                                      567,234
Receivable from affiliate                                               18,407
Payable for capital stock redeemed                                     (31,000)
Payable for foreign taxes                                             (805,690)
Accrued expenses                                                      (403,844)
                                                                  ------------
                                                                       232,331
                                                                  ------------



NET ASSETS -- 100.0%
Applicable to 28,855,313 Institutional Shares,
  133,897 N Shares, and 36,631 A Shares of
  beneficial interest outstanding, $.001 par
  value (Note 8)                                                  $291,187,093
                                                                  ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($289,491,979/28,855,313)                                             $10.03
                                                                        ======

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($1,331,137/133,897)                                $ 9.94
                                                                        ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($363,977/36,631)                                   $ 9.94
                                                                        ======

MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($9.94/0.945) (NOTE 5)                                                $10.52
                                                                        ======


----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $224,471,526
                                                                  ============
    Gross Appreciation                                            $ 67,705,284
    Gross Depreciation                                              (1,222,048)
                                                                  ------------
    Net Appreciation                                              $ 66,483,236
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.


                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                       MONEY MARKET FUNDS
                                                                         -------------------------------------------
                                                                          GOVERNMENT                     TAX-EXEMPT
                                                                         MONEY MARKET    MONEY MARKET   MONEY MARKET
                                                                             FUND            FUND           FUND
                                                                         -----------     -----------    -----------
INVESTMENT INCOME:
  Interest .........................................................     $14,939,746     $97,102,215    $13,657,469
  Dividends ........................................................              --              --             --
  Securities lending income ........................................              --              --             --
  Foreign taxes withheld ...........................................              --              --             --
                                                                         -----------     -----------    -----------
    Total investment income ........................................      14,939,746      97,102,215     13,657,469
                                                                         -----------     -----------    -----------
EXPENSES (NOTE 2f):
  Investment advisory fee (Note 3) .................................       1,327,810       7,733,692      1,266,709
  Rule 12b-1 fee (Note 4) ..........................................       1,332,668       3,823,391        420,746
  Shareholder services fee (Note 4) ................................       2,479,269       7,684,210        890,351
  Program fee (Note 4) .............................................       3,409,602       8,704,409        646,059
  Commitment fee (Note 11) .........................................          17,639         108,050         17,229
  Transfer agency fee (Note 3) .....................................          53,481         363,674         57,148
  Administration fee (Note 3) ......................................       1,451,182       8,295,156      1,350,316
  Custodian fee (Note 3) ...........................................          59,207         332,768         51,120
  Directors' fees and expenses .....................................          17,944         128,677         22,778
  Audit fee ........................................................          38,302         173,476         25,242
  Legal fee ........................................................          13,388          72,426         10,696
  Reports to shareholders ..........................................          21,142         218,549         27,925
  Registration fees ................................................          34,176          77,876         33,624
  Miscellaneous ....................................................         (13,636)        231,527         (9,350)
                                                                         -----------     -----------    -----------
    Total expenses .................................................      10,242,174      37,947,881      4,810,593
                                                                         -----------     -----------    -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ..........      (2,541,654)     (9,280,171)      (506,215)
                                                                         -----------     -----------    -----------
    Net expenses ...................................................       7,700,520      28,667,710      4,304,378
                                                                         -----------     -----------    -----------
  NET INVESTMENT INCOME/(LOSS) .....................................       7,239,226      68,434,505      9,353,091
                                                                         -----------     -----------    -----------

NET REALIZED AND UNREALIZED  GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........................................           8,229         (22,026)        (4,393)
    Futures contracts ..............................................              --              --             --
    Foreign currency translations ..................................              --              --             --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ....................................................              --              --             --
    Futures contracts ..............................................              --              --             --
    Foreign currency translations ..................................              --              --             --
                                                                         -----------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .............           8,229         (22,026)        (4,393)
                                                                         -----------     -----------    -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..................     $ 7,247,455     $68,412,479    $ 9,348,698
                                                                         ===========     ===========    ===========



                                                                                            FIXED INCOME FUNDS
                                                                   -----------------------------------------------------------------
                                                                        SHORT/                         INTERMEDIATE      HIGH YIELD
                                                                   INTERMEDIATE BOND      BOND        GOVERNMENT BOND       BOND
                                                                         FUND             FUND             FUND             FUND
                                                                   -----------------  -----------     ---------------    ----------
INVESTMENT INCOME:
  Interest ......................................................     $12,626,916     $10,508,472       $4,232,292       $3,545,119
  Dividends .....................................................              --              --               --               --
  Securities lending income .....................................          22,955           9,060           10,147               --
  Foreign taxes withheld ........................................              --              --               --               --
                                                                      -----------     -----------       ----------       ----------
    Total investment income .....................................      12,649,871      10,517,532        4,242,439        3,545,119
                                                                      -----------     -----------       ----------       ----------
EXPENSES (NOTE 2f):
  Investment advisory fee (Note 3) ..............................       1,892,556       1,255,395          489,948          206,771
  Rule 12b-1 fee (Note 4) .......................................          15,158           6,287           16,367               --
  Shareholder services fee (Note 4) .............................          25,121          14,169           51,496               --
  Program fee (Note 4) ..........................................              --              --               --               --
  Commitment fee (Note 11) ......................................           3,794           2,742            1,332              633
  Transfer agency fee (Note 3) ..................................          60,279          47,893           56,853            1,539
  Administration fee (Note 3) ...................................         560,341         426,785          223,020           84,675
  Custodian fee (Note 3) ........................................          17,610          13,699           10,482            9,315
  Directors' fees and expenses ..................................           5,008           3,710            1,780              638
  Audit fee .....................................................           5,555           4,013            1,951           10,773
  Legal fee .....................................................           3,184           2,351            1,132              620
  Reports to shareholders .......................................           5,402           3,893            1,879              753
  Registration fees .............................................          35,155          37,780           39,718           10,610
  Miscellaneous .................................................          28,936          25,893           11,923            8,959
                                                                      -----------     -----------       ----------       ----------
    Total expenses ..............................................       2,658,099       1,844,610          907,881          335,286
                                                                      -----------     -----------       ----------       ----------
  Less fee waivers and expense reimbursements (Notes 3,4) .......        (995,629)       (665,328)        (367,861)         (54,996)
                                                                      -----------     -----------       ----------       ----------
    Net expenses ................................................       1,662,470       1,179,282          540,020          280,290
                                                                      -----------     -----------       ----------       ----------
  NET INVESTMENT INCOME/(LOSS) ..................................      10,987,401       9,338,250        3,702,419        3,264,829
                                                                      -----------     -----------       ----------       ----------

NET REALIZED AND UNREALIZED  GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions .....................................         266,166         881,821        1,829,701        1,252,546
    Futures contracts ...........................................        (483,361)       (777,018)        (123,399)              --
    Foreign currency translations ...............................              --              --               --               --
  Net change in unrealized appreciation/(depreciation) on:
    Investments .................................................         (10,736)     (3,548,406)      (3,361,986)       2,637,553
    Futures contracts ...........................................         179,688         545,531           70,312               --
    Foreign currency translations ...............................              --              --               --               --
                                                                      -----------     -----------       ----------       ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ..........         (48,243)     (2,898,072)      (1,585,372)       3,890,099
                                                                      -----------     -----------       ----------       ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ...............     $10,939,158     $ 6,440,178       $2,117,047       $7,154,928
                                                                      ===========     ===========       ==========       ==========



                                                                                             FIXED INCOME FUNDS
                                                                         ---------------------------------------------------
                                                                           INTERMEDIATE                        HIGH YIELD
                                                                         ITAX-EXEMPT BOND    TAX-EXEMPT BOND   SELECT BOND
                                                                               FUND               FUND            FUND
                                                                         ----------------    ---------------   -----------
INVESTMENT INCOME:
  Interest .........................................................        $11,694,355         $6,293,487     $1,101,967(1)
  Dividends ........................................................                 --                 --             --
  Securities lending income ........................................                 --                 --             21
  Foreign taxes withheld ...........................................                 --                 --             --
                                                                            -----------         ----------     ----------
    Total investment income ........................................         11,694,355          6,293,487      1,101,988
                                                                            -----------         ----------     ----------
EXPENSES (NOTE 2f):
  Investment advisory fee (Note 3) .................................          1,200,190            577,100             --
  Rule 12b-1 fee (Note 4) ..........................................             11,267             18,288            444
  Shareholder services fee (Note 4) ................................             30,114             62,797            933
  Program fee (Note 4) .............................................                 --                 --             --
  Commitment fee (Note 11) .........................................              3,756              1,808             --
  Transfer agency fee (Note 3) .....................................             54,572             59,612         19,631
  Administration fee (Note 3) ......................................            559,997            290,036         41,960
  Custodian fee (Note 3) ...........................................             13,769              6,187             --
  Directors' fees and expenses .....................................              5,003              2,417             --
  Audit fee ........................................................              4,998              2,646             --
  Legal fee ........................................................              2,172              1,084         44,252
  Reports to shareholders ..........................................              6,274              2,747             --
  Registration fees ................................................             51,801             47,452         27,017
  Miscellaneous ....................................................             27,465             15,584          1,904
                                                                            -----------         ----------     ----------
    Total expenses .................................................          1,971,378          1,087,758        136,141
                                                                            -----------         ----------     ----------
  Less fee waivers and expense reimbursements (Notes 3,4) ..........           (722,504)          (358,624)      (111,721)
                                                                            -----------         ----------     ----------
    Net expenses ...................................................          1,248,874            729,134         24,420
                                                                            -----------         ----------     ----------
  NET INVESTMENT INCOME/(LOSS) .....................................         10,445,481          5,564,353      1,077,568
                                                                            -----------         ----------     ----------

NET REALIZED AND UNREALIZED  GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........................................           (135,836)           456,497        707,566
    Futures contracts ..............................................                 --                 --             --
    Foreign currency translations ..................................                 --                 --             --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ....................................................          1,465,807          1,392,398        745,340
    Futures contracts ..............................................                 --                 --             --
    Foreign currency translations ..................................                 --                 --             --
                                                                            -----------         ----------     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .............          1,329,971          1,848,895      1,452,906
                                                                            -----------         ----------     ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..................        $11,775,452         $7,413,248     $2,530,474
                                                                            ===========         ==========     ==========

(1) Includes distribution of net investment income from the High Yield Bond Fund.


                       See Notes to Financial Statements.

92 and 93

                              HARRIS INSIGHT FUNDS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                         EQUITY FUNDS
                                                                           -----------------------------------------

                                                                                             CORE        SMALL-CAP
                                                                              EQUITY        EQUITY      OPPORTUNITY
                                                                               FUND          FUND          FUND
                                                                           -----------   -----------    ------------
INVESTMENT INCOME:
  Interest .........................................................       $    69,338   $    17,972    $    152,571
  Dividends ........................................................         3,952,229     1,755,027       4,280,796
  Securities lending income ........................................            27,202        14,069         115,787
  Foreign taxes withheld ...........................................                --            --              --
                                                                           -----------   -----------    ------------
    Total investment income ........................................         4,048,769     1,787,068       4,549,154
                                                                           -----------   -----------    ------------
EXPENSES (NOTE 2f):
  Investment advisory fee (Note 3) .................................         1,799,413     1,023,289       4,238,707
  Rule 12b-1 fee (Note 4) ..........................................             2,674         1,869           6,262
  Shareholder services fee (Note 4) ................................            29,135        10,069          89,200
  Commitment fee (Note 11) .........................................             3,625         1,595           5,919
  Transfer agency fee (Note 3) .....................................            48,558        48,138          74,601
  Administration fee (Note 3) ......................................           538,510       254,848         837,505
  Custodian fee (Note 3) ...........................................            19,630        21,438          37,229
  Directors' fees and expenses .....................................             4,818         2,099           7,712
  Audit fee ........................................................             5,304         2,335           9,766
  Legal fee ........................................................             3,053         1,334           4,901
  Reports to shareholders ..........................................             5,079         1,723           6,290
  Registration fees ................................................            31,709        37,416          40,889
  Miscellaneous ....................................................            12,024         9,012          19,264
                                                                           -----------   -----------    ------------
    Total expenses .................................................         2,503,532     1,415,165       5,378,245
                                                                           -----------   -----------    ------------
  Less fee waivers and expense reimbursements (Notes 3,4) ..........           (48,762)     (152,540)       (196,334)
                                                                           -----------   -----------    ------------
    Net expenses ...................................................         2,454,770     1,262,625       5,181,911
                                                                           -----------   -----------    ------------
  NET INVESTMENT INCOME/(LOSS) .....................................         1,593,999       524,443        (632,757)
                                                                           -----------   -----------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........................................         8,416,491       873,569      57,367,389
    Futures contracts ..............................................                --            --              --
    Foreign currency translations ..................................                --            --              --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ....................................................        54,868,158    29,193,446     123,574,574
    Futures contracts ..............................................                --            --              --
    Foreign currency translations ..................................                --            --              --
                                                                           -----------   -----------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .............        63,284,649    30,067,015     180,941,963
                                                                           -----------   -----------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..................       $64,878,648   $30,591,458    $180,309,206
                                                                           ===========   ===========    ============



                                                                                                EQUITY FUNDS
                                                                           --------------------------------------------------------
                                                                                                                        SMALL-CAP
                                                                            SMALL-CAP                                   AGGRESSIVE
                                                                              VALUE                 INDEX                 GROWTH
                                                                              FUND                  FUND                   FUND
                                                                           -----------           -----------            ----------
INVESTMENT INCOME:
  Interest .........................................................       $    72,271           $    87,268            $    1,831
  Dividends ........................................................         5,237,365             6,342,475                35,582
  Securities lending income ........................................            75,577                31,952                    --
  Foreign taxes withheld ...........................................                --                    --                    --
                                                                           -----------           -----------            ----------
    Total investment income ........................................         5,385,213             6,461,695                37,413
                                                                           -----------           -----------            ----------
EXPENSES (NOTE 2f):
  Investment advisory fee (Note 3) .................................         1,933,332               778,912                53,935
  Rule 12b-1 fee (Note 4) ..........................................             7,788                 4,012                    10
  Shareholder services fee (Note 4) ................................            15,848                45,215                     4
  Commitment fee (Note 11) .........................................             3,721                 5,060                    99
  Transfer agency fee (Note 3) .....................................            54,908                48,453                   571
  Administration fee (Note 3) ......................................           541,570               721,605                13,895
  Custodian fee (Note 3) ...........................................            32,408                42,359                 6,759
  Directors' fees and expenses .....................................             4,875                 6,715                   132
  Audit fee ........................................................             6,146                 8,117                   147
  Legal fee ........................................................             2,396                 3,580                    84
  Reports to shareholders ..........................................             5,166                 7,913                   141
  Registration fees ................................................            36,368                34,545                23,127
  Miscellaneous ....................................................            20,252                33,102                 4,670
                                                                           -----------           -----------            ----------
    Total expenses .................................................         2,664,778             1,739,588               103,574
                                                                           -----------           -----------            ----------
  Less fee waivers and expense reimbursements (Notes 3,4) ..........          (122,211)             (154,369)              (31,646)
                                                                           -----------           -----------            ----------
    Net expenses ...................................................         2,542,567             1,585,219                71,928
                                                                           -----------           -----------            ----------
  NET INVESTMENT INCOME/(LOSS) .....................................         2,842,646             4,876,476               (34,515)
                                                                           -----------           -----------            ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........................................        21,586,613            26,881,122               280,932
    Futures contracts ..............................................                --               326,932                    --
    Foreign currency translations ..................................                --                    --                    --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ....................................................        73,898,637            54,956,096             2,473,000
    Futures contracts ..............................................                --               774,500                    --
    Foreign currency translations ..................................                --                    --                    --
                                                                           -----------           -----------            ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .............        95,485,250            82,938,650             2,753,932
                                                                           -----------           -----------            ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..................       $98,327,896           $87,815,126            $2,719,417
                                                                           ===========           ===========            ==========



                                                                                               EQUITY FUNDS
                                                                           ------------------------------------------------------

                                                                                                                      EMERGING
                                                                            BALANCED           INTERNATIONAL           MARKETS
                                                                              FUND                 FUND                 FUND
                                                                           ----------          -------------         -----------
INVESTMENT INCOME:
  Interest .........................................................       $1,042,836           $    35,672          $    86,788
  Dividends ........................................................          486,406             4,643,334            4,281,039
  Securities lending income ........................................            9,165                    --                   --
  Foreign taxes withheld ...........................................               --              (484,226)            (268,047)
                                                                           ----------           -----------          -----------
    Total investment income ........................................        1,538,407             4,194,780            4,099,780
                                                                           ----------           -----------          -----------
EXPENSES (NOTE 2f):
  Investment advisory fee (Note 3) .................................          282,356             1,560,663            2,095,350
  Rule 12b-1 fee (Note 4) ..........................................            2,415                   149                  548
  Shareholder services fee (Note 4) ................................            5,712                 3,276                1,408
  Commitment fee (Note 11) .........................................              747                 2,085                2,319
  Transfer agency fee (Note 3) .....................................           42,006                32,604               32,823
  Administration fee (Note 3) ......................................          138,787               315,720              333,081
  Custodian fee (Note 3) ...........................................           22,283                80,508              156,559
  Directors' fees and expenses .....................................              987                 2,745                2,613
  Audit fee ........................................................            1,095                 3,052                5,748
  Legal fee ........................................................              627                 1,746                2,687
  Reports to shareholders ..........................................            1,345                 2,909                2,368
  Registration fees ................................................           36,593                40,802               44,446
  Miscellaneous ....................................................           24,700                20,631               68,655
                                                                           ----------           -----------          -----------
    Total expenses .................................................          559,653             2,066,890            2,748,605
                                                                           ----------           -----------          -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ..........          (82,982)              (42,532)             (44,760)
                                                                           ----------           -----------          -----------
    Net expenses ...................................................          476,671             2,024,358            2,703,845
                                                                           ----------           -----------          -----------
  NET INVESTMENT INCOME/(LOSS) .....................................        1,061,736             2,170,422            1,395,935
                                                                           ----------           -----------          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........................................          786,234            (5,084,107)           9,189,744
    Futures contracts ..............................................          (75,157)                   --                   --
    Foreign currency translations ..................................               --               (94,762)             (77,967)
  Net change in unrealized appreciation/(depreciation) on:
    Investments ....................................................        7,778,566            55,857,494           66,010,070 (1)
    Futures contracts ..............................................           52,188                    --                   --
    Foreign currency translations ..................................               --               (20,124)                 955
                                                                           ----------           -----------          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .............        8,541,831            50,658,501           75,122,802
                                                                           ----------           -----------          -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..................       $9,603,567           $52,828,923          $76,518,737
                                                                           ==========           ===========          ===========

  (1) Net of estimated deferred capital gain taxes of $805,690.


                       See Notes to Financial Statements.

94 and 95

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                       MONEY MARKET FUNDS
                                                                       --------------------------------------------------
                                                                         GOVERNMENT                          TAX-EXEMPT
                                                                        MONEY MARKET      MONEY MARKET      MONEY MARKET
                                                                            FUND             FUND               FUND
                                                                       --------------   ---------------    --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................  $    7,239,226   $    68,434,505    $    9,353,091
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............           8,229           (22,026)           (4,393)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................              --                --                --
                                                                       --------------   ---------------    --------------
Increase/(decrease) in net assets from operations ...................       7,247,455        68,412,479         9,348,698
                                                                       --------------   ---------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................      (2,987,191)      (45,629,443)       (7,758,569)
  N Shares ..........................................................      (2,059,530)       (8,934,202)       (1,231,710)
  A Shares ..........................................................              --                --                --
  B Shares ..........................................................              --               (56)               --
  Exchange Shares ...................................................              --        (6,674,094)               --
  Service Shares ....................................................      (2,217,561)       (7,224,173)         (362,812)
                                                                       --------------   ---------------    --------------
Total distributions from net investment income ......................      (7,264,282)      (68,461,968)       (9,353,091)
                                                                       --------------   ---------------    --------------
Net realized gains on investments:
  Institutional Shares ..............................................              --                --                --
  N Shares ..........................................................              --                --                --
  A Shares ..........................................................              --                --                --
  B Shares ..........................................................              --                --                --
                                                                       --------------   ---------------    --------------
Total distributions from net realized gains .........................              --                --                --
                                                                       --------------   ---------------    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................     (11,648,271)   (1,120,051,626)       31,971,540
  N Shares ..........................................................      72,185,141         3,869,787        27,158,348
  A Shares ..........................................................              --                --                --
  B Shares ..........................................................              --            29,828                --
  Exchange Shares ...................................................              --      (955,889,825)               --
  Service Shares ....................................................     937,704,598       891,519,748       101,291,767
                                                                       --------------   ---------------    --------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................     998,241,468    (1,180,522,088)      160,421,655
                                                                       --------------   ---------------    --------------
Total increase/(decrease) in net assets .............................     998,224,641    (1,180,571,577)      160,417,262

NET ASSETS:
Beginning of period .................................................     761,408,328     8,908,586,305     1,104,618,310
                                                                       --------------   ---------------    --------------
End of period .......................................................  $1,759,632,969   $ 7,728,014,728    $1,265,035,572
                                                                       ==============   ===============    ==============




                                                                                             FIXED INCOME FUNDS
                                                                     ---------------------------------------------------------------
                                                                          SHORT/                      INTERMEDIATE
                                                                     INTERMEDIATE BOND     BOND      GOVERNMENT BOND HIGH YIELD BOND
                                                                           FUND            FUND           FUND           FUND
                                                                     ----------------- ------------  --------------- ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................  $ 10,987,401    $  9,338,250    $ 3,702,419     $ 3,264,829
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............      (217,195)        104,803      1,706,302       1,252,546
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................       168,952      (3,002,875)    (3,291,674)      2,637,553
                                                                       ------------    ------------    -----------     -----------
Increase/(decrease) in net assets from operations ...................    10,939,158       6,440,178      2,117,047       7,154,928
                                                                       ------------    ------------    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................   (10,767,804)     (9,125,876)    (2,893,266)     (3,264,829)
  N Shares ..........................................................      (369,703)       (239,690)      (736,723)             --
  A Shares ..........................................................      (151,903)        (42,246)      (102,823)             --
  B Shares ..........................................................       (23,163)        (21,003)       (38,929)             --
  Exchange Shares ...................................................            --              --             --              --
  Service Shares ....................................................            --              --             --              --
                                                                       ------------    ------------    -----------     -----------
Total distributions from net investment income ......................   (11,312,573)     (9,428,815)    (3,771,741)     (3,264,829)
                                                                       ------------    ------------    -----------     -----------
Net realized gains on investments:
  Institutional Shares ..............................................            --              --       (811,895)       (410,538)
  N Shares ..........................................................            --              --       (217,492)             --
  A Shares ..........................................................            --              --        (30,120)             --
  B Shares ..........................................................            --              --        (14,540)             --
                                                                       ------------    ------------    -----------     -----------
Total distributions from net realized gains .........................            --              --     (1,074,047)       (410,538)
                                                                       ------------    ------------    -----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................    41,885,696     (89,818,476)    (7,420,619)     41,358,699
  N Shares ..........................................................       463,529        (978,801)    (1,552,672)             --
  A Shares ..........................................................      (213,637)       (101,331)       158,909              --
  B Shares ..........................................................       635,581         (34,923)       286,105              --
  Exchange Shares ...................................................            --              --             --              --
  Service Shares ....................................................            --              --             --              --
                                                                       ------------    ------------    -----------     -----------
Increase/(decrease) in net assets from capital share
  transactions ......................................................    42,771,169     (90,933,531)    (8,528,277)     41,358,699
                                                                       ------------    ------------    -----------     -----------
Total increase/(decrease) in net assets .............................    42,397,754     (93,922,168)   (11,257,018)     44,838,260

NET ASSETS:
Beginning of period .................................................   251,331,087     223,264,986     98,570,264      18,087,988
                                                                       ------------    ------------    -----------     -----------
End of period .......................................................  $293,728,841    $129,342,818    $87,313,246     $62,926,248
                                                                       ============    ============    ===========     ===========




                                                                                      FIXED INCOME FUNDS
                                                                     ------------------------------------------------
                                                                       INTERMEDIATE                       HIGH YIELD
                                                                      TAX-EXEMPT BOND   TAX-EXEMPT BOND   SELECT BOND
                                                                          FUND               FUND            FUND
                                                                     ----------------   ---------------   -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................  $ 10,445,481      $  5,564,353     $ 1,077,568
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............      (135,836)          456,497         707,566
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................     1,465,807         1,392,398         745,340
                                                                       ------------      ------------     -----------
Increase/(decrease) in net assets from operations ...................    11,775,452         7,413,248       2,530,474
                                                                       ------------      ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................    (9,905,463)       (4,340,103)     (1,063,773)
  N Shares ..........................................................      (422,160)       (1,007,258)        (24,732)
  A Shares ..........................................................      (100,351)         (184,441)        (11,429)
  B Shares ..........................................................       (17,507)          (32,551)             --
  Exchange Shares ...................................................            --                --              --
  Service Shares ....................................................            --                --              --
                                                                       ------------      ------------     -----------
Total distributions from net investment income ......................   (10,445,481)       (5,564,353)     (1,099,934)
                                                                       ------------      ------------     -----------
Net realized gains on investments:
  Institutional Shares ..............................................            --                --              --
  N Shares ..........................................................            --                --              --
  A Shares ..........................................................            --                --              --
  B Shares ..........................................................            --                --              --
                                                                       ------------      ------------     -----------
Total distributions from net realized gains .........................            --                --              --
                                                                       ------------      ------------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................   (11,173,274)      (21,517,591)      4,925,735
  N Shares ..........................................................    (3,004,116)       10,207,963          30,983
  A Shares ..........................................................       424,574        (1,211,648)        139,951
  B Shares ..........................................................       424,876           487,126              --
  Exchange Shares ...................................................            --                --              --
  Service Shares ....................................................            --                --              --
                                                                       ------------      ------------     -----------
Increase/(decrease) in net assets from capital share
  transactions ......................................................   (13,327,940)      (12,034,150)      5,096,669
                                                                       ------------      ------------     -----------
Total increase/(decrease) in net assets .............................   (11,997,969)      (10,185,255)      6,527,209

NET ASSETS:
Beginning of period .................................................   258,457,217       126,151,792      11,391,278
                                                                       ------------      ------------     -----------
End of period .......................................................  $246,459,248      $115,966,537     $17,918,487
                                                                       ============      ============     ===========

                       See Notes to Financial Statements.

96 and 97

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                           EQUITY FUNDS
                                                                          -------------------------------------------

                                                                                             CORE         SMALL-CAP
                                                                              EQUITY        EQUITY       OPPORTUNITY
                                                                               FUND          FUND           FUND
                                                                          ------------   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................     $  1,593,999   $    524,443    $   (632,757)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............        8,416,491        873,569      57,367,389
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................       54,868,158     29,193,446     123,574,574
                                                                          ------------   ------------    ------------
Increase/(decrease) in net assets from operations ...................       64,878,648     30,591,458     180,309,206
                                                                          ------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................       (1,564,684)      (512,368)             --
  N Shares ..........................................................          (22,147)        (8,010)             --
  A Shares ..........................................................             (412)          (937)             --
  B Shares ..........................................................               --             --              --
                                                                          ------------   ------------    ------------
Total distributions from net investment income ......................       (1,587,243)      (521,315)             --
                                                                          ------------   ------------    ------------
Net realized gains on investments:
  Institutional Shares ..............................................               --             --      (4,884,269)
  N Shares ..........................................................               --             --        (647,538)
  A Shares ..........................................................               --             --         (31,112)
  B Shares ..........................................................               --             --          (5,316)
                                                                          ------------   ------------    ------------
Total distributions from net realized gains .........................               --             --      (5,568,235)
                                                                          ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................      (68,882,522)      (134,868)    (10,718,343)
  N Shares ..........................................................         (134,628)      (140,864)     32,854,474
  A Shares ..........................................................           64,811       (148,954)      1,675,085
  B Shares ..........................................................           34,341         50,918         129,236
                                                                          ------------   ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................      (68,917,998)      (373,768)     23,940,452
                                                                          ------------   ------------    ------------
Redemption Fees .....................................................               --             --          27,459
                                                                          ------------   ------------    ------------
Total increase/(decrease) in net assets .............................       (5,626,593)    29,696,375     198,708,882

NET ASSETS:
Beginning of period .................................................      249,802,831    102,712,794     338,650,793
                                                                          ------------   ------------    ------------
End of period .......................................................     $244,176,238   $132,409,169    $537,359,675
                                                                          ============   ============    ============



                                                                                                EQUITY FUNDS
                                                                          --------------------------------------------------------
                                                                                                                     SMALL-CAP
                                                                            SMALL-CAP                                AGGRESSIVE
                                                                              VALUE                INDEX               GROWTH
                                                                              FUND                 FUND                 FUND
                                                                          ------------         ------------          ----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................     $  2,842,646         $  4,876,476          $  (34,515)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............       21,586,613           27,208,054             280,932
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................       73,898,637           55,730,596           2,473,000
                                                                          ------------         ------------          ----------
Increase/(decrease) in net assets from operations ...................       98,327,896           87,815,126           2,719,417
                                                                          ------------         ------------          ----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................       (2,461,186)          (4,678,032)                 --
  N Shares ..........................................................          (47,397)            (198,813)                 --
  A Shares ..........................................................           (9,647)                  --                  --
  B Shares ..........................................................             (777)              (1,933)                 --
                                                                          ------------         ------------          ----------
Total distributions from net investment income ......................       (2,519,007)          (4,878,778)                 --
                                                                          ------------         ------------          ----------
Net realized gains on investments:
  Institutional Shares ..............................................               --          (19,801,291)                 --
  N Shares ..........................................................               --           (1,113,641)                 --
  A Shares ..........................................................               --                   --                  --
  B Shares ..........................................................               --              (25,978)                 --
                                                                          ------------         ------------          ----------
Total distributions from net realized gains .........................               --          (20,940,910)                 --
                                                                          ------------         ------------          ----------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................       (1,353,390)         (59,512,257)         (1,491,244)
  N Shares ..........................................................        1,236,767             (354,607)                 --
  A Shares ..........................................................          507,587                   --                  --
  B Shares ..........................................................          247,853             (180,267)             (4,007)
                                                                          ------------         ------------          ----------
Increase/(decrease) in net assets from capital share
  transactions ......................................................          638,817          (60,047,131)         (1,495,251)
                                                                          ------------         ------------          ----------
Redemption Fees .....................................................           11,906                   --                  --
                                                                          ------------         ------------          ----------
Total increase/(decrease) in net assets .............................       96,459,612            1,948,307           1,224,166

NET ASSETS:
Beginning of period .................................................      222,471,457          372,409,302           7,281,555
                                                                          ------------         ------------          ----------
End of period .......................................................     $318,931,069         $374,357,609          $8,505,721
                                                                          ============         ============          ==========



                                                                                               EQUITY FUNDS
                                                                          ------------------------------------------------------

                                                                                                                      EMERGING
                                                                            BALANCED           INTERNATIONAL          MARKETS
                                                                              FUND                 FUND                 FUND
                                                                          -----------          -------------        ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................     $ 1,061,736          $  2,170,422         $  1,395,935
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............         711,077            (5,178,869)           9,111,777
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................       7,830,754            55,837,370           66,011,025
                                                                          -----------          ------------         ------------
Increase/(decrease) in net assets from operations ...................       9,603,567            52,828,923           76,518,737
                                                                          -----------          ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................      (1,025,834)           (1,997,140)            (924,080)
  N Shares ..........................................................         (36,476)              (14,965)              (2,309)
  A Shares ..........................................................          (5,581)                 (538)                (549)
  B Shares ..........................................................          (2,800)                   --                   --
                                                                          -----------          ------------         ------------
Total distributions from net investment income ......................      (1,070,691)           (2,012,643)            (926,938)
                                                                          -----------          ------------         ------------
Net realized gains on investments:
  Institutional Shares ..............................................              --                    --                   --
  N Shares ..........................................................              --                    --                   --
  A Shares ..........................................................              --                    --                   --
  B Shares ..........................................................              --                    --                   --
                                                                          -----------          ------------         ------------
Total distributions from net realized gains .........................              --                    --                   --
                                                                          -----------          ------------         ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................       1,437,844           (19,652,309)         117,576,658
  N Shares ..........................................................          40,205               (55,133)             745,223
  A Shares ..........................................................         131,641                19,532              148,445
  B Shares ..........................................................         297,205               (11,413)              (8,904)
                                                                          -----------          ------------         ------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................       1,906,895           (19,699,323)         118,461,422
                                                                          -----------          ------------         ------------
Redemption Fees .....................................................              --               203,298               45,354
                                                                          -----------          ------------         ------------
Total increase/(decrease) in net assets .............................      10,439,771            31,320,255          194,098,575

NET ASSETS:
Beginning of period .................................................      49,247,463           142,253,105           97,088,518
                                                                          -----------          ------------         ------------
End of period .......................................................     $59,687,234          $173,573,360         $291,187,093
                                                                          ===========          ============         ============

                       See Notes to Financial Statements.

98 and 99

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                      MONEY MARKET FUNDS
                                                                        ---------------------------------------------
                                                                         GOVERNMENT                      TAX-EXEMPT
                                                                        MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                            FUND            FUND            FUND
                                                                        ------------   --------------  --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................   $  8,000,224   $  101,505,277  $   13,408,248
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............         25,056         (513,865)       (179,553)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................             --               --              --
                                                                        ------------   --------------  --------------
Increase/(decrease) in net assets from operations ...................      8,025,280      100,991,412      13,228,695
                                                                        ------------   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................     (3,649,156)     (63,542,612)    (10,926,944)
  N Shares ..........................................................     (3,837,382)     (19,984,265)     (2,253,788)
  A Shares ..........................................................             --               --              --
  B Shares ..........................................................             --              (56)             --
  Exchange Shares ...................................................             --      (12,117,933)             --
  Service Shares ....................................................       (526,327)      (5,933,386)       (227,516)
                                                                        ------------   --------------  --------------
Total distributions from net investment income ......................     (8,012,865)    (101,578,252)    (13,408,248)
                                                                        ------------   --------------  --------------
Net realized gains on investments:
  Institutional Shares ..............................................             --               --              --
  N Shares ..........................................................             --               --              --
  A Shares ..........................................................             --               --              --
  B Shares ..........................................................             --               --              --
                                                                        ------------   --------------  --------------
Total distributions from net realized gains .........................             --               --              --
                                                                        ------------   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................     12,041,732    2,671,757,632      27,141,601
  N Shares ..........................................................     19,339,678     (244,987,936)    (19,820,589)
  A Shares ..........................................................             --               --              --
  B Shares ..........................................................             --           15,113              --
  Exchange Shares ...................................................             --    1,090,915,269              --
  Service Shares ....................................................    197,788,505    1,267,896,772      78,781,881
                                                                        ------------   --------------  --------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................    229,169,915    4,785,596,850      86,102,893
                                                                        ------------   --------------  --------------
Total increase/(decrease) in net assets .............................    229,182,330    4,785,010,010      85,923,340

NET ASSETS:
Beginning of period .................................................    532,225,998    4,123,576,295   1,018,694,970
                                                                        ------------   --------------  --------------
End of period .......................................................   $761,408,328   $8,908,586,305  $1,104,618,310
                                                                        ============   ==============  ==============



                                                                                    FIXED INCOME FUNDS
                                                                     ---------------------------------------------------------------
                                                                          SHORT/                      INTERMEDIATE
                                                                     INTERMEDIATE BOND     BOND      GOVERNMENT BOND HIGH YIELD BOND
                                                                           FUND            FUND           FUND           FUND(1)
                                                                     ----------------- ------------  --------------- ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................  $ 12,852,467    $ 12,278,415   $ 3,980,419      $   388,989
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............    (2,938,630)     (1,310,308)      637,616         (514,504)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................     5,165,303       4,238,203     3,313,322          821,265
                                                                       ------------    ------------   -----------      -----------
Increase/(decrease) in net assets from operations ...................    15,079,140      15,206,310     7,931,357          695,750
                                                                       ------------    ------------   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................   (12,439,684)    (12,147,235)   (3,270,099)        (388,989)
  N Shares ..........................................................      (327,854)       (369,953)     (686,876)              --
  A Shares ..........................................................      (108,084)        (23,169)      (40,896)              --
  B Shares ..........................................................        (5,430)        (16,561)      (14,095)              --
  Exchange Shares ...................................................            --              --            --               --
  Service Shares ....................................................            --              --            --               --
                                                                       ------------    ------------   -----------      -----------
Total distributions from net investment income ......................   (12,881,052)    (12,556,918)   (4,011,966)        (388,989)
                                                                       ------------    ------------   -----------      -----------
Net realized gains on investments:
  Institutional Shares ..............................................            --              --            --               --
  N Shares ..........................................................            --              --            --               --
  A Shares ..........................................................            --              --            --               --
  B Shares ..........................................................            --              --            --               --
                                                                       ------------    ------------   -----------      -----------
Total distributions from net realized gains .........................            --              --            --               --
                                                                       ------------    ------------   -----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................     4,996,755      (5,454,564)   11,041,072       17,781,227
  N Shares ..........................................................     2,122,793        (355,306)   13,471,006               --
  A Shares ..........................................................     3,747,986         590,765     1,740,023               --
  B Shares ..........................................................       361,312         285,659       682,079               --
  Exchange Shares ...................................................            --              --            --               --
  Service Shares ....................................................            --              --            --               --
                                                                       ------------    ------------   -----------      -----------
Increase/(decrease) in net assets from capital share
  transactions ......................................................    11,228,846      (4,933,446)   26,934,180       17,781,227
                                                                       ------------    ------------   -----------      -----------
Total increase/(decrease) in net assets .............................    13,426,934      (2,284,054)   30,853,571       18,087,988

NET ASSETS:
Beginning of period .................................................   237,904,153     225,549,040    67,716,693               --
                                                                       ------------    ------------   -----------      -----------
End of period .......................................................  $251,331,087    $223,264,986   $98,570,264      $18,087,988
                                                                       ============    ============   ===========      ===========



                                                                                       FIXED INCOME FUNDS
                                                                       ------------------------------------------------
                                                                        INTERMEDIATE                        CONVERTIBLE
                                                                       TAX-EXEMPT BOND   TAX-EXEMPT BOND    SECURITIES
                                                                            FUND              FUND             FUND
                                                                       ---------------   ---------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................  $ 10,446,511      $  5,537,764      $    763,416
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............       131,508           351,444        (7,581,229)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .....................................    11,842,734         6,549,550         3,341,991
                                                                       ------------      ------------      ------------
Increase/(decrease) in net assets from operations ...................    22,420,753        12,438,758        (3,475,822)
                                                                       ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................   (10,060,940)       (5,158,368)         (713,187)
  N Shares ..........................................................      (357,287)         (305,738)           (9,818)
  A Shares ..........................................................       (25,027)          (60,372)           (2,148)
  B Shares ..........................................................        (3,257)          (13,286)               --
  Exchange Shares ...................................................            --                --                --
  Service Shares ....................................................            --                --                --
                                                                       ------------      ------------      ------------
Total distributions from net investment income ......................   (10,446,511)       (5,537,764)         (725,153)
                                                                       ------------      ------------      ------------
Net realized gains on investments:
  Institutional Shares ..............................................            --                --                --
  N Shares ..........................................................            --                --                --
  A Shares ..........................................................            --                --                --
  B Shares ..........................................................            --                --                --
                                                                       ------------      ------------      ------------
Total distributions from net realized gains .........................            --                --                --
                                                                       ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................    15,700,144        (4,886,338)      (16,291,395)
  N Shares ..........................................................     2,338,530        12,294,358            85,203
  A Shares ..........................................................     1,486,330         3,407,281           (88,156)
  B Shares ..........................................................       295,607           536,793                --
  Exchange Shares ...................................................            --                --                --
  Service Shares ....................................................            --                --                --
                                                                       ------------      ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................    19,820,611        11,352,094       (16,294,348)
                                                                       ------------      ------------      ------------
Total increase/(decrease) in net assets .............................    31,794,853        18,253,088       (20,495,323)

NET ASSETS:
Beginning of period .................................................   226,662,364       107,898,704        31,886,601
                                                                       ------------      ------------      ------------
End of period .......................................................  $258,457,217      $126,151,792      $ 11,391,278
                                                                       ============      ============      ============



  (1) For the period 09/23/02 (commencement of operations) to 12/31/02.

                       See Notes to Financial Statements.

100 and 101

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                           EQUITY FUNDS
                                                                         --------------------------------------------

                                                                                             CORE         SMALL-CAP
                                                                              EQUITY        EQUITY       OPPORTUNITY
                                                                               FUND          FUND           FUND
                                                                          ------------  -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................     $  1,545,926   $    337,655    $ (2,063,094)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............      (30,111,183)      (330,430)    (16,073,248)
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations .....................................      (40,499,700)   (35,078,406)    (44,725,890)
                                                                          ------------  -------------    ------------
Increase/(decrease) in net assets from operations ...................      (69,064,957)   (35,071,181)    (62,862,232)
                                                                          ------------  -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................       (1,539,764)      (334,524)             --
  N Shares ..........................................................          (12,004)        (1,281)             --
  A Shares ..........................................................             (237)          (290)             --
  B Shares ..........................................................               --             --              --
                                                                          ------------  -------------    ------------
Total distributions from net investment income ......................       (1,552,005)      (336,095)             --
                                                                          ------------  -------------    ------------
Net realized gains on investments:
  Institutional Shares ..............................................               --     (1,879,698)             --
  N Shares ..........................................................               --        (67,633)             --
  A Shares ..........................................................               --        (10,282)             --
  B Shares ..........................................................               --           (525)             --
                                                                          ------------  -------------    ------------
Total distributions from net realized gains .........................               --     (1,958,138)             --
                                                                          ------------  -------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................       (7,443,790)   (15,828,856)    (26,318,911)
  N Shares ..........................................................       (2,007,656)      (689,428)      6,980,744
  A Shares ..........................................................           97,184         98,114         632,304
  B Shares ..........................................................          213,797         50,213         223,482
                                                                          ------------  -------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................       (9,140,465)   (16,369,957)    (18,482,381)
                                                                          ------------  -------------    ------------
Redemption Fees .....................................................               --             --          39,702
                                                                          ------------  -------------    ------------
Total increase/(decrease) in net assets .............................      (79,757,427)   (53,735,371)    (81,304,911)

NET ASSETS:
Beginning of period .................................................      329,560,258    156,448,165     419,955,704
                                                                          ------------  -------------    ------------
End of period .......................................................     $249,802,831  $ 102,712,794    $338,650,793
                                                                          ============  =============    ============



                                                                                               EQUITY FUNDS
                                                                          ---------------------------------------------------------
                                                                                                                      SMALL-CAP
                                                                            SMALL-CAP                                 AGGRESSIVE
                                                                              VALUE               INDEX                 GROWTH
                                                                              FUND                FUND                   FUND
                                                                          ------------        -------------          -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................     $  1,104,015        $   4,631,554          $   (32,640)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............      (14,836,700)          (1,458,664)          (1,400,734)
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations .....................................      (24,072,373)        (100,897,608)            (662,573)
                                                                          ------------        -------------          -----------
Increase/(decrease) in net assets from operations ...................      (37,805,058)         (97,724,718)          (2,095,947)
                                                                          ------------        -------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................         (937,900)          (4,429,455)                  --
  N Shares ..........................................................           (6,543)            (176,423)                  --
  A Shares ..........................................................           (1,320)                  --                   --
  B Shares ..........................................................               --               (1,663)                  --
                                                                          ------------        -------------          -----------
Total distributions from net investment income ......................         (945,763)          (4,607,541)                  --
                                                                          ------------        -------------          -----------
Net realized gains on investments:
  Institutional Shares ..............................................       (2,269,423)          (5,949,182)                  --
  N Shares ..........................................................          (41,212)            (329,787)                  --
  A Shares ..........................................................           (5,333)                  --                   --
  B Shares ..........................................................           (3,825)                (658)                  --
                                                                          ------------        -------------          -----------
Total distributions from net realized gains .........................       (2,319,793)          (6,279,627)                  --
                                                                          ------------        -------------          -----------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................        9,003,079           24,606,879            1,519,480
  N Shares ..........................................................        1,651,632           (1,571,420)                  --
  A Shares ..........................................................          451,774                   --                   --
  B Shares ..........................................................          234,412              587,337                3,488
                                                                          ------------        -------------          -----------
Increase/(decrease) in net assets from capital share
  transactions ......................................................       11,340,897           23,622,796            1,522,968
                                                                          ------------        -------------          -----------
Redemption Fees .....................................................           50,509                   --                   --
                                                                          ------------        -------------          -----------
Total increase/(decrease) in net assets .............................      (29,679,208)         (84,989,090)            (572,979)

NET ASSETS:
Beginning of period .................................................      252,150,665          457,398,392            7,854,534
                                                                          ------------        -------------          -----------
End of period .......................................................     $222,471,457        $ 372,409,302          $ 7,281,555
                                                                          ============        =============          ===========



                                                                                              EQUITY FUNDS
                                                                          ----------------------------------------------------

                                                                                                                     EMERGING
                                                                           BALANCED           INTERNATIONAL          MARKETS
                                                                             FUND                 FUND                FUND
                                                                          -----------         -------------        -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................     $ 1,331,163         $  1,291,751         $   310,527
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...............      (3,176,398)         (18,387,444)         (4,407,479)
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations .....................................      (3,189,940)          (5,541,817)         (1,338,062)
                                                                          -----------         ------------         -----------
Increase/(decrease) in net assets from operations ...................      (5,035,175)         (22,637,510)         (5,435,014)
                                                                          -----------         ------------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..............................................      (1,273,724)            (930,478)           (214,416)
  N Shares ..........................................................         (45,408)              (3,766)                 --
  A Shares ..........................................................          (6,204)                  --                  --
  B Shares ..........................................................            (813)                 (12)                 --
                                                                          -----------         ------------         -----------
Total distributions from net investment income ......................      (1,326,149)            (934,256)           (214,416)
                                                                          -----------         ------------         -----------
Net realized gains on investments:
  Institutional Shares ..............................................              --                   --                  --
  N Shares ..........................................................              --                   --                  --
  A Shares ..........................................................              --                   --                  --
  B Shares ..........................................................              --                   --                  --
                                                                          -----------         ------------         -----------
Total distributions from net realized gains .........................              --                   --                  --
                                                                          -----------         ------------         -----------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................         550,476          (13,521,848)         62,151,678
  N Shares ..........................................................        (118,546)          (4,149,222)            (32,515)
  A Shares ..........................................................          (3,084)              52,099             146,081
  B Shares ..........................................................          81,033               10,395               9,250
                                                                          -----------         ------------         -----------
Increase/(decrease) in net assets from capital share
  transactions ......................................................         509,879          (17,608,576)         62,274,494
                                                                          -----------         ------------         -----------
Redemption Fees .....................................................              --              756,684              42,009
                                                                          -----------         ------------         -----------
Total increase/(decrease) in net assets .............................      (5,851,445)         (40,423,658)         56,667,073

NET ASSETS:
Beginning of period .................................................      55,098,908          182,676,763          40,421,445
                                                                          -----------         ------------         -----------
End of period .......................................................     $49,247,463         $142,253,105         $97,088,518
                                                                          ===========         ============         ===========

                       See Notes to Financial Statements.

102 and 103

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                              NET                             NET                               NET
                             ASSET                       REALIZED AND      DISTRIBUTIONS       ASSET
                             VALUE            NET         UNREALIZED         FROM NET          VALUE
                           BEGINNING      INVESTMENT      GAIN/(LOSS)       INVESTMENT         END OF
                           OF PERIOD        INCOME      ON INVESTMENTS        INCOME           PERIOD
-----------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                     $1.00           $0.010         $  --            $(0.010)          $ 1.00
12/31/02                      1.00            0.016            --             (0.016)            1.00
12/31/01                      1.00            0.040            --             (0.040)            1.00
12/31/00                      1.00            0.061            --             (0.061)            1.00
12/31/99                      1.00            0.049            --             (0.049)            1.00

N SHARES
12/31/03                     $1.00           $0.007         $  --            $(0.007)          $ 1.00
12/31/02                      1.00            0.013            --             (0.013)            1.00
12/31/01                      1.00            0.036            --             (0.036)            1.00
12/31/00                      1.00            0.057            --             (0.057)            1.00
12/31/99                      1.00            0.046            --             (0.046)            1.00

SERVICE SHARES
12/31/03                     $1.00           $0.004         $  --            $(0.004)          $ 1.00
05/07/02 (3) to 12/31/02      1.00            0.006            --             (0.006)            1.00

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/03                     $1.00           $0.011         $  --            $(0.011)          $ 1.00
12/31/02                      1.00            0.018            --             (0.018)            1.00
12/31/01                      1.00            0.041            --             (0.041)            1.00
12/31/00                      1.00            0.063            --             (0.063)            1.00
12/31/99                      1.00            0.052            --             (0.052)            1.00

N SHARES
12/31/03                     $1.00           $0.007         $  --            $(0.007)          $ 1.00
12/31/02                      1.00            0.015            --             (0.015)            1.00
12/31/01                      1.00            0.038            --             (0.038)            1.00
12/31/00                      1.00            0.059            --             (0.059)            1.00
12/31/99                      1.00            0.048            --             (0.048)            1.00

B SHARES
12/31/03                     $1.00           $0.002         $  --            $(0.002)          $ 1.00
07/26/02 to 12/31/02          1.00            0.003            --             (0.003)            1.00
06/29/01 (3) to 12/31/01      1.00            0.004            --             (0.004)            1.00

EXCHANGE SHARES
12/31/03                     $1.00           $0.010         $  --            $(0.010)          $ 1.00
12/31/02                      1.00            0.018            --             (0.018)            1.00
07/12/01 (3) to 12/31/01      1.00            0.014            --             (0.014)            1.00

SERVICE SHARES
12/31/03                     $1.00           $0.004         $  --            $(0.004)          $ 1.00
05/02/02 (3) to 12/31/02      1.00            0.007            --             (0.007)            1.00



                                               NET                        RATIO OF EXPENSES
                                             ASSETS        RATIO OF          TO AVERAGE         RATIO OF NET
                                             END OF       EXPENSES TO        NET ASSETS       INVESTMENT INCOME
                                 TOTAL       PERIOD       AVERAGE NET        (EXCLUDING        TO AVERAGE NET
                                RETURN        (000)         ASSETS            WAIVERS)             ASSETS
---------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                        1.02%      $  249,842         0.19%              0.24%                1.01%
12/31/02                        1.65          261,492         0.20               0.26                 1.62
12/31/01                        4.04          249,444         0.20               0.25                 4.01
12/31/00                        6.24          314,497         0.20               0.25                 6.11
12/31/99                        5.04          210,521         0.20               0.24                 4.93

N SHARES
12/31/03                        0.67%      $  374,310         0.54%              0.59%                0.66%
12/31/02                        1.30          302,126         0.55               0.61                 1.27
12/31/01                        3.68          282,782         0.55               0.60                 3.62
12/31/00                        5.87          333,934         0.55               0.60                 5.72
12/31/99                        4.67          289,651         0.55               0.59                 4.58

SERVICE SHARES
12/31/03                        0.37%      $1,135,481         0.80%              1.13%                0.32%
05/07/02 (3) to 12/31/02        0.57 (2)      197,790         0.94  (1)          1.16  (1)            0.78   (1)

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/03                        1.10%      $3,788,967         0.17%              0.23%                1.10%
12/31/02                        1.83        4,909,006         0.17               0.23                 1.79
12/31/01                        4.21        2,237,567         0.19               0.23                 4.16
12/31/00                        6.46        2,066,227         0.18               0.23                 6.26
12/31/99                        5.29        2,084,723         0.19               0.24                 5.20

N SHARES
12/31/03                        0.74%      $1,301,168         0.52%              0.58%                0.75%
12/31/02                        1.48        1,297,318         0.52               0.58                 1.44
12/31/01                        3.85        1,542,392         0.54               0.58                 3.81
12/31/00                        6.09        1,293,794         0.53               0.58                 5.91
12/31/99                        4.92        1,053,228         0.54               0.59                 4.85

B SHARES
12/31/03                        0.24% (5)  $       45         0.98%              1.22%                0.25%
07/26/02 to 12/31/02            0.30 (2)(5)        15         1.17 (1)           1.23 (1)             0.73 (1)
06/29/01 (3) to 12/31/01         N/A (6)           --         1.19 (1)           1.23 (1)             2.84 (1)

EXCHANGE SHARES
12/31/03                        1.05%      $  478,586         0.22%              0.28%                1.10%
12/31/02                        1.79        1,434,436         0.22               0.28                 1.70
07/12/01 (3) to 12/31/01        1.41 (2)      343,617         0.24 (1)           0.28 (1)             2.69 (1)

SERVICE SHARES
12/31/03                        0.44%      $2,159,249         0.82%              1.14%                0.41%
05/02/02 (3) to 12/31/02        0.69 (2)    1,267,811         0.91 (1)           1.12 (1)             0.97 (1)


                       See Notes to Financial Statements.

104 and 105

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                 NET                        NET                                      NET
                                ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS  ASSET
                                VALUE        NET        UNREALIZED     FROM NET         FROM NET    VALUE
                              BEGINNING  INVESTMENT     GAIN/(LOSS)   INVESTMENT        REALIZED    END OF
                              OF PERIOD    INCOME     ON INVESTMENTS    INCOME           GAINS      PERIOD
----------------------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                       $ 1.00      $0.009         $    --       $(0.009)        $    --     $ 1.00
12/31/02                         1.00       0.013              --        (0.013)             --       1.00
12/31/01                         1.00       0.027              --        (0.027)             --       1.00
12/31/00                         1.00       0.039              --        (0.039)             --       1.00
12/31/99                         1.00       0.030              --        (0.030)             --       1.00

N SHARES
12/31/03                       $ 1.00      $0.005         $    --       $(0.005)        $    --     $ 1.00
12/31/02                         1.00       0.010              --        (0.010)             --       1.00
12/31/01                         1.00       0.023              --        (0.023)             --       1.00
12/31/00                         1.00       0.035              --        (0.035)             --       1.00
12/31/99                         1.00       0.027              --        (0.027)             --       1.00

SERVICE SHARES
12/31/03                       $ 1.00      $0.003         $    --       $(0.003)        $    --     $ 1.00
05/06/02 (3) to 12/31/02         1.00       0.004              --        (0.004)             --       1.00

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                       $10.40      $0.440         $(0.020)      $(0.440)        $    --     $10.38
12/31/02                        10.31       0.549           0.090        (0.549)             --      10.40
12/31/01                        10.12       0.592           0.190        (0.592)             --      10.31
12/31/00                         9.77       0.628           0.350        (0.628)             --      10.12
12/31/99                        10.30       0.595          (0.515)       (0.595)         (0.015)      9.77

N SHARES
12/31/03                       $10.40      $0.414         $(0.020)      $(0.414)        $    --     $10.38
12/31/02                        10.31       0.524           0.090        (0.524)             --      10.40
12/31/01                        10.12       0.566           0.190        (0.566)             --      10.31
12/31/00                         9.77       0.603           0.350        (0.603)             --      10.12
12/31/99                        10.30       0.570          (0.515)       (0.570)         (0.015)      9.77

A SHARES
12/31/03                       $10.40      $0.414         $(0.020)      $(0.414)        $    --     $10.38
12/31/02                        10.31       0.524           0.090        (0.524)             --      10.40
12/31/01                        10.12       0.566           0.190        (0.566)             --      10.31
12/31/00                         9.77       0.603           0.350        (0.603)             --      10.12
07/22/99 (3) to 12/31/99        10.02       0.258          (0.250)       (0.258)             --       9.77

B SHARES
12/31/03                       $10.40      $0.336         $(0.020)      $(0.336)        $    --     $10.38
12/31/02                        10.31       0.447           0.090        (0.447)             --      10.40
09/18/01 (3) to 12/31/01        10.50       0.130          (0.190)       (0.130)             --      10.31




                                                NET                      RATIO OF EXPENSES
                                               ASSETS        RATIO OF        TO AVERAGE        RATIO OF NET
                                               END OF       EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                  TOTAL        PERIOD       AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                 RETURN        (000)           ASSETS          WAIVERS)            ASSETS           RATE
--------------------------------------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                        0.90%        $  847,140         0.22%            0.23%              0.89%             --%
12/31/02                        1.35            815,171         0.22             0.23               1.34              --
12/31/01                        2.70            788,162         0.23             0.23               2.62              --
12/31/00                        3.94            830,879         0.24             0.24               3.88              --
12/31/99                        3.07            515,987         0.23             0.23               3.01              --

N SHARES
12/31/03                        0.54%        $  237,835         0.57%            0.58%              0.54%             --%
12/31/02                        0.99            210,678         0.57             0.58               0.99              --
12/31/01                        2.34            230,533         0.58             0.58               2.35              --
12/31/00                        3.58            237,521         0.58             0.59               3.54              --
12/31/99                        2.75            240,132         0.55             0.58               2.71              --

SERVICE SHARES
12/31/03                        0.30%        $  180,061         0.81%            1.14%              0.28%             --%
05/06/02 (3) to 12/31/02        0.39 (2)         78,769         0.96 (1)         1.14 (1)           0.58 (1)          --

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                        4.11%        $  279,109         0.60%            0.97%              4.20%          61.21%
12/31/02                        6.40            237,566         0.60             1.00               5.35           66.14
12/31/01                        7.86            230,499         0.60             0.96               5.73           56.36
12/31/00                       10.40            227,766         0.60             0.93               6.39           77.42
12/31/99                        0.81            297,977         0.60             0.92               5.93           72.86

N SHARES
12/31/03                        3.85%        $    9,045         0.85%            1.22%              3.95%          61.21%
12/31/02                        6.14              8,617         0.85             1.25               5.10           66.14
12/31/01                        7.60              6,419         0.85             1.21               5.48           56.36
12/31/00                       10.13              3,842         0.85             1.18               6.14           77.42
12/31/99                        0.56              7,525         0.85             1.17               5.68           72.86

A SHARES
12/31/03                        3.85% (4)    $    4,547         0.85%            1.22%              3.95%          61.21%
12/31/02                        6.14 (4)          4,756         0.85             1.25               4.89           66.14
12/31/01                        7.60 (4)            960         0.85             1.21               5.37           56.36
12/31/00                       10.13 (4)            178         0.85             1.18               6.14           77.42
07/22/99 (3) to 12/31/99        0.09 (2)(4)         140         0.85 (1)         1.17 (1)           5.68 (1)       72.86

B SHARES
12/31/03                        3.08% (5)    $    1,028         1.60%            1.97%              3.12%          61.21%
12/31/02                        5.35 (5)            392         1.60             2.00               4.13           66.14
09/18/01 (3) to 12/31/01       (0.59) (2)(5)         26         1.55 (1)         1.91 (1)           4.12 (1)       56.36


                       See Notes to Financial Statements.

106 and 107

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                              NET                         NET                                      NET
                             ASSET                   REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS  ASSET
                             VALUE        NET         UNREALIZED     FROM NET         FROM NET    VALUE
                           BEGINNING  INVESTMENT      GAIN/(LOSS)   INVESTMENT        REALIZED    END OF
                           OF PERIOD    INCOME      ON INVESTMENTS    INCOME           GAINS      PERIOD
---------------------------------------------------------------------------------------------------------
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/03                    $10.38      $0.508         $(0.110)       $(0.508)        $    --     $10.27
12/31/02                     10.25       0.582           0.130         (0.582)             --      10.38
12/31/01                     10.06       0.631           0.190         (0.631)             --      10.25
12/31/00                      9.49       0.623           0.570         (0.623)             --      10.06
12/31/99                     10.20       0.611          (0.702)        (0.611)         (0.008)      9.49

N SHARES
12/31/03                    $10.38      $0.483         $(0.110)       $(0.483)        $    --     $10.27
12/31/02                     10.25       0.556           0.130         (0.556)             --      10.38
12/31/01                     10.06       0.605           0.190         (0.605)             --      10.25
12/31/00                      9.49       0.599           0.570         (0.599)             --      10.06
12/31/99                     10.20       0.586          (0.702)        (0.586)         (0.008)      9.49

A SHARES
12/31/03                    $10.38      $0.483         $(0.110)       $(0.483)        $    --     $10.27
12/31/02                     10.25       0.556           0.130         (0.556)             --      10.38
12/31/01                     10.06       0.605           0.190         (0.605)             --      10.25
12/31/00                      9.49       0.599           0.570         (0.599)             --      10.06
02/18/99 (3) to 12/31/99     10.11       0.503          (0.612)        (0.503)         (0.008)      9.49

B SHARES
12/31/03                    $10.38      $0.405         $(0.110)       $(0.405)        $    --     $10.27
12/31/02                     10.25       0.479           0.130         (0.479)             --      10.38
08/20/01 (3) to 12/31/01     10.36       0.192          (0.110)        (0.192)             --      10.25

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/03                    $17.63      $0.711         $(0.293)       $(0.711)        $(0.217)    $17.12
12/31/02                     16.79       0.870           0.840         (0.870)             --      17.63
12/31/01                     16.55       1.005           0.240         (1.005)             --      16.79
12/31/00                     15.56       0.986           0.990         (0.986)             --      16.55
12/31/99                     16.61       0.916          (1.050)        (0.916)             --      15.56

N SHARES
12/31/03                    $17.63      $0.667         $(0.293)       $(0.667)        $(0.217)    $17.12
12/31/02                     16.79       0.828           0.840         (0.828)             --      17.63
12/31/01                     16.55       0.963           0.240         (0.963)             --      16.79
12/31/00                     15.56       0.947           0.990         (0.947)             --      16.55
12/31/99                     16.61       0.876          (1.050)        (0.876)             --      15.56

A SHARES
12/31/03                    $17.63      $0.667         $(0.293)       $(0.667)        $(0.217)    $17.12
12/31/02                     16.79       0.828           0.840         (0.828)             --      17.63
12/31/01                     16.55       0.963           0.240         (0.963)             --      16.79
12/31/00                     15.56       0.947           0.990         (0.947)             --      16.55
02/12/99 (3) to 12/31/99     16.44       0.761          (0.880)        (0.761)             --      15.56




                                                    NET                     RATIO OF EXPENSES
                                                  ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                  END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                  TOTAL           PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                 RETURN            (000)        ASSETS          WAIVERS)            ASSETS           RATE
----------------------------------------------------------------------------------------------------------------------------
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/03                          3.93%        $  123,365        0.60%            0.94%              4.89%           66.64%
12/31/02                          7.18            216,106        0.60             0.96               5.69            65.39
12/31/01                          8.32            218,944        0.60             0.92               6.15            84.37
12/31/00                         13.06            210,902        0.60             0.93               6.48            94.61
12/31/99                         (0.91)           157,587        0.60             0.90               6.20            92.79

N SHARES
12/31/03                          3.67%        $    4,810        0.85%            1.19%              4.64%           66.64%
12/31/02                          6.91              5,838        0.85             1.21               5.44            65.39
12/31/01                          8.05              6,165        0.85             1.17               5.90            84.37
12/31/00                         12.78              3,965        0.85             1.18               6.23            94.61
12/31/99                         (1.16)             4,455        0.85             1.15               5.95            92.79

A SHARES
12/31/03                          3.67% (4)    $      715        0.85%            1.19%              4.64%           66.64%
12/31/02                          6.91 (4)            824        0.85             1.21               5.36            65.39
12/31/01                          8.05 (4)            235        0.85             1.17               5.80            84.37
12/31/00                         12.78 (4)             32        0.85             1.18               6.23            94.61
02/18/99 (3) to 12/31/99         (1.09) (2)(4)         26        0.85 (1)         1.15 (1)           5.95 (1)        92.79

B SHARES
12/31/03                          2.90% (5)    $      453        1.60%            1.94%              3.89%           66.64%
12/31/02                          6.12 (5)            497        1.60             1.96               4.59            65.39
08/20/01 (3) to 12/31/01          0.78 (2)(5)         205        1.60 (1)         1.92 (1)           4.94 (1)        84.37

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/03                          2.40%        $   66,162        0.50%            0.89%              4.07%           58.97%
12/31/02                         10.39             75,573        0.50             1.07               5.05            61.56
12/31/01                          7.74             61,383        0.50             1.08               5.98            52.17
12/31/00                         13.18             62,969        0.50             0.99               6.22            26.42
12/31/99                         (0.80)            94,360        0.50             0.93               5.72            76.50

N SHARES
12/31/03                          2.15%        $   17,604        0.75%            1.14%              3.82%           58.97%
12/31/02                         10.12             19,769        0.75             1.32               4.80            61.56
12/31/01                          7.47              5,577        0.75             1.33               5.73            52.17
12/31/00                         12.90              5,530        0.75             1.24               5.97            26.42
12/31/99                         (1.05)             4,870        0.75             1.18               5.47            76.50

A SHARES
12/31/03                          2.15% (4)    $    2,394        0.75%            1.14%              3.82%           58.97%
12/31/02                         10.12 (4)          2,324        0.75             1.32               4.58            61.56
12/31/01                          7.47 (4)            552        0.75             1.33               5.68            52.17
12/31/00                         12.90 (4)             49        0.75             1.24               5.97            26.42
02/12/99 (3) to 12/31/99         (0.72) (2)(4)        232        0.75 (1)         1.18 (1)           5.47 (1)        76.50


                       See Notes to Financial Statements.

108 and 109

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                     NET                                     NET
                              ASSET               REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS  ASSET
                              VALUE       NET      UNREALIZED       FROM NET     FROM NET     VALUE
                            BEGINNING INVESTMENT   GAIN/(LOSS)     INVESTMENT    REALIZED     END OF
                            OF PERIOD   INCOME   ON INVESTMENTS      INCOME        GAINS      PERIOD
-------------------------------------------------------------------------------------------------------------
---------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND (CONTINUED)
---------------------------------------------
B SHARES
12/31/03                     $17.63     $0.536        $(0.293)      $(0.536)      $(0.217)    $17.12
12/31/02                      16.79      0.699          0.840        (0.699)           --      17.63
05/31/01 (3) to 12/31/01      16.53      0.479          0.260        (0.479)           --      16.79

--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/03                     $11.74     $0.887        $ 1.175       $(0.887)      $(0.085)    $12.83
9/23/02 (3) to 12/31/02       11.55      0.256          0.190        (0.256)           --      11.74

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/03                     $11.48     $0.452        $ 0.070       $(0.452)      $    --     $11.55
12/31/02                      10.91      0.481          0.570        (0.481)           --      11.48
12/31/01                      10.82      0.506          0.090        (0.506)           --      10.91
12/31/00                      10.22      0.513          0.600        (0.513)           --      10.82
12/31/99                      10.70      0.423         (0.467)       (0.423)       (0.013)     10.22

N SHARES
12/31/03                     $11.48     $0.424        $ 0.070       $(0.424)      $    --     $11.55
12/31/02                      10.91      0.453          0.570        (0.453)           --      11.48
12/31/01                      10.82      0.478          0.090        (0.478)           --      10.91
12/31/00                      10.22      0.487          0.600        (0.487)           --      10.82
12/31/99                      10.70      0.396         (0.467)       (0.396)       (0.013)     10.22

A SHARES
12/31/03                     $11.48     $0.424        $ 0.070       $(0.424)      $    --     $11.55
12/31/02                      10.91      0.453          0.570        (0.453)           --      11.48
01/17/01 (3) to 12/31/01      10.95      0.456         (0.040)       (0.456)           --      10.91

B SHARES
12/31/03                     $11.48     $0.338        $ 0.070       $(0.338)      $    --     $11.55
12/31/02                      10.91      0.353          0.570        (0.353)           --      11.48
11/21/01 (3) to 12/31/01      11.11      0.042         (0.200)       (0.042)           --      10.91

--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/03                     $11.19     $0.496        $ 0.140       $(0.496)      $    --     $11.33
12/31/02                      10.54      0.527          0.650        (0.527)           --      11.19
12/31/01                      10.45      0.528          0.090        (0.528)           --      10.54
12/31/00                       9.63      0.525          0.820        (0.525)           --      10.45
12/31/99                      10.39      0.449         (0.760)       (0.449)           --       9.63




                                                  NET                        RATIO OF EXPENSES
                                                ASSETS          RATIO OF        TO AVERAGE        RATIO OF NET
                                                END OF         EXPENSES TO      NET ASSETS      INVESTMENT INCOME  PORTFOLIO
                                   TOTAL        PERIOD         AVERAGE NET      (EXCLUDING       TO AVERAGE NET    TURNOVER
                                  RETURN         (000)           ASSETS          WAIVERS)            ASSETS          RATE
----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND (CONTINUED)
---------------------------------------------
B SHARES
12/31/03                          1.39% (5)     $   1,153         1.50%            1.89%              3.07%           58.97%
12/31/02                          9.30 (5)            904         1.50             2.07               3.91            61.56
05/31/01 (3) to 12/31/01          4.54 (2)(5)         205         1.50 (1)         2.14 (1)           4.82 (1)        52.17

--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/03                         18.15%         $  62,926         0.61%            0.73%              7.11%           81.50%
9/23/02 (3) to 12/31/02           3.90 (2)         18,088         0.61 (1)         1.41 (1)           8.11 (1)        38.03

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/03                          4.64%         $ 236,282         0.45%            0.72%              3.94%           40.20%
12/31/02                          9.82            246,217         0.27             0.89               4.29            61.27
12/31/01                          5.58            218,956         0.25             0.86               4.60           100.00
12/31/00                         11.21            196,980         0.23             0.83               4.95           200.55
12/31/99                         (0.43)           177,813         0.69             0.82               4.03           191.27

N SHARES
12/31/03                          4.38%         $   7,341         0.70%            0.97%              3.69%           40.20%
12/31/02                          9.55             10,287         0.52             1.14               4.04            61.27
12/31/01                          5.32              7,573         0.50             1.11               4.24           100.00
12/31/00                         10.94                659         0.48             1.08               4.63           200.55
12/31/99                         (0.68)             2,743         0.94             1.07               3.78           191.27

A SHARES
12/31/03                          4.38% (4)     $   2,102         0.70%            0.97%              3.69%           40.20%
12/31/02                          9.55 (4)          1,648         0.52             1.14               3.96            61.27
01/17/01 (3) to 12/31/01          3.85 (2)(4)         131         0.50 (1)         1.11 (1)           4.19 (1)       100.00

B SHARES
12/31/03                          3.61% (5)     $     734         1.45%            1.72%              2.94%           40.20%
12/31/02                          8.58 (5)            305         1.27             1.89               3.20            61.27
11/21/01 (3) to 12/31/01         (1.42) (2)(5)          2         1.25 (1)         1.86 (1)           3.60 (1)       100.00

--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/03                          5.81%         $  86,812         0.51%            0.79%              4.40%           42.58%
12/31/02                         11.42            106,975         0.31             0.95               4.84            86.76
12/31/01                          6.02            105,448         0.27             0.91               4.99           168.31
12/31/00                         14.41            110,321         0.25             0.85               5.31           164.85
12/31/99                         (3.07)           126,027         0.70             0.83               4.44           225.82


                       See Notes to Financial Statements.

110 and 111

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                      NET
                              ASSET                REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS REDEMPTION
                              VALUE       NET       UNREALIZED     FROM NET      FROM NET   FEES ADDED TO
                            BEGINNING INVESTMENT    GAIN/(LOSS)   INVESTMENT     REALIZED      PAID-IN
                            OF PERIOD   INCOME    ON INVESTMENTS    INCOME         GAINS       CAPITAL
---------------------------------------------------------------------------------------------------------
--------------------------------
TAX-EXEMPT BOND FUND (CONTINUED)
--------------------------------
N SHARES
12/31/03                     $11.19     $0.468        $ 0.140       $(0.468)      $    --       $  --
12/31/02                      10.54      0.500          0.650        (0.500)           --          --
12/31/01                      10.45      0.502          0.090        (0.502)           --          --
12/31/00                       9.63      0.500          0.820        (0.500)           --          --
12/31/99                      10.39      0.424         (0.760)       (0.424)           --          --

A SHARES
12/31/03                     $11.19     $0.468        $ 0.140       $(0.468)      $    --       $  --
12/31/02                      10.54      0.500          0.650        (0.500)           --          --
01/31/01 (3) to 12/31/01      10.44      0.457          0.100        (0.457)           --          --

B SHARES
12/31/03                     $11.19     $0.384        $ 0.140       $(0.384)      $    --       $  --
12/31/02                      10.54      0.418          0.650        (0.418)           --          --
06/21/01 (3) to 12/31/01      10.52      0.215          0.020        (0.215)           --          --

---------------------------
HIGH YIELD SELECT BOND FUND
---------------------------
INSTITUTIONAL SHARES
12/31/03                     $16.49     $1.157        $ 1.575       $(1.192)      $    --       $  --
12/31/02                      19.47      0.737         (3.055)       (0.662)           --          --
12/31/01                      24.27      0.756         (4.466)       (0.756)       (0.334)         --
12/31/00                      30.55      0.923         (2.851)       (0.922)       (3.430)         --
12/31/99                      24.14      0.983          6.544        (0.978)       (0.139)         --

N SHARES
12/31/03                     $16.49     $1.132        $ 1.557       $(1.149)      $    --       $  --
12/31/02                      19.47      0.634         (2.996)       (0.618)           --          --
12/31/01                      24.27      0.707         (4.466)       (0.707)       (0.334)         --
12/31/00                      30.54      0.844         (2.841)       (0.843)       (3.430)         --
12/31/99                      24.14      0.902          6.559        (0.922)       (0.139)         --

A SHARES
12/31/03                     $16.50     $1.149        $ 1.520       $(1.149)      $    --       $  --
12/31/02                      19.46      0.695         (3.057)       (0.598)           --          --
12/31/01                      24.26      0.706         (4.466)       (0.706)       (0.334)         --
01/13/00 (3) to 12/31/00      29.42      0.857         (1.731)       (0.856)       (3.430)         --

-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/03                     $ 8.98     $0.065        $ 2.501       $(0.066)      $    --       $  --
12/31/02                      11.43      0.056         (2.449)       (0.057)           --          --
12/31/01                      12.55      0.062         (0.426)       (0.062)       (0.694)         --
12/31/00                      14.63      0.049          1.113        (0.047)       (3.195)         --
12/31/99                      17.03      0.049         (0.339)       (0.050)       (2.060)         --




                              NET                          NET                    RATIO OF EXPENSES
                             ASSET                        ASSETS      RATIO OF        TO AVERAGE      RATIO OF NET
                             VALUE                        END OF     EXPENSES TO      NET ASSETS    INVESTMENT INCOME PORTFOLIO
                             END OF       TOTAL           PERIOD     AVERAGE NET      (EXCLUDING     TO AVERAGE NET   TURNOVER
                             PERIOD      RETURN           (000)       ASSETS          WAIVERS)          ASSETS         RATE
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------
TAX-EXEMPT BOND FUND (CONTINUED)
--------------------------------
N SHARES
12/31/03                     $11.33        5.55%        $  24,873       0.76%             1.04%           4.15%          42.58%
12/31/02                      11.19       11.15            14,194       0.56              1.20            4.51           86.76
12/31/01                      10.54        5.76             1,522       0.52              1.16            4.74          168.31
12/31/00                      10.45       14.13             1,117       0.50              1.10            5.10          164.85
12/31/99                       9.63       (3.31)            1,109       0.95              1.08            4.19          225.82

A SHARES
12/31/03                     $11.33        5.55% (4)    $   3,098       0.76%             1.04%           4.15%          42.58%
12/31/02                      11.19       11.15 (4)         4,296       0.56              1.20            4.52           86.76
01/31/01 (3) to 12/31/01      10.54        5.40 (2)(4)        796       0.52 (1)          1.16 (1)        4.60 (1)      168.31

B SHARES
12/31/03                     $11.33        4.76% (5)    $   1,184       1.51%             1.79%           3.40%          42.58%
12/31/02                      11.19       10.32 (5)           687       1.31              1.95            3.75           86.76
06/21/01 (3) to 12/31/01      10.54        2.22 (2)(5)        133       1.31 (1)          1.95 (1)        3.77 (1)      168.31

---------------------------
HIGH YIELD SELECT BOND FUND
---------------------------
INSTITUTIONAL SHARES
12/31/03                     $18.03       17.11%        $  17,284       0.75% (9)         1.45% (9)       6.70%             --% (10)
12/31/02                      16.49      (11.89)           10,999       0.92              1.33            3.57           24.98
12/31/01                      19.47      (15.35)           31,427       0.92              1.17            3.52           33.53
12/31/00                      24.27       (6.48)           45,557       0.92              1.09            3.02           52.40
12/31/99                      30.55       32.07            52,100       0.92              1.01            3.73           20.14

N SHARES
12/31/03                     $18.03       16.82%        $     415       1.00% (9)         1.70% (9)       6.45%             --% (10)
12/31/02                      16.49      (12.12)              350       1.17              1.58            3.39           24.98
12/31/01                      19.47      (15.56)              313       1.17              1.42            3.27           33.53
12/31/00                      24.27       (6.69)              260       1.17              1.34            2.77           52.40
12/31/99                      30.54       31.75               375       1.17              1.26            3.48           20.14

A SHARES
12/31/03                     $18.02       16.68% (4)    $     219       1.00% (9)         1.66% (9)       6.38%             --% (10)
12/31/02                      16.50      (12.13) (4)           42       1.17              1.54            3.23           24.98
12/31/01                      19.46      (15.57) (4)          147       1.17              1.52            3.15           33.53
01/13/00 (3) to 12/31/00      24.26       (3.14) (2)(4)        18       1.17 (1)          1.34 (1)        2.95 (1)       52.40

-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/03                     $11.48       28.68%        $ 229,673       0.94%             0.96%           0.63%          81.21%
12/31/02                       8.98      (20.99)          238,301       0.95              0.97            0.53           61.83
12/31/01                      11.43       (3.00)          313,186       0.94              0.95            0.51           77.79
12/31/00                      12.55        8.48           346,111       0.93              0.93            0.31           68.09
12/31/99                      14.63       (1.57)          579,754       0.90              0.91            0.29           65.13

                       See Notes to Financial Statements.

112 and 113

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                      NET
                              ASSET                REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS REDEMPTION
                              VALUE       NET       UNREALIZED     FROM NET      FROM NET   FEES ADDED TO
                            BEGINNING INVESTMENT    GAIN/(LOSS)   INVESTMENT     REALIZED      PAID-IN
                            OF PERIOD   INCOME    ON INVESTMENTS    INCOME         GAINS       CAPITAL
---------------------------------------------------------------------------------------------------------
-----------------------
EQUITY FUND (CONTINUED)
-----------------------
N SHARES
12/31/03                     $ 9.02    $ 0.038        $ 2.510       $(0.018)      $    --       $  --
12/31/02                      11.44      0.035         (2.446)       (0.009)           --          --
12/31/01                      12.55      0.010         (0.416)       (0.010)       (0.694)         --
12/31/00                      14.63      0.007          1.113        (0.005)       (3.195)         --
12/31/99                      17.02      0.005         (0.323)       (0.012)       (2.060)         --

A SHARES
12/31/03                     $ 9.02    $ 0.034        $ 2.523       $(0.017)      $    --       $  --
12/31/02                      11.45      0.021         (2.440)       (0.011)           --          --
12/31/01                      12.55      0.011         (0.406)       (0.011)       (0.694)         --
12/31/00                      14.63      0.007          1.114        (0.006)       (3.195)         --
02/12/99 (3) to 12/31/99      16.97     (0.002)        (0.275)       (0.003)       (2.060)         --

B SHARES
12/31/03                     $ 8.93    $(0.035)       $ 2.485       $    --       $    --       $  --
12/31/02                      11.41     (0.034)        (2.446)           --            --          --
08/01/01 (3) to 12/31/01      11.97     (0.020)        (0.540)           --            --          --

----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/03                     $15.73    $ 0.083        $ 4.710       $(0.083)      $    --       $  --
12/31/02                      20.96      0.053         (4.953)       (0.052)       (0.278)         --
12/31/01                      24.84      0.031         (3.031)       (0.025)       (0.855)         --
12/31/00                      29.14     (1.903)        (0.310)           --        (2.087)         --
12/31/99                      26.25     (0.042)         4.319            --        (1.387)         --

N SHARES
12/31/03                     $15.56    $ 0.040        $ 4.657       $(0.037)      $    --       $  --
12/31/02                      20.73      0.004         (4.891)       (0.005)       (0.278)         --
12/31/01                      24.62     (0.024)        (3.011)           --        (0.855)         --
12/31/00                      28.97     (1.903)        (0.360)           --        (2.087)         --
12/31/99                      26.18     (0.119)         4.296            --        (1.387)         --

A SHARES
12/31/03                     $15.57    $ 0.035        $ 4.671       $(0.036)      $    --       $  --
12/31/02                      20.73      0.009         (4.883)       (0.008)       (0.278)         --
12/31/01                      24.61     (0.025)        (3.000)           --        (0.855)         --
12/31/00                      28.96     (1.903)        (0.360)           --        (2.087)         --
02/05/99 (3) to 12/31/99      27.00     (0.073)         3.420            --        (1.387)         --

B SHARES
12/31/03                     $15.40    $(0.093)       $ 4.603       $    --       $    --       $  --
12/31/02                      20.66     (0.107)        (4.875)           --        (0.278)         --
05/31/01 (3) to 12/31/01      23.62     (0.102)        (2.003)           --        (0.855)         --




                              NET                            NET                    RATIO OF EXPENSES
                             ASSET                         ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                             VALUE                          END OF     EXPENSES TO      NET ASSETS      INVESTMENT INCOME  PORTFOLIO
                             END OF       TOTAL             PERIOD     AVERAGE NET      (EXCLUDING       TO AVERAGE NET    TURNOVER
                             PERIOD      RETURN             (000)        ASSETS          WAIVERS)            ASSETS          RATE
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
EQUITY FUND (CONTINUED)
-----------------------
N SHARES
12/31/03                     $11.55       28.29%         $  13,842         1.19%            1.21%            0.38%           81.21%
12/31/02                       9.02      (21.10)            11,082         1.20             1.22             0.28            61.83
12/31/01                      11.44       (3.36)            16,193         1.19             1.20             0.26            77.79
12/31/00                      12.55        8.18             16,025         1.18             1.18             0.06            68.09
12/31/99                      14.63       (1.74)            19,685         1.15             1.16             0.04            65.13

A SHARES
12/31/03                     $11.56       28.39% (4)     $     339         1.19%            1.21%            0.38%           81.21%
12/31/02                       9.02      (21.15) (4)           199         1.20             1.22             0.28            61.83
12/31/01                      11.45       (3.27) (4)           161         1.19             1.20             0.26            77.79
12/31/00                      12.55        8.17 (4)            161         1.18             1.18             0.06            68.09
02/12/99 (3) to 12/31/99      14.63       (1.50) (2)(4)        161         1.23 (1)         1.24 (1)        (0.04) (1)       65.13

B SHARES
12/31/03                     $11.38       27.44% (5)     $     322         1.94%            1.96%           (0.37)%          81.21%
12/31/02                       8.93      (21.74) (5)           221         1.95             1.97            (0.35)           61.83
08/01/01 (3) to 12/31/01      11.41       (4.68) (2)(5)         20         1.94 (1)         1.95 (1)        (0.45) (1)       77.79

----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/03                     $20.44       30.49%         $ 127,233         1.10%            1.23%            0.47%           76.15%
12/31/02                      15.73      (23.54)            98,487         1.10             1.24             0.27            67.66
12/31/01                      20.96      (12.31)           150,175         1.10             1.21             0.14            41.63
12/31/00                      24.84       (7.67)           166,310         1.10             1.16            (0.22)           43.74
12/31/99                      29.14       16.56            182,283         1.10             1.14            (0.16)           35.11

N SHARES
12/31/03                     $20.22       30.20%         $   4,518         1.35%            1.48%            0.22%           76.15%
12/31/02                      15.56      (23.73)             3,621         1.35             1.49             0.02            67.66
12/31/01                      20.73      (12.56)             5,611         1.35             1.46            (0.11)           41.63
12/31/00                      24.62       (7.89)             6,313         1.35             1.41            (0.47)           43.74
12/31/99                      28.97       16.22              7,800         1.35             1.39            (0.41)           35.11

A SHARES
12/31/03                     $20.24       30.23% (4)     $     531         1.35%            1.48%            0.22%           76.15%
12/31/02                      15.57      (23.67) (4)           552         1.35             1.49             0.02            67.66
12/31/01                      20.73      (12.53) (4)           649         1.35             1.46            (0.11)           41.63
12/31/00                      24.61       (7.90) (4)           758         1.35             1.41            (0.47)           43.74
02/05/99 (3) to 12/31/99      28.96       12.65 (2)(4)         710         1.42 (1)         1.46 (1)        (0.48) (1)       35.11

B SHARES
12/31/03                     $19.91       29.29% (5)     $     127         2.10%            2.23%           (0.53)%          76.15%
12/31/02                      15.40      (24.27) (5)            53         2.10             2.24            (0.64)           67.66
05/31/01 (3) to 12/31/01      20.66       (9.17) (2)(5)         13         2.10 (1)         2.21 (1)        (0.86) (1)       41.63


                       See Notes to Financial Statements.

114 and 115

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                      NET
                              ASSET                REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS REDEMPTION
                              VALUE       NET       UNREALIZED     FROM NET      FROM NET   FEES ADDED TO
                            BEGINNING INVESTMENT    GAIN/(LOSS)   INVESTMENT     REALIZED      PAID-IN
                            OF PERIOD   INCOME    ON INVESTMENTS    INCOME         GAINS       CAPITAL
---------------------------------------------------------------------------------------------------------
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/03                     $15.12    $(0.024)       $ 7.881       $    --       $(0.238)     $0.001 (7)
12/31/02                      17.70     (0.086)        (2.496)           --            --       0.002 (7)
12/31/01                      19.88     (0.119)        (1.792)           --        (0.269)         --
12/31/00                      24.17     (0.145)         1.528            --        (5.673)         --
12/31/99                      17.85     (0.039)         7.124            --        (0.765)         --

N SHARES
12/31/03                     $14.85    $(0.060)       $ 7.727       $    --       $(0.238)     $0.001 (7)
12/31/02                      17.44     (0.119)        (2.473)           --            --       0.002 (7)
12/31/01                      19.62     (0.161)        (1.750)           --        (0.269)         --
12/31/00                      23.99     (0.145)         1.448            --        (5.673)         --
12/31/99                      17.77     (0.057)         7.042            --        (0.765)         --

A SHARES
12/31/03                     $14.85    $(0.057)       $ 7.714       $    --       $(0.238)     $0.001 (7)
12/31/02                      17.43     (0.118)        (2.463)           --            --       0.001 (7)
12/31/01                      19.62     (0.154)        (1.767)           --        (0.269)         --
12/31/00                      23.99     (0.145)         1.448            --        (5.673)         --
03/05/99 (3) to 12/31/99      16.67     (0.092)         8.177            --        (0.765)         --

B SHARES
12/31/03                     $14.69    $(0.195)       $ 7.602       $    --       $(0.238)     $0.001 (7)
12/31/02                      17.37     (0.230)        (2.451)           --            --       0.001 (7)
06/25/01 (3) to 12/31/01      18.32     (0.138)        (0.543)           --        (0.269)         --

--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/03                     $31.79    $ 0.408        $13.260       $(0.360)      $    --      $0.002 (7)
12/31/02                      36.88      0.154         (4.814)       (0.131)       (0.306)      0.007 (7)
12/31/01                      37.35      0.117          1.931        (0.117)       (2.401)         --
12/31/00                      30.29      0.031          9.854        (0.030)       (2.795)         --
12/31/99                      30.69      0.124          0.015        (0.122)       (0.417)         --

N SHARES
12/31/03                     $31.73    $ 0.279        $13.257       $(0.278)      $    --      $0.002 (7)
12/31/02                      36.81      0.059         (4.791)       (0.048)       (0.306)      0.006 (7)
12/31/01                      37.28      0.037          1.931        (0.037)       (2.401)         --
12/31/00                      30.28      0.001          9.794            --        (2.795)         --
12/31/99                      30.69      0.031          0.029        (0.053)       (0.417)         --

A SHARES
12/31/03                     $31.69    $ 0.271        $13.243       $(0.286)      $    --      $0.002 (7)
12/31/02                      36.78      0.042         (4.767)       (0.064)       (0.306)      0.005 (7)
12/31/01                      37.28      0.049          1.901        (0.049)       (2.401)         --
12/31/00                      30.28      0.001          9.794            --        (2.795)         --
08/18/99 (3) to 12/31/99      29.09      0.008          1.368        (0.051)       (0.135)         --




                              NET                          NET                   RATIO OF EXPENSES
                              ASSET                       ASSETS      RATIO OF       TO AVERAGE        RATIO OF NET
                              VALUE                       END OF     EXPENSES TO     NET ASSETS      INVESTMENT INCOME    PORTFOLIO
                             END OF       TOTAL           PERIOD     AVERAGE NET     (EXCLUDING       TO AVERAGE NET      TURNOVER
                             PERIOD      RETURN            (000)       ASSETS         WAIVERS)            ASSETS            RATE
----------------------------------------------------------------------------------------------------------------------------------
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/03                     $22.74       52.02%        $  472,228      1.20%          1.25%               (0.13)%          83.34%
12/31/02                      15.12      (14.58)           323,683      1.20           1.27                (0.51)           76.97
12/31/01                      17.70       (9.65)           411,368      1.20           1.25                (0.67)           85.04
12/31/00                      19.88        6.75            465,215      1.20           1.22                (0.70)           86.88
12/31/99                      24.17       40.14            432,071      1.20           1.21                (0.50)           59.99

N SHARES
12/31/03                     $22.28       51.68%        $   61,579      1.45%          1.50%               (0.32)%          83.34%
12/31/02                      14.85      (14.85)            13,954      1.45           1.52                (0.76)           76.97
12/31/01                      17.44       (9.83)             8,301      1.45           1.50                (0.92)           85.04
12/31/00                      19.62        6.51              8,995      1.45           1.47                (0.95)           86.88
12/31/99                      23.99       39.75              6,397      1.45           1.46                (0.75)           59.99

A SHARES
12/31/03                     $22.27       51.62% (4)    $    3,047      1.45%          1.50%               (0.30)%          83.34%
12/31/02                      14.85      (14.80) (4)           777      1.45           1.52                (0.76)           76.97
12/31/01                      17.43       (9.83) (4)           246      1.45           1.50                (0.92)           85.04
12/31/00                      19.62        6.46 (4)             50      1.45           1.47                (0.95)           86.88
03/05/99 (3) to 12/31/99      23.99       48.98 (2)(4)          28      1.49 (1)       1.50 (1)            (0.79) (1)       59.99

B SHARES
12/31/03                     $21.86       50.48% (5)    $      506      2.20%          2.25%               (1.09)%          83.34%
12/31/02                      14.69      (15.43) (5)           237      2.20           2.27                (1.47)           76.97
06/25/01 (3) to 12/31/01      17.37       (3.77) (2)(5)         41      2.20 (1)       2.25 (1)            (1.67) (1)       85.04

--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/03                     $45.10       43.04%        $  308,693      0.95%          0.99%                1.08%          106.69%
12/31/02                      31.79      (12.76)           216,922      0.99           1.09                 0.43           134.99
12/31/01                      36.88        5.57            248,031      0.99           1.08                 0.36            80.85
12/31/00                      37.35       34.45            149,791      0.99           1.08                 0.10            80.97
12/31/99                      30.29        0.49            115,544      0.99           1.04                 0.37            70.84

N SHARES
12/31/03                     $44.99       42.70%        $    7,702      1.20%          1.24%                0.83%          106.69%
12/31/02                      31.73      (12.98)             4,414      1.24           1.34                 0.18           134.99
12/31/01                      36.81        5.36              3,477      1.24           1.33                 0.11            80.85
12/31/00                      37.28       34.15              1,247      1.24           1.33                (0.15)           80.97
12/31/99                      30.28        0.22                743      1.24           1.29                 0.12            70.84

A SHARES
12/31/03                     $44.92       42.68% (4)    $    1,557      1.20%          1.24%                0.83%          106.69%
12/31/02                      31.69      (12.98) (4)           669      1.24           1.34                 0.18           134.99
12/31/01                      36.78        5.31 (4)            341      1.24           1.33                 0.11            80.85
12/31/00                      37.28       34.15 (4)             61      1.24           1.33                (0.15)           80.97
08/18/99 (3) to 12/31/99      30.28        4.77 (2)(4)          12      1.24 (1)       1.29 (1)             0.12 (1)        70.84

                       See Notes to Financial Statements.

116 and 117

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                      NET
                              ASSET                REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS REDEMPTION
                              VALUE       NET       UNREALIZED     FROM NET      FROM NET   FEES ADDED TO
                            BEGINNING INVESTMENT    GAIN/(LOSS)   INVESTMENT     REALIZED      PAID-IN
                            OF PERIOD   INCOME    ON INVESTMENTS    INCOME         GAINS       CAPITAL
---------------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
B SHARES
12/31/03                     $31.43    $ 0.099        $12.985       $(0.036)      $   --       $0.002 (7)
12/31/02                      36.69     (0.200)        (4.760)           --        (0.306)      0.006 (7)
05/31/01 (3) to 12/31/01      40.77     (0.087)        (1.592)           --        (2.401)         --

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/03                     $18.06    $ 0.275        $ 4.726       $(0.275)      $(1.236)     $   --
12/31/02                      23.91      0.244         (5.501)       (0.243)       (0.350)         --
12/31/01                      28.39      0.241         (3.742)       (0.242)       (0.737)         --
12/31/00                      33.21      0.274         (3.337)       (0.270)       (1.487)         --
12/31/99                      28.35      0.307          5.420        (0.305)       (0.562)         --

N SHARES
12/31/03                     $18.05    $ 0.224        $ 4.728       $(0.226)      $(1.236)     $   --
12/31/02                      23.90      0.194         (5.503)       (0.191)       (0.350)         --
12/31/01                      28.39      0.177         (3.752)       (0.178)       (0.737)         --
12/31/00                      33.21      0.191         (3.333)       (0.191)       (1.487)         --
12/31/99                      28.35      0.249          5.413        (0.240)       (0.562)         --

B SHARES
12/31/03                     $18.00    $ 0.069        $ 4.705       $(0.068)      $(1.236)     $   --
12/31/02                      23.90      0.081         (5.535)       (0.096)       (0.350)         --
08/22/01 (3) to 12/31/01      24.77      0.038         (0.238)       (0.041)       (0.629)         --

--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/03                     $ 7.68    $(0.044)       $ 3.754       $    --       $    --      $   --
12/31/02                       9.68     (0.032)        (1.968)           --            --          --
01/09/01 (3) to 12/31/01      10.00     (0.014)        (0.306)           --            --          --

B SHARES
01/01/03 to 05/30/03 (8)     $ 7.60    $(0.044)       $ 1.024       $    --       $    --      $   --
12/31/02                       9.68     (0.102)        (1.978)           --            --          --
12/20/01 (3) to 12/31/01       9.36     (0.009)         0.329            --            --          --

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/03                     $11.54    $ 0.251        $ 1.958       $(0.249)      $    --      $   --
12/31/02                      13.01      0.310         (1.470)       (0.310)           --          --
12/31/01                      13.27      0.362         (0.216)       (0.364)       (0.042)         --
12/31/00                      12.38      0.389          1.115        (0.391)       (0.223)         --
12/31/99                      14.44      0.444         (0.668)       (0.435)       (1.401)         --




                              NET                        NET                     RATIO OF EXPENSES
                              ASSET                     ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                              VALUE                     END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME PORTFOLIO
                             END OF    TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET   TURNOVER
                             PERIOD   RETURN             (000)        ASSETS          WAIVERS)            ASSETS         RATE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
B SHARES
12/31/03                     $44.48    41.64% (5)    $      979        1.95%             1.99%            0.08%          106.69%
12/31/02                      31.43   (13.65) (5)           466        1.99              2.09            (0.57)          134.99
05/31/01 (3) to 12/31/01      36.69    (4.06) (2)(5)        302        1.99 (1)          2.08 (1)        (0.64) (1)       80.85

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/03                     $21.55    28.11%        $  353,889        0.43%             0.47%            1.37%            1.72%
12/31/02                      18.06   (22.21)           354,499        0.45              0.53             1.18             6.42
12/31/01                      23.91   (12.30)           432,923        0.45              0.50             0.93             4.26
12/31/00                      28.39    (9.33)           532,044        0.45              0.47             0.85             8.39
12/31/99                      33.21    20.40            549,696        0.45              0.46             1.04             2.17

N SHARES
12/31/03                     $21.54    27.82%        $   19,986        0.68%             0.72%            1.12%            1.72%
12/31/02                      18.05   (22.43)            17,339        0.70              0.78             0.93             6.42
12/31/01                      23.90   (12.57)            24,449        0.70              0.75             0.68             4.26
12/31/00                      28.39    (9.55)            25,291        0.70              0.72             0.60             8.39
12/31/99                      33.21    20.14             24,056        0.70              0.71             0.79             2.17

B SHARES
12/31/03                     $21.47    26.81% (5)    $      483        1.43%             1.47%            0.37%            1.72%
12/31/02                      18.00   (22.99) (5)           571        1.45              1.53             0.40             6.42
08/22/01 (3) to 12/31/01      23.90    (0.75) (2)(5)         26        1.45 (1)          1.50 (1)         0.04 (1)         4.26

--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/03                     $11.39    48.31%        $   8,506        1.00%             1.44%           (0.48)%         124.27%
12/31/02                       7.68   (20.66)             7,278        1.00              1.36            (0.38)          107.48
01/09/01 (3) to 12/31/01       9.68    (3.20) (2)         7,854        1.00 (1)          2.53 (1)        (0.15) (1)       59.94 (1)

B SHARES
01/01/03 to 05/30/03 (8)     $ 8.58    12.90% (2)(5) $       --        2.00% (1)         2.54% (1)       (1.41)% (1)      61.84%
12/31/02                       7.60   (21.49) (5)             4        2.00              2.36            (1.25)          107.48
12/20/01 (3) to 12/31/01       9.68     3.42 (2)(5)           1        2.00 (1)          3.37 (1)        (1.62) (1)       59.94 (1)

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/03                     $13.50    19.33%        $   56,553        0.88%             1.04%            2.05%           76.53%
12/31/02                      11.54    (9.02)            47,015        0.88              1.12             2.50            69.89
12/31/01                      13.01     1.21             52,552        0.88              1.10             2.77            65.21
12/31/00                      13.27    12.31             56,197        0.88              1.14             2.99           141.47
12/31/99                      12.38    (1.30)            21,871        0.88              1.05             2.84            67.77

                       See Notes to Financial Statements.

118 and 119

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                    NET
                              ASSET              REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS REDEMPTION
                              VALUE       NET     UNREALIZED     FROM NET       FROM NET   FEES ADDED TO
                            BEGINNING INVESTMENT  GAIN/(LOSS)   INVESTMENT      REALIZED      PAID-IN
                            OF PERIOD   INCOME  ON INVESTMENTS    INCOME          GAINS       CAPITAL
--------------------------------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/03                     $11.54    $ 0.223      $ 1.955       $(0.218)      $    --      $   --
12/31/02                      13.00      0.277       (1.459)       (0.278)           --          --
12/31/01                      13.27      0.331       (0.226)       (0.333)       (0.042)         --
12/31/00                      12.38      0.356        1.114        (0.357)       (0.223)         --
12/31/99                      14.44      0.386       (0.641)       (0.404)       (1.401)         --

A SHARES
12/31/03                     $11.53    $ 0.230      $ 1.950       $(0.220)      $    --      $   --
12/31/02                      13.00      0.278       (1.469)       (0.279)           --          --
12/31/01                      13.26      0.333       (0.216)       (0.335)       (0.042)         --
12/31/00                      12.38      0.356        1.107        (0.360)       (0.223)         --
02/10/99 (3) to 12/31/99      14.14      0.340       (0.305)       (0.394)       (1.401)         --

B SHARES
12/31/03                     $11.51    $ 0.158      $ 1.927       $(0.145)      $    --      $   --
02/04/02 (3) to 12/31/02      13.02      0.186       (1.471)       (0.225)           --          --

------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/03                     $ 9.81    $ 0.165      $ 3.800       $(0.160)      $    --      $0.015 (7)
12/31/02                      11.54      0.092       (1.808)       (0.068)           --       0.054 (7)
12/31/01                      14.36      0.055       (2.825)       (0.050)           --          --
12/31/00                      15.89      0.120       (1.606)       (0.044)           --          --
12/31/99                      12.55      0.117        3.309        (0.086)           --          --

N SHARES
12/31/03                     $ 9.82    $ 0.121      $ 3.815       $(0.131)      $    --      $0.015 (7)
12/31/02                      11.55      0.039       (1.789)       (0.031)           --       0.051 (7)
12/31/01                      14.36      0.026       (2.815)       (0.021)           --          --
12/31/00                      15.89      0.076       (1.606)           --            --          --
12/31/99                      12.55      0.101        3.262        (0.023)           --          --

A SHARES
12/31/03                     $ 9.35    $ 0.030      $ 3.928       $(0.132)      $    --      $0.014 (7)
12/31/02                      11.57      0.079       (2.311)           --            --       0.012 (7)
12/31/01                      14.38      0.016       (2.815)       (0.011)           --          --
12/31/00                      15.89      0.076       (1.586)           --            --          --
03/05/99 (3) to 12/31/99      11.90     (0.009)       4.022        (0.023)           --          --

B SHARES
01/01/03 to 05/30/03 (8)     $ 9.77    $ 0.098      $ 0.452       $    --       $    --      $   --
12/31/02                      11.55      0.041       (1.826)       (0.018)           --       0.023 (7)
07/23/01 (3) to 12/31/01      12.49     (0.057)      (0.883)           --            --          --



                              NET                               NET                  RATIO OF EXPENSES
                             ASSET                            ASSETS    RATIO OF        TO AVERAGE        RATIO OF NET
                             VALUE                            END OF   EXPENSES TO      NET ASSETS      INVESTMENT INCOME PORTFOLIO
                             END OF       TOTAL               PERIOD   AVERAGE NET      (EXCLUDING       TO AVERAGE NET   TURNOVER
                             PERIOD      RETURN                (000)     ASSETS          WAIVERS)            ASSETS         RATE
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/03                     $13.50       19.04%             $  2,279     1.13%             1.29%            1.80%           76.53%
12/31/02                      11.54       (9.18)                1,897     1.13              1.37             2.25            69.89
12/31/01                      13.00        0.88                 2,253     1.13              1.35             2.52            65.21
12/31/00                      13.27       12.03                 2,073     1.13              1.57             2.69           141.47
12/31/99                      12.38       (1.52)                2,311     1.13              1.30             2.59            67.77

A SHARES
12/31/03                     $13.49       19.07% (4)         $    442     1.13%             1.29%            1.80%           76.53%
12/31/02                      11.53       (9.26) (4)              260     1.13              1.37             2.25            69.89
12/31/01                      13.00        0.97 (4)               294     1.13              1.16             2.52            65.21
12/31/00                      13.26       11.97 (4)               131     1.13              1.51             2.74           141.47
02/10/99 (3) to 12/31/99      12.38        0.50 (2)(4)             84     1.21 (1)          1.38 (1)         2.51 (1)        67.77

B SHARES
12/31/03                     $13.45       18.22% (5)         $    413     1.88%             2.04%            1.01%           76.53%
02/04/02 (3) to 12/31/02      11.51       (9.96) (2)(5)            75     1.88 (1)          2.12 (1)         1.50 (1)        69.89

------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/03                     $13.63       40.44%             $171,921     1.36%             1.39%            1.40%           35.15%
12/31/02                       9.81      (14.41)              141,034     1.40              1.43             0.85            22.38
12/31/01                      11.54      (19.29)              177,337     1.36              1.37             0.75            38.32
12/31/00                      14.36       (9.34)              254,642     1.35              1.36             0.82            76.86
12/31/99                      15.89       27.33               272,886     1.35              1.35             0.86            48.49

N SHARES
12/31/03                     $13.64       40.19%             $  1,595     1.61%             1.64%            1.11%           35.15%
12/31/02                       9.82      (14.79)                1,202     1.60              1.63             0.36            22.38
12/31/01                      11.55      (19.46)                5,336     1.61              1.62             0.50            38.32
12/31/00                      14.36       (9.50)                2,525     1.60              1.61             0.57            76.86
12/31/99                      15.89       26.81                 2,531     1.60              1.60             0.61            48.49

A SHARES
12/31/03                     $13.19       42.33% (4)         $     57     1.57%             1.60%            0.27%           35.15%
12/31/02                       9.35      (19.19) (4)                6     1.65              1.68             0.71            22.38
12/31/01                      11.57      (19.47) (4)                3     1.61              1.62             0.18            38.32
12/31/00                      14.38       (9.50) (4)                2     1.60              1.61             0.57            76.86
03/05/99 (3) to 12/31/99      15.89       33.73 (2)(4)              5     1.65 (1)          1.65 (1)         0.56 (1)        48.49

B SHARES
01/01/03 to 05/30/03 (8)     $10.32        5.63% (2)(5)      $     --     2.35% (1)         2.37% (1)        2.50% (1)       18.70%
12/31/02                       9.77      (15.26) (5)               11     2.40              2.43            (0.97)           22.38
07/23/01 (3) to 12/31/01      11.55       (7.53) (2)(5)             1     2.19 (1)          2.19 (1)        (1.10) (1)       38.32

                       See Notes to Financial Statements.

120 and 121

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                               NET                      NET
                              ASSET                REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS   REDEMPTION
                              VALUE       NET       UNREALIZED     FROM NET      FROM NET     FEES ADDED TO
                            BEGINNING INVESTMENT    GAIN/(LOSS)   INVESTMENT     REALIZED       PAID-IN
                            OF PERIOD   INCOME    ON INVESTMENTS    INCOME         GAINS        CAPITAL
-----------------------------------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/03                     $ 6.66    $ 0.046        $ 3.355       $(0.033)       $ --          $0.002 (7)
12/31/02                       6.80      0.019         (0.148)       (0.015)         --           0.004 (7)
12/31/01                       6.88      0.043         (0.085)       (0.038)         --              --
12/31/00                       9.64      0.033         (2.786)       (0.007)         --              --
12/31/99                       5.87     (0.004)         3.790        (0.016)         --              --

N SHARES
12/31/03                     $ 6.61    $ 0.047        $ 3.300       $(0.020)       $ --          $0.003 (7)
12/31/02                       6.75      0.009         (0.154)           --          --           0.005 (7)
12/31/01                       6.80      0.012         (0.055)       (0.007)         --              --
12/31/00                       9.58      0.025         (2.805)           --          --              --
12/31/99                       5.85     (0.027)         3.773        (0.016)         --              --

A SHARES
12/31/03                     $ 6.60    $ 0.040        $ 3.315       $(0.017)       $ --          $0.002 (7)
12/31/02                       6.75      0.002         (0.154)           --          --           0.002 (7)
12/31/01                       6.82      0.024         (0.075)       (0.019)         --              --
12/31/00                       9.58      0.025         (2.785)           --          --              --
08/12/99 (3) to 12/31/99       7.47     (0.024)         2.150        (0.016)         --              --

B SHARES
01/01/03 to 05/30/03 (8)     $ 6.58    $ 0.008        $ 0.632       $    --        $ --          $   --
04/18/02 (3) to 12/31/02       7.76     (0.040)        (1.142)           --          --           0.002 (7)




                              NET                           NET                      RATIO OF EXPENSES
                             ASSET                        ASSETS        RATIO OF        TO AVERAGE        RATIO OF NET
                             VALUE                        END OF       EXPENSES TO      NET ASSETS      INVESTMENT INCOME PORTFOLIO
                             END OF       TOTAL           PERIOD       AVERAGE NET      (EXCLUDING       TO AVERAGE NET   TURNOVER
                             PERIOD      RETURN            (000)         ASSETS          WAIVERS)            ASSETS         RATE
-----------------------------------------------------------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/03                     $10.03       51.11%         $289,492         1.58%            1.61%             0.83%          19.99%
12/31/02                       6.66       (1.84)           96,652         1.66             1.71              0.41           34.20
12/31/01                       6.80       (0.60)           40,063         1.74             1.89              0.78           26.93
12/31/00                       6.88      (28.55)           32,313         1.67             1.71              0.37           78.65
12/31/99                       9.64       64.53            38,155         1.70             1.76             (0.17)          53.69

N SHARES
12/31/03                     $ 9.94       50.70%         $  1,331         1.83%            1.86%             0.58%          19.99%
12/31/02                       6.61       (2.36)              311         1.91             1.96              0.12           34.20
12/31/01                       6.75       (0.33)              352         1.99             2.14              0.75           26.93
12/31/00                       6.80      (29.02)              297         1.96             2.00              0.18           78.65
12/31/99                       9.58       64.06               322         1.95             2.01             (0.42)          53.69

A SHARES
12/31/03                     $ 9.94       50.87% (4)     $    364         1.83%            1.86%             0.62%          19.99%
12/31/02                       6.60       (2.22) (4)          118         1.91             1.96              0.03           34.20
12/31/01                       6.75       (0.74) (4)            6         1.99             2.08              0.68           26.93
12/31/00                       6.82      (28.81) (4)            8         1.92             1.96              0.16           78.65
08/12/99 (3) to 12/31/99       9.58       28.48 (2)(4)          5         1.95 (1)         2.01 (1)         (0.42) (1)      53.69

B SHARES
01/01/03 to 05/30/03 (8)     $ 7.22        9.73% (2)(5)  $     --         2.64% (1)        2.66% (1)         0.33% (1)      10.32%
04/18/02 (3) to 12/31/02       6.58      (15.21) (2)(5)         8         2.62 (1)         2.65 (1)         (0.85) (1)      34.20


 (1) Annualized.
 (2) Total returns for periods of less than one year are not annualized.
 (3) Date commenced operations.
 (4) Sales load is not reflected in total return.
 (5) Contingent  deferred  sales load is not reflected in total  return.
 (6) Not meaningful given short period.
 (7) Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares that have been held 90 days or less from time of purchase. Fees collected are retained by the Fund for the benefit of the remaining shareholders.
 (8) Date ceased operations.
 (9) Represents combined ratio for the Fund and its respective pro-rata share of the High Yield Bond Fund.
(10) N.A. -- refer to portfolio turnover rate of the High Yield Bond Fund.

                       See Notes to Financial Statements.

122 and 123

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


1.   ORGANIZATION

     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

         EQUITY FUNDS:
         Harris Insight Equity Fund ("Equity Fund")
         Harris Insight Core Equity Fund ("Core Equity Fund")
         Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity
            Fund")
         Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund")
         Harris Insight Index Fund ("Index Fund")
         Harris Insight International Fund ("International Fund")
         Harris Insight Small-Cap Aggressive Growth Fund ("Small-Cap Aggressive
            Growth Fund")
         Harris Insight Balanced Fund ("Balanced Fund")
         Harris Insight Emerging Markets Fund ("Emerging Markets Fund")

         FIXED INCOME FUNDS:
         Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Bond
            Fund")
         Harris Insight High Yield Select Bond Fund ("High Yield Select Bond
            Fund")
         Harris Insight Bond Fund ("Bond Fund")
         Harris Insight Intermediate Government Bond Fund ("Intermediate
            Government Bond Fund")
         Harris Insight High Yield Bond Fund ("High Yield Bond Fund")
         Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
            Tax-Exempt Bond Fund")
         Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")

         MONEY MARKET FUNDS:
         Harris Insight Government Money Market Fund ("Government Money Market
            Fund")
         Harris Insight Money Market Fund ("Money Market Fund")
         Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market
            Fund")

     The Trust offers six classes of shares: A shares, N shares, B shares, Service shares, Exchange shares, and Institutional shares. Institutional shares are offered by each Fund. A shares are offered by each Fund, except for the Index Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund and each of the Money Market Funds. N shares are offered by each Fund, except for the Small-Cap Aggressive Growth Fund and the High Yield Bond Fund. B shares are offered by each Fund, except for the International Fund, the Emerging Markets Fund, the Small-Cap Aggressive Growth Fund, the High Yield Select Bond Fund, the High Yield Bond Fund, the Tax-Exempt Money Market Fund, and the Government Money Market Fund. Service shares are offered only by each of the Money Market Funds. Exchange shares are offered only by the Money Market Fund. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne PRO RATA on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, A shares, B shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in Note 4, and the A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees or sales loads.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     The High Yield Select Bond Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the High Yield Bond Fund. The financial statements of the High Yield Bond Fund are included in this report and should be read in conjunction with the financial statements of the High Yield Select Bond Fund.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (a) SECURITY VALUATION -- Equity securities, other than securities for which the primary market is the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"), are valued at the last sales price on the primary market where traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. A security for which the primary market is the NASDAQ will be valued at the NASDAQ Official Closing Price as defined by the NASDAQ, or in the absence of any reported Official Closing Price on the valuation date, the last reported sales price, or in the absence of any sale on the valuation date, at closing price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the event that market prices are not readily available, or where last sale prices are considered not reflective of market values as of the valuation time (e.g., from foreign markets), securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations with remaining maturities of 60 days or less and securities held by the Money Market Funds are valued at amortized cost.

     Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (b) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, other assets and liabilities at the current rate of exchange on the valuation date; and

         (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     (c) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     (d) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. Dividends from the Equity Fund, Index Fund, and Balanced Fund are declared and paid quarterly. Dividends from the Core Equity Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Small-Cap
Aggressive Growth Fund, International Fund and the Emerging Markets Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (e) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (f) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated among the classes of shares of the Fund based upon the relative net assets of the classes.

     (g) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. During 2003, the Funds began classifying income earned from dollar rolls as realized gains. Such income was previously recorded in interest income.

     (h) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

     (i) SECURITIES LENDING -- The non-Money Market Funds may participate in a securities-lending program with certain counterparties whereby a Fund may loan securities to an organization that provides collateral. The lending Fund continues to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the counterparty to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     (j) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective-yield method for non-Money Market Funds and the straight-line method for the Money Market Funds. Dividend income is recorded on the ex-dividend date.


3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Trust retains Harris Investment Management ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

         Each Money Market Fund                0.14% of the first $100 million
                                               of net assets and 0.10% of net
                                               assets over $100 million
         Short/Intermediate Bond Fund          0.70%
         Bond Fund                             0.65%
         Intermediate Government Bond Fund     0.45%
         High Yield Bond Fund                  0.45%
         Intermediate Tax-Exempt Bond Fund     0.45%
         Tax-Exempt Bond Fund                  0.45%
         High Yield Select Bond Fund            --*
         Equity Fund                           0.70%
         Core Equity Fund                      0.90%
         Small-Cap Opportunity Fund            1.00%
         Small-Cap Value Fund                  0.70%
         Index Fund                            0.20%
         Small-Cap Aggressive Growth Fund      0.75%
         Balanced Fund                         0.50%
         International Fund                    1.05%
         Emerging Markets Fund                 1.25%

     *The Fund pays an advisory fee indirectly as a shareholder of the High
      Yield Bond Fund.

     HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 2003, advisory fees and waivers for certain Funds were as follows:


                                                                GROSS                               NET
                                                            ADVISORY FEE         WAIVER        ADVISORY FEE
                                                            ------------       ---------       ------------
     Short/Intermediate Bond Fund ....................       $1,892,556        $ 933,062        $  959,494
     Bond Fund .......................................        1,255,395          613,182           642,213
     Intermediate Government Bond Fund ...............          489,948          331,520           158,428
     High Yield Bond Fund ............................          206,771           49,708           157,063
     Intermediate Tax-Exempt Bond Fund ...............        1,200,190          668,654           531,536
     Tax-Exempt Bond Fund ............................          577,100          321,530           255,570
     Core Equity Fund ................................        1,023,289          118,733           904,556
     Small-Cap Opportunity Fund ......................        4,238,707          140,096         4,098,611
     Small-Cap Value Fund ............................        1,933,332           77,726         1,855,606
     Index Fund ......................................          778,912          115,188           663,724
     Small-Cap Aggressive Growth Fund ................           53,935           30,819            23,116
     Balanced Fund ...................................          282,356           40,864           241,492

     There were no advisory fee waivers for the other Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as sub-adviser, receives a fee directly from HIM and not from the Funds.

     HIM has also entered into an Investment Sub-Advisory Agreement with HIM Monegy, Inc. ("Monegy"), a wholly-owned subsidiary of HIM, with respect to the High Yield Bond Fund. Pursuant to the agreement, Monegy selects and manages the securities in which the Fund invests. Monegy, as sub-adviser, receives a fee directly from HIM and not from the Funds.

     The Trust has an Administration Agreement with Harris Trust and Savings Bank ("Harris Trust" or the "Administrator"). In this capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, the Administrator and the Transfer Agent are entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of average daily net assets in excess of $600 million. Certain employees of Harris Trust and PFPC are officers of the Funds.

     PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services. Fees for services rendered by the Distributor were paid by the Administrator.

     During the year ended December 31, 2003, Harris Trust received $10,976,153 in fees (net of waivers of $5,618,878) from the Funds for services as Administrator and Transfer Agent, of which Harris Trust paid to PFPC $3,874,908 in fees for services rendered under the agreements described above. In addition, PFPC and PFPC Trust Co. received $2,085,465 in fees and expenses (net of waivers of $389,166) from the Funds for other transfer agency, custodian, and administrative and accounting services.


4.   SERVICE PLANS

     Shares of all classes of a Fund represent equal PRO RATA interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a list of the Funds included in this report along with a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     SHAREHOLDER SERVICE FEES:

     NON-MONEY MARKET FUNDS
                                                          N SHARES     B SHARES
                                                           (0.25%)      (0.25%)
                                                          --------     --------
     Short/Intermediate Bond Fund .................       $23,263       $1,858
     Bond Fund ....................................        12,827        1,342
     Intermediate Government Bond Fund ............        48,294        3,202
     Intermediate Tax-Exempt Bond Fund ............        28,622        1,492
     Tax-Exempt Bond Fund .........................        60,418        2,379
     High Yield Select Bond Fund ..................           933           --
     Equity Fund ..................................        28,477          658
     Core Equity Fund .............................         9,854          215
     Small-Cap Opportunity Fund ...................        88,348          852
     Small-Cap Value Fund .........................        14,084        1,764
     Index Fund ...................................        43,878        1,337
     Small-Cap Aggressive Growth Fund .............            --            4
     Balanced Fund ................................         5,155          557
     International Fund ...........................         3,264           12
     Emerging Markets Fund ........................         1,400            8

     MONEY MARKET FUNDS


                                                         N SHARES     B SHARES    EXCHANGE SHARES    SERVICE SHARES
                                                          (0.25%)      (0.25%)        (0.05%)            (0.25%)
                                                        ----------    --------    ---------------    --------------
     Government Money Market Fund ..................    $  774,468                                     $1,704,801
     Money Market Fund .............................     3,029,741       $57         $277,237*          4,352,205
     Tax-Exempt Money Market Fund ..................       567,321                                        323,030

     *Net of waivers of $24,970.

RULE 12B-1 FEES (DISTRIBUTION FEES PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT):

NON-MONEY MARKET FUNDS
                                                          A SHARES      B SHARES
                                                           (0.25%)       (0.75%)
                                                          --------      --------
     Short/Intermediate Bond Fund ..................      $ 9,582        $5,576
     Bond Fund .....................................        2,260         4,027
     Intermediate Government Bond Fund .............        6,763         9,604
     Intermediate Tax-Exempt Bond Fund .............        6,792         4,475
     Tax-Exempt Bond Fund ..........................       11,149         7,139
     High Yield Select Bond Fund ...................          444            --
     Equity Fund ...................................          701         1,973
     Core Equity Fund ..............................        1,226           643
     Small-Cap Opportunity Fund ....................        3,707         2,555
     Small-Cap Value Fund ..........................        2,498         5,290
     Index Fund ....................................           --         4,012
     Small-Cap Aggressive Growth Fund ..............           --            10
     Balanced Fund .................................          745         1,670
     International Fund ............................          115            34
     Emerging Markets Fund .........................          524            24

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     MONEY MARKET FUNDS


                                                     N SHARES     B SHARES      SERVICE SHARES
                                                      (0.10%)      (0.75%)          (0.15%)
                                                    ----------    --------      --------------
     Government Money Market Fund ..............    $  309,787                    $1,022,881
     Money Market Fund .........................     1,211,897      $130*          2,611,323
     Tax-Exempt Money Market Fund ..............       226,928                       193,818

     *Net of waivers of $41.

     For the year ended December 31, 2003, Harris Trust received $5,874,635 in fees for services rendered under the terms of the service plans described above.

     The Service shares class of each of the Money Market Funds may pay Program Service fees to financial institutions to provide check-writing, debit or credit card bill payment, and other auxiliary services to participants in a cash management program, at a rate of up to 0.50% (on an annualized basis) of the average daily net assets attributable to Service shares. For the year ended December 31, 2003, fees paid under the Program were $1,469,857, $4,144,764, and $232,465 (net of voluntary waivers of $1,939,745, $4,559,645 and $413,594) for the Service shares of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.


5.   PUBLIC OFFERING PRICE

     Class A shares of the Funds are sold at a public offering price which is equal to the current net asset value of such shares with a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the High Yield Select Bond Fund,Tax-Exempt Bond Fund, and Bond Fund, and 3.50% for the Intermediate Tax-Exempt Bond Fund, Short/Intermediate Bond Fund, and Intermediate Government Bond Fund.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


6.   CAPITAL SHARES

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.


                                                                       MONEY MARKET FUNDS
                                            ---------------------------------------------------------------------------
                                              GOVERNMENT MONEY MARKET FUND               MONEY MARKET FUND
                                            --------------------------------    ------------------------------------
                                                 YEAR              YEAR               YEAR                YEAR
                                                 ENDED             ENDED              ENDED               ENDED
                                               12/31/03          12/31/02           12/31/03            12/31/02
                                            --------------   ---------------    ----------------    ----------------

AMOUNT
------
INSTITUTIONAL SHARES:
  Sold ..................................   $1,361,479,489   $   929,495,246    $ 21,422,067,258    $ 19,651,013,334
  Issued as reinvestment of dividends ...          267,228            96,685          12,703,696          14,833,773
  Redeemed ..............................   (1,373,394,988)     (917,550,199)    (22,554,822,580)    (16,994,089,475)
                                            --------------   ---------------    ----------------    ----------------
  Net increase/(decrease) ...............   $  (11,648,271)  $    12,041,732    $ (1,120,051,626)   $  2,671,757,632
                                            ==============   ===============    ================    ================
N SHARES:
  Sold ..................................   $2,032,634,666   $ 1,799,881,714    $  3,967,152,198    $  3,694,404,666
  Issued as reinvestment of dividends ...        1,925,957         3,405,809           8,969,044          19,697,845
  Redeemed ..............................   (1,962,375,482)   (1,783,947,845)     (3,972,251,455)     (3,959,090,447)
                                            --------------   ---------------     ---------------    ----------------
  Net increase/(decrease) ...............   $   72,185,141   $    19,339,678    $      3,869,787    $  (244,987,936)
                                            ==============   ===============    ================    ================
B SHARES:
  Sold ..................................                                       $         44,067    $         23,731
  Issued as reinvestment of dividends ...                                                     52                  49
  Redeemed ..............................                                                (14,291)             (8,667)
                                                                                ----------------    ----------------
  Net increase/(decrease) ...............                                       $         29,828    $         15,113
                                                                                ================    ================
EXCHANGE SHARES:
  Sold ..................................                                       $  1,836,736,364    $  4,745,856,284
  Issued as reinvestment of dividends ...                                              5,936,599           8,835,230
  Redeemed ..............................                                         (2,798,562,788)     (3,663,776,245)
                                                                                ----------------    ----------------
  Net increase/(decrease) ...............                                       $   (955,889,825)   $  1,090,915,269
                                                                                ================    ================
SERVICE SHARES:
  Sold ..................................   $1,172,487,808   $   238,599,232    $  1,536,808,319    $  1,453,010,664
  Issued as reinvestment of dividends ...        2,014,061           442,810           7,329,563           5,193,262
  Redeemed ..............................     (236,797,271)      (41,253,537)       (652,618,134)       (190,307,154)
                                            --------------   ---------------    ----------------    ----------------
  Net increase/(decrease) ...............   $  937,704,598   $   197,788,505    $   891,519,748     $  1,267,896,772
                                            ==============   ===============    ================    ================



                                                    MONEY MARKET FUNDS
                                            ----------------------------------
                                               TAX-EXEMPT MONEY MARKET FUND
                                            ----------------------------------
                                                  YEAR               YEAR
                                                  ENDED              ENDED
                                                12/31/03           12/31/02
                                            ---------------     --------------

AMOUNT
------
INSTITUTIONAL SHARES:
  Sold ..................................   $ 2,274,388,814     $1,168,417,090
  Issued as reinvestment of dividends ...            38,537            205,307
  Redeemed ..............................    (2,242,455,811)    (1,141,480,796)
                                            ---------------     --------------
  Net increase/(decrease) ...............   $    31,971,540     $   27,141,601
                                            ===============     ==============
N SHARES:
  Sold ..................................   $   559,034,432     $  462,394,802
  Issued as reinvestment of dividends ...           979,453          1,851,619
  Redeemed ..............................      (532,855,537)      (484,067,010)
                                            ---------------     --------------
  Net increase/(decrease) ...............   $    27,158,348     $  (19,820,589)
                                            ===============     ==============
B SHARES:
  Sold ..................................
  Issued as reinvestment of dividends ...
  Redeemed ..............................

  Net increase/(decrease) ...............

EXCHANGE SHARES:
  Sold ..................................
  Issued as reinvestment of dividends ...
  Redeemed ..............................

  Net increase/(decrease) ...............

SERVICE SHARES:
  Sold ..................................   $   217,491,515     $  118,086,124
  Issued as reinvestment of dividends ...           351,611            201,759
  Redeemed ..............................      (116,551,359)       (39,506,002)
                                            ---------------     --------------
  Net increase/(decrease) ...............   $   101,291,767     $   78,781,881
                                            ===============     ==============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                                                      FIXED INCOME FUNDS
                                                                -----------------------------------------------------------
                                                                            SHORT/
                                                                       INTERMEDIATE BOND                   BOND
                                                                             FUND                          FUND
                                                                -----------------------------  ----------------------------
                                                                    YEAR            YEAR            YEAR           YEAR
                                                                    ENDED           ENDED           ENDED          ENDED
                                                                  12/31/03        12/31/02        12/31/03       12/31/02
                                                                ------------    ------------   -------------   ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .....................................................      $100,545,970    $ 50,512,508   $  23,803,172   $ 41,715,179
Issued as reinvestment of dividends ......................         1,766,964       1,813,469       4,586,905      4,234,837
Redeemed .................................................       (60,427,238)    (47,329,222)   (118,208,553)   (51,404,580)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................      $ 41,885,696    $  4,996,755   $ (89,818,476)  $ (5,454,564)
                                                                ============    ============   =============   ============
N SHARES:
Sold .....................................................      $  6,045,892    $  6,669,803   $   1,752,303   $  7,348,035
Issued as reinvestment of dividends ......................           264,197         212,624         191,695        312,698
Redeemed .................................................        (5,846,560)     (4,759,634)     (2,922,799)    (8,016,039)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................      $    463,529    $  2,122,793   $    (978,801)  $   (355,306)
                                                                ============    ============   =============   ============
A SHARES:
Sold .....................................................      $  4,687,307    $  6,726,767   $     209,419   $  1,285,718
Issued as reinvestment of dividends ......................           105,361          86,758          29,072         21,150
Redeemed .................................................        (5,006,305)     (3,065,539)       (339,822)      (716,103)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................      $   (213,637)   $  3,747,986   $    (101,331)  $    590,765
                                                                ============    ============   =============   ============
B SHARES:
Sold .....................................................      $    761,397    $    379,842   $     162,632   $    290,271
Issued as reinvestment of dividends ......................            21,669           5,247          19,365         15,616
Redeemed .................................................          (147,485)        (23,777)       (216,920)       (20,228)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................      $    635,581    $    361,312   $     (34,923)  $    285,659
                                                                ============    ============   =============   ============

---------------------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold .....................................................         9,681,782       4,913,623       2,292,214      4,074,481
Issued as reinvestment of dividends ......................           169,831         176,562         443,862        413,280
Redeemed .................................................        (5,806,153)     (4,603,925)    (11,554,783)    (5,026,986)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................         4,045,460         486,260      (8,818,707)      (539,225)
                                                                ============    ============   =============   ============
N SHARES:
Sold .....................................................           579,218         648,105         169,529        715,898
Issued as reinvestment of dividends ......................            25,374          20,694          18,558         30,577
Redeemed .................................................          (561,744)       (462,860)       (282,535)      (785,399)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................            42,848         205,939         (94,448)       (38,924)
                                                                ============    ============   =============   ============
A SHARES:
Sold .....................................................           451,754         653,431          20,207        125,066
Issued as reinvestment of dividends ......................            10,129           8,429           2,818          2,069
Redeemed .................................................          (481,108)       (297,744)        (32,892)       (70,701)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................           (19,225)        364,116          (9,867)        56,434
                                                                ============    ============   =============   ============
B SHARES:
Sold .....................................................            73,431          36,907          15,691         28,292
Issued as reinvestment of dividends ......................             2,083             510           1,876          1,525
Redeemed .................................................           (14,199)         (2,320)        (21,300)        (1,964)
                                                                ------------    ------------   -------------   ------------
Net increase/(decrease) ..................................            61,315          35,097          (3,733)        27,853
                                                                ============    ============   =============   ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                                        FIXED INCOME FUNDS
                                         -----------------------------------------------------------------------------------
                                               INTERMEDIATE                                             INTERMEDIATE
                                              GOVERNMENT BOND              HIGH YIELD BOND             TAX-EXEMPT BOND
                                                    FUND                         FUND                        FUND
                                         -----------------------------------------------------------------------------------
                                             YEAR          YEAR          YEAR         PERIOD          YEAR         YEAR
                                             ENDED         ENDED         ENDED         ENDED          ENDED        ENDED
                                           12/31/03      12/31/02      12/31/03     12/31/02(1)     12/31/03     12/31/02
                                         ------------  ------------  ------------   -----------   ------------  ------------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold .................................   $ 24,132,691  $ 40,720,804  $ 52,848,751   $17,492,262   $ 61,435,211  $ 54,728,389
Issued as reinvestment of dividends ..      3,516,134     3,072,889     3,583,074       388,982      1,142,699       690,351
Redeemed .............................    (35,069,444)  (32,752,621)  (15,073,126)     (100,017)   (73,751,184)  (39,718,596)
                                         ------------  ------------  ------------   -----------   ------------  ------------
Net increase/(decrease) ..............   $ (7,420,619) $ 11,041,072  $ 41,358,699   $17,781,227   $(11,173,274) $ 15,700,144
                                         ============  ============  ============   ===========   ============  ============
N SHARES:
Sold .................................   $  6,884,418  $ 17,259,324                               $  7,134,440  $ 11,877,266
Issued as reinvestment of dividends ..        834,485       598,952                                    306,695       284,072
Redeemed .............................     (9,271,575)   (4,387,270)                               (10,445,251)   (9,822,808)
                                         ------------  ------------                               ------------  ------------
Net increase/(decrease) ..............   $ (1,552,672) $ 13,471,006                               $ (3,004,116) $  2,338,530
                                         ============  ============                               ============  ============
A SHARES:
Sold .................................   $  1,995,405  $  2,216,675                               $  4,324,208  $  1,730,785
Issued as reinvestment of dividends ..         91,317        31,218                                     85,461        21,618
Redeemed .............................     (1,927,813)     (507,870)                                (3,985,095)     (266,073)
                                         ------------  ------------                               ------------  ------------
Net increase/(decrease) ..............   $    158,909  $  1,740,023                               $    424,574  $  1,486,330
                                         ============  ============                               ============  ============
B SHARES:
Sold .................................   $    745,610  $    690,226                               $    440,028  $    297,252
Issued as reinvestment of dividends ..         40,061        11,206                                     10,380           886
Redeemed .............................       (499,566)      (19,353)                                   (25,532)       (2,531)
                                         ------------  ------------                               ------------  ------------
Net increase/(decrease) ..............   $    286,105  $    682,079                               $    424,876  $    295,607
                                         ============  ============                               ============  ============

----------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold .................................      1,383,505     2,369,554     4,280,262     1,516,335      5,342,379     4,882,753
Issued as reinvestment of dividends ..        201,879       178,907       286,545        33,378        99,494         61,255
Redeemed .............................     (2,007,788)   (1,916,859)   (1,204,766)       (8,527)    (6,440,861)   (3,555,073)
                                         ------------  ------------  ------------   -----------   ------------  ------------
Net increase/(decrease) ..............       (422,404)      631,602     3,362,041     1,541,186       (998,988)    1,388,935
                                         ============  ============  ============   ===========   ============  ============
N SHARES:
Sold .................................        391,822     1,009,510                                    624,164     1,048,562
Issued as reinvestment of dividends ..         47,909        34,848                                     26,702        25,239
Redeemed .............................       (532,897)     (255,127)                                  (911,626)     (871,439)
                                         ------------  ------------                               ------------  ------------
Net increase/(decrease) ..............        (93,166)      789,231                                   (260,760)      202,362
                                         ============  ============                               ============  ============
A SHARES:
Sold .................................        113,644       126,760                                    378,177       152,996
Issued as reinvestment of dividends ..          5,250         1,806                                      7,444         1,903
Redeemed .............................       (110,881)      (29,615)                                  (347,249)      (23,342)
                                         ------------  ------------                               ------------  ------------
Net increase/(decrease) ..............          8,013        98,951                                     38,372       131,557
                                         ============  ============                               ============  ============
B SHARES:
Sold .................................         42,468        39,536                                     38,336        26,461
Issued as reinvestment of dividends ..          2,301           650                                        903            78
Redeemed .............................        (28,687)       (1,116)                                    (2,235)         (227)
                                         ------------  ------------                               ------------  ------------
Net increase/(decrease) ..............         16,082        39,070                                     37,004        26,312
                                         ============  ============                               ============  ============

  (1) For the period 09/23/02 (commencement of operations) to 12/31/02.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                                                   FIXED INCOME FUNDS
                                                                -----------------------------------------------------------
                                                                                                         HIGH YIELD
                                                                       TAX-EXEMPT BOND                  SELECT BOND
                                                                            FUND                           FUND
                                                                ----------------------------    ---------------------------
                                                                    YEAR          YEAR              YEAR          YEAR
                                                                    ENDED         ENDED             ENDED         ENDED
                                                                  12/31/03      12/31/02          12/31/03       12/31/02
                                                                ------------    ------------    -----------    ------------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold ....................................................       $ 14,788,046    $ 18,496,103    $12,707,211    $  3,339,742
Issued as reinvestment of dividends .....................            160,006         109,998      1,058,206         705,988
Redeemed ................................................        (36,465,643)    (23,492,439)    (8,839,682)    (20,337,125)
                                                                ------------    ------------    -----------    ------------
Net increase/(decrease) .................................       $(21,517,591)   $ (4,886,338)   $ 4,925,735    $(16,291,395)
                                                                ============    ============    ===========    ============
N SHARES:
Sold ....................................................       $ 36,470,363    $ 27,029,564    $   191,272    $    159,779
Issued as reinvestment of dividends .....................            844,226         201,882         16,818           9,132
Redeemed ................................................        (27,106,626)    (14,937,088)      (177,107)        (83,708)
                                                                ------------    ------------    -----------    ------------
Net increase/(decrease) .................................       $ 10,207,963    $ 12,294,358    $    30,983    $     85,203
                                                                ============    ============    ===========    ============
A SHARES:
Sold ....................................................       $  3,000,754    $  3,504,968    $ 1,629,933    $      6,301
Issued as reinvestment of dividends .....................            124,218          52,015          5,525           1,350
Redeemed ................................................         (4,336,620)       (149,702)    (1,495,507)        (95,807)
                                                                ------------    ------------    -----------    ------------
Net increase/(decrease) .................................       $ (1,211,648)   $  3,407,281    $   139,951    $    (88,156)
                                                                ============    ============    ===========    ============
B SHARES:
Sold ....................................................       $    610,742    $    531,661
Issued as reinvestment of dividends .....................             22,521           9,499
Redeemed ................................................           (146,137)         (4,367)
                                                                ------------    ------------
Net increase/(decrease) .................................       $    487,126    $    536,793
                                                                ============    ============

---------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold ....................................................          1,327,652       1,696,235        737,893         190,804
Issued as reinvestment of dividends .....................             14,222          10,079         60,874          41,623
Redeemed ................................................         (3,242,066)     (2,153,236)      (507,175)     (1,179,591)
                                                                ------------    ------------    -----------    ------------
Net increase/(decrease) .................................         (1,900,192)       (446,922)       291,592        (947,164)
                                                                ============    ============    ===========    ============
N SHARES:
Sold ....................................................          3,264,633       2,470,946         10,918           9,213
Issued as reinvestment of dividends .....................             75,059          18,310            971             548
Redeemed ................................................         (2,413,270)     (1,365,058)       (10,105)         (4,581)
                                                                ------------    ------------    -----------    ------------
Net increase/(decrease) .................................            926,422       1,124,198          1,784           5,180
                                                                ============    ============    ===========    ============
A SHARES:
Sold ....................................................            267,318         317,473         94,705             351
Issued as reinvestment of dividends .....................             11,065           4,747            316              80
Redeemed ................................................           (389,005)        (13,754)       (85,375)         (5,446)
                                                                ------------    ------------    -----------    ------------
Net increase/(decrease) .................................           (110,622)        308,466          9,646          (5,015)
                                                                ============    ============    ===========    ============
B SHARES:
Sold ....................................................             54,301          48,263
Issued as reinvestment of dividends .....................              2,003             869
Redeemed ................................................            (13,205)           (400)
                                                                ------------    ------------
Net increase/(decrease) .................................             43,099          48,732
                                                                ============    ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                                          EQUITY FUNDS
                                              ------------------------------------------------------------------------
                                                                                                CORE
                                                           EQUITY                              EQUITY
                                                            FUND                                FUND
                                              ------------------------------------------------------------------------
                                                  YEAR               YEAR              YEAR              YEAR
                                                  ENDED              ENDED             ENDED             ENDED
                                                12/31/03           12/31/02          12/31/03          12/31/02
                                              -------------      ------------      ------------      ------------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold .....................................    $  34,695,848      $ 57,326,737      $ 28,595,379      $ 15,986,652
Issued as reinvestment of dividends ......          887,421           782,266           123,720           919,212
Redeemed .................................     (104,465,791)      (65,552,793)      (28,853,967)      (32,734,720)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................    $ (68,882,522)     $ (7,443,790)     $   (134,868)     $(15,828,856)
                                              =============      ============      ============      ============
N SHARES:
Sold .....................................    $   4,259,551      $  9,848,688      $    799,713      $    541,014
Issued as reinvestment of dividends ......           19,282            10,225             6,808            61,481
Redeemed .................................       (4,413,461)      (11,866,569)         (947,385)       (1,291,923)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................    $    (134,628)     $ (2,007,656)     $   (140,864)     $   (689,428)
                                              =============      ============      ============      ============
A SHARES:
Sold .....................................    $     133,390      $    149,168      $     30,712      $    226,262
Issued as reinvestment of dividends ......              410               237               900            10,571
Redeemed .................................          (68,989)          (52,221)         (180,566)         (138,719)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................    $      64,811      $     97,184      $   (148,954)     $     98,114
                                              =============      ============      ============      ============
B SHARES:
Sold .....................................    $      47,660      $    213,797      $     55,683      $     52,853
Issued as reinvestment of dividends ......               --                --                --               525
Redeemed .................................          (13,319)               --            (4,765)           (3,165)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................    $      34,341      $    213,797      $     50,918      $     50,213
                                              =============      ============      ============      ============

----------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold .....................................        3,611,471         5,330,623         1,634,234           893,816
Issued as reinvestment of dividends ......           87,749            78,978             6,264            52,020
Redeemed .................................      (10,226,899)       (6,289,238)       (1,678,595)       (1,849,745)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................       (6,527,679)         (879,637)          (38,097)         (903,909)
                                              =============      ============      ============      ============
N SHARES:
Sold .....................................          437,862           865,436            45,211            29,639
Issued as reinvestment of dividends ......            1,992               878               348             3,503
Redeemed .................................         (470,673)       (1,052,520)          (54,863)          (71,115)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................          (30,819)         (186,206)           (9,304)          (37,973)
                                              =============      ============      ============      ============
A SHARES:
Sold .....................................           13,998            12,835             1,819            12,743
Issued as reinvestment of dividends ......               43                20                46               603
Redeemed .................................           (6,732)           (4,888)          (11,070)           (9,210)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................            7,309             7,967            (9,205)            4,136
                                              =============      ============      ============      ============
B SHARES:
Sold .....................................            4,878            22,941             3,195             2,997
Issued as reinvestment of dividends ......               --                --                --                30
Redeemed .................................           (1,289)               --              (261)             (197)
                                              -------------      ------------      ------------      ------------
Net increase/(decrease) ..................            3,589            22,941             2,934             2,830
                                              =============      ============      ============      ============




                                                        EQUITY FUNDS
                                              --------------------------------
                                                          SMALL-CAP
                                                         OPPORTUNITY
                                                            FUND
                                              --------------------------------
                                                   YEAR              YEAR
                                                   ENDED             ENDED
                                                 12/31/03          12/31/02
                                              -------------      -------------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold .....................................    $  97,410,102      $  83,852,191
Issued as reinvestment of dividends ......        3,325,696                 --
Redeemed .................................     (111,454,141)      (110,171,102)
                                              -------------      -------------
Net increase/(decrease) ..................    $ (10,718,343)     $ (26,318,911)
                                              =============      =============
N SHARES:
Sold .....................................    $  37,471,069      $   9,968,769
Issued as reinvestment of dividends ......          360,913                 --
Redeemed .................................       (4,977,508)        (2,988,025)
                                              -------------      -------------
Net increase/(decrease) ..................    $  32,854,474      $   6,980,744
                                              =============      =============
A SHARES:
Sold .....................................    $   2,064,717      $     739,465
Issued as reinvestment of dividends ......           28,845                 --
Redeemed .................................         (418,477)          (107,161)
                                              -------------      -------------
Net increase/(decrease) ..................    $   1,675,085      $     632,304
                                              =============      =============
B SHARES:
Sold .....................................    $     218,323      $     252,490
Issued as reinvestment of dividends ......            5,187                 --
Redeemed .................................          (94,274)           (29,008)
                                              -------------      -------------
Net increase/(decrease) ..................    $     129,236      $     223,482
                                              =============      =============

------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold .....................................        5,438,280          4,877,498
Issued as reinvestment of dividends ......          151,099                 --
Redeemed .................................       (6,231,119)        (6,703,716)
                                              -------------      -------------
Net increase/(decrease) ..................         (641,740)        (1,826,218)
                                              =============      =============
N SHARES:
Sold .....................................        2,070,515            638,082
Issued as reinvestment of dividends ......           16,732                 --
Redeemed .................................         (262,820)          (174,638)
                                              -------------      -------------
Net increase/(decrease) ..................        1,824,427            463,444
                                              =============      =============
A SHARES:
Sold .....................................          105,372             45,439
Issued as reinvestment of dividends ......            1,338                 --
Redeemed .................................          (22,200)            (7,243)
                                              -------------      -------------
Net increase/(decrease) ..................           84,510             38,196
                                              =============      =============
B SHARES:
Sold .....................................           11,919             15,738
Issued as reinvestment of dividends ......              245                 --
Redeemed .................................           (5,155)            (1,970)
                                              -------------      -------------
Net increase/(decrease) ..................            7,009             13,768
                                              =============      =============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                                               EQUITY FUNDS
                                      --------------------------------------------------------------------------------------------
                                                                                                                 SMALL-CAP
                                               SMALL-CAP                                                        AGGRESSIVE
                                                 VALUE                             INDEX                          GROWTH
                                                 FUND                              FUND                            FUND
                                      ----------------------------    ------------------------------    --------------------------
                                          YEAR            YEAR             YEAR            YEAR            YEAR           YEAR
                                          ENDED           ENDED            ENDED           ENDED           ENDED          ENDED
                                        12/31/03        12/31/02         12/31/03        12/31/02        12/31/03       12/31/02
                                      ------------    ------------    -------------    -------------    -----------    -----------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................   $ 88,206,111    $ 88,589,289    $  54,842,184    $ 131,416,092    $   692,169    $ 4,106,927
Issued as reinvestment of dividends      1,030,950       2,170,579       15,760,377        5,456,445             --             --
Redeemed ..........................    (90,590,451)    (81,756,789)    (130,114,818)    (112,265,658)    (2,183,413)    (2,587,447)
                                      ------------    ------------    -------------    -------------    -----------    -----------
Net increase/(decrease) ...........   $ (1,353,390)   $  9,003,079    $ (59,512,257)   $  24,606,879    $(1,491,244)   $ 1,519,480
                                      ============    ============    =============    =============    ===========    ===========
N SHARES:
Sold ..............................   $  3,697,109    $  5,895,429    $   6,581,014     $  4,695,337
Issued as reinvestment of dividends         45,086          44,712        1,171,291          448,578
Redeemed ..........................     (2,505,428)     (4,288,509)      (8,106,912)      (6,715,335)
                                      ------------    ------------    -------------    -------------
Net increase/(decrease) ...........   $  1,236,767    $  1,651,632    $    (354,607)   $  (1,571,420)
                                      ============    ============    =============    =============
A SHARES:
Sold ..............................   $    667,133    $    575,858
Issued as reinvestment of dividends          9,377           6,486
Redeemed ..........................       (168,923)       (130,570)
                                      ------------    ------------
Net increase/(decrease) ...........   $    507,587    $    451,774
                                      ============    ============
B SHARES:
Sold ..............................   $    314,606    $    293,112    $     159,828    $     585,206    $       800    $     3,488
Issued as reinvestment of dividends            575           3,416           26,248            2,131             --             --
Redeemed ..........................        (67,328)        (62,116)        (366,343)              --         (4,807)            --
                                      ------------    ------------    -------------    -------------    -----------    -----------
Net increase/(decrease) ...........   $    247,853    $    234,412    $    (180,267)   $     587,337    $    (4,007)   $     3,488
                                      ============    ============    =============    =============    ===========    ===========

----------------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold ..............................      2,470,328       2,405,739        2,789,440        6,622,131         74,483        441,906
Issued as reinvestment of dividends         23,613          58,591          761,976          275,172             --             --
Redeemed ..........................     (2,473,849)     (2,365,141)      (6,760,531)      (5,368,798)      (275,498)      (305,261)
                                      ------------    ------------    -------------    -------------    -----------    -----------
Net increase/(decrease) ...........         20,092          99,189       (3,209,115)       1,528,505       (201,015)       136,645
                                      ============    ============    =============    =============    ===========    ===========
N SHARES:
Sold ..............................         98,608         160,823          331,280          239,195
Issued as reinvestment of dividends          1,035           1,201           56,577           22,425
Redeemed ..........................        (67,594)       (117,330)        (420,492)        (323,859)
                                      ------------    ------------    -------------    -------------
Net increase/(decrease) ...........         32,049          44,694          (32,635)         (62,239)
                                      ============    ============    =============    =============
A SHARES:
Sold ..............................         17,807          15,833
Issued as reinvestment of dividends            216             176
Redeemed ..........................         (4,472)         (4,183)
                                      ------------    ------------
Net increase/(decrease) ...........         13,551          11,826
                                      ============    ============
B SHARES:
Sold ..............................          8,921           8,318            8,035           30,550            109            403
Issued as reinvestment of dividends             13              90            1,270              114             --             --
Redeemed ..........................         (1,740)         (1,831)         (18,548)              --           (621)            --
                                      ------------    ------------    -------------    -------------    -----------    -----------
Net increase/(decrease) ...........          7,194           6,577           (9,243)          30,664           (512)           403
                                      ============    ============    =============    =============    ===========    ===========

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                                                EQUITY FUNDS
                                        -------------------------------------------------------------------------------------------
                                                                                                                 EMERGING
                                                 BALANCED                       INTERNATIONAL                     MARKETS
                                                   FUND                             FUND                           FUND
                                        ---------------------------     ----------------------------  -----------------------------
                                           YEAR            YEAR             YEAR            YEAR          YEAR             YEAR
                                           ENDED          ENDED            ENDED           ENDED         ENDED             ENDED
                                         12/31/03        12/31/02         12/31/03        12/31/02      12/31/03         12/31/02
                                        -----------    ------------     ------------    ------------  ------------    -------------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..............................     $ 9,988,460    $  8,355,167     $ 37,039,397    $ 46,989,959  $148,543,198    $  72,596,440
Issued as reinvestment of dividends       1,022,981       1,273,724        1,280,712         581,916       262,975           75,387
Redeemed ..........................      (9,573,597)     (9,078,415)     (57,972,418)    (61,093,723)  (31,229,515)     (10,520,149)
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........     $ 1,437,844    $    550,476     $(19,652,309)   $(13,521,848) $117,576,658    $  62,151,678
                                        ===========    ============     ============    ============  ============    =============
N SHARES:
Sold ..............................     $ 2,271,256    $    104,613     $  1,729,584    $ 18,298,569  $  1,276,830    $     708,437
Issued as reinvestment of dividends          34,945          43,530           11,672           2,875         2,174               --
Redeemed ..........................      (2,265,996)       (266,689)      (1,796,389)    (22,450,666)     (533,781)        (740,952)
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........     $    40,205    $   (118,546)    $    (55,133)   $ (4,149,222) $    745,223    $     (32,515)
                                        ===========    ============     ============    ============  ============    =============
A SHARES:
Sold ..............................     $   185,248    $     39,543     $  1,176,808    $  3,130,874  $    222,799    $     226,910
Issued as reinvestment of dividends           5,560           6,196              238              --           507               --
Redeemed ..........................         (59,167)        (48,823)      (1,157,514)     (3,078,775)      (74,861)         (80,829)
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........     $   131,641    $     (3,084)    $     19,532    $     52,099  $    148,445    $     146,081
                                        ===========    ============     ============    ============  ============    =============
B SHARES:
Sold ..............................     $   312,108    $     80,267     $      1,000    $     10,383  $         --    $       9,250
Issued as reinvestment of dividends           2,736             766               --              12            --               --
Redeemed ..........................         (17,639)             --          (12,413)             --        (8,904)              --
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........     $   297,205    $     81,033     $    (11,413)   $     10,395  $     (8,904)   $       9,250
                                        ===========    ============     ============    ============  ============    =============

------------------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold ..............................         806,987         675,024        3,385,133       4,315,397    18,228,757       10,142,851
Issued as reinvestment of dividends          81,690         104,646           98,289          58,898        27,223           11,353
Redeemed ..........................        (774,071)       (745,730)      (5,246,953)     (5,362,120)   (3,912,715)      (1,531,126)
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........         114,606          33,940       (1,763,531)       (987,825)   14,343,265        8,623,078
                                        ===========    ============     ============    ============  ============    =============
N SHARES:
Sold ..............................         185,620           8,337          154,323       1,657,610       146,620           95,772
Issued as reinvestment of dividends           2,794           3,578              894             290           227               --
Redeemed ..........................        (183,970)        (20,767)        (160,684)     (1,997,410)      (60,050)        (100,749)
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........           4,444          (8,852)          (5,467)       (339,510)       86,797           (4,977)
                                        ===========    ============     ============    ============  ============    =============
A SHARES:
Sold ..............................          14,770           3,321          110,405         291,841        27,336           30,537
Issued as reinvestment of dividends             442             509               19              --            53               --
Redeemed ..........................          (4,954)         (3,926)        (106,732)       (291,441)       (8,569)         (13,622)
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........          10,258             (96)           3,692             400        18,820           16,915
                                        ===========    ============     ============    ============  ============    =============
B SHARES:
Sold ..............................          25,363           6,475              106           1,009            --            1,250
Issued as reinvestment of dividends             217              64               --               1            --               --
Redeemed ..........................          (1,434)             --           (1,204)             --        (1,250)              --
                                        -----------    ------------     ------------    ------------  ------------    -------------
Net increase/(decrease) ...........          24,146           6,539           (1,098)          1,010        (1,250)           1,250
                                        ===========    ============     ============    ============  ============    =============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


7.   INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments, U.S. government securities, and mortgage-dollar-roll transactions) during the year ended December 31, 2003, were as follows:


                                                              PURCHASES               SALES
                                                            ------------           ------------
     Short/Intermediate Bond Fund .....................     $157,889,009           $ 91,599,287
     Bond Fund ........................................       57,476,887             84,029,083
     Intermediate Government Bond Fund ................        9,510,183              6,046,675
     High Yield Bond Fund .............................       74,017,141             34,142,692
     Intermediate Tax-Exempt Bond Fund ................      109,758,586            100,612,285
     Tax-Exempt Bond Fund .............................       53,264,367             59,442,094
     Equity Fund ......................................      203,178,262            272,242,053
     Core Equity Fund .................................       85,593,561             85,167,191
     Small-Cap Opportunity Fund .......................      346,217,243            342,304,248
     Small-Cap Value Fund .............................      278,220,837            274,737,190
     Index Fund .......................................        6,006,227             76,378,331
     Small-Cap Aggressive Growth Fund .................        8,715,413             10,324,457
     Balanced Fund ....................................       34,005,157             31,006,581
     International Fund ...............................       50,524,096             65,574,200
     Emerging Markets Fund ............................      155,083,373             31,911,454

     Purchases and sales of U.S. government securities (excluding short-term securities) of the non-Money Market Funds during the year ended December 31, 2003, were as follows:


                                                              PURCHASES               SALES
                                                             -----------            -----------
     Short/Intermediate Bond Fund .....................      $78,803,168            $62,110,924
     Bond Fund ........................................       62,538,477             90,594,633
     Intermediate Government Bond Fund ................       43,750,431             48,731,466
     Balanced Fund ....................................        9,757,257              7,613,209


8.   COMPOSITION OF NET ASSETS

     At December 31, 2003, net assets of each Fund consisted of:


                                                       GOVERNMENT                        TAX-EXEMPT
                                                      MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                          FUND             FUND             FUND
                                                     --------------   --------------   --------------
     Beneficial Interest at Par Value ..........     $    1,759,625   $    7,728,606   $    1,265,224
     Paid-in Capital ...........................      1,757,865,115    7,720,877,515    1,263,958,078
     Undistributed Net Investment Income .......                 --               (1)              --
     Accumulated Net Realized Gain/(Loss) ......              8,229         (591,392)        (187,730)
                                                     --------------   --------------   --------------
     Net Assets ................................     $1,759,632,969   $7,728,014,728   $1,265,035,572
                                                     ==============   ==============   ==============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                          SHORT/                        INTERMEDIATE
                                                       INTERMEDIATE                      GOVERNMENT      HIGH YIELD
                                                         BOND FUND       BOND FUND        BOND FUND       BOND FUND
                                                       ------------    ------------     -------------    -----------
     Beneficial Interest at Par Value ..............   $     28,289    $     12,591      $     5,099     $     4,564
     Paid-in Capital ...............................    291,479,556     128,209,645       85,565,534      60,099,010
     Undistributed Net Investment Income ...........             --          32,465               --               --
     Accumulated Net Realized Gain/(Loss) ..........     (4,999,808)     (3,407,994)         579,126         327,504
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ..........      7,220,804       4,496,111        1,163,487       2,495,170
                                                       ------------    ------------      -----------     -----------
     Net Assets ....................................   $293,728,841    $129,342,818      $87,313,246     $62,926,248
                                                       ============    ============      ===========     ===========


                                                       INTERMEDIATE                     HIGH YIELD
                                                        TAX-EXEMPT      TAX-EXEMPT      SELECT BOND        EQUITY
                                                        BOND FUND        BOND FUND         FUND             FUND
                                                       ------------    ------------     ------------    -----------
     Beneficial Interest at Par Value ..............   $     21,331    $     10,606     $        993    $     21,258
     Paid-in Capital ...............................    224,616,887     101,632,757       27,943,066     233,957,862
     Undistributed Net Investment Income ...........             --              --               --          51,851
     Accumulated Net Realized Gain/(Loss) ..........       (861,315)       (367,765)     (10,684,950)    (26,387,451)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ..........     22,682,345      14,690,939          659,378      36,532,718
                                                       ------------    ------------     ------------    ------------
     Net Assets ....................................   $246,459,248    $115,966,537     $ 17,918,487    $244,176,238
                                                       ============    ============     ============    ============


                                                           CORE         SMALL-CAP        SMALL-CAP
                                                          EQUITY       OPPORTUNITY         VALUE           INDEX
                                                           FUND           FUND             FUND            FUND
                                                       ------------    ------------     ------------    -----------
     Beneficial Interest at Par Value ..............   $      6,476    $     23,680     $      7,071    $     17,353
     Paid-in Capital ...............................    113,787,990     368,038,694      236,441,646     359,192,186
     Undistributed Net Investment Income ...........         38,377              --           31,344          46,157
     Accumulated Net Realized Gain/(Loss) ..........        435,856      22,742,486        7,203,622       4,259,469
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ..........     18,140,470     146,554,815       75,247,386      10,842,444
                                                       ------------    ------------     ------------    ------------
     Net Assets ....................................   $132,409,169    $537,359,675     $318,931,069    $374,357,609
                                                       ============    ============     ============    ============


                                                         SMALL-CAP
                                                         AGGRESSIVE                                       EMERGING
                                                           GROWTH         BALANCED      INTERNATIONAL      MARKETS
                                                            FUND            FUND             FUND           FUND
                                                        -----------     -----------     -------------   ------------
     Beneficial Interest at Par Value ..............    $       747     $     4,421     $     12,747    $     29,053
     Paid-in Capital ...............................      8,091,716      56,237,134      189,744,267     230,853,095
     Undistributed Net Investment Income ...........             --          32,669           69,532         410,426
     Accumulated Net Realized Gain/(Loss) ..........     (1,478,734)     (3,571,134)     (50,610,495)     (5,783,982)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ..........      1,891,992       6,984,144       34,357,309      65,678,501
                                                        -----------     -----------     ------------    ------------
     Net Assets ....................................    $ 8,505,721     $59,687,234     $173,573,360    $291,187,093
                                                        ===========     ===========     ============    ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


9.   FEDERAL TAX INFORMATION

     Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2003, attributable to short-term capital gains distributions reported as ordinary income, realized foreign currency gains/(losses), real estate investment trust adjustments, paydown reclassifications and certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:


                                                                             INCREASE/         INCREASE/
                                                                            (DECREASE)        (DECREASE)
                                                                            ACCUMULATED      UNDISTRIBUTED
                                                           DECREASE        NET REALIZED     NET INVESTMENT
                                                        PAID-IN CAPITAL     GAIN/(LOSS)         INCOME
                                                        ---------------    ------------      -------------
     Government Money Market Fund ................        $     --          $ (25,056)        $  25,056
     Money Market Fund ...........................              --            (27,465)           27,465
     Short/Intermediate Bond Fund ................              --           (325,172)          325,172
     Bond Fund ...................................              --           (123,030)          123,030
     Intermediate Government Bond Fund ...........              --            (69,324)           69,324
     Small-Cap Opportunity Fund ..................              --           (632,757)          632,757
     Small-Cap Value Fund ........................              --            352,330          (352,330)
     Index Fund ..................................              --             13,250           (13,250)
     Small-Cap Aggressive Growth Fund ............         (34,515)                --            34,515
     Balanced Fund ...............................              --            (29,749)           29,749
     International Fund ..........................              --             94,762           (94,762)
     Emerging Markets Fund .......................              --             77,967           (77,967)

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:


                                                                           SHORT-TERM    LONG-TERM
                                              ORDINARY       TAX-EXEMPT      CAPITAL      CAPITAL         TOTAL
                                               INCOME          INCOME         GAIN         GAIN       DISTRIBUTIONS
                                             -----------    -----------    ----------    ----------   -------------
     Government Money Market Fund
        12/31/03 ........................   $  7,264,282    $        --       $ --          $--       $  7,264,282
        12/31/02 ........................      8,012,865             --         --           --          8,012,865
     Money Market Fund
        12/31/03 ........................     68,461,968             --         --           --         68,461,968
        12/31/02 ........................    101,578,252             --         --           --        101,578,252
     Tax-Exempt Money Market Fund
        12/31/03 ........................             --      9,353,091         --           --          9,353,091
        12/31/02 ........................             --     13,408,248         --           --         13,408,248
     Short/Intermediate Bond Fund
        12/31/03 ........................     11,312,573             --         --           --         11,312,573
        12/31/02 ........................     12,881,052             --         --           --         12,881,052

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


                                                                               SHORT-TERM      LONG-TERM
                                                  ORDINARY       TAX-EXEMPT      CAPITAL        CAPITAL         TOTAL
                                                   INCOME          INCOME         GAIN           GAIN       DISTRIBUTIONS
                                                 -----------    -----------    ----------     -----------   -------------
     Bond Fund
        12/31/03 ............................    $ 9,428,815    $        --     $     --      $        --     $ 9,428,815
        12/31/02 ............................     12,556,918             --           --               --      12,556,918
     Intermediate Government Bond Fund
        12/31/03 ............................      3,771,741             --      544,847          529,200       4,845,788
        12/31/02 ............................      4,011,966             --           --               --       4,011,966
     High Yield Bond Fund
        12/31/03 ............................      3,264,829             --      130,868          279,670       3,675,367
        12/31/02 ............................        388,989             --           --               --         388,989
     Intermediate Tax-Exempt Bond Fund
        12/31/03 ............................             --     10,445,481           --               --      10,445,481
        12/31/02 ............................             --     10,446,511           --               --      10,446,511
     Tax-Exempt Bond Fund
        12/31/03 ............................             --      5,564,353           --               --       5,564,353
        12/31/02 ............................             --      5,537,764           --               --       5,537,764
     High Yield Select Bond Fund
        12/31/03 ............................      1,099,934             --           --               --       1,099,934
        12/31/02 ............................        725,153             --           --               --         725,153
     Equity Fund
        12/31/03 ............................      1,587,243             --           --               --       1,587,243
        12/31/02 ............................      1,552,005             --           --               --       1,552,005
     Core Equity Fund
        12/31/03 ............................        521,315             --           --               --         521,315
        12/31/02 ............................        336,095             --           --        1,958,138       2,294,233
     Small-Cap Opportunity Fund
        12/31/03 ............................             --             --           --        5,568,235       5,568,235
        12/31/02 ............................             --             --           --               --              --
     Small-Cap Value Fund
        12/31/03 ............................      2,519,007             --           --               --       2,519,007
        12/31/02 ............................        945,763             --           --        2,319,793       3,265,556
     Index Fund
        12/31/03 ............................      4,878,778             --      167,798       20,773,112      25,819,688
        12/31/02 ............................      4,607,541             --           --        6,279,627      10,887,168
     Small-Cap Aggressive Growth Fund
        12/31/03 ............................             --             --           --               --              --
        12/31/02 ............................             --             --           --               --              --
     Balanced Fund
        12/31/03 ............................      1,070,691             --           --               --       1,070,691
        12/31/02 ............................      1,326,149             --           --               --       1,326,149
     International Fund
        12/31/03 ............................      2,012,643             --           --               --       2,012,643
        12/31/02 ............................        934,256             --           --               --         934,256
     Emerging Markets Fund
        12/31/03 ............................        926,938             --           --               --         926,938
        12/31/02 ............................        214,416             --           --               --         214,416

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

     As   of   December   31,   2003,    the    components   of    distributable
earnings/(accumulated losses) were as follows:


                                                                                                             POST-
                                              UNDISTRIBUTED    UNDISTRIBUTED       CAPITAL         POST-       OCTOBER
                                                ORDINARY         LONG-TERM          LOSS          OCTOBER     CURRENCY
                                                 INCOME        CAPITAL GAIN     CARRYFORWARDS     LOSSES       LOSSES
                                              -------------    ------------     -------------   -----------   --------
     Government Money Market ................  $    8,229       $        --     $         --    $        --   $     --
     Money Market Fund ......................          --                --         (591,392)            --         --
     Tax-Exempt Money Market Fund ...........          --                --         (187,730)            --         --
     Short/Intermediate Bond Fund ...........          --                --       (4,869,162)      (128,591)        --
     Bond Fund ..............................      32,465                --       (3,383,947)            --         --
     Intermediate Government Bond Fund ......          --           579,126               --             --         --
     High Yield Bond Fund ...................     206,026           121,478               --             --         --
     Intermediate Tax-Exempt Bond Fund ......          --                --         (861,315)            --         --
     Tax-Exempt Bond Fund ...................          --                --         (367,765)            --         --
     High Yield Select Bond Fund ............          --                --      (10,683,399)            --         --
     Equity Fund ............................      51,851                --      (26,204,140)            --         --
     Core Equity Fund .......................   1,298,250                --               --             --         --
     Small-Cap Opportunity Fund .............   9,749,722        13,040,743               --             --         --
     Small-Cap Value Fund ...................      31,344         7,850,147               --             --         --
     Index Fund .............................     158,501         5,012,535               --             --         --
     Small-Cap Aggressive Growth Fund .......          --                --       (1,477,156)            --         --
     Balanced Fund ..........................      32,669                --       (3,208,255)            --         --
     International Fund .....................      83,140                --      (49,148,594)    (1,201,955)   (13,609)
     Emerging Markets Fund ..................     410,426                --       (5,783,982)            --         --


     The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Composition of Net Assets are primarily due to wash sales, real estate investment trust adjustments, paydown reclassifications, and certain net operating losses.

     Post-October losses represent losses realized on investment transactions from November 1, 2003 through December 31, 2003 that, in accordance with federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital-loss carryforwards may be carried forward and applied against future capital gains.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     At December 31, 2003, the Funds had capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                                   EXPIRING DECEMBER 31
                                    -----------------------------------------------------------------------------------------------
                                       2006         2007         2008          2009           2010           2011          TOTAL
                                    ----------    --------    ----------    -----------    -----------    ----------    -----------
     Money Market Fund ..........   $       --    $     --    $       --    $        --    $        --    $  591,392    $   591,392
     Tax-Exempt Money
        Market Fund .............           --       1,265           531             --             --       185,934        187,730
     Short/Intermediate
        Bond Fund ...............           --          --     1,503,684             --      3,133,444       232,034      4,869,162
     Bond Fund ..................           --     115,020     1,661,935             --      1,606,992            --      3,383,947
     Intermediate Tax-Exempt
        Bond Fund ...............           --     549,553            --             --        175,926       135,836        861,315
     Tax-Exempt Bond
        Fund ....................           --     367,765            --             --             --            --        367,765
     High Yield Select Bond
        Fund ....................           --          --            --      3,844,603      2,175,201     4,663,595     10,683,399
     Equity Fund ................           --          --            --      1,557,903     21,154,249     3,491,988     26,204,140
     Small-Cap Aggressive
        Growth Fund .............           --          --            --         76,877      1,400,279            --      1,477,156
     Balanced Fund ..............           --          --            --        723,310      2,350,258       134,687      3,208,255
     International Fund .........    1,268,678          --        19,547     21,497,210     20,703,656     5,659,503     49,148,594
     Emerging Markets
        Fund ....................           --          --            --      1,441,177      4,342,805            --      5,783,982


10.  CONCENTRATION OF RISKS

     The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

     The High Yield Bond Fund invests in high-yield instruments and is subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher-rated securities, including, among others, greater risks of timely and ultimate payment of interest and principal, greater market-price volatility and less liquid secondary market trading.

     Each of the  International  Fund and the  Emerging  Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future adverse political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


11.  LINE OF CREDIT

     The Trust, on behalf of each of the Funds except for the High Yield Select Bond Fund, has a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the ultimate parent of Harris Trust. The Credit Facility permits one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, each Fund pays a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that is available during each quarter ("Commitment Fee"). The Commitment Fee is allocated among the Funds based on relative net assets of the Funds. In addition, the Funds will pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the year ended December 31, 2003, none of the Funds had borrowings under the Credit Facility.

                          INDEPENDENT AUDITORS' REPORT



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
   HARRIS INSIGHT FUNDS TRUST:



     We have audited the accompanying statements of net assets of the Harris Insight Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, High Yield Select Bond Fund, High Yield Bond Fund, Intermediate Tax-Exempt Bond Fund, Tax-Exempt Bond Fund, International Fund, Small-Cap Aggressive Growth Fund, Emerging Markets Fund, Short/Intermediate Bond Fund, Bond Fund, Intermediate Government Bond Fund, Equity Fund, Core Equity Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Index Fund, and the Balanced Fund, (the nineteen portfolios constituting the Harris Insight Funds Trust), collectively "the Funds," as of December 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Harris Insight Funds Trust as of December 31, 2003, the results of their operations for the year then ended and the changes in their net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP

Philadelphia, Pennsylvania



February 13, 2004

                                 FUND MANAGEMENT


     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 982-8782.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN            OTHER
                                     TERM OF OFFICE 1                                  FUND COMPLEX         TRUSTEESHIPS/
  NAME, (AGE AT 12/31/03),             AND LENGTH OF         PRINCIPAL OCCUPATION(S)    OVERSEEN BY         DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST    TIME SERVED            DURING PAST 5 YEARS        TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (64)                     Since 1995      Formerly Co-Chairman, Jones Lang    19        Director, Florida Office
Chairman and Trustee                                   LaSalle, formerly named LaSalle               Property Company, Inc. (real
  200 East Randolph Drive                              Partners Ltd. (real estate                    estate investment fund);
  Floor 43                                             investment manager and                        Trustee, Henderson Global Funds
  Chicago, Illinois 60601                              consulting firm).                             (4 Portfolios); and President,
                                                                                                     KCI Inc. (Private S-Corporation
                                                                                                     investing in non-public
                                                                                                     investments).
------------------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley (65)                  Since 2003      Chairman, Chesley, Taft &           19        Trustee, Henderson Global Funds
Trustee                                                Associates, LLC (investment                   (4 portfolios).
  10 S. LaSalle Street                                 advisory firm) since 2001;
  Chicago, Illinois 60603                              formerly Vice-Chairman,
                                                       ABN-AMRO, Inc. (financial
                                                       services company).
------------------------------------------------------------------------------------------------------------------------------------
Valerie B. Jarrett (47)                Since 1999      Executive Vice President, The       19        Director, USG Corporation
Trustee                                                Habitat Company (residential                  (building materials
  350 West Hubbard Street                              property developer).                          manufacturer), The Chicago
  Chicago, Illinois 60610                                                                            Stock Exchange, and Navigant
                                                                                                     Consulting Inc.; Trustee,
                                                                                                     University of Chicago.
------------------------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr. (65)             Since 1995      President and Chief Executive       19        Chairman, Divergence L.L.C.
Trustee                                                Officer, The Field Museum of                  (biotechnology firm); Director,
  1400 South Lake Shore Drive                          Natural  History; formerly                    W.W. Grainger, Inc. (industrial
  Chicago, Illinois 60605                              Senior Vice President and                     distributor) and A.M. Castle,
                                                       Director, Booz-Allen &                        Inc. (metals distributor); and
                                                       Hamilton, Inc.(consulting                     Trustee, Janus Adviser Series,
                                                       firm).                                        Janus Aspen Series and Janus
                                                                                                     Investment Fund (52
                                                                                                     portfolios).
------------------------------------------------------------------------------------------------------------------------------------
Paula Wolff (58)                       Since 1998      Senior Executive, Chicago           19        Vice Chair, University of
Trustee                                                Metropolis 2020 (civic                        Chicago Board of Trustees;
  30 West Monroe Street                                organization), since 2000.                    Chair, University of Chicago
  18th Floor                                           President, Governors                          Hospitals; and Director, Ariel
  Chicago, Illinois 60603                              State University, prior                       Capital Management, Inc.
                                                       thereto.                                      (investment manager).
------------------------------------------------------------------------------------------------------------------------------------

1 A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN            OTHER
                                     TERM OF OFFICE 1                                  FUND COMPLEX         TRUSTEESHIPS/
  NAME, (AGE AT 12/31/03),             AND LENGTH OF         PRINCIPAL OCCUPATION(S)    OVERSEEN BY         DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST    TIME SERVED            DURING PAST 5 YEARS        TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Capaccio (47)                 Since 2001      Senior Vice President, Harris       N/A       N/A
President                                              Trust and Savings Bank.
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
Ishwar D. Gupta (60)                   Since 2001      Senior Vice President, Harris       N/A       N/A
Vice President and Assistant                           Trust and Savings Bank.
Secretary
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
Merrill J. Sklenar (58)                Since 2001      Vice President, Harris Trust        N/A       N/A
Vice President and Assistant                           and Savings Bank.
Secretary
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
David C. Lebisky (31)                  Since 2001      Vice President and Director,        N/A       N/A
Secretary                                              PFPC Inc. (mutual fund
  103 Bellevue Parkway                                 administrator).
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Ryan (62)                       Since        Vice President and Director         N/A       N/A
Treasurer and Principal                 May 2003       of Accounting, PFPC Inc.
Financial and Accounting Officer        Also from
  103 Bellevue Parkway                1999 to 2002
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------
L. Linn Solano (52)
Assistant Treasurer                    Since 1999      Assistant Vice President,           N/A       N/A
  103 Bellevue Parkway                                 PFPC Inc.
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------

The President, Treasurer and Secretary shall each hold office until his successor shall have been duly elected and qualified, and all other officers shall hold office at the pleasure of the Trustees.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------


                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406
                            TELEPHONE: (800) 982-8782


INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISERS
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301

HIM Monegy, Inc.
302 Bay Street
Toronto, Ontario M5X 1A1
Canada

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT ACCOUNTANTS
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103-2499

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602


BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Trustees

FARIS F. CHESLEY
Trustee

VALERIE B. JARRETT
Trustee

JOHN W. MCCARTER, JR.
Trustee

PAULA WOLFF
Trustee

OFFICERS

PETER P. CAPACCIO
President

ISHWAR D. GUPTA
Vice President and Assistant Secretary

MERRILL J. SKLENAR
Vice President and Assistant Secretary

DAVID C. LEBISKY
Secretary

THOMAS J. RYAN
Treasurer and Principal Financial and
Accounting Officer

L. LINN SOLANO
Assistant Treasurer

          THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR
    DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY
      A PROSPECTUS OF THE HARRIS INSIGHT FUNDS. PLEASE READ THE PROSPECTUS
                   CAREFULLY BEFORE YOU INVEST OR SEND MONEY.






                               INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.




                                                                  HIF 1001 12/03

     [LOGO OMITTED] HARRIS
                    INSIGHT FUNDS(TM)











                       HARRIS INSIGHT MONEY MARKET FUNDS

                                 ANNUAL REPORT



--------------------------------------------------------------------------------


                                DECEMBER 31, 2003


--------------------------------------------------------------------------------

          -------------------------------------------------------------
            NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
          -------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------



DEAR SHAREHOLDER:

We are pleased to present the annual report of the Harris Insight Funds' Money Market Funds for the year ending December 31, 2003.

A change in legislation, the Sarbanes-Oxley Act of 2002, requires that the Funds' principal executive and financial officers certify all information provided in current annual reports. Therefore, the portfolio manager commentary focuses specifically on those factors that affected the portfolios in 2003 and does not address potential market developments that may influence the economy and the Funds in the future.

Please take a few minutes to review the report as it provides information about your investment.

We wish to thank you for continuing to invest in the Harris Insight Funds. You should contact the Funds or your financial advisor with any questions.

Sincerely,

/s/PETER P. CAPACCIO

Peter P. Capaccio
President
THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS

INVESTMENT ADVISER:                         HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                                PFPC DISTRIBUTORS, INC.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------




                  LETTER TO SHAREHOLDERS         PAGE 1

             PORTFOLIO MANAGEMENT REVIEW         PAGE 3

                STATEMENTS OF NET ASSETS
                     MONEY MARKET FUNDS:
            Government Money Market Fund         Page 5
                       Money Market Fund         Page 6
            Tax-Exempt Money Market Fund         Page 9

                STATEMENTS OF OPERATIONS         PAGE 15

     STATEMENTS OF CHANGES IN NET ASSETS         PAGE 16

                    FINANCIAL HIGHLIGHTS         PAGE 18

           NOTES TO FINANCIAL STATEMENTS         PAGE 22

            INDEPENDENT AUDITORS' REPORT         PAGE 29

                         FUND MANAGEMENT         PAGE 30

                           PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------
                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in short-term securities issued by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by these securities, that have remaining maturities of 397 days or less.

MANAGER'S OVERVIEW: The key factor affecting the performance of money-market mutual funds was the generational-low level of the Fed Funds Rate. On June 25, the Federal Open Market Committee ("FOMC") of the Federal Reserve Board lowered the Fed Funds Rate to 1.00%. This is the lowest rate level the FOMC has targeted in 45 years. Since money market funds tend to track the Fed Funds Rate, the return on money market funds fell during the year, and current yields are generally just below the 1.00% target rate. Another trend affecting the returns on money market funds that purchase Treasury and Agency debt was the increased supply of short-maturity instruments in these sectors. The growth of supply in these instrument's, particularly in Agency debt, reduced the traditional yield disadvantage relative to corporate securities.

     The Fund actively shifted strategies throughout the year to exploit opportunities provided by these trends. The amount of floating-rate obligations held by the Fund was increased during the year, as these securities provided additional yield relative to instruments with similar maturity characteristics. The Fund also purchased callable Agency debt on several occasions as a substitute for the fixed-rate securities typically held by the Fund. These securities provided significant yield enhancement and benefited from the relatively low levels of interest-rate volatility.


                               MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.

MANAGER'S OVERVIEW: The key factor affecting the performance of money-market mutual funds was the generational-low level of the Fed Funds Rate. On June 25, the Federal Open Market Committee ("FOMC") of the Federal Reserve Board lowered the Fed Funds Rate to 1.00%. This is the lowest rate level the FOMC has targeted in 45 years. Since money market funds tend to track the Fed Funds Rate, the return on money market funds fell during the year, and current yields are generally just below the 1.00% target rate. Another trend affecting the return on money market funds that purchase corporate debt was the overall reduction in the amount of short-term debt issued by these entities. The lack of supply in corporate commercial paper and short-maturity bonds reduced the traditional yield advantage these securities provide relative to Treasury or Agency securities.

     The Fund actively shifted strategies throughout the year to minimize the negative effects of these trends on performance. The amount of floating-rate obligations held by the Fund was increased during the year, as these securities provided additional yield relative to instruments with similar maturity characteristics. The Fund also purchased Agency debt on several occasions as a substitute for the corporate securities typically held by the Fund. Another attractive alternative to corporate debt was municipal securities. During the year, these instruments occasionally produced higher absolute yields than other money market instruments.


                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.

MANAGER'S OVERVIEW: Tax-exempt money fund yields were at extreme lows throughout 2003. The significant, contributing factor to this situation was the Federal Reserve Board lowering its target rate to a 45-year low of 1.00%. The Fed's June 25 easing coincided with the start of the annual tax-exempt note issuance season, resulting in the issuance of new tax-exempt municipal notes at unattractively low yields. This provided little incentive for funds to extend their average days-to-maturity. Many fund managers anticipated the Fed's easing and attempted to extend their portfolios during the first two quarters of the year. During the second half of the year, the variable-rate sector of the municipal market provided the most value. Consistent with the typical seasonal demand cycle of the municipal market, the tax-exempt money markets experienced large cash outflows during the fourth quarter. This created a lack of demand and an abundance of supply in variable-rate securities. Yields soared to levels that, at times, exceeded those of taxable securities.

     The Fund rotated strategies throughout the year to take advantage of market opportunities, extending the portfolio during the first quarter with an expectation that the Fed would ease in the following months. By year-end, all maturities and cash inflows in the Fund were invested in variable-rate securities, and, with heavy supply and little demand in this sector, rates rose to attractive levels. The Fund closed the year with over 70% of its portfolio in floating- and variable-rate instruments.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

AGENCY OBLIGATIONS -- 18.4%
FEDERAL HOME LOAN BANK -- 1.4%
    1.180%                                07/27/04   $ 25,000    $   25,000,000
                                                                 --------------

FEDERAL HOME LOAN MORTGAGE CORP. -- 15.9%
    1.060%                                01/27/04    100,000        99,923,444
    1.200%                                07/27/04     25,000        25,000,000
    1.250%                                08/27/04    100,000       100,000,000
    1.500%                                11/16/04     55,000        55,000,000
                                                                 --------------
                                                                    279,923,444
                                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.1%
    1.180%                                07/27/04     18,000        17,997,567
                                                                 --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $322,921,011)                                               322,921,011
                                                                 --------------
VARIABLE RATE OBLIGATIONS++ -- 67.7%
FEDERAL FARM CREDIT BANK -- 13.1%
    1.010%                                01/02/04*    40,000        39,997,642
    1.045%                                01/07/04*    25,000        24,997,262
    1.060%                                01/12/04*    25,000        24,997,797
    1.070%                                01/12/04*    35,000        34,997,869
    1.054%                                01/16/04*    30,000        30,000,000
    1.021%                                01/26/04*    51,000        50,989,775
    1.061%                                01/29/04*    25,000        24,997,942
                                                                 --------------
                                                                    230,978,287
                                                                 --------------
FEDERAL HOME LOAN BANK -- 4.6%
    1.031%                                01/27/04*    40,000        39,991,114
    1.035%                                02/25/04*    40,000        39,990,875
                                                                 --------------
                                                                     79,981,989
                                                                 --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 11.3%
    1.110%                                01/02/04*    99,500        99,478,303
    1.069%                                02/04/04*    99,500        99,445,727
                                                                 --------------
                                                                    198,924,030
                                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 32.5%
    1.000%                                01/02/04*   134,500       134,442,753
    1.003%                                01/02/04*    42,000        41,991,996
    1.050%                                01/20/04*    59,500        59,481,230
    1.054%                                01/20/04*    52,790        52,767,014
    1.056%                                01/28/04*    84,500        84,477,245
    1.091%                                02/18/04*   100,000        99,977,267
    1.100%                                03/23/04*    99,500        99,478,557
                                                                 --------------
                                                                    572,616,062
                                                                 --------------
OVERSEAS PRIVATE INVESTMENT CORP. -- 6.2%
    1.100%                                01/07/04*   108,605       108,604,651
                                                                 --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $1,191,105,019)                                           1,191,105,019
                                                                 --------------


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

REPURCHASE AGREEMENTS -- 13.9%
Bank of America Corp.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $245,250,652 (Collateralized
  by $295,705,135 FHLMC and FNMA
  4.500% to 6.000%, due from 09/01/23 to
  12/01/33. The market value is
  $250,141,769.)                          01/02/04   $245,237    $  245,237,028
  (Cost $245,237,028)                                            --------------

TOTAL INVESTMENTS -- 100.0%
  (Cost $1,759,263,058 a)                                         1,759,263,058
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                                  2,151,003
Dividends payable                                                      (736,928)
Accrued expenses                                                     (1,044,164)
                                                                 --------------
                                                                        369,911
                                                                 --------------
NET ASSETS -- 100.0%
Applicable to 249,827,879 Institutional
  Shares, 374,303,758 N Shares, and
  1,135,493,103 Service Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                       $1,759,632,969
                                                                 ==============

Net Asset Value, Offering, and Redemption
  Price Per Share Each for Institutional
  Shares, N Shares, and Service Shares                                    $1.00
                                                                          =====


----------------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/03.
*  Date of next interest rate reset.
a  Aggregate cost for federal tax purposes.





                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

AGENCY OBLIGATIONS -- 8.9%
Federal Home Loan Bank
    1.180%                                07/27/04   $125,000    $  125,000,000
Federal Home Loan Mortgage Corp.
    1.200%                                07/27/04    125,000       125,000,000
    1.250%                                08/27/04    200,000       200,000,000
    1.500%                                11/16/04     44,550        44,550,000
Federal National Mortgage Association
    1.180%                                07/27/04     90,000        89,987,834
    1.250%                                08/27/04    100,000       100,000,000
                                                                 --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $684,537,834)                                               684,537,834
                                                                 --------------
ASSET-BACKED SECURITIES -- 3.5%
G-Star, Ltd. Series 2002-2A 144A,
  Class A1MA
    1.201%                                01/26/04*    49,930        49,929,938
G-Star, Ltd. Series 2002-2A 144A,
  Class A1MB
    1.181%                                01/26/04*    60,166        60,165,588
Putnam Structured Product Funding
  Series 2002-1A 144A, Class A1MG
    1.263%                                01/15/04*   126,000       126,000,000
Winston Funding, Ltd. Series 2003-1 144A,
  Class A1MA
    1.210%                                01/23/04*    37,400        37,400,000
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $273,495,526)                                               273,495,526
                                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
Residential Mortgage Securities Corp.
  Series 14A 144A, Class A1
    1.200%                                01/12/04*    71,765        71,765,360
Residential Mortgage Securities Corp.
  Series 16A 144A, Class A1
    1.189%                                01/12/04*    77,975        77,975,040
                                                                 --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $149,740,400)                                               149,740,400
                                                                 --------------
COMMERCIAL PAPER -- 20.2%
Alaska State Housing Finance Corp. TECP
    1.140%                                01/16/04     45,645        45,623,319
Amstel Funding Corp.
    1.110%                                02/02/04     60,228        60,168,575
ASAP Funding, Ltd.
    1.120%                                01/26/04     37,000        36,971,222
    1.120%                                01/29/04    210,000       209,817,067
    1.130%                                02/04/04     50,000        49,946,639
Compass Securitization Corp., L.L.C.
    1.100%                                01/09/04     24,090        24,084,111
Crown Point Capital Corp., L.L.C.
    1.140%                                01/09/04     80,550        80,529,594
    1.100%                                01/12/04     11,976        11,971,975
    1.110%                                01/12/04     50,000        49,983,042
Giro Funding Corp.
    1.120%                                02/09/04     30,179        30,142,383
Giro Multi-Funding Corp.
    1.130%                                01/20/04     30,000        29,982,108


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

COMMERCIAL PAPER (CONTINUED)
HBOS Treasury Services P.L.C.
    1.120%                                02/12/04   $ 20,540    $   20,513,161
Municipal Electrical Authority, Georgia
  TECP
    1.160%                                01/14/04     52,891        52,891,000
Paradigm Funding Corp., L.L.C.
    1.120%                                01/20/04     86,000        85,949,164
    1.120%                                02/10/04     50,000        49,937,778
Park Granada Corp., L.L.C.
    0.970%                                01/02/04     18,852        18,851,492
    1.150%                                01/06/04     50,000        49,992,014
    1.110%                                01/07/04     60,180        60,168,867
    1.130%                                01/09/04     50,000        49,987,445
    1.110%                                02/18/04     40,000        39,940,800
Santa Clara Water District, California
  Series B
    1.150%                                01/15/04      4,145         4,143,146
Scaldis Capital Corp., L.L.C.
    1.110%                                02/02/04     70,137        70,067,798
    1.120%                                02/23/04     10,000         9,983,511
Sunshine State Governmental Financing
  Commission
    1.150%                                01/15/04      3,000         2,998,658
Surrey Funding Corp.
    1.110%                                01/15/04    240,000       239,896,603
    1.110%                                01/16/04     50,000        49,976,875
Thames Asset Global Securitization, Inc.
    1.120%                                01/13/04      7,052         7,049,367
    1.110%                                01/15/04      5,106         5,103,796
    1.100%                                01/20/04     10,457        10,450,929
Ticonderoga Master Funding, Ltd.
    1.105%                                01/28/04     78,456        78,390,980
UBS Finance Corp., L.L.C.
    0.950%                                01/02/04     22,845        22,844,397
                                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $1,558,357,816)                                           1,558,357,816
                                                                 --------------
MUNICIPAL BONDS -- 8.3%
Alaska State Housing Finance Corp.
  Revenue Bonds Series B VR
    1.250%                                01/02/04     8,055          8,055,000
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series C-13 VR
    1.070%                                01/02/04    125,075        125,073,599
Chicago, Illinois, Metropolitan Water
  Reclamation District Greater Chicago
  General Obligation Bonds Series A
    1.070%                                01/07/04     38,500         38,499,569
Colorado State Housing & Finance
  Authority Revenue Bonds Series 1,
  Class A1 VR
    1.250%                                01/07/04     12,600         12,600,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-1 VR
    1.250%                                01/07/04     15,000         15,000,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-2 VR
    1.250%                                01/07/04     50,000         50,000,000


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
Connecticut State Health & Educational
  Facilities Authority Revenue Bonds
  (Yale University) Series V-1 VR
    1.250%                                01/02/04   $  6,300    $    6,300,000
Connecticut State Health & Educational
  Facilities Authority Revenue Bonds
  (Yale University) Series V-2 VR
    1.250%                                01/02/04     28,350        28,350,000
Connecticut State Housing Finance
  Authority Revenue Bonds VR
    1.100%                                01/01/04      8,666         8,666,000
Los Angeles, California, Water & Power
  Revenue Bonds Series A-4 VR
    1.070%                                01/02/04     32,000        31,999,641
Madison, Wisconsin, Community
  Development Authority Revenue Bonds
  VR
    1.260%                                01/07/04      8,355         8,355,000
Metropolitan Water District of Southern
  California Waterworks Revenue Bonds
  Series B-4 VR
    1.030%                                01/07/04     28,800        28,799,539
Riverside County, California, Asset Leasing
  Corp. Leasehold Revenue Bonds
  (Southwest Justice Center) Series B VR
    1.040%                                01/07/04     29,400        29,400,000
Southern California Public Power Authority
  Revenue Bonds (Palo Verde Power
  Project) Series C VR
    1.030%                                01/07/04     28,650        28,649,542
Southern California Public Power Authority
  Revenue Bonds (Southern Transmission
  Power Project) VR
    1.030%                                01/07/04     87,805        87,803,595
Triborough Bridge & Tunnel Authority,
  New York Revenue Bonds Series B VR
    1.080%                                01/07/04     35,100        35,099,635
Triborough Bridge & Tunnel Authority,
  New York Revenue Bonds Series C VR
    1.080%                                01/07/04     40,400        40,399,580
Triborough Bridge & Tunnel Authority,
  New York Special Obligation Revenue
  Bonds Series C VR
    1.080%                                01/07/04     36,285        36,284,637
Washington State Public Power Supply
  Revenue Bonds (Nuclear Project
  Number 1) Series 1A-2 VR
    1.070%                                01/07/04     23,960        23,959,732
                                                                 --------------
TOTAL MUNICIPAL BONDS
  (Cost $643,295,069)                                               643,295,069
                                                                 --------------

TIME DEPOSITS -- 5.1%
Fifth Third Bank
    0.906%                                01/02/04    122,472       122,471,635
UBS Finance Corp., L.L.C.
    0.938%                                01/02/04    270,000       270,000,000
                                                                 --------------
TOTAL TIME DEPOSITS
  (Cost $392,471,635)                                               392,471,635
                                                                 --------------


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

VARIABLE RATE OBLIGATIONS++ -- 47.5%
American Express Centurion Corp.
    1.133%                                01/14/04*  $ 50,000    $   50,000,000
American Express Credit Corp.
  Series 144A
    1.169%                                01/20/04*   250,000       250,000,000
American General Finance Corp.
    1.370%                                01/09/04      4,000         4,000,198
Bank of America Securities Corp., L.L.C.
    1.190%                                01/02/04*   150,000       150,000,000
Beta Finance, Inc. Series 144A
    1.080%                                01/02/04*    80,000        79,989,445
    1.130%                                01/12/04*    32,000        31,999,649
Bradford & Bingley P.L.C. Series 144A
    1.150%                                01/08/04*   250,000       250,000,000
CC USA, Inc. Series 144A
    1.074%                                01/02/04*    18,000        17,997,550
    1.129%                                01/12/04*    14,000        13,999,839
    1.123%                                01/14/04*    15,000        14,999,808
    1.180%                                01/20/04*    50,000        50,016,555
    1.104%                                01/22/04*    74,500        74,489,880
CFM International, Inc.
    1.170%                                01/05/04*    34,325        34,325,000
Compass Securitization Corp., L.L.C.
  Series 144A
    1.119%                                01/12/04*   200,000       199,995,344
Crown Point Capital Corp., L.L.C.
  Series 144A
    1.120%                                01/08/04*   100,000        99,994,538
First USA Bank
    1.380%                                01/08/04*    20,000        20,041,614
FleetBoston Financial Corp.
    1.410%                                01/05/04*    55,600        55,739,400
General Electric Capital Corp.
    1.250%                                01/09/04*    15,000        15,000,000
    1.269%                                01/20/04*     5,000         5,003,110
    1.361%                                01/27/04*     8,500         8,516,737
    1.320%                                03/15/04*     5,035         5,041,074
Goldman Sachs Group, Inc.
    1.180%                                03/15/04*   125,000       125,190,593
Goldman Sachs Group, Inc. Series 144A
    1.243%                                01/15/04*   100,000       100,000,000
    1.400%                                01/15/04*    54,000        54,010,992
    1.126%                                01/20/04*    22,000        22,000,000
HBOS Treasury Services P.L.C. Series 144A
    1.150%                                01/23/04*    30,500        30,502,509
    1.176%                                01/23/04*   100,000       100,042,131
Household Finance Corp.
    1.520%                                03/01/04*     2,250         2,253,518
    2.668%                                03/16/04*    49,350        50,077,646
    1.470%                                03/24/04*    54,800        54,930,632
J.P. Morgan, Chase & Co.
    1.285%                                02/05/04     15,000        15,002,174
K2 Corp., L.L.C. Series 144A
    1.090%                                01/02/04*   100,000        99,995,424
    1.105%                                01/29/04*    45,000        44,997,932
    1.130%                                01/30/04*   100,000        99,990,799
Lehman Brothers Holdings, Inc.
    1.550%                                01/05/04*    12,650        12,678,837
    1.420%                                01/09/04*    52,500        52,516,209
    1.189%                                01/22/04*   102,500       102,500,000


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

VARIABLE RATE OBLIGATIONS++ (CONTINUED)
Money Market Trust Series A-1 144A
    1.313%                                01/15/04*  $173,000    $  173,000,000
Morgan Stanley Dean Witter & Co.
    1.283%                                01/15/04*    38,200        38,200,000
    1.420%                                01/22/04*    24,600        24,619,961
National City Bank
    1.249%                                01/21/04*     5,000         5,003,089
Nationwide Building Society Series 144A
    1.140%                                01/23/04*    72,000        72,000,000
Northern Rock P.L.C. Series 144A
    1.250%                                02/19/04*     9,500         9,503,951
    1.270%                                03/18/04     12,200        12,202,874
Paradigm Funding Corp., L.L.C. Series 144A
    1.130%                                01/05/04*   150,000       149,993,689
Racers Trust Series 2002-07-MM 144A
    1.363%                                01/15/04*   132,000       132,000,015
Rural Electric Cooperative Grantor Trust
  (Kansas Electric Power Cooperative)
    1.170%                                01/07/04*    11,140        11,140,000
Tango Finance Corp. Series 144A
    1.070%                                01/02/04*    29,000        29,000,000
    1.080%                                01/02/04*    60,000        60,000,000
    1.135%                                01/02/04*    31,000        30,999,324
    1.085%                                01/05/04*    20,000        19,999,326
    1.134%                                01/12/04*    43,000        42,998,869
    1.139%                                01/12/04*    30,000        30,000,000
    1.123%                                01/15/04*    25,000        24,999,417
    1.128%                                01/15/04*    50,000        49,998,695
    1.114%                                01/22/04*    30,000        29,999,168
Volkswagen Credit, Inc. Series 144A
    1.350%                                01/22/04     35,000        35,003,861
White Pine Finance Corp., L.L.C.
  Series 144A
    1.100%                                01/05/04*    30,000        29,996,694
    1.130%                                01/07/04*    57,000        56,991,866
    1.124%                                01/12/04*    10,000         9,998,933
    1.123%                                01/15/04*   142,000       141,989,578
    1.111%                                01/26/04*    50,000        49,998,863
                                                                 --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $3,667,477,310)                                           3,667,477,310
                                                                 --------------
YANKEE BONDS -- 0.8%
Canadian Imperial Bank of Commerce
    1.114%                                01/22/04*    25,000        24,998,870
    1.111%                                01/26/04*    40,000        39,993,495
                                                                 --------------
TOTAL YANKEE BONDS
  (Cost $64,992,365)                                                 64,992,365
                                                                 --------------
REPURCHASE AGREEMENTS -- 0.6%
Bank of America Corp.
  1.000%
  Agreement dated 12/31/03, proceeds
  at maturity $48,585,671 (Collateralized
  by $48,727,563 FNMA 5.500%, due
  12/01/33. The market value is
  $49,554,632.)                           01/02/04     48,583        48,582,972
  (Cost $48,582,972)                                             --------------

                                                     SHARES          VALUE+
                                                    --------     --------------
TEMPORARY INVESTMENTS -- 3.9%
AIM Short-Term Investment Co.
  Liquid Assets Prime Portfolio
  (Cost $300,826,089)                             300,826,089    $  300,826,089
                                                                 --------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $7,783,777,016 a)                                         7,783,777,016
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- (0.7%)
Interest receivable and other assets                                  8,565,416
Payable for securities purchased                                    (56,991,866)
Dividends payable                                                    (4,612,926)
Accrued expenses                                                     (2,722,912)
                                                                 --------------
                                                                    (55,762,288)
                                                                 --------------
NET ASSETS -- 100.0%
Applicable to 3,789,247,811 Institutional
  Shares, 1,301,264,146 N Shares,
  44,942 B Shares, 478,632,702 Exchange
  Shares, and 2,159,416,520 Service Shares
  of beneficial interest outstanding,
  $.001 par value (Note 7)                                       $7,728,014,728
                                                                 ==============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES, B SHARES (SUBJECT TO
  A MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE OF 5.0%), EXCHANGE SHARES, AND
  SERVICE SHARES                                                          $1.00
                                                                          =====

-------------------
+   See Note 2a to the Financial Statements.
++  Rate in effect on 12/31/03.
*   Date of next interest rate reset.
a   Aggregate cost for federal tax purposes.
VR -- Variable rate demand note; interest rate in effect on 12/31/03. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TECP -- Tax-Exempt Commercial Paper.


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS -- 101.3%
ALABAMA -- 4.7%
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric Project) VR
    1.450%                                01/07/04   $  3,430    $    3,430,000
Columbia, Alabama, Industrial
  Development Board Pollution Control
  Revenue Bonds (Alabama Power Co.
  Project) Series C VR
    1.350%                                01/02/04     14,200        14,200,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20026020 144A, Class A VR
    1.300%                                01/02/04      9,830         9,830,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20030029 144A, Class A VR
    1.300%                                01/02/04      9,900         9,900,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-2 VR
    1.270%                                01/02/04     12,000        12,000,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-4 VR
    1.270%                                01/02/04     10,000        10,000,000
                                                                 --------------
                                                                     59,360,000
                                                                 --------------
ALASKA -- 2.2%
Alaska State Housing Finance Corp.
  Governmental Purpose Revenue Bonds
  (University of Alaska) Series A VR
    1.280%                                01/07/04     27,600        27,600,000

ARIZONA -- 0.8%
Salt River Project, Arizona, Agricultural
  Improvement & Power District
  Electrical Systems Revenue Bonds
  Series 144A, Class A VR
    1.300%                                01/02/04      9,900         9,900,000

COLORADO -- 3.2%
Colorado Health Facilities Authority
  Revenue Bonds (Catholic Health)
  Series B VR
    1.150%                                01/07/04    11,000         11,000,000
Moffat County, Colorado, Pollution Control
  Revenue Bonds (National Rural Utilities
  Co-Op) VR
    1.450%                                01/07/04     29,135        29,135,000
                                                                 --------------
                                                                     40,135,000
                                                                 --------------
DISTRICT OF COLUMBIA -- 0.3%
District of Columbia General Obligation
  Bonds Series 144A VR
    1.170%                                01/02/04      4,100         4,100,000
                                                                 --------------
FLORIDA -- 2.9%
Florida State Board of Education General
  Obligation Bonds (Eagle) Series 2003025
  144A, Class A VR
    1.300%                                01/02/04      4,900         4,900,000


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Jea, Florida, Water & Sewer System
  Revenue Bonds Series B VR
    1.070%                                01/07/04   $  9,700    $    9,700,000
Orange County, Florida, School Board
  Certificates of Participation (STARS)
  Series 2 144A VR
    1.160%                                01/01/04      1,500         1,500,000
Orlando & Orange County, Florida,
  Expressway Authority Revenue Bonds
  Series C-4 VR
    1.200%                                01/02/04      5,000         5,000,000
Orlando & Orange County, Florida,
  Expressway Authority Revenue Bonds
  Series D VR
    1.200%                                01/02/04      5,000         5,000,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (Seminole Electric Co-Op,
  Inc.) PS
    1.020%                                03/15/04      3,000         3,000,000
    1.250%                                03/15/04      7,000         7,000,000
                                                                 --------------
                                                                     36,100,000
                                                                 --------------
GEORGIA -- 8.0%
Atlanta, Georgia, Metropolitan Rapid
  Transit Authority Sales Tax Revenue
  Bonds Series A VR
    1.200%                                01/07/04     19,350        19,350,000
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Vogtle
  Project) 1st Series PS
    1.250%                                03/25/04     10,000        10,000,000
Gwinnett County, Georgia, Water & Sewer
  Authority Revenue Bonds (Eagle)
  Series 2003021 144A, Class A VR
    1.300%                                01/02/04     16,325        16,325,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant
  Scherer Project) 2nd Series PS
    1.200%                                04/12/04     11,000        11,000,000
Municipal Electric Authority, Georgia TECP
    1.080%                                01/14/04      3,000         3,000,000
    1.100%                                01/15/04     18,300        18,300,000
    1.130%                                01/15/04      1,700         1,700,000
Municipal Electric Authority, Georgia
  Revenue Bonds (Project One)
  Series E VR
    1.200%                                01/07/04     15,365        15,365,000
Putnam County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Branch
  Project) 1st Series PS
    1.200%                                04/12/04      6,700         6,700,000
                                                                 --------------
                                                                    101,740,000
                                                                 --------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
HAWAII -- 0.8%
ABN AMRO Munitops Certificates Trust
  (Hawaii) Series 11 144A PS
    1.200%                                10/13/04   $  9,980    $    9,980,000
                                                                 --------------
ILLINOIS -- 17.7%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 2 144A VR
    1.210%                                01/07/04     10,000        10,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 3 144A VR
    1.210%                                01/07/04     15,000        15,000,000
Cary, Illinois, Special Tax Revenue Bonds
  (Foxford Special Service Area No. 2) VR
    1.200%                                01/07/04      5,630         5,630,000
Chicago, Illinois, General Obligation Bonds
  (Eagle) Series 20030006-A 144A VR
    1.300%                                01/02/04      4,800         4,800,000
Chicago, Illinois, General Obligation Notes
  (Neighborhoods Alive 21-B) VR
    1.300%                                01/07/04     15,000        15,000,000
Chicago, Illinois, General Obligation
  Tender Notes PS
    1.220%                                01/07/04      7,000         7,000,000
Cook County, Illinois, Community
  Consolidated School District No. 21
  (Wheeling) Educational Purposes Tax
  Anticipation Warrants
    1.500%                                04/12/04      6,510         6,520,967
Cook County, Illinois, East Maine School
  District  No. 63 (Des Plaines) General
  Obligation Bonds
    1.850%                                12/01/04      1,300         1,307,062
Cook County, Illinois, General Obligation
  Bonds (Capital Improvement) Series B
  VR
    1.280%                                01/07/04     10,000        10,000,000
Illinois Development Finance Authority
  Revenue Bonds (Elmhurst College)
  Series A RANS
    3.000%                                08/16/04      4,350         4,395,571
Illinois Development Finance Authority
  Revenue Bonds (Lake Forest Academy)
  VR
    1.200%                                01/07/04      4,000         4,000,000
Illinois Development Finance Authority
  Revenue Bonds (McGaw YMCA
  Evanston Project) VR
    1.380%                                01/02/04      4,000         4,000,000
Illinois Development Finance Authority
  Revenue Bonds (North Park University)
  VR
    1.150%                                01/07/04     23,000        23,000,000
Illinois Development Finance Authority
  Revenue Bonds (Presbyterian Home
  Lake) Series A VR
    1.200%                                01/07/04     28,000        28,000,000


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Development Finance Authority
  Revenue Bonds (Provena Health
  Project) Series C VR
    0.770%                                01/02/04   $ 21,000    $   21,000,000
Illinois Development Finance Authority
  Revenue Bonds (Sacred Heart Schools
  Project) VR
    1.000%                                01/07/04      2,300         2,300,000
Illinois Educational Facilities Authority
  Revenue Bonds (Field Museum of
  Natural History) VR
    1.150%                                01/07/04     15,400        15,400,000
Illinois Educational Facilities Authority
  Revenue Bonds (Northwestern
  University) VR
    1.150%                                01/07/04      2,900         2,900,000
Illinois Health Facilities Authority TECP
    1.000%                                03/25/04     13,000        13,000,000
    1.200%                                11/15/04      5,000         5,000,000
Illinois Health Facilities Authority Revenue
  Bonds (Advocate Health Care Network)
  Series A PS
    1.050%                                07/06/04     11,130        11,130,000
Illinois State General Obligation Bonds
  (Eagle) Tax-Exempt Trust
  Series 20026002 144A, Class A VR
    1.300%                                01/07/04     10,840        10,840,000
Winnebago & Boone Counties, Illinois,
  Rockland School District No. 205 Tax
  Anticipation Warrants
    2.270%                                10/28/04      4,000         4,018,464
                                                                 --------------
                                                                    224,242,064
                                                                 --------------
INDIANA -- 6.9%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 5 144A VR
    1.210%                                01/07/04     10,746        10,746,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 7 144A PS
    1.200%                                05/12/04      5,000         5,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 21 144A PS
    1.000%                                05/19/04     12,020        12,020,000
Indiana Health Facility Financing Authority
  Hospital Revenue Bonds (Clarian Health
  Obligated Group) Series H VR
    1.100%                                01/07/04     14,000        14,000,000
Indiana Health Facility Financing Authority
  Revenue Bonds (Ascension Health
  Credit Group) Series A-1 PS
    0.980%                                07/02/04     20,000        20,000,000
Indiana Health Facility Financing Authority
  Revenue Bonds (Ascension Health
  Credit Group) Series A-3 PS
    1.150%                                03/02/04      4,000         4,000,000


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
Indiana Health Facility Financing Authority
  Revenue Bonds (Union Hospital, Inc.
  Project) VR
    1.330%                                01/07/04   $  7,800    $    7,800,000
Indiana Municipal Power Agency, Power
  Supply Systems Revenue Bonds
  Series B 144A PS
    1.000%                                02/12/04      6,755         6,755,000
Indiana State Educational Facilities
  Authority Revenue Bonds (Wabash
  College Project) VR
    1.350%                                01/02/04      3,000         3,000,000
Indiana University Revenue Bonds
  Series 144A VR
    1.300%                                01/02/04      4,285         4,285,000
                                                                 --------------
                                                                     87,606,000
                                                                 --------------
KENTUCKY -- 1.8%
Jefferson County, Kentucky, School
  District Finance Corp. School Building
  Revenue Bonds Series B
    3.125%                                06/01/04      2,145         2,162,397
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series B VR
    1.100%                                01/07/04      9,250         9,250,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
    1.450%                                01/07/04      6,920         6,920,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
    1.450%                                01/07/04      4,860         4,860,000
                                                                 --------------
                                                                     23,192,397
                                                                 --------------
LOUISIANA -- 1.4%
Lake Charles, Louisiana, Harbor Terminal
  District Revenue Bonds (Conoco, Inc.
  Project) Series A VR
    1.100%                                01/07/04     12,100        12,100,000
Louisiana Offshore Terminal Authority
  Deepwater Port Revenue Bonds (Loop
  L.L.C. Project) Series B VR
    1.200%                                01/07/04      5,700         5,700,000
                                                                 --------------
                                                                     17,800,000
                                                                 --------------
MASSACHUSETTS -- 1.6%
Gill-Montague, Massachusetts, Regional
  School District BANS
    2.000%                                07/29/04      5,000         5,024,098
Massachusetts Water Resources
  Authority TECP
    1.100%                                02/09/04     15,000        15,000,000
                                                                 --------------
                                                                     20,024,098
                                                                 --------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
MICHIGAN -- 4.2%
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle)
  Series 20026013 144A, Class A VR
    1.300%                                01/07/04   $  7,680    $    7,680,000
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle)
  Series 20026014 144A, Class A VR
    1.300%                                01/07/04      7,200         7,200,000
Grand Valley State University, Michigan
  Revenue Bonds Series A VR
    1.300%                                01/07/04     16,600        16,600,000
Grand Valley State University, Michigan
  Revenue Bonds Series B VR
    1.300%                                01/02/04      7,000         7,000,000
Kalamazoo, Michigan, Hospital Finance
  Authority Revenue Bonds (Bronson
  Methodist Hospital) VR
    1.320%                                01/02/04      7,000         7,000,000
Michigan State Strategic Fund Limited
  Obligation Revenue Bonds (Southgate
  Properties Project) VR
    1.320%                                01/02/04      7,245         7,245,000
                                                                 --------------
                                                                     52,725,000
                                                                 --------------
MISSISSIPPI -- 1.9%
Claiborne County, Mississippi TECP
    1.150%                                02/13/04      1,900         1,900,000
Jackson County, Mississippi, Pollution
  Control Revenue Bonds (Chevron, Inc.
  Project) VR
    1.300%                                01/01/04      8,000         8,000,000
Jackson County, Mississippi, Port Facility
  Revenue Bonds (Chevron, Inc. Project)
  VR
    1.300%                                01/02/04     10,000        10,000,000
Mississippi State General Obligation
  Bonds (Eagle) Series 20026018 144A,
  Class A VR
    1.300%                                01/07/04      4,000         4,000,000
                                                                 --------------
                                                                     23,900,000
                                                                 --------------
MISSOURI -- 1.6%
Bi State Development Agency,
  Missouri-Illinois Metropolitan District
  Mass Transit Revenue Bonds (MetroLink
  Cross County Project) Series A VR
    1.100%                                01/07/04      7,000         7,000,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Eagle) Series 20026026 144A,
  Class A VR
    1.300%                                01/02/04      2,700         2,700,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) (Eagle)
  Series 20030003 144A, Class A VR
    1.300%                                01/02/04      9,900         9,900,000
                                                                 --------------
                                                                     19,600,000
                                                                 --------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
NEVADA -- 0.9%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 19 144A PS
    1.120%                                06/16/04   $ 10,950    $   10,950,000
                                                                 --------------
NEW MEXICO -- 4.0%
Farmington, New Mexico, Pollution
  Control Revenue Bonds (Arizona Public
  Service Co.) Series A VR
    1.300%                                01/02/04     25,000        25,000,000
Farmington, New Mexico, Pollution
  Control Revenue Bonds (Arizona Public
  Service Co.) Series B VR
    1.300%                                01/02/04     25,000        25,000,000
                                                                 --------------
                                                                     50,000,000
                                                                 --------------
NEW YORK -- 4.4%
New York City, New York, Transitional
  Finance Authority Certificates (STARS)
  Series 1 144A VR
    1.150%                                01/01/04      1,000         1,000,000
New York City, New York, Transitional
  Finance Authority Certificates (STARS)
  Series 7 144A VR
    1.270%                                01/02/04      3,205         3,205,000
New York State Dormitory Authority
  Revenue Bonds Series 144A PS
    1.000%                                02/05/04      5,995         5,995,000
New York State Thruway Authority
  General Revenue Bonds
  Series A BANS
    1.125%                                03/25/04      5,000         5,000,288
New York State Thruway Authority
  Second General Highway & Bridge
  Trust Fund Certificates (STARS)
  Series 4 144A VR
    1.250%                                01/02/04      1,015         1,015,000
Triborough Bridge & Tunnel Authority,
  New York, Revenue Bonds Series B VR
    1.130%                                01/07/04     40,000        40,000,000
                                                                 --------------
                                                                     56,215,288
                                                                 --------------
OHIO -- 0.7%
Ohio State Higher Educational Facility
  Commission Revenue Bonds (Pooled
  Financing 2002 Program) Series A VR
    1.300%                                01/07/04      7,155         7,155,000
Ohio State Higher Educational Facility
  Commission Revenue Bonds (Pooled
  Financing 2003 Program) Series A VR
    1.100%                                01/01/04      1,945         1,945,000
                                                                 --------------
                                                                      9,100,000
                                                                 --------------
OKLAHOMA -- 0.7%
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
    1.250%                                01/07/04      9,270         9,270,000
                                                                 --------------


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
OREGON -- 2.8%
Clakamas County, Oregon, Hospital Facility
  Authority Revenue Bonds (Legacy
  Health System) VR
    1.100%                                01/07/04   $ 20,000    $   20,000,000
Eugene, Oregon, Electric Utiltity Revenue
  Bonds (Eagle) Series 2003002 144A,
  Class A VR
    1.300%                                01/02/04      5,880         5,880,000
Oregon State TANS
    2.250%                                11/15/04     10,000        10,101,753
                                                                 --------------
                                                                     35,981,753
                                                                 --------------
PENNSYLVANIA -- 2.8%
Pennsylvania Intergovernmental
  Cooperation Authority Special Tax
  Revenue Refunding Bonds (City of
  Philadelphia Funding Program) VR
    1.240%                                01/07/04     25,000        25,000,000
Pennsylvania State Turnpike Revenue
  Bonds (Commonwealth Turnpike)
  Series A-3 VR
    1.150%                                01/07/04     10,000        10,000,000
                                                                 --------------
                                                                     35,000,000
                                                                 --------------
SOUTH CAROLINA -- 0.6%
Oconee County, South Carolina, Pollution
  Control Facilities Revenue Bonds (Duke
  Energy Corp. Project) VR
    1.350%                                01/02/04      7,000         7,000,000
                                                                 --------------
TENNESSEE -- 0.1%
Metropolitan Government of Nashville &
  Davidson County, Tennessee Health &
  Educational Facilities Board Revenue
  Bonds (Ascension Health) PS
    1.250%                                01/05/04      1,200         1,200,000
                                                                 --------------
TEXAS -- 12.0%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 8 144A VR
    1.210%                                01/07/04      5,000         5,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 13 144A VR
    1.170%                                01/07/04      6,000         6,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 15 144A PS
    1.200%                                02/25/04     15,925        15,925,000
Denton, Texas, Independent School
  District General Obligation Bonds
  Series B PS
    1.150%                                08/15/04      10,000       10,000,000
Harris County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  Series 144A PS
    1.050%                                02/05/04      6,095         6,095,000
Houston, Texas, Water & Sewer System
  Revenue Bonds (STARS) Series 14 144A
  VR
    1.280%                                01/02/04      1,000         1,000,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Lower Colorado River Authority, Texas
  Transmission Certificates (STARS)
  Series 3 144A VR
    1.280%                                01/02/04   $  1,495    $    1,495,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation Project)
  VR
    1.380%                                01/07/04     17,600        17,600,000
San Antonio, Texas, Electric & Gas
  Revenue Bonds VR
    1.280%                                01/07/04     11,000        11,000,000
Texas Small Business Industrial
  Development Revenue Bonds VR
    1.280%                                01/07/04     25,200        25,200,000
Texas State General Obligation Bonds
  (Eagle) Series 200030026 144A,
  Class A VR
    1.300%                                01/02/04      2,410         2,410,000
Texas State TRANS
    2.000%                                08/31/04     40,000        40,227,779
Texas State Turnpike Authority, Central
  Texas Turnpike System Revenue Bonds
  (Eagle) Series 20030008 144A,
  Class A VR
    1.300%                                01/02/04      9,900         9,900,000
                                                                 --------------
                                                                    151,852,779
                                                                 --------------
VIRGINIA -- 1.9%
Clarke County, Virginia, Industrial
  Development Authority Hospital
  Facilities Revenue Bonds (Winchester
  Medical Center, Inc.) VR
    1.350%                                01/07/04     22,600        22,600,000
Loudoun County, Virginia, Industrial
  Development Authority Revenue Bonds
  (Howard Hughes Medical Institution)
  Series C VR
    1.070%                                01/02/04      1,500         1,500,000
                                                                 --------------
                                                                     24,100,000
                                                                 --------------
WASHINGTON -- 2.5%
Issaquah, Washington, Community
  Properties Revenue Bonds Series A VR
    1.350%                                01/07/04     15,000        15,000,000
Washington State General Obligation
  Bonds Series 144A VR
    1.300%                                01/02/04      2,285         2,285,000
Washington State Public Power Supply
  Systems Revenue Bonds  (Nuclear
  Project No. 1) VR
    1.100%                                01/07/04     14,960        14,960,000
                                                                 --------------
                                                                     32,245,000
                                                                 --------------
WEST VIRGINIA -- 1.2%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 12 144A VR
    1.210%                                01/07/04     15,000        15,000,000
                                                                 --------------


 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
WISCONSIN -- 5.3%
Antigo Unified School District , Wisconsin
  TRANS
    1.500%                                10/29/04   $  4,100    $    4,110,691
Kettle Moraine School District, Wisconsin
  (Waukesha & Jefferson Counties) BANS
    1.100%                                09/03/04      5,500         5,500,704
Kohler School District, Wisconsin BANS
    1.250%                                04/15/04      3,535         3,536,974
Luxemburg-Casco School District,
  Wisconsin TRANS
    1.500%                                10/29/04      3,055         3,063,468
Menomonee Falls School District,
  Wisconsin TRANS
    1.750%                                08/19/04      5,750         5,770,809
Milwaukee, Wisconsin, Redevelopment
  Authority Revenue Bonds (American
  Society for Quality) VR
    1.330%                                01/07/04      2,000         2,000,000
Monona Grove School District, Wisconsin
  TRANS
    1.500%                                10/28/04      2,050         2,055,494
Monroe School District, Wisconsin TRANS
    1.500%                                10/15/04      5,350         5,362,469
New Berlin School District, Wisconsin
  TANS
    1.875%                                02/01/04      1,500         1,501,094
Nicolet High School District, Wisconsin
  TRANS
    1.500%                                10/29/04      1,500         1,504,025
Oconomowoc  Area School District,
  Wisconsin TRANS
    1.750%                                09/23/04      6,000         6,021,951
Verona Area School District, Wisconsin
  TRANS
    1.500%                                08/25/04      7,550         7,570,761
Waukesha County, Wisconsin TANS
    1.375%                                07/15/04      3,000         3,002,093
Wisconsin Health & Educational Facilities
  Authority Revenue Bonds (Wheaton
  Franciscan Services, Inc. System)
  Series B VR
    1.100%                                01/01/04     12,700        12,700,000
Wisconsin State General Obligation Bonds
  Series B PS
    5.500%                                05/01/04      3,470         3,521,933
                                                                 --------------
                                                                     67,222,466
                                                                 --------------
WYOMING -- 1.4%
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Association) Series A VR
    1.350%                                01/02/04     10,000        10,000,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

 ANNUALIZED                                             PAR
 YIELD/RATE                               MATURITY     (000)          VALUE+
------------                             ---------    -------     -------------

MUNICIPAL BONDS (CONTINUED)
WYOMING (CONTINUED)
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Association) Series B VR
    1.350%                                01/01/04   $  8,000    $    8,000,000
                                                                 --------------
                                                                     18,000,000
                                                                 --------------
TOTAL MUNICIPAL BONDS
  (Cost $1,281,141,845)                                           1,281,141,845
                                                                 --------------


                                                      SHARES
                                                     --------
TEMPORARY INVESTMENTS -- 0.8%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                                 5,181,028         5,181,028
Dreyfus Tax-Exempt Cash Management
  #264                                                206,261           206,261
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                 5,351,976         5,351,976
                                                                 --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $10,739,265)                                                 10,739,265
                                                                 --------------
TOTAL INVESTMENTS -- 102.1%
  (Cost $1,291,881,110 a)                                         1,291,881,110
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- (2.1%)
Interest receivable and other assets                                  2,989,874
Payable for securities purchased                                    (28,571,809)
Dividends payable                                                      (798,254)
Accrued expenses                                                       (465,349)
                                                                 --------------
                                                                    (26,845,538)
                                                                 --------------
NET ASSETS -- 100.0%
Applicable to 847,273,218 Institutional Shares,
  237,876,436 N Shares, and 180,073,648
  Service Shares of beneficial interest
  outstanding, $.001 par value (Note 7)                          $1,265,035,572
                                                                 ==============

Net Asset Value, Offering, and Redemption
  Price Per Share Each for Institutional
  Shares, N Shares, and Service Shares                                    $1.00
                                                                          =====


------------------
+  See Note 2a to the Financial Statements.
a  Aggregate cost for federal tax purposes.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/03. Maturity date is the later of the next interest rate change or exercise of the demand feature.
BANS -- Bond Anticipation Note.
RANS -- Revenue Anticipation Note.
TANS -- Tax Anticipation Note.
TECP -- Tax-Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.


                       See Notes to Financial Statements.
14

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                            MONEY MARKET FUNDS
                                                                         --------------------------------------------------------
                                                                           GOVERNMENT                                 TAX-EXEMPT
                                                                          MONEY MARKET         MONEY MARKET          MONEY MARKET
                                                                              FUND                 FUND                  FUND
                                                                         ------------          ------------          ------------
INVESTMENT INCOME:
  Interest ...........................................................   $14,939,746           $97,102,215           $13,657,469
                                                                         -----------           -----------           -----------
    Total investment income ..........................................    14,939,746            97,102,215            13,657,469
                                                                         -----------           -----------           -----------
EXPENSES (NOTE 2D):
  Investment advisory fee (Note 3) ...................................     1,327,810             7,733,692             1,266,709
  Rule 12b-1 fee (Note 4) ............................................     1,332,668             3,823,391               420,746
  Shareholder services fee (Note 4) ..................................     2,479,269             7,684,210               890,351
  Program fee (Note 4) ...............................................     3,409,602             8,704,409               646,059
  Commitment fee (Note 10) ...........................................        17,639               108,050                17,229
  Transfer agency fee (Note 3) .......................................        53,481               363,674                57,148
  Administration fee (Note 3) ........................................     1,451,182             8,295,156             1,350,316
  Custodian fee (Note 3) .............................................        59,207               332,768                51,120
  Directors' fees and expenses .......................................        17,944               128,677                22,778
  Audit fee ..........................................................        38,302               173,476                25,242
  Legal fee ..........................................................        13,388                72,426                10,696
  Reports to shareholders ............................................        21,142               218,549                27,925
  Registration fees ..................................................        34,176                77,876                33,624
  Miscellaneous ......................................................       (13,636)              231,527                (9,350)
                                                                         -----------           -----------           -----------
    Total expenses ...................................................    10,242,174            37,947,881             4,810,593
                                                                         -----------           -----------           -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ............    (2,541,654)           (9,280,171)             (506,215)
                                                                         -----------           -----------           -----------
    Net expenses .....................................................     7,700,520            28,667,710             4,304,378
                                                                         -----------           -----------           -----------
  NET INVESTMENT INCOME/(LOSS) .......................................     7,239,226            68,434,505             9,353,091
                                                                         -----------           -----------           -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6) ......         8,229               (22,026)               (4,393)
                                                                         -----------           -----------           -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................   $ 7,247,455           $68,412,479           $ 9,348,698
                                                                         ===========           ===========           ===========




                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                            MONEY MARKET FUNDS
                                                                         --------------------------------------------------------
                                                                           GOVERNMENT                                 TAX-EXEMPT
                                                                          MONEY MARKET         MONEY MARKET          MONEY MARKET
                                                                              FUND                 FUND                  FUND
                                                                         --------------        ------------          ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .........................................   $    7,239,226        $   68,434,505        $    9,353,091
Net realized gain/(loss) on investment transactions ..................            8,229               (22,026)               (4,393)
                                                                         --------------        --------------        --------------
Increase/(decrease) in net assets from operations ....................        7,247,455            68,412,479             9,348,698
                                                                         --------------        --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2B AND 2C):
Net investment income:
  Institutional Shares ...............................................       (2,987,191)          (45,629,443)           (7,758,569)
  N Shares ...........................................................       (2,059,530)           (8,934,202)           (1,231,710)
  B Shares ...........................................................               --                   (56)                   --
  Exchange Shares ....................................................               --            (6,674,094)                   --
  Service Shares .....................................................       (2,217,561)           (7,224,173)             (362,812)
                                                                         --------------        --------------        --------------
Total distributions from net investment income .......................       (7,264,282)          (68,461,968)           (9,353,091)
                                                                         --------------        --------------        --------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...............................................      (11,648,271)       (1,120,051,626)           31,971,540
  N Shares ...........................................................       72,185,141             3,869,787            27,158,348
  B Shares ...........................................................             --                  29,828                    --
  Exchange Shares ....................................................             --            (955,889,825)                   --
  Service Shares .....................................................      937,704,598           891,519,748           101,291,767
                                                                         --------------        --------------        --------------
Increase/(decrease) in net assets from capital share
  transactions .......................................................      998,241,468        (1,180,522,088)          160,421,655
                                                                         --------------        --------------        --------------
Total increase/(decrease) in net assets ..............................      998,224,641        (1,180,571,577)          160,417,262
                                                                         --------------        --------------        --------------
NET ASSETS:
Beginning of period ..................................................      761,408,328         8,908,586,305         1,104,618,310
                                                                         --------------        --------------        --------------
End of period ........................................................   $1,759,632,969        $7,728,014,728        $1,265,035,572
                                                                         ==============        ==============        ==============


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                            MONEY MARKET FUNDS
                                                                         --------------------------------------------------------
                                                                           GOVERNMENT                                 TAX-EXEMPT
                                                                          MONEY MARKET         MONEY MARKET          MONEY MARKET
                                                                              FUND                 FUND                  FUND
                                                                         --------------        ------------          ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .........................................   $  8,000,224          $  101,505,277        $   13,408,248
Net realized gain/(loss) on investment transactions ..................         25,056                (513,865)             (179,553)
                                                                         ------------          --------------        --------------
Increase/(decrease) in net assets from operations ....................      8,025,280             100,991,412            13,228,695
                                                                         ------------          --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2B AND 2C):
Net investment income:
  Institutional Shares ...............................................     (3,649,156)            (63,542,612)          (10,926,944)
  N Shares ...........................................................     (3,837,382)            (19,984,265)           (2,253,788)
  B Shares ...........................................................             --                     (56)                   --
  Exchange Shares ....................................................             --             (12,117,933)                   --
  Service Shares .....................................................       (526,327)             (5,933,386)             (227,516)
                                                                         ------------          --------------        --------------
Total distributions from net investment income .......................     (8,012,865)           (101,578,252)          (13,408,248)
                                                                         ------------          --------------        --------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...............................................     12,041,732           2,671,757,632            27,141,601
  N Shares ...........................................................     19,339,678            (244,987,936)          (19,820,589)
  B Shares ...........................................................             --                  15,113                    --
  Exchange Shares ....................................................             --           1,090,915,269                    --
  Service Shares .....................................................    197,788,505           1,267,896,772            78,781,881
                                                                         ------------          --------------        --------------
Increase/(decrease) in net assets from capital share
  transactions .......................................................    229,169,915           4,785,596,850            86,102,893
                                                                         ------------          --------------        --------------
Total increase/(decrease) in net assets ..............................    229,182,330           4,785,010,010            85,923,340

NET ASSETS:
Beginning of period ..................................................    532,225,998           4,123,576,295         1,018,694,970
                                                                         ------------          --------------        --------------
End of period ........................................................   $761,408,328          $8,908,586,305        $1,104,618,310
                                                                         ============          ==============        ==============


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         NET                                                NET
                                        ASSET                       DISTRIBUTIONS          ASSET
                                        VALUE            NET          FROM NET             VALUE
                                      BEGINNING      INVESTMENT      INVESTMENT            END OF          TOTAL
                                      OF PERIOD        INCOME          INCOME              PERIOD         RETURN
--------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                                $1.00          $0.010          $(0.010)            $ 1.00           1.02%
12/31/02                                 1.00           0.016           (0.016)              1.00           1.65
12/31/01                                 1.00           0.040           (0.040)              1.00           4.04
12/31/00                                 1.00           0.061           (0.061)              1.00           6.24
12/31/99                                 1.00           0.049           (0.049)              1.00           5.04
--------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/03                                $1.00          $0.007          $(0.007)            $ 1.00           0.67%
12/31/02                                 1.00           0.013           (0.013)              1.00           1.30
12/31/01                                 1.00           0.036           (0.036)              1.00           3.68
12/31/00                                 1.00           0.057           (0.057)              1.00           5.87
12/31/99                                 1.00           0.046           (0.046)              1.00           4.67
--------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
12/31/03                                $1.00          $0.004          $(0.004)            $ 1.00           0.37%
05/07/02 (3) to 12/31/02                 1.00           0.006           (0.006)              1.00           0.57 (2)

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/03                                $1.00          $0.011          $(0.011)            $ 1.00           1.10%
12/31/02                                 1.00           0.018           (0.018)              1.00           1.83
12/31/01                                 1.00           0.041           (0.041)              1.00           4.21
12/31/00                                 1.00           0.063           (0.063)              1.00           6.46
12/31/99                                 1.00           0.052           (0.052)              1.00           5.29
--------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/03                                $1.00          $0.007          $(0.007)            $ 1.00           0.74%
12/31/02                                 1.00           0.015           (0.015)              1.00           1.48
12/31/01                                 1.00           0.038           (0.038)              1.00           3.85
12/31/00                                 1.00           0.059           (0.059)              1.00           6.09
12/31/99                                 1.00           0.048           (0.048)              1.00           4.92
--------------------------------------------------------------------------------------------------------------------
B SHARES
12/31/03                                $1.00          $0.002          $(0.002)            $ 1.00           0.24% (4)
07/26/02 to 12/31/02                     1.00           0.003           (0.003)              1.00           0.30 (2)(4)
06/29/01 (3) to 12/31/01                 1.00           0.004           (0.004)              1.00            N/A (5)
--------------------------------------------------------------------------------------------------------------------
EXCHANGE SHARES
12/31/03                                $1.00          $0.010          $(0.010)            $ 1.00           1.05%
12/31/02                                 1.00           0.018           (0.018)              1.00           1.79
07/12/01 (3) to 12/31/01                 1.00           0.014           (0.014)              1.00           1.41(2)
--------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
12/31/03                                $1.00          $0.004          $(0.004)            $ 1.00           0.44%
05/02/02 (3) to 12/31/02                 1.00           0.007           (0.007)              1.00           0.69 (2)




                       See Notes to Financial Statements.

                                          NET                              RATIO OF EXPENSES
                                        ASSETS            RATIO OF            TO AVERAGE            RATIO OF NET
                                        END OF           EXPENSES TO          NET ASSETS          INVESTMENT INCOME
                                        PERIOD           AVERAGE NET          (EXCLUDING           TO AVERAGE NET
                                         (000)             ASSETS              WAIVERS)                ASSETS
--------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                             $  249,842             0.19%                 0.24%                  1.01%
12/31/02                                261,492             0.20                  0.26                   1.62
12/31/01                                249,444             0.20                  0.25                   4.01
12/31/00                                314,497             0.20                  0.25                   6.11
12/31/99                                210,521             0.20                  0.24                   4.93
--------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/03                             $  374,310             0.54%                 0.59%                  0.66%
12/31/02                                302,126             0.55                  0.61                   1.27
12/31/01                                282,782             0.55                  0.60                   3.62
12/31/00                                333,934             0.55                  0.60                   5.72
12/31/99                                289,651             0.55                  0.59                   4.58
--------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
12/31/03                             $1,135,481             0.80%                 1.13%                  0.32%
05/07/02 (3) to 12/31/02                197,790             0.94 (1)              1.16 (1)               0.78 (1)

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/03                             $3,788,967             0.17%                 0.23%                  1.10%
12/31/02                              4,909,006             0.17                  0.23                   1.79
12/31/01                              2,237,567             0.19                  0.23                   4.16
12/31/00                              2,066,227             0.18                  0.23                   6.26
12/31/99                              2,084,723             0.19                  0.24                   5.20
--------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/03                             $1,301,168             0.52%                 0.58%                  0.75%
12/31/02                              1,297,318             0.52                  0.58                   1.44
12/31/01                              1,542,392             0.54                  0.58                   3.81
12/31/00                              1,293,794             0.53                  0.58                   5.91
12/31/99                              1,053,228             0.54                  0.59                   4.85
--------------------------------------------------------------------------------------------------------------------
B SHARES
12/31/03                             $       45             0.98%                 1.22%                  0.25%
07/26/02 to 12/31/02                         15             1.17 (1)              1.23 (1)               0.73 (1)
06/29/01 (3) to 12/31/01                     --             1.19 (1)              1.23 (1)               2.84 (1)
--------------------------------------------------------------------------------------------------------------------
EXCHANGE SHARES
12/31/03                             $  478,586             0.22%                 0.28%                  1.10%
12/31/02                              1,434,436             0.22                  0.28                   1.70
07/12/01 (3) to 12/31/01                343,617             0.24 (1)              0.28 (1)               2.69 (1)
--------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
12/31/03                             $2,159,249             0.82%                 1.14%                  0.41%
05/02/02 (3) to 12/31/02              1,267,811             0.91 (1)              1.12 (1)               0.97 (1)




                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         NET                                                NET
                                        ASSET                       DISTRIBUTIONS          ASSET
                                        VALUE            NET          FROM NET             VALUE
                                      BEGINNING      INVESTMENT      INVESTMENT            END OF          TOTAL
                                      OF PERIOD        INCOME          INCOME              PERIOD         RETURN
--------------------------------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                               $ 1.00          $0.009          $(0.009)            $ 1.00           0.90%
12/31/02                                 1.00           0.013           (0.013)              1.00           1.35
12/31/01                                 1.00           0.027           (0.027)              1.00           2.70
12/31/00                                 1.00           0.039           (0.039)              1.00           3.94
12/31/99                                 1.00           0.030           (0.030)              1.00           3.07
--------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/03                               $ 1.00          $0.005          $(0.005)            $ 1.00           0.54%
12/31/02                                 1.00           0.010           (0.010)              1.00           0.99
12/31/01                                 1.00           0.023           (0.023)              1.00           2.34
12/31/00                                 1.00           0.035           (0.035)              1.00           3.58
12/31/99                                 1.00           0.027           (0.027)              1.00           2.75
--------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
12/31/03                               $ 1.00          $0.003          $(0.003)            $ 1.00           0.30%
05/06/02 (3) to 12/31/02                 1.00           0.004           (0.004)              1.00           0.39 (2)

(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.
(4) Contingent deferred sales load is not reflected in total return.
(5) Not meaningful given short period.


                       See Notes to Financial Statements.

                                          NET                              RATIO OF EXPENSES
                                        ASSETS            RATIO OF            TO AVERAGE            RATIO OF NET
                                        END OF           EXPENSES TO          NET ASSETS          INVESTMENT INCOME
                                        PERIOD           AVERAGE NET          (EXCLUDING           TO AVERAGE NET
                                         (000)             ASSETS              WAIVERS)                ASSETS
--------------------------------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/03                             $847,140               0.22%                 0.23%                  0.89%
12/31/02                              815,171               0.22                  0.23                   1.34
12/31/01                              788,162               0.23                  0.23                   2.62
12/31/00                              830,879               0.24                  0.24                   3.88
12/31/99                              515,987               0.23                  0.23                   3.01
--------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/03                             $237,835               0.57%                 0.58%                  0.54%
12/31/02                              210,678               0.57                  0.58                   0.99
12/31/01                              230,533               0.58                  0.58                   2.35
12/31/00                              237,521               0.58                  0.59                   3.54
12/31/99                              240,132               0.55                  0.58                   2.71
--------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
12/31/03                             $180,061               0.81%                 1.14%                  0.28%
05/06/02 (3) to 12/31/02               78,769               0.96 (1)              1.14 (1)               0.58 (1)



                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003



1.   ORGANIZATION

     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios, three of which are included in these financial statements. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

    MONEY MARKET FUNDS:
    Harris Insight Government Money Market Fund ("Government Money Market Fund") Harris Insight Money Market Fund ("Money Market Fund")
    Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund")

     The Trust offers six classes of shares: A shares, N shares, B shares, Service shares, Exchange shares, and Institutional shares. Each of the Money Market Funds offers the N shares, Service shares, and Institutional shares. B shares and Exchange shares are offered only by the Money Market Fund. None of the Money Market Funds offers A shares. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne pro rata on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, B shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in Note 4. Institutional shares are not subject to service organization/agent fees.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) SECURITY VALUATION -- Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (B) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (C) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds are declared daily and paid monthly. Each Fund's net realized capital gains, if any, are distributed at least annually.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     (D) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated among the classes of shares of the Fund based upon the relative net assets of the classes.

     (E) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

     (F) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the straight line method.


3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Trust retains Harris Investment Management ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

         Each Money Market Fund    0.14% of the first $100 million of net assets
                                   and 0.10% of net assets over $100 million

     HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 2003, there were no advisory fee waivers for the Money Market Funds.

     The Trust has an Administration Agreement with Harris Trust and Savings Bank ("Harris Trust" or the "Administrator"). In this capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, the Administrator and the Transfer Agent are entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of the average daily net assets in excess of $600 million. Certain employees of Harris Trust and PFPC are officers of the Funds.

     PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services. Fees for services rendered by the Distributor were paid by the Administrator.

     During the year ended December 31, 2003, Harris Trust received $5,774,117 in fees (net of waivers of $5,371,293) from the Money Market Funds for services as Administrator and Transfer Agent, of which Harris Trust paid to PFPC $2,100,892 in fees for services rendered under the agreements described above. In addition, PFPC and PFPC Trust Co. received $849,891 in fees and expenses (net of waivers of $18,750) from the Money Market Funds for other transfer agency, custodian, and administrative and accounting services.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003



4.   SERVICE PLANS

     Shares of all classes of a Fund represent equal PRO RATA interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a list of the Funds included in this report along with a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes.

     SHAREHOLDER SERVICE FEES:

                                                     N SHARES          B SHARES           EXCHANGE SHARES           SERVICE SHARES
                                                     (0.25%)            (0.25%)               (0.05%)                   (0.25%)
                                                    ---------          --------           ---------------           --------------
     Government Money Market Fund............       $ 774,468                                                         $1,704,801
     Money Market Fund.......................       3,029,741             $57                 $277,237*                4,352,205
     Tax-Exempt Money Market Fund............         567,321                                                            323,030

     * Net of waivers of $24,970.

     RULE 12b-1 FEES (DISTRIBUTION FEES PURSUANT TO RULE 12b-1 UNDER THE 1940
ACT):

                                                      N SHARES         B SHARES           SERVICE SHARES
                                                       (0.10%)          (0.75%)               (0.15%)
                                                     ----------        --------           ---------------
     Government Money Market Fund ...............    $  309,787                             $1,022,881
     Money Market Fund ..........................     1,211,897          $130*               2,611,323
     Tax-Exempt Money Market Fund ...............       226,928                                193,818

     * Net of waivers of $41.

     The Service shares class of each of the Money Market Funds may pay Program Service fees to financial institutions to provide check-writing, debit or credit card bill payment, and other auxiliary services to participants in a cash management program, at a rate of up to 0.50% (on an annualized basis) of the average daily net assets attributable to Service shares. For the year ended December 31, 2003, fees paid under the Program were $1,469,857, $4,144,764, and $232,465 (net of voluntary waivers of $1,939,745, $4,559,645 and $413,594) for the Service shares of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

5.   CAPITAL SHARES

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                      MONEY MARKET FUNDS
                          ---------------------------------------------------------------------------------------------------------
                            GOVERNMENT MONEY MARKET FUND              MONEY MARKET FUND              TAX-EXEMPT MONEY MARKET FUND
                          ---------------------------------   ---------------------------------   ---------------------------------
                               YEAR              YEAR              YEAR              YEAR              YEAR              YEAR
                              ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
                             12/31/03          12/31/02          12/31/03          12/31/02          12/31/03          12/31/02
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold..................... $ 1,361,479,489   $   929,495,246   $21,422,067,258   $19,651,013,334   $ 2,274,388,814   $ 1,168,417,090
Issued as reinvestment
  of dividends...........         267,228            96,685        12,703,696        14,833,773            38,537           205,307
Redeemed.................  (1,373,394,988)     (917,550,199)  (22,554,822,580)  (16,994,089,475)   (2,242,455,811)   (1,141,480,796)
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Net increase/(decrease).. $   (11,648,271)  $    12,041,732   $(1,120,051,626)  $ 2,671,757,632   $    31,971,540   $    27,141,601
                          ===============   ===============   ===============   ===============   ===============   ===============

N SHARES:
Sold..................... $ 2,032,634,666   $ 1,799,881,714   $ 3,967,152,198   $ 3,694,404,666   $   559,034,432   $   462,394,802
Issued as reinvestment
  of dividends...........       1,925,957         3,405,809         8,969,044        19,697,845           979,453         1,851,619
Redeemed.................  (1,962,375,482)   (1,783,947,845)   (3,972,251,455)   (3,959,090,447)     (532,855,537)     (484,067,010)
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Net increase/(decrease).. $    72,185,141   $    19,339,678   $     3,869,787   $  (244,987,936)  $    27,158,348   $   (19,820,589)
                          ===============   ===============   ===============   ===============   ===============   ===============

B SHARES:
Sold.....................                                     $        44,067   $        23,731
Issued as reinvestment
  of dividends...........                                                  52                49
Redeemed.................                                             (14,291)           (8,667)
                                                              ---------------   ---------------
Net increase/(decrease)..                                     $        29,828   $        15,113
                                                              ===============   ===============

EXCHANGE SHARES:
Sold.....................                                     $ 1,836,736,364   $ 4,745,856,284
Issued as reinvestment
  of dividends...........                                           5,936,599         8,835,230
Redeemed.................                                      (2,798,562,788)   (3,663,776,245)
                                                              ---------------   ---------------
Net increase/(decrease)..                                     $  (955,889,825)  $ 1,090,915,269
                                                              ===============   ===============

SERVICE SHARES:
Sold..................... $ 1,172,487,808   $   238,599,232   $ 1,536,808,319   $ 1,453,010,664   $   217,491,515   $   118,086,124
Issued as reinvestment
  of dividends...........       2,014,061           442,810         7,329,563         5,193,262           351,611           201,759
Redeemed.................    (236,797,271)      (41,253,537)     (652,618,134)     (190,307,154)     (116,551,359)      (39,506,002)
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Net increase/(decrease).. $   937,704,598   $   197,788,505   $   891,519,748   $ 1,267,896,772   $   101,291,767   $    78,781,881
                          ===============   ===============   ===============   ===============   ===============   ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003



6.   INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 2003, and the net realized gains and losses on securities sold for the period then ended for each of the Money Market Funds for federal income tax purposes were not materially different from the amounts reported for financial reporting purposes.


7.   COMPOSITION OF NET ASSETS

     At December 31, 2003, net assets of each Money Market Fund consisted of:

                                                            GOVERNMENT                                     TAX-EXEMPT
                                                           MONEY MARKET           MONEY MARKET            MONEY MARKET
                                                               FUND                   FUND                    FUND
                                                          --------------         --------------          --------------
     Beneficial Interest at Par Value ..............      $    1,759,625         $    7,728,606          $    1,265,224
     Paid-in Capital ...............................       1,757,865,115          7,720,877,515           1,263,958,078
     Undistributed Net Investment Income ...........                  --                     (1)                     --
     Accumulated Net Realized Gain/(Loss) ..........               8,229               (591,392)               (187,730)
                                                          --------------         --------------          --------------
     Net Assets ....................................      $1,759,632,969         $7,728,014,728          $1,265,035,572
                                                          ==============         ==============          ==============

8.   FEDERAL TAX INFORMATION

     Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     The Money Market Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2003, attributable to short-term capital gain distributions reported as ordinary income and paydown reclassifications were reclassified to the following accounts:

                                                                                   INCREASE/               INCREASE/
                                                                                  (DECREASE)              (DECREASE)
                                                            INCREASE/              ACCUMULATED           UNDISTRIBUTED
                                                           (DECREASE)             NET REALIZED           NET INVESTMENT
                                                         PAID-IN CAPITAL           GAIN/(LOSS)               INCOME
                                                         ---------------         --------------          --------------
     Government Money Market Fund .....................       $ --                 $(25,056)                 $25,056
     Money Market Fund ................................         --                  (27,465)                  27,465


     These reclassifications had no effect on net assets or net asset value per share.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003


     The tax character of distributions paid during the last two fiscal years were as follows:


                                                      ORDINARY             TAX-EXEMPT           SHORT-TERM              TOTAL
                                                       INCOME                INCOME            CAPITAL GAIN          DISTRIBUTIONS
                                                    ------------         -------------        --------------       ----------------
     Government Money Market Fund
        12/31/03 ...............................    $  7,264,282          $        --             $ --               $  7,264,282
        12/31/02 ...............................       8,012,865                   --               --                  8,012,865
     Money Market Fund
        12/31/03 ...............................      68,461,968                   --               --                 68,461,968
        12/31/02 ...............................     101,578,252                   --               --                101,578,252
     Tax-Exempt Money Market Fund
        12/31/03 ...............................              --            9,353,091               --                  9,353,091
        12/31/02 ...............................              --           13,408,248               --                 13,408,248

     As of December 31, 2003, the components of distributable earnings/ (accumulated losses) were as follows:

                                                       UNDISTRIBUTED            CAPITAL
                                                         ORDINARY                LOSS
                                                          INCOME             CARRYFORWARDS
                                                     ----------------       ---------------
     Government Money Market ...................         $ 8,229               $       --
     Money Market Fund .........................              --                 (591,392)
     Tax-Exempt Money Market Fund ..............              --                 (187,730)

     For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At December 31, 2003, the Funds had capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                             Expiring December 31
                                                      --------------------------------------------------------------------
                                                       2007        2008        2009        2010        2011         Total
                                                      ------      ------      ------      ------     --------     --------
     Money Market Fund ............................   $   --       $ --        $ --        $ --      $591,392     $591,392

     Tax-Exempt Money Market Fund .................    1,265        531          --          --       185,934      187,730

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003



9.   CONCENTRATION OF RISKS

     The Tax-Exempt Money Market Fund invests primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. The Money Market Funds invest in debt instruments; the issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.


10.  LINE OF CREDIT

     The Trust, on behalf of each of the Funds, has a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the ultimate parent of Harris Trust. The Credit Facility permits one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, each Fund pays a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that is available during each quarter ("Commitment Fee"). The Commitment Fee is allocated among the Funds based on relative net assets of the Funds. In addition, the Funds will pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the year ended December 31, 2003, none of the Funds had borrowings under the Credit Facility.

                          INDEPENDENT AUDITORS' REPORT




TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
   HARRIS INSIGHT FUNDS TRUST:



     We have audited the accompanying statements of net assets of the Harris Insight Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, (three of the portfolios constituting the Harris Insight Funds Trust), collectively "the Funds," as of December 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Insight Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund as of December 31, 2003, the results of their operations for the year then ended and the changes in their net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/KPMG LLP


Philadelphia, Pennsylvania


February 13, 2004

                                 FUND MANAGEMENT


     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 982-8782.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            OTHER
                                        TERM OF OFFICE 1                                   FUND COMPLEX         TRUSTEESHIPS/
  NAME, (AGE AT 12/31/03),               AND LENGTH OF         PRINCIPAL OCCUPATION(S)      OVERSEEN BY         DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST      TIME SERVED             DURING PAST 5 YEARS         TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (64)                     Since 1995       Formerly Co-Chairman, Jones Lang        19      Director, Florida Office
Chairman and Trustee                                    LaSalle, formerly named LaSalle                 Property Company, Inc.
  200 East Randolph Drive                               Partners Ltd. (real estate                      (real estate investment
  Floor 43                                              investment manager and                          fund); Trustee, Henderson
  Chicago, Illinois 60601                               consulting firm).                               Global Funds (4 Portfolios);
                                                                                                        and President, KCI Inc.
                                                                                                        (Private S-Corporation
                                                                                                        investing in non-public
                                                                                                        investments).
-----------------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley (65)                  Since 2003       Chairman, Chesley, Taft & Associates,   19      Trustee, Henderson Global
Trustee                                                 LLC (investment advisory firm) since            Funds (4 portfolios).
  10 S. LaSalle Street                                  2001; formerly Vice-Chairman, ABN-AMRO,
  Chicago, Illinois 60603                               Inc. (financial services company).
-----------------------------------------------------------------------------------------------------------------------------------
Valerie B. Jarrett (47)               Since 1999        Executive Vice President, The Habitat   19      Director, USG Corporation
Trustee                                                 Company (residential property                   (building materials
  350 West Hubbard Street                               developer).                                     manufacturer), The Chicago
  Chicago, Illinois 60610                                                                               Stock Exchange, and Navigant
                                                                                                        Consulting Inc.; Trustee,
                                                                                                        University of Chicago.
-----------------------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr. (65)            Since 1995        President and Chief Executive Officer,  19      Chairman, Divergence L.L.C.
Trustee                                                 The Field Museum of Natural History;            (biotechnology firm);
  1400 South Lake Shore Drive                           formerly Senior Vice President and              Director, W.W. Grainger,
  Chicago, Illinois 60605                               Director, Booz-Allen & Hamilton, Inc.           Inc.(industrial distributor)
                                                        (consulting firm).                              and A.M. Castle, Inc.
                                                                                                        (metals distributor); and
                                                                                                        Trustee, Janus Adviser
                                                                                                        Series, Janus Aspen Series
                                                                                                        and Janus Investment Fund
                                                                                                        (52 portfolios).
-----------------------------------------------------------------------------------------------------------------------------------
Paula Wolff (58)                      Since 1998        Senior Executive, Chicago Metropolis    19      Vice Chair, University
Trustee                                                 2020 (civic organization), since 2000.          of Chicago Board of
  30 West Monroe Street                                 President, Governors State University,          Trustees; Chair, University
  18th Floor                                            prior thereto.                                  of Chicago Hospitals; and
  Chicago, Illinois 60603                                                                               Director, Ariel Capital
                                                                                                        Management, Inc.
                                                                                                        (investment manager).
-----------------------------------------------------------------------------------------------------------------------------------




1 A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            OTHER
                                        TERM OF OFFICE                                     FUND COMPLEX         TRUSTEESHIPS/
  NAME, (AGE AT 12/31/03),               AND LENGTH OF         PRINCIPAL OCCUPATION(S)      OVERSEEN BY         DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST      TIME SERVED             DURING PAST 5 YEARS         TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Peter P. Capaccio (47)                   Since 2001      Senior Vice President, Harris Trust     N/A     N/A
President                                                and Savings Bank.
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
-----------------------------------------------------------------------------------------------------------------------------------
Ishwar D. Gupta (60)                     Since 2001      Senior Vice President, Harris Trust     N/A     N/A
Vice President and Assistant Secretary                   and Savings Bank.
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
-----------------------------------------------------------------------------------------------------------------------------------
Merrill J. Sklenar (58)                  Since 2001      Vice President, Harris Trust and        N/A     N/A
Vice President and Assistant Secretary                   Savings Bank.
  111 West Monroe Street, 6W
  Chicago, Illinois 60603
-----------------------------------------------------------------------------------------------------------------------------------
David C. Lebisky (31)                    Since 2001      Vice President and Director, PFPC Inc.  N/A     N/A
Secretary                                                (mutual fund administrator).
  103 Bellevue Parkway
  Wilmington, Delaware 19809
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Ryan (62)                        Since         Vice President and Director of          N/A     N/A
Treasurer and Principal Financial and     May 2003       Accounting, PFPC Inc.
  Accounting Officer                     Also from
  103 Bellevue Parkway                  1999 to 2002
  Wilmington, Delaware 19809
-----------------------------------------------------------------------------------------------------------------------------------
L. Linn Solano (52)                      Since 1999      Assistant Vice President, PFPC Inc.     N/A     N/A
Assistant Treasurer
  103 Bellevue Parkway
  Wilmington, Delaware 19809
-----------------------------------------------------------------------------------------------------------------------------------



The President, Treasurer and Secretary shall each hold office until his successor shall have been duly elected and qualified, and all other officers shall hold office at the pleasure of the Trustees.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------

                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406
                            TELEPHONE: (800) 982-8782

INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISERS
Hansberger Global Investors,Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301

HIM Monegy, Inc.
302 Bay Street
Toronto, Ontario M5X 1A1
Canada

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT ACCOUNTANTS
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103-2499

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602

BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Trustees

FARIS F. CHESLEY
Trustee

VALERIE B. JARRETT
Trustee

JOHN W. MCCARTER, JR.
Trustee

PAULA WOLFF
Trustee

OFFICERS

PETER P. CAPACCIO
President

ISHWAR D. GUPTA
Vice President and Assistant Secretary

MERRILL J. SKLENAR
Vice President and Assistant Secretary

DAVID C. LEBISKY
Secretary

THOMAS J. RYAN
Treasurer and Principal Financial and
Accounting Officer

L. LINN SOLANO
Assistant Treasurer

--------------------------------------------------------------------------------

           This report is submitted for the general information of the shareholders of the Harris Insight Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the Harris Insight Funds. Please read the prospectus carefully before you invest or send money.



                               INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.


                                                                  HIF 1002 12/03



ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, had adopted a code of ethics (the "Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (b) There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.


     (c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees had determined that Faris F. Chesley, C. Gary Gerst, Valerie B. Jarrett, John W. McCarter, Jr. and Paula Wolff are qualified to serve as audit committee financial experts serving on its audit committee and that they are "independent," as defined by this Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES

         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $326,960 in 2002 and $275,000 in 2003.

     (b) AUDIT RELATED FEES

         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2002 and $0 in 2003.

     (c) TAX SERVICE FEES

         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 in 2002 and $0 in 2003.

     (d) ALL OTHER FEES

         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2002 and $0 in 2003.



     (e)(1) PRE-APPROVAL POLICIES

         The Audit Committee shall:

         Except as provided below, pre-approve any engagement of the independent auditors to provide any non-audit services to the Portfolios (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid to the independent auditors, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).

                  Pre-approval of non-audit services to the Portfolios is not required, if:

                  (i) the services were not recognized by management at the time of the engagement as non-audit services;

                  (ii) the aggregate fees for all non-audit services provided to the Portfolios are less than 5% of the total fees paid by the Portfolios to its independent auditors during the fiscal year in which the non-audit services are provided; and

                  (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for in this section) prior to the completion of the audit.

                  The  independent   auditors  shall  not  perform  any  of  the
                  following non-audit services for the Portfolios ("prohibited non-audit services"):

                  (i) Bookkeeping or other services related to the accounting records or financial statements of the Portfolios;

                  (ii)  Financial information systems design and implementation;

                  (iii) Appraisal or valuation  services,  fairness  opinions or contribution-in-kind reports;

                  (iv)  Actuarial services;

                  (v)   Internal audit outsourcing services;

                  (vi)  Management functions or human resources;

                  (vii) Broker  or  dealer,  investment  adviser  or  investment banking services;

                  (viii)Legal  services  or  expert  services  unrelated  to the audit; and

                  (ix) Any other services that the Public Company Accounting Oversight Board determines are impermissible.

                  Except as provided below, pre-approve any engagement of the independent auditors to provide any non-audit services to Harris Investment Management, Inc. or any other investment adviser to the Portfolios (the "Adviser") (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Portfolios if the engagement relates directly to the operations or financial reporting of the Portfolios, including the fees and other compensation to be paid to the independent auditors. Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:

                  (i) the services were not recognized by management at the time of the engagement as non-audit services;

                  (ii) the aggregate fees for all non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section (1)(b) or (1)(c) of the registrant's Audit Committee Charter paid by the Portfolios, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and

                  (iii) such  services are promptly  brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.

     (e)(2) PRE-APPROVAL PERCENTAGES. The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0

                           (c) 0

                           (d) 0

     (f) PERCENTAGE OF HOURS BY PART-TIME PERSONNEL. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.



     (g) NON-AUDIT FEES. The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $311,000 in 2002 for tax services provided to Harris Trust and Savings Bank, the registrant's administrator and transfer agent, and $0 in 2003.



     (h) NON-AUDIT SERVICES. This item is not applicable because the principal accountant did not provide any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. [RESERVED]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant is not required to respond to this item until the filing of its Form N-CSR for the period ending June 30, 2004

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b))

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting except that, during 2003, management enhanced controls related to the imposition of redemption fees for certain transactions in certain Funds .

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          Harris Insight Funds Trust
             ----------------------------------------------

By (Signature and Title)*  /S/ PETER P. CAPACCIO
                          -----------------------
                           Peter P. Capaccio, President
                           (principal executive officer)

Date     March 5, 2004
       ------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ PETER P. CAPACCIO
                          -----------------------
                           Peter P. Capaccio, President
                           (principal executive officer)

Date     March 5, 2004
       ------------------


By (Signature and Title)*  /S/ THOMAS J. RYAN
                           -------------------
                           Thomas J. Ryan, Principal Financial & Accounting
                               Officer
                           (principal financial officer)

Date     March 5, 2004
       ------------------



* Print the name and title of each signing officer under his or her signature.